Exhibit 10.9

EXECUTION VERSION

SECURITY AGREEMENT

among

LEE ENTERPRISES, INCORPORATED,

CERTAIN SUBSIDIARIES OF LEE ENTERPRISES, INCORPORATED

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as COLLATERAL AGENT

Dated as of January 30, 2012

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of January 30, 2012 made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the “Assignors”) in favor of Wilmington Trust, National Association, as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Lee Enterprises, Incorporated (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Book Running Managers, and Wilmington Trust, National Association, as administrative agent (together with any successor administrative agent, the “Administrative Agent”) for the Lenders, have entered into a Second Lien Loan Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”), providing for the making (or deemed making) and continuation of Loans to the Borrower, all as contemplated therein (the Lenders, the Administrative Agent, the Collateral Agent and each other Agent are herein called the “Secured Creditors”);

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making (or deemed making) and continuation of the Loans to the Borrower under the Loan Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence (or deemed incurrence) and continuation of the Loans by the Borrower under the Loan Agreement and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make (or be deemed to make) and continue the Loans to the Borrower;

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i) each and every Account;

(ii) all cash;

(iii) the Cash Collateral Accounts and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Accounts;

(iv) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v) all Commercial Tort Claims;

(vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

(vii) all Contracts, together with all Contract Rights arising thereunder;

(viii) all Copyrights;

(ix) all Equipment;

(x) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(xi) all Documents;

(xii) all General Intangibles;

(xiii) all Goods;

(xiv) all Instruments;

(xv) all Inventory;

(xvi) all Financial Assets;

(xvii) all Joint Venture Investment Property;

(xviii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xix) all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

(xx) all Notes;

(xxi) all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

(xxii) all Permits;

(xxiii) all Security Entitlements and other Investment Property (to the extent not already covered by another clause of this Section 1.1(a));

(xxiv) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

(xxv) all Supporting Obligations;

(xxvi) all Fixtures;

(xxvii) all other goods and personal property, whether tangible or intangible; and

(xxviii) all Proceeds and products of, and all accessions to, substitutions and replacements for, and rents, profits and products of, any and all of the foregoing

(all of the above, the “Collateral”).

Notwithstanding the foregoing, the term “Collateral” shall not include any Excluded Property or any Excluded TNI Assets.

(b) The security interest of the Collateral Agent under this Agreement automatically (and without the taking of any action by any Assignor) extends to all Collateral which any Assignor may acquire, or with respect to which such Assignor may obtain rights, at any time during the term of this Agreement, and each Assignor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days (or, in the case of any Pulitzer Assignor, 5 Business Days) after it obtains such Collateral) for the benefit of the Collateral Agent and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Assignor shall physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Assignor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Collateral Agent an agreement for the benefit of the Collateral Agent and the other Secured Creditors substantially in the form of Annex S (appropriately completed to the satisfaction of the Collateral Agent and with such modifications, if any, as shall be satisfactory to the Collateral Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Assignor shall promptly notify the Collateral Agent thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Collateral Agent deems necessary or desirable to effect the foregoing;

(iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 1.1(b)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 1.1(b)(ii) hereof;

(v) with respect to any Note, such Assignor shall physically deliver such Note to the Collateral Agent, endorsed in blank, or, at the request of the Collateral Agent, endorsed to the Collateral Agent in accordance with Section 3.6 hereof; and

(vi) with respect to cash proceeds from any of the Collateral, at the reasonable request of the Collateral Agent or upon an occurrence of a Default or an Event of Default, (i) establishment by the Collateral Agent of a cash account in the name of such Assignor over which the Collateral Agent shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Collateral Agent and (ii) deposit of such cash in such cash account.

(c) In addition to the actions required to be taken pursuant to Section 1.1(b) hereof, each Assignor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of such Assignor whereby or with respect to which the Collateral Agent may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Assignor shall take all actions as may be reasonably requested from time to time by the Collateral Agent so that “control” of such Collateral is obtained and at all times held by the Collateral Agent; and

(ii) each Assignor shall from time to time cause appropriate financing statements (on appropriate forms) under the UCC as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Collateral Agent), to be filed in the relevant filing offices so that at all times the Collateral Agent’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

1.2 Lien Subordination; Bailee for Perfection. (a) Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 1.1 herein shall, (x) with respect to any such Liens granted in Common Collateral (as defined in the Lee Intercreditor Agreement) prior to the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Lee Intercreditor Agreement) on such Collateral pursuant to the terms of the Lee Intercreditor Agreement and (y) with respect to any such Liens granted in Common Collateral (as defined in the Pulitzer Intercreditor Agreement) prior to the First Priority Obligations Payment Date (as defined in the Pulitzer Intercreditor Agreement), be subject and subordinate to the First Priority Lien (as defined in the Pulitzer Intercreditor Agreement) on such Collateral pursuant to the terms of the Pulitzer Intercreditor Agreement.

(b) Notwithstanding anything herein to the contrary, (x) subject to the terms of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable, and until (but not after) the First Priority Obligations Payment Date (as defined in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable), (i) the requirements of this Agreement to endorse, assign or deliver Collateral to the Collateral Agent, or to provide the Collateral Agent “control” (within the meaning of the UCC) over the collateral, shall be deemed satisfied by endorsement, assignment or delivery of such Collateral to the First Priority Representative or by exercise of control over such Collateral by the First Priority Representative in each case as bailee and agent for the Collateral Agent pursuant to Section 2.3(c) of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, and (ii) any endorsement, assignment or delivery of Collateral to the First Priority Representative or control over the Collateral by the First Priority Representative, in each case as bailee and agent for the Collateral Agent pursuant to Section 2.3(c) of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, shall be deemed an endorsement, assignment or delivery to, or control by, the Collateral Agent for all purposes hereunder, and (y) the requirements of this Agreement to endorse, assign or deliver to the Collateral Agent, or to otherwise provide the Collateral Agent “control” (within the meaning of the UCC) over, any Investment Property or a Grantor, shall not apply to any Excluded TNI Assets.

1.3 Power of Attorney. Subject to the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons (other than the First Priority Representative) therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

2.5 [RESERVED].

2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor, the Federal Employer Identification Number (if any), and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ (or, in the case of any Pulitzer Assignor, 30 days’) prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Notwithstanding anything to the contrary in the immediately preceding sentence, (i) no Pulitzer Assignor shall change its jurisdiction of organization without the prior written consent of the Collateral Agent and (ii) in the event that any Pulitzer Assignor shall change its chief executive office or principal place of business (provided that the new location is leased to such Assignor), then, concurrently with entering into the lease for the new location, such Assignor shall furnish to the Collateral Agent, an executed and delivered access agreement in favor of the Collateral Agent with respect to such new location, in form and substance reasonably satisfactory to the Collateral Agent. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

2.7 [RESERVED].

2.8 Certain Significant Transactions. During the one-year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

2.9 Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all property of the Lee Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC (other than Copyrights, Marks and Patents which are the subject of a filing of a grant of security interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office) does not exceed $5,000,000. If the aggregate value of all such property at any time owned by all Lee Assignors exceeds $5,000,000, the Lee Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Lee Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

2.11 Collateral in the Possession of a Bailee. If any material amounts of Inventory or other Goods (as to the Assignors taken as a whole) are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with the Assignors other than the Pulitzer Assignors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

2.12 Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

2.13 Certain Representations and Warranties Regarding Certain Collateral. (a) Each Assignor represents and warrants that on the date hereof: (i) the Stock (and any warrants or options to purchase Stock) held by such Assignor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex O hereto; (ii) such Stock referenced in clause (i) of this sentence constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex O hereto; (iii) the Notes held by such Assignor consist of the promissory notes described in Annex P hereto where such Assignor is listed as the Lender; (iv) the Limited Liability Company Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex Q hereto; (v) each such Limited Liability Company Interest referenced in clause (iv) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex Q hereto; (vi) the Partnership Interests held by such Assignor consist of the number and type of interests of the Persons described in Annex R hereto; (vii) each such Partnership Interest referenced in clause (vi) of this paragraph constitutes that percentage or portion of the entire Partnership Interest of the relevant partnership as set forth in Annex R hereto; (viii) such Assignor has complied with the respective procedure set forth in Section 1.1(b) hereof with respect to each item of Collateral described in Annexes O through R hereto for such Assignor; and (ix) on the date hereof, such Assignor owns no other Stock, Limited Liability Company Interests or Partnership Interests.

(b) Each Pulitzer Assignor represents and warrants that on the date hereof: (i) all Collateral of such Assignor comprising Chattel Paper, Instruments (in an outstanding or stated principal amount in excess of $25,000) or Investment Property comprising Certificated Securities is set forth in Annex T hereto; and (ii) all motor vehicles and other Equipment subject to a Certificate of Title owned, held or in which such Assignor otherwise has acquired or received any rights or interest are listed on Annex U, and such Grantor shall promptly amend Annex U from time to time to reflect any additions to or deletions from such list.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;

INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts pursuant to its historical customs and practices, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on any premise of any Assignor to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, each Lee Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the applicable Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the applicable Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Loan Agreement has occurred and is continuing.

3.4 Modification of Terms; etc. Except in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent.

3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent, and subject to the terms of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

3.6 Instruments. If any Assignor owns or acquires any Instrument in excess of $500,000 (or, in the case of any Pulitzer Assignor, $25,000) constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Intercompany Note), such Assignor will within 10 (or, in the case of any Pulitzer Assignor, 5) Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent (provided, that such request shall not be required with respect to any such Instrument of a Pulitzer Assignor) will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

3.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9 Deposit Accounts; Etc.

(a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name and address of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account, and indicates whether such Deposit Account constitutes an Excluded Account. For each Deposit Account (other than any Excluded Account), and, in the case of any Pulitzer Assignor, if requested by the Collateral Agent for the purposes of perfection, the respective Assignor shall cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent (or to the person contemplated by Section 2.3(c) of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable), on or before the date of this Agreement (or such later date as may be reasonably acceptable to the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” (A) in a form substantially consistent with the “control agreement” for such Deposit Account in effect with respect to the Prepetition Credit Agreement or the Pulitzer Debt Agreement, in each case on the Petition Date, with such changes thereto to account for or ensure the continuous perfection of the Collateral Agent’s lien on such Deposit Account or, (B) if no such “control agreement” for a Deposit Account is in effect on the Petition Date, a “control agreement” in such other form as may be acceptable to the Collateral Agent. If any bank with which a Deposit Account (other than any Excluded Account) is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within such period as may be reasonably acceptable to the Collateral Agent in its sole discretion) close the respective Deposit Account and transfer all balances therein to the applicable Cash Collateral Account or another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account (other than any Excluded Account) is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a “control agreement” without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within a reasonable period after notice from the Collateral Agent) in accordance with the requirements of the immediately preceding sentence. The Collateral Agent agrees that it will only give a “Notice of Exclusive Control” under a “control agreement” following the occurrence of an Event of Default.

(b) The name and address of each Securities Intermediary or commodity intermediary at which any Pulitzer Assignor maintains any Securities Account or Commodity Account and the applicable account numbers and account names are set forth in Annex U. Each such Assignor agrees to amend Annex U from time to lime within five Business Days after opening any additional Securities Account or Commodity Account, or closing or changing the account name or number on any existing Securities Account or Commodity Account.

(c) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (i) Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a) and (ii) Excluded Accounts. At the time any such Deposit Account (other than an Excluded Account) is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish (in the case of a Pulitzer Assignor, within five Business Days) to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

3.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

3.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more (or, in the case of each Pulitzer Assignor, $100,000 or more) are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more (or, in the case of each Pulitzer Assignor, $100,000 or more), such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3.12 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Lee Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Lee Assignor. Furthermore, if requested by the Collateral Agent, each Lee Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Lee Assignor will promptly (and in any event within 10 days) following any request by the Collateral Agent deliver all of its Tangible Chattel Paper to the Collateral Agent. At all times, each Lee Assignor will mark Tangible Chattel Paper with a legend provided by the Collateral Agent indicating the security interest herein. In addition, each Pulitzer Assignor represents and warrants that there are no Accounts or Chattel Paper of such Assignor which arise out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, except for those listed on Annex T hereto (as such Annex shall be updated from time to time).

3.13 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and, in the case of the Lee Assignors, Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and, in the case of the Lee Assignors, all Domain Names that such Assignor owns or, except as described in Annex I, uses in connection with its business as of the date hereof, and, in the case of each Pulitzer Assignor, except as set forth on Annex I none of such Marks has been licensed to any third party except in the ordinary course of publishing newspapers and related products. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Marks and material Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third-party claim received by it that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and, in the case of the Lee Assignors, Domain Name registrations listed in Annex I hereto for such Assignor and that, to each Assignor’s knowledge, said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications for United States Marks will not mature into registrations, except to the extent the same, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Subject to the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

4.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any material Mark or Domain Name absent prior written approval of the Collateral Agent.

4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor’s rights in and to any

Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor’s use of any Mark or Domain Name material to such Assignor’s business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

4.4 Preservation of Marks. Each Assignor agrees to take all such actions as are reasonably necessary to preserve its Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

4.6 Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by any Lee Assignor, within 30 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

4.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, in accordance with the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain

Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all material Trade Secret Rights, (ii) the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof, and, in the case of each Pulitzer Assignor, except as set forth on Annex J none of such Patents has been licensed to any third party except in the ordinary course of publishing newspapers and related products, and (iii) the registered Copyrights listed in Annex K hereto for such Assignor and that, except as described in Annex K hereto, said Copyrights are all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof, and, in the case of each Pulitzer Assignor, except as set forth on Annex K none of such Copyrights has been licensed to any third party except in the ordinary course of publishing newspapers and related products. Each Assignor further warrants that it has no knowledge of any third-party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any Trade Secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. In accordance with the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

5.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any material Patent or Copyright absent prior written approval of the Collateral Agent.

5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each material Patent or Copyright, absent prior written consent of the Collateral Agent.

5.5 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor’s business), absent written consent of the Collateral Agent.

5.6 Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, in accordance with the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair, in any material respect,

the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

6.2 Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC as in effect in any relevant jurisdiction or under other relevant law).

6.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, and the estimated value and location of such Collateral). Without limiting the foregoing, each Assignor agrees that it shall promptly (and in any event within 20 days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

6.4 Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral consistent with the provisions of this Agreement. In addition, each Pulitzer Assignor will, at its own expense, from time to time upon the written request of the Collateral Agent, take such further action as the Collateral Agent may reasonably deem necessary or desirable to place the interest of the Collateral Agent as lienholder (or other similar designation) on the Certificate of Title of any motor vehicles or other Equipment constituting Collateral owned by such Assignor which is covered by a Certificate of Title and delivering the original thereof to the Collateral Agent (or its designated agent), it being understood that any such Assignor shall not be required to comply with the foregoing requirements of this sentence prior to an Event of Default unless the aggregate book value of motor vehicles and such Equipment exceeds $750,000 (in which case, and in the case of an Event of Default, all Certificate of Titles will be required to be delivered with the Collateral Agent’s Lien properly noted thereon).

6.5 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor with further reference to those assets specifically excluded from the grant of the security interest contained in this Agreement).

6.6 Federal Government Contracts. If any Account or Chattel Paper of any Pulitzer Assignor arises out of a contract or contracts with the United States of America or any department, agency, or instrumentally thereof, such Pulitzer Assignor shall (i) promptly notify the Collateral Agent thereof in writing, and execute and deliver in connection therewith (A) a collateral assignment of claims in favor of the Collateral Agent, and (B) a notice of collateral assignment of claims directed to the appropriate federal government agencies and agents thereof as required under applicable law, each in form and substance reasonably satisfactory to the Collateral Agent, (ii) promptly take any other steps reasonably required by the Collateral Agent in order to ensure that all moneys due or to become due under such contract or contracts shall be collaterally assigned to the Collateral Agent, for the benefit of the Secured Creditors, and notice thereof given under the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727; 41 U.S.C. 15), or other applicable law, and (iii) promptly update Annex T hereto and deliver a copy of such revised schedule to the Collateral Agent, together with copies of all related contracts evidencing such Accounts and/or Chattel Paper. Notwithstanding the foregoing, the Pulitzer Assignors shall not be required to comply with the foregoing in connection with purchase orders for the publication of notices so long as the aggregate amount owing under all of such purchase orders does not at any lime exceed $100,000.

6.7 Maintenance of Insurance. Each Pulitzer Grantor shall maintain, with financially sound and reputable companies, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. In addition, each Pulitzer Grantor shall maintain, with financially sound and reputable companies, insurance policies insuring (a) its Equipment, Fixtures and Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, and reasonably satisfactory to the Required Lenders, and (b) against liability for personal injury and property damage relating to such Equipment, Fixtures and Inventory, and reasonably satisfactory to the Required Lenders. Each Pulitzer Grantor, at its expense, shall obtain a loss payable endorsement to each policy of property insurance in favor of the Collateral Agent for the benefit of the Secured Creditors and each policy of liability insurance shall name the Collateral Agent for the benefit of the Secured Creditors as an additional insured. Each Pulitzer Grantor shall, if so directed by the Collateral Agent, deliver to the Collateral Agent as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to the insurance on its Equipment, Fixtures and Inventory. Within 60 days of the date hereof, all policies of insurance required to be maintained pursuant to this Section 6.7 shall (i) contain a clause which provides that the Collateral Agent’s and the Secured Creditors’ interests under the policy shall not be invalidated by any act or omission to act of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy; and (ii) provide that, as to the interests of the Collateral Agent under such policies, no cancellation, reduction in amount or change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof.

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon Default. Subject to the terms of the Lee Intercreditor Agreement, the Pulitzer Intercreditor Agreement, and Section 11 of the Loan Agreement each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the applicable Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation; or

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4;

(viii) accelerate any Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Note (including, without limitation, to make any demand for payment thereon);

(ix) transfer all or any part of the Collateral into the Collateral Agent’s name or the name of its nominee or nominees;

(x) vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Assignor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Assignor, with full power of substation to do so); and

(xi) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

7.4 Application of Proceeds. (a) Subject to the terms of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable, all moneys collected by the Collateral Agent (or, to the extent any Mortgage or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Collateral Agent or other agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as provided in Section 13.17 of the Loan Agreement.

(b) All payments required to be made hereunder shall be made to the Administrative Agent for the account of the Secured Creditors.

(c) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of

Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII

INDEMNITY

8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

(d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes (as defined in the Loan Agreement) issued, and Loans made, under the Loan Agreement and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

ARTICLE IX

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term “account” shall include all Health-Care-Insurance Receivables.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean each of (i) the non-interest bearing cash collateral account of the Lee Entities maintained with, and in the sole dominion and control of, the First Priority Representative (as defined in the Lee Intercreditor Agreement) for the benefit of the First Priority Secured Parties (as defined in the Lee Intercreditor Agreement) and the Second Priority Secured Parties (as defined in the Lee Intercreditor Agreement), and (ii) the non-interest bearing cash collateral account of the Pulitzer Entities maintained with, and in the sole dominion and control of, the First Priority Representative (as defined in the Pulitzer Intercreditor Agreement) for the benefit of the First Priority Secured Parties (as defined in the Pulitzer Intercreditor Agreement) and the Second Priority Secured Parties (as defined in the Pulitzer Intercreditor Agreement).

“Certificate of Title” shall mean “certificate of title” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Commodity Account” shall mean “commodity account” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default under, and as defined in, the Loan Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Excluded Accounts” shall mean (i) any Deposit Account used solely for funding payroll, pension contributions or segregating payroll taxes and (ii) in respect of any petty cash Deposit Account that does not have a cash balance at any time exceeding $50,000 (or, in the case of any such Deposit Account of a Pulitzer Assignor, $15,000) so long as the aggregate of all such petty cash Deposit Accounts that are not subject to a “control agreement” as provided in Section 3.9 hereof do not have cash balances at any time exceeding $500,000 (or, in the case of all such Deposit Accounts held by Pulitzer Assignors, $100,000).

“Excluded Property” shall mean (a) all ownership interests in (i) Lee Enterprises, Incorporated Retirement Account Plan and related trust, (ii) Lee Enterprises, Incorporated Outside Directors Deferral Plan (effective January 1, 2005), (iii) Lee Enterprises, Incorporated Supplementary Benefit Plan and Trust for Non-Qualified Deferred Compensation Benefit Plans of Lee Enterprises (dated January 1, 2006), (iv) Lee Enterprises, Incorporated 1977 Employee Stock Purchase Plan (amended May 17, 2008), and (v) Lee Enterprises, Incorporated Supplemental Employee Stock Purchase Plan (amended February 20, 2007) (each as amended modified, restated and/or supplemented from time to time), in each case so long as such plans are solely for the benefit of officers, directors and/or employees of any Assignor or any Subsidiary thereof, (b) any Equity Interests held by any Assignor in Madison Newspapers, Inc. or The Capital Times Company (each a “Specified Entity”) so long as, in each case as to any Specified Entity, such Specified Entity is not a Subsidiary of the Borrower, (c) the Excluded TNI Assets, (d) any assets of Star Publishing other than (x) any such assets that are not Excluded TNI Assets and (y) any intercompany indebtedness (and any promissory note(s) evidencing same) of Pulitzer in favor of Star Publishing, (e) 33-1/3% of the voting power of all classes of Equity Interests of any Foreign Subsidiary owned by an Assignor (except in the circumstances and to the extent provided by Section 9.15 of the Loan Agreement (in which case this clause (c) shall no longer be applicable)) and (f) any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act.

“Financial Assets” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“First Priority Representative” shall have the meaning given such term in the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable.

“Fixtures” shall mean “fixtures” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Health-Care-Insurance Receivable” shall mean any “health-care-insurance receivable” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Indemnitee” shall have the meaning provided in Section 8.1(a) of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Joint Venture Investment Property” shall mean all Limited Liability Company Interests, Partnership Interests and Stock.

“Lee Assignor” shall mean any Assignor that is a Lee Entity.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Assignor in any limited liability company that is not a Subsidiary of such Assignor.

“Loan Agreement” shall have the meaning provided in the recitals of this Agreement.

“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

“Notes” shall mean (x) all intercompany notes at any time issued to each Assignor and (y) all other promissory notes from time to time issued to, or held by, each Assignor.

“Obligations” shall mean and include, as to any Assignor, all of the following:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Credit Document;

(ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

(iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

(v) all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Assignor in any general partnership or limited partnership that is not a Subsidiary of such Assignor.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Pulitzer Assignor” shall mean any Assignor that is a Pulitzer Entity.

“Registered Organization” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“Required Secured Creditors” shall mean the Required Lenders (or such other Lenders (or number or percentage thereof) as shall be necessary under Section 13.12(a) of the Loan Agreement).

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include this Agreement and the other Credit Documents.

“Securities Account” shall mean “securities account” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Specified Entity” shall have the meaning provided in the definition of “Excluded Property” contained herein.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of stock owned by any Assignor of any Domestic Corporation that is not a Subsidiary of such Assignor and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock owned at any time by any Assignor of any Domestic Corporation that is not a Subsidiary of such Assignor.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Timber-to-be-Cut” shall mean “timber-to-be-cut” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Trade Secrets” shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the UCC as in effect from time to time in the relevant jurisdiction.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

ARTICLE X

MISCELLANEOUS

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)	if to any Assignor, c/o:

Lee Enterprises, Incorporated

201 North Harrison Street

Davenport, Iowa 52801

Attention: Chief Financial Officer

Telephone No.: (563) 383-2179

Telecopier No.: (563) 327-2600

(b)	if to the Collateral Agent, at:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James

Tel.: (612) 217-5637

Fax: (612) 217-5651

Email: jjames@WilmingtonTrust.com

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors).

10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER

CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7 Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Loan Agreement has been terminated, no Note is outstanding, and all Loans and other Obligations have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (I) (x) at any time prior to the Termination Date, in connection with a sale or disposition permitted by Section 10.02 of the Loan Agreement or is otherwise released at the direction of the Required Lenders (or such other Lenders (or number or percentage thereof) as shall be necessary under Section 13.12(a) of the Loan Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Loan Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, or (II) pursuant to the Joint-Venture Transaction in accordance with the terms of the Loan Agreement, the Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby or in the case of the Joint-Venture Transaction, the security interests created hereby shall automatically be released, (and in each case, will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 10.8(c).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 10.8.

10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement (and subject to the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable) all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Loan Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Loan Agreement.

10.12 Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Loan Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, in each case as may be requested by (and in form and substance satisfactory to) the Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, H through K, inclusive, and O through R, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

10.13 Intercreditor Agreements. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder shall be subject to the provisions of the Lee Intercreditor Agreement and the Pulitzer Intercreditor Agreement, as applicable. In the event of any conflict between the terms of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement and this Agreement, the terms of the Lee Intercreditor Agreement or the Pulitzer Intercreditor Agreement, as applicable, shall govern and control.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

LEE ENTERPRISES, INCORPORATED

By:
Name:	Carl G. Schmidt
Title:	Vice President, Chief Financial Officer and Treasurer

Address for Notices:
St. Louis Post-Dispatch LLC
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: carl.schmidt@lee.net

With copy to:	Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
	Attention:	C. D. Waterman III
	Telephone:	563-333-6608
	Facsimile:	563-324-1616
	Email:	dwaterman@l-wlaw.com

[Signature page to Second Lien Security Agreement]

ST. LOUIS POST-DISPATCH LLC

By:	Pulitzer Inc., Managing Member

By:
Name:	Carl G. Schmidt
Title:	Treasurer

Address for Notices:
St. Louis Post-Dispatch LLC
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: carl.schmidt@lee.net

With copy to:	Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
	Attention:	C. D. Waterman III
	Telephone:	563-333-6608
	Facsimile:	563-324-1616
	Email:	dwaterman@l-wlaw.com

[Signature page to Second Lien Security Agreement]

PULITZER INC.

By:
Name:	Carl G. Schmidt
Title:	Treasurer

Address for Notices:
Pulitzer Inc.
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: carl.schmidt@lee.net

With copy to:	Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
	Attention:	C. D. Waterman III
	Telephone:	563-333-6608
	Facsimile:	563-324-1616
	Email:	dwaterman@l-wlaw.com

[Signature page to Second Lien Security Agreement]

ACCUDATA, INC.

FLAGSTAFF PUBLISHING CO.

HANFORD SENTINEL INC.

INN PARTNERS, L.C.

JOURNAL-STAR PRINTING CO.

K. FALLS BASIN PUBLISHING, INC.

KAUAI PUBLISHING CO.

LEE CONSOLIDATED HOLDINGS CO.

LEE PROCUREMENT SOLUTIONS CO.

LEE PUBLICATIONS, INC.

NAPA VALLEY PUBLISHING CO.

NIPC, INC.

NORTHERN LAKES PUBLISHING CO.

PANTAGRAPH PUBLISHING CO.

PULITZER MISSOURI NEWSPAPERS, INC.

PULITZER NEWSPAPERS, INC.

PULITZER TECHNOLOGIES, INC.

PULITZER UTAH NEWSPAPERS, INC.

SANTA MARIA TIMES, INC.

SIOUX CITY NEWSPAPERS, INC.

SOUTHWESTERN OREGON PUBLISHING

    CO.

STAR PUBLISHING COMPANY

YNEZ CORPORATION

By:
Name:	C. D. Waterman III
Title:	Secretary

[Signature page to Second Lien Security Agreement]

FAIRGROVE LLC

By:	ST. LOUIS POST-DISPATCH LLC,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NVPC LLC

By:	NAPA VALLEY PUBLISHING CO.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HOMECHOICE, LLC SHTP LLC

By:	PULITZER NEWSPAPERS, INC.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

[Signature page to Second Lien Security Agreement]

SOPC LLC

By:	SOUTHWESTERN OREGON PUBLISHING CO.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

NLPC LLC

By:	NORTHERN LAKES PUBLISHING CO.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

HSTAR LLC

By:	PANTAGRAPH PUBLISHING CO.,
Managing Member

By:
	Name:	C. D. Waterman III
	Title:	Secretary

Address for Notices:
c/o Pulitzer Inc.
201 N. Harrison Street, Suite 600
Davenport, IA 52801
Attention: Vice President, Chief Financial Officer and Treasurer
Telephone: 563-383-2179
Facsimile: 563-328-4322
Email: dwaterman@l-wlaw.com

With copy to:	Lane & Waterman LLP
220 N. Main St., Suite 600
Davenport, IA 52801
	Attention:	C. D. Waterman III
	Telephone:	563-333-6608
	Facsimile:	563-324-1616
	Email:	dwaterman@l-wlaw.com

[Signature page to Second Lien Security Agreement]

Accepted and Agreed to:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature page to Second Lien Security Agreement]

TABLE OF CONTENTS

Page
ARTICLE I SECURITY INTERESTS	2

1.1 Grant of Security Interests	2
1.2 Lien Subordination; Bailee for Perfection	5
1.3 Power of Attorney	6

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS	6

2.1 Necessary Filings	6
2.2 No Liens	7
2.3 Other Financing Statements	7
2.4 Chief Executive Office, Record Locations	7
2.5 [RESERVED]	7
2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc.	7
2.7 [RESERVED]	8
2.8 Certain Significant Transactions	8
2.9 Non-UCC Property	8
2.10 As-Extracted Collateral; Timber-to-be-Cut	9
2.11 Collateral in the Possession of a Bailee	9
2.12 Recourse	9
2.13 Certain Representations and Warranties Regarding Certain Collateral	9

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL	10

3.1 Additional Representations and Warranties.	10
3.2 Maintenance of Records	10
3.3 Direction to Account Debtors; Contracting Parties; etc.	11
3.4 Modification of Terms; etc.	11
3.5 Collection	11
3.6 Instruments	12
3.7 Assignors Remain Liable Under Accounts	12
3.8 Assignors Remain Liable Under Contracts	12
3.9 Deposit Accounts; Etc.	12
3.10 Letter-of-Credit Rights	14
3.11 Commercial Tort Claims	14
3.12 Chattel Paper	14
3.13 Further Actions	14

(i)

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES	15

4.1 Additional Representations and Warranties	15
4.2 Licenses and Assignments	15
4.3 Infringements	15
4.4 Preservation of Marks	16
4.5 Maintenance of Registration	16
4.6 Future Registered Marks and Domain Names	16
4.7 Remedies	16

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS	17

5.1 Additional Representations and Warranties	17
5.2 Licenses and Assignments	17
5.3 Infringements	17
5.4 Maintenance of Patents or Copyrights	18
5.5 Prosecution of Patent or Copyright Applications	18
5.6 Other Patents and Copyrights	18
5.7 Remedies	18

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL	18

6.1 Protection of Collateral Agent’s Security	18
6.2 Warehouse Receipts Non-Negotiable	19
6.3 Additional Information	19
6.4 Further Actions	19
6.5 Financing Statements	20

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT	21

7.1 Remedies; Obtaining the Collateral Upon Default	21
7.2 Remedies; Disposition of the Collateral	23
7.3 Waiver of Claims	23
7.4 Application of Proceeds	24
7.5 Remedies Cumulative	24
7.6 Discontinuance of Proceedings	25

ARTICLE VIII INDEMNITY	25

8.1 Indemnity	25
8.2 Indemnity Obligations Secured by Collateral; Survival	26

ARTICLE IX DEFINITIONS	26

ARTICLE X MISCELLANEOUS	33

10.1 Notices	34
10.2 Waiver; Amendment	34
10.3 Obligations Absolute	34

(ii)

10.4 Successors and Assigns	35
10.5 Headings Descriptive	35
10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	35
10.7 Assignor’s Duties	36
10.8 Termination; Release	36
10.9 Counterparts	37
10.10 Severability	37
10.11 The Collateral Agent and the other Secured Creditors	38
10.12 Additional Assignors	38
10.13 Intercreditor Agreements	38

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	[Reserved]
ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers
ANNEX D	[Reserved]
ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement
ANNEX F	Schedule of Deposit Accounts
ANNEX G	Form of Control Agreement Regarding Deposit Accounts
ANNEX H	Schedule of Commercial Tort Claims
ANNEX I	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX J	Schedule of Patents
ANNEX K	Schedule of Copyrights
ANNEX L	Grant of Security Interest in United States Trademarks
ANNEX M	Grant of Security Interest in United States Patents
ANNEX N	Grant of Security Interest in United States Copyrights
ANNEX O	Schedule of Stock
ANNEX P	Schedule of Notes
ANNEX Q	Schedule of Limited Liability Company Interests
ANNEX R	Schedule of Partnership Interests
ANNEX S	Form of Agreement Regarding Uncertificated Securities, Limited Liability Company Interests and Partnership Interests
ANNEX T	Schedule of Chattel Paper, Instruments and Certificated Securities
ANNEX U	Schedule of Securities Accounts and Commodity Accounts
ANNEX V	Schedule of Motor Vehicles and Equipment Subject to a Certificate of Title

(iii)

ANNEX A

to

SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office
Lee Enterprises, Incorporated	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Journal-Star Printing Co.	926 P Street, Lincoln, NE 68501

Accudata, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

INN PARTNERS, L.C.	1510 47th Ave., Moline, IL 61265

K. Falls Basin Publishing, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Consolidated Holdings Co.	507 Main Street, Rapid City, SD 57709

Lee Publications, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Lee Procurement Solutions Co.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Sioux City Newspapers, Inc.	515 Pavonia Street, Sioux City, IA 51102

Pulitzer Inc.	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	900 N. Tucker Blvd., St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Fairgrove LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

STL Distribution Services LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office
Suburban Journals of Greater St. Louis LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	404 W. 3700 N., Provo, UT 84604

Flagstaff Publishing Co.	1751 South Thompson Street, Flagstaff, AZ 86001

Hanford Sentinel, Inc.	300 E. 6th St., Hanford, CA 93232

HomeChoice, LLC	404 W. 3700 N., Provo, UT 84604

Kauai Publishing Co.	3137 Kuhio Highway, Lihue, HI 96766

Napa Valley Publishing Co.	1615 2nd Street, Napa, CA 94559

NVPC LLC	1615 2nd Street, Napa, CA 94559

Northern Lakes Publishing Co.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

NLPC LLC	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Pantagraph Publishing Co.	301 W. Washington St., Bloomington, IL 61702

HSTAR LLC	301 W. Washington St., Bloomington, IL 61702

Pulitzer Missouri Newspapers, Inc.	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Utah Newspapers, Inc.	404 W. 3700 N., Provo, UT 84604

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office
Santa Maria Times, Inc.	3200 Skyway Dr., Santa Maria, CA 93455

SHTP LLC	404 W. 3700 N., Provo, UT 84604

Southwestern Oregon Publishing Co.	350 Commercial Ave., Coos Bay, OR 97420

SOPC LLC	350 Commercial Ave., Coos Bay, OR 97420

Ynez Corporation	115 North H Street. Lompoc, CA 93438

NIPC, Inc.	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Star Publishing Company	201 N. Harrison St. Ste. 600 Davenport, IA 52801

ANNEX B

to

SECURITY AGREEMENT

[RESERVED]

ANNEX C

to

SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS

AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Lee Enterprises, Incorporated	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0441410	[redacted]	No

Journal-Star Printing Co.	Corporation	Yes	Nebraska	926 P Street, Lincoln, NE 68501	1367163	[redacted]	No

Accudata, Inc.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	152599	[redacted]	No

INN Partners, L.C.	Limited Liability Company	Yes	Iowa	1510 47th Ave., Moline, IL 61265	190119	[redacted]	No

K. Falls Basin Publishing, Inc.	Corporation	Yes	Oregon	201 N. Harrison St. Ste. 600, Davenport, IA 52801	165730-16	[redacted]	No

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Lee Consolidated Holdings Co.	Corporation	Yes	South Dakota	507 Main Street, Rapid City, SD 57709	DB029424	[redacted]	No

Lee Publications, Inc.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	0786047	[redacted]	No

Lee Procurement Solutions Co.	Corporation	Yes	Iowa	201 N. Harrison St. Ste. 600, Davenport, IA 52801	24577	[redacted]	No

Sioux City Newspapers, Inc.	Corporation	Yes	Iowa	515 Pavonia Street, Sioux City, IA 51102	37516	[redacted]	No

Pulitzer Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2900072	[redacted]	No

Pulitzer Technologies, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3219438	[redacted]	No

St. Louis Post-Dispatch LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3211374	[redacted]	No

Fairgrove LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3324157	[redacted]	No

STL Distribution Services LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3371779	[redacted]	No

Suburban Journals of Greater St. Louis LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3245491	[redacted]	No

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

Pulitzer Network Systems LLC	Limited Liability Company	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	3149424	[redacted]	No

Pulitzer Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	0317323	[redacted]	No

Flagstaff Publishing Co.	Corporation	Yes	Washington	1751 South Thompson Street, Flagstaff, AZ 86001	601114945	[redacted]	No

Hanford Sentinel, Inc.	Corporation	Yes	Washington	300 E. 6th St., Hanford, CA 93232	601117400	[redacted]	No

HomeChoice, LLC	Limited Liability Company	Yes	Utah	404 W. 3700 N., Provo, UT 84604	2051812-0160	[redacted]	No

Kauai Publishing Co.	Corporation	Yes	Delaware	3137 Kuhio Highway, Lihue, HI 96766	2618275	[redacted]	No

Napa Valley Publishing Co.	Corporation	Yes	Washington	1615 2nd Street, Napa, CA 94559	601114867	[redacted]	No

NVPC LLC	Limited Liability Company	Yes	Delaware	1615 2nd Street, Napa, CA 94559	3667467	[redacted]	No

Northern Lakes Publishing Co.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	2618270	[redacted]	No

NLPC LLC	Limited Liability Company	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	3670811	[redacted]	No

Pantagraph Publishing Co.	Corporation	Yes	Delaware	301 W. Washington St., Bloomington, IL 61702	2062509	[redacted]	No

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
HSTAR LLC	Limited Liability Company	Yes	Delaware	301 W. Washington St., Bloomington, IL 61702	3755759	[redacted]	No

Pulitzer Missouri Newspapers, Inc.	Corporation	Yes	Delaware	900 N. Tucker Blvd., St. Louis, MO 63101-1099	2618272	[redacted]	No

Pulitzer Utah Newspapers, Inc.	Corporation	Yes	Delaware	404 W. 3700 N., Provo, UT 84604	3856963	[redacted]	No

Santa Maria Times, Inc.	Corporation	Yes	Nevada	3200 Skyway Dr., Santa Maria, CA 93455	C2869-1973	[redacted]	No

SHTP LLC	Limited Liability Company	Yes	Delaware	404 W. 3700 N., Provo, UT 84604	3697089	[redacted]	No

Southwestern Oregon Publishing Co.	Corporation	Yes	Oregon	350 Commercial Ave., Coos Bay, OR 97420	101998-18	[redacted]	No

SOPC LLC	Limited Liability Company	Yes	Delaware	350 Commercial Ave., Coos Bay, OR 97420	3690961	[redacted]	No

Ynez Corporation	Corporation	Yes	California	115 North H Street. Lompoc, CA 93438	C0710848	[redacted]	No

NIPC, Inc.	Corporation	Yes	Delaware	201 N. Harrison St. Ste. 600, Davenport, IA 52801	2618274	[redacted]	No

Star Publishing Company	Corporation	Yes	Arizona	4850 S. Park Ave., Tucson, AZ 85714	0066033-8	[redacted]	No

ANNEX D

to

SECURITY AGREEMENT

[RESERVED]

ANNEX E

to

SECURITY AGREEMENT

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN

ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

.Name of Assignor	Description of any Transactions as required by Section 2.8 of the Security Agreement

NONE

ANNEX F

to

SECURITY AGREEMENT

SCHEDULE OF DEPOSIT ACCOUNTS

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Consolidated Holdings Co.	Lee Consolidated Holdings Co	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Lee Enterprises-Main Account	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Procurement Solutions Co.	Lee Procurement Solutions	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Enterprises, Incorporated	Lee Enterprises Inc - Flex	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Procurement Solutions Co.	Lee Procurement Solutions Co	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Lee Enterprises, Incorporated	Lee Circulation	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Lee Advertising	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Procurement Solutions Co.	Lee Procurement Solutions Co - AP	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Procurement Solutions Co.	Lee Procurement - Internal Transfer	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	North County Times 1721 Lbx	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	North County Times 1722	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Billings Gazette	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Journal Star Printing Co.	The Journal Star - Lincoln	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Consolidated Holdings Co.	Rapid City Journal	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Beatrice Daily Sun	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Sioux City Newspapers, Inc.	Sioux City	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Herald & Review #1112 - Decatur	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

INN Partners L.C.	Inn LC dba Townnews 0102	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal #1302	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian #1242	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Quad City Times	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Bismarck Tribune	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Sentinel #1542 Carlisle	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Times #1702 - Munster	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	The Times #1700 - Munster	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Waterloo Courier #1780	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Globe Gazette 1220 - Mason City	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Independent Record - Helena	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Montana Standard - Butte	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Mini Nickel 3120 - Bozeman	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Corvallis Gazette Times	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Southern Illinoisan - Carbondale	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Daily News - Longview	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	Missoulian 1240	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian #1243 Rack Dep	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	River Valley Newspaper 1162	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times News #1642	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times & Democrat	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Journal Gazette - Mattoon	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Casper Star Tribune #1560	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Ledger Independent #1660 -Maysville	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Chippewa Herald 1072	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	Farm & Ranch	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Prairie Star 3472	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Midwest Messenger Plaindealer - Tekamah	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Tri State Neighbor 3040	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Tri State Neighbor 3042	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Journal Star Printing Co.	Lincoln Journal Star 1180	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Post Star #1582 - Glens Falls	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Citizen #1502 - Auburn	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Columbus Telegram	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Inc.	Fremont Tribune	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Journal Star Printing Co.	Plattsmouth Journal	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Montana Magazine	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	River Valley Newspaper 1160	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Thrifty Nickel #3322	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Muscatine Journal	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Quad City Times	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Elko Daily Free Press CC	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Elko daily Free Press OTC	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	Burley Rupert OTC	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times & Democrat Lb 4024	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal Times	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Quad City Times - ACH acct	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Quad City Times - Postal Acct	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Times News Twin Falls	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	The Southern Illinoisan - Carbondale	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Herald Review 111 - Decatur	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Iowa Farmer Today	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	The Sentinel Carlisle	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Consolidated Holdings Co.	Black Hills Weekly	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Missoulian	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Racine Journal Times - Lockbox	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	Post Star dba Glens Falls	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Publications, Inc.	The Citizen - Auburn	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	River Valley Newspaper Group	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Lee Agri Media	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Inc.	Lee Enterprises Inc corporate depository	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	The Sentinel Carlisle	[redacted]	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Lee Enterprises, Incorporated	Columbus Telegram	[redacted]	First National Bank 2623 13th Street Columbus, NE 68601 402-564-1481 Jeanette Dean jdean@fnni.com	New York	**

Lee Enterprises, Incorporated	River Valley Newspaper Group/Coulee News	[redacted]	Union State Bank 120 S Mill St PO Box 870 West Salem, WI 54669 608-786-0600 Steve Zeman	New York	**

Lee Enterprises, Incorporated	David City Banner Press	[redacted]	First National Bank of Omaha 397 Fourth Street David City, NE 68632 402-267-6011 Patty Vaca pvaca@fnni.com	New York	**

Lee Enterprises, Incorporated	Fremont Tribune	[redacted]	Fremont National Bank 152 East 6th Street PO Box 228 Fremont, NE 68026 402-721-1050 Norma Zepeda nzepeda@fremontnational.com	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Incorporated	Muscatine Journal	[redacted]	Central State Bank 301 Iowa Avenue PO Box 146 Muscatine, IA 52761 563-263-3131 Cyndi Luth cyndi.luth@cbibanks.com	New York	**

Lee Enterprises, Incorporated	Ravalli Republic	[redacted]	First Security Bank 100 W Main St Hamilton, MT 59840 406-363-3551	New York	**

Lee Enterprises, Incorporated	The Missoulian/Hamilton Rack-Ravalli	[redacted]	First Security Bank 100 W Main St Hamilton, MT 59840 406-363-3551	New York	**

Lee Enterprises, Incorporated	Tomah Journal	[redacted]	First Bank 1021 Superior Ave Tomah, WI 54660 608-372-7525 Cynthia Erdman	New York	**

Lee Enterprises, Incorporated	Vernon County Broadcaster-Viroqua	[redacted]	Citizens First Bank 101 S Main St Viroqua, WI 54665 608-637-3133 Ron Moilien	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Consolidated Holdings Co.	Chadron Record	[redacted]	First National Bank 421 Cedar Street Chadron, NE 69337 308-432-5552 Steve Cleveland scleveland@fnbchadron.com	New York	**

Journal-Star Printing Co.	Plattsmouth	[redacted]	Plattsmouth State Bank PO Box 340 Plattsmouth, NE 68048 402-296-2265 Deb Null dnull@plattsmouthbank.com	New York	**

Lee Publications, Inc.	Auburn - Adv	[redacted]	First Niagara Bank 115 Genesee Street Auburn, NY 13021 315-255-5121 Nancy Thomas nancy.thomas@fnfg.com	New York

Lee Publications, Inc.	Auburn - Circ	[redacted]	First Niagara Bank 115 Genesee Street Auburn, NY 13021 315-255-5121 Nancy Thomas nancy.thomas@fnfg.com	New York	**

Lee Publications, Inc.	Carlisle	[redacted]	F & M Trust 20 South Main Street PO Box 6010 Chanbersburg, PA 17201 888-264-6116 Dianne Cornman dianne.cornman@f-mtrust.com	New York

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Publications, Inc.	Orangeburg	[redacted]	SCBT National Association Orangeburg SC PO Box 100115 Columbia, SC 29202 800-277-2175 Robert Hill Jr customercare@scbtonline.com	New York

Lee Publications, Inc.	Twin Falls-	[redacted]	1st Federal 383 Shoshone Street North PO Box 249 Twin Falls, ID 83303 Robyn Sabins rsabins@firstfd.com	New York	**

Sioux City Newspapers, Inc.	Sioux City	[redacted]	Great Southern Bank 329 Pierce St Sioux City, IA 51101 712-277-0246 Cindy Aspeotis	New York	**

Lee Enterprises, Incorporated	Carbondale	[redacted]	Regions Bank 601 East Main Street PO Box 2108 Carbondale, IL 62902 Attn: Jacek Wiltonwski 618-529-2700 Ext 230	New York

Lee Enterprises, Incorporated	Carbondale	[redacted]	Regions Bank 601 East Main Street PO Box 2108 Carbondale, IL 62902 Attn: Jacek Wiltonwski 618-529-2700 Ext 230	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Incorporated	Decatur	[redacted]	Soy Capital Bank & Trust Company 455 North Main Street Decatur, IL 62523 217-429-8710 Attn: Melissa Frye mfrye@soybank.com	New York

Lee Publications, Inc.	Glens Falls	[redacted]	Glens Falls National Bank & Trust 250 Glen Street Glens Falls, NY 12801 518-745-1000 ext 210 Attn: Erin McLaughlin emclaughlin@arrowbank.com	New York

Lee Enterprises, Incorporated	Schuyler Sun - NE weeklies Co. 308	[redacted]	Pinnacle Bank Po Box 427 Schuyler, NE 68661 Attn: Gwen M. Mach	New York	**

Lee Publications, Inc.	Longview	[redacted]	Heritage Bank 927 Commerce Ave. PO Box 1518 Longview, WA 98632 360-501-7350 Attn: Rachelle Mayrott	New York

Lee Enterprises, Incorporated	Winona Daily News	[redacted]	Merchant’s Bank 102 East 3rd Street Winona, MN 55987 507-457-1190 Attn: Tammy Johnson tajohnson@merchantsbank.com	New York	**

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Lee Enterprises, Incorporated	Racine	[redacted]	Johnson Bank 555 Main Street , Ste 100 Racine, WI 53403 Attn: Tara Panasewicz tpanasewicz@johnsonbank.com	New York

Lee Consolidated Holdings Co.	Black Hills Weeklies	[redacted]	First Interstate Bank 333 West Blvd Ste 100 Rapid City, SD 57709 605-348-3322 Attn: Danni Barry danni.barry@fib.com	New York	**

Lee Enterprises, Incorporated	Globe Gazette - Mason City	[redacted]	First Citizen’s National Bank 2601 4th Street SW Mason City, IA 50401 641-423-1600 Ext 3315 Attn: Tiffany Nonnweiler tnonnwei@firstcitizensnb.com	New York

Lee Enterprises, Incorporated	Globe Gazette - Mason City Bar-B-Q Account	[redacted]	First Citizen’s National Bank 2601 4th Street SW Mason City, IA 50401 641-423-1600 Ext 3315 Attn: Tiffany Nonnweiler tnonnwei@firstcitizensnb.com	New York	**

Name of Assignor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Pulitzer Inc.	[redacted]	Concentration		US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Pulitzer Inc.	[redacted]	Investment		US Bank 201 W. 2nd Street Davenport, IA 52801	New York

Pulitzer Inc.	[redacted]	Asset Sale Proceeds RSV		Bank of New York	New York

Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

STL Distribution Services LLC	[redacted]	Depository	STL Distribution Services LLC	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Kauai Publishing Co.	[redacted]	Depository	The Garden Island - Lihue	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Hanford Sentinel Inc.	[redacted]	Depository	The Sentinel -Hanford	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
Pulitzer Newspapers, Inc.	[redacted]	Depository	The Daily Herald - Provo	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Santa Maria Times, Inc.	[redacted]	Depository	Santa Maria Times	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Southwestern Oregon Publishing Co.	[redacted]	Depository	The World #2312 - Coos Bay	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Napa Valley Publishing Co.	[redacted]	Depository	Napa Valley Publishing	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald PBS	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald Classified	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald Circ	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Southwestern Oregon Publishing Co.	[redacted]	Depository	The World	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pantagraph Publishing Co.	[redacted]	Depository	Pantagraph Publishing Co.	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch Marketing	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch PD Online	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Hanford Sentinel Inc.	[redacted]	Depository	The Sentinel -Hanford	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Name of Assignor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Inc.	[redacted]	Depository	Pulitzer Circulation	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Pulitzer Inc.	[redacted]	Depository	Pulitzer Advertising	US Bank 201 W. 2nd Street Davenport, IA 52801	New York	**

Hanford Sentinel Inc.	[redacted]	Depository	Hanford	Union Bank 225 W. 7th St. Hanford, CA 93230 559-582-1086	New York

Pantagraph Publishing Co.	[redacted]	Depository	Bloomington	Commerce Bank 1339 E. Empire Street Bloomington, IL 61701 Attn: Byron W. Blotcky byron.blotcky@commercebank.com	New York

Kauai Publishing Co.	[redacted]	Depository	Kauai	First Hawaiian Bank PO Box 1959 Honolulu, HI 96805 Attn: John Flanigan 808-844-3256	New York

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Park Hills	First Bank	New York

Name of Assignor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Excluded Accounts marked with **
9 S Coffman PO Box P Park Hills, MO 63601 314-854-5480

Santa Maria Times, Inc.	[redacted]	Depository	Santa Maria	RaboBank 519 East. Main St. PO Box 6002 Santa Maria, CA 93454 805-922-2144 Attn: Regina Ojeda regina.ojeda@rabobank.com	New York

Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun - Flagstaff	Sunwest Bank 1750 S. Woodlands Village Blvd. Flagstaff, AZ 86001 Attn: Terri Gonzales 928-213-8888	New York

ANNEX G

to

SECURITY AGREEMENT

FORM OF CONTROL AGREEMENT REGARDING DEPOSIT ACCOUNTS

CONTROL AGREEMENT, dated as of [            ] (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), among the undersigned assignor (the “Assignor”), WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”), and [            ] (the “Deposit Account Bank”), as the “bank” (as defined in Section 9-102 of the Uniform Commercial Code as in effect on the date hereof in the State of [New York] (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H :

WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of [            ] (as amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all “deposit accounts” (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent’s prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2. Collateral Agent’s Right to Give Instructions as to Deposit Accounts. (a) Notwithstanding the foregoing or any separate agreement that the Assignor may have with the Deposit Account Bank, the Collateral Agent shall be entitled, for purposes of this Agreement, at any time to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b) It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Loan Document (as defined in the Loan Agreement referred to in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3. Assignor’s Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

4. Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a) The Deposit Account Bank constitutes a “bank” (as defined in Section 9-102 of the UCC) and agrees that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be [the State of New York].

(b) The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of [            ] govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is [New York]. The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

(d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

(e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f) Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g) The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

If to the Collateral Agent, at:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James

Tel.: (612) 217-5637

Fax: (612) 217-5651

Email: jjames@WilmingtonTrust.com

If to the Assignor, at:

__________

__________

__________

If to the Deposit Account Bank, at:

__________

__________

__________

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By:
Name: Title:

Collateral Agent:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:
Name: Title:

Deposit Account Bank:

[NAME OF DEPOSIT ACCOUNT BANK]

By:
Name: Title:

ANNEX H

to

SECURITY AGREEMENT

DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor	Description of Commercial Tort Claims

NONE OVER $100,000

ANNEX I

to

SECURITY AGREEMENT

LEE ENTITIES

SCHEDULE OF MARKS AND APPLICATIONS;

INTERNET DOMAIN NAME REGISTRATIONS

1.	Marks and Applications:

a.	Federal Marks (registered with the USPTO)

Owner	Mark	Reg. Date	Registration No.
INN Partners, L.C. d/b/a/ TownNews.com	Ad-Owl	6/16/2009	3639360
	MurlinStats	6/16/2009	3639364
	TownNews.com	6/16/2009	3639362

Lee Enterprises, Incorporated	Best Bridal	9/16/2008	3501832
	First. Best.	3/30/2010	3766801
	Journalstar.com	7/30/2002	2600249
	Lincoln Journal Star	4/23/2002	2563200
	Rapid City Journal	11/29/2005	3019904
	Sellitia.com	2/2/2010	3745545
	Sellitmt.com	9/1/2009	3678060
	Sellitsandiego.com	2/2/2010	3745546
	Sellitwi.com	9/8/2009	3681720
	Snoop	6/9/1992	1693756
	Today’s Deal Hop On It	7/5/2011	3988952
	Wheels For You	1/7/1997	2029349

Lee Procurement Solutions Co.	Albany Democrat-Herald	8/9/2005	2983247
	Beatrice Daily Sun	9/13/2005	2995157
	Billings Gazette	10/4/2005	3003817
	Classic Images	11/30/1993	1807513
	Classic Images	12/7/1999	2297511

Columbus Telegram	1/24/2006	3049194
Corncam	9/17/2002	2621368
Corvallis Gazette-Times	1/24/2006	3049193
Films of the Golden Age	1/27/1998	2133570
Films of the Golden Age	5/10/2011	3957298
Fremont Tribune	11/15/2005	3015260
Globe Gazette	1/10/2006	3040312
Hollywords	1/27/1998	2133569
Independent Record	12/13/2005	3027216
Iowa Farmer Today	7/1/1986	1399378
La Crosse Tribune	11/8/2005	3013050
Magic City Experience	7/19/2005	2973147
Midwest Messenger	8/10/1999	2269096
Missoulian	11/22/2005	3017463
Montana Magazine	5/7/1996	1972527
Muscatine Journal	2/7/2006	3057253
North County Times	4/19/2005	2941916
On The River	8/30/2005	2988937
Quad-City Times	3/8/2005	2930855
Ravalli Republic	12/6/2005	3023436
Sioux City Journal	11/1/2005	3010699
The Bismarck Tribune	12/27/2005	3034528
The Chippewa Herald	1/24/2006	3049359
The Journal Times	3/29/2005	2936435
The Montana Standard	5/3/2005	2946203
The Post-Star	12/13/2005	3026856
The Southern Illinoisan	1/17/2006	3044734
The Times and Democrat	7/12/2005	2967026
The Times-News	7/19/2005	2970506
Tidy Rak	8/25/1998	2184916

	Times-Courier	1/24/2006	3049358
	Tri-State Neighbor	2/25/1997	2040735
	Winona Daily News	1/31/2006	3053430
	Winonanet	8/5/1997	2086288
	Work For You	6/1/1999	2249727
	Your Mom	12/26/2006	3189898

Lee Publications, Inc.	The Citizen	6/15/2004	2853531
	The Ledger Independent	6/1/2004	2847485

b.	Federal Applications

None.

c.	State Marks

Owner	Mark	Registration/ Filing/ Issued Date	Jurisdiction	Registration No.
Journal-Star Printing Co.	Lincoln Journal	5/26/1993	Nebraska	1247252
	Lincoln Journal-Star	5/26/1993	Nebraska	1247274
	The Lincoln Star	5/26/1993	Nebraska	1247296
	TV Week	5/26/1993	Nebraska	1247285

Lee Enterprises, Incorporated	The Ravalli Post (and design)	2/3/2010	Montana	T027278
	The Valley Post (and design)	2/10/2010	Montana	T027327
	Bismarck Tribune	6/4/2003	North Dakota	19332100
	Jeans Day! (and design)	5/27/1994	North Dakota	6221200

	Farm & Ranch Guide	11/27/1996	North Dakota	16068800
	For Sale By Owner	6/25/2003	North Dakota	13597600
	North Dakota Online	7/13/1994	North Dakota	5263300
	Pennysaver	7/17/1989	North Dakota	4852500
	The Finder	6/4/2003	North Dakota	19332000
	The Journal Times	8/7/2002	Wisconsin	20025300281
	Turn to the Trib	1/25/2006	Wisconsin	20065601291
	Winona Daily News	3/5/2003	Wisconsin	20035301835
	Chippewa County Advertiser	9/27/2005	Wisconsin	20055600537
	Chippewa Valley Newspapers	3/5/2003	Wisconsin	20035301828
	Dunn County Reminder	8/24/2005	Wisconsin	20055600333
	Dunn County Shopper	9/21/2005	Wisconsin	20055600540
	La Crosse Tribune	3/5/2003	Wisconsin	20035301834
	The Chippewa Herald	9/21/2005	Wisconsin	20055600536
	The Dunn County News	9/21/2005	Wisconsin	20055600539
	Your Family Shopper	9/21/2005	Wisconsin	20055600538
	La Crosse Tribune County Amateur Golf Championship	3/10/2004	Wisconsin	20045401846

Lee Procurement Solutions Co.	Farm Times	6/9/2003	Idaho	17749
	Bettendorf News	4/9/1993	Iowa	165703

Midwest Marketer	2/4/1992	Iowa	155904
La Crosse Tribune	5/3/1993	Minnesota	20682
Minnesota Farm Guide	8/27/2002	Minnesota	32969
Winona Daily News	5/3/1993	Minnesota	20681
Independent Record	8/8/1983	Montana	T013760
Missoulian	3/18/1983	Montana	T013624
Penny Saver Wants Ads	5/14/1993	Montana	T017401
Platen Press	6/21/1993	Montana	T017431
Smart Shopper	10/18/2011	Montana	T028518
Thrifty Nickel Want Ads	5/10/1993	Montana	T017389
Your Free Paper Thrifty Nickel Penny Saver Want Ads	5/10/1993	Montana	T017390
L Lincolns Premier Lifestyle Magazine	5/14/2003	Nebraska	10045549
Corvallis Gazette-Times (and design)	5/2/2003	Oregon	36754
Mid-Valley Sunday	9/27/2001	Oregon	35405
Casper Star-Tribune	10/27/2003	Wyoming	2003-000456833

2.	Internet Domain Name Registrations:

Assignors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Annex I.

Assignors may own immaterial domain names that are not used and thus not included in this Annex. Assignors may also have included immaterial domain names in this Annex that are not in use. Domain names are set forth in this Annex under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Lee Publications, Inc., Lee Procurement Solutions Co., Lee Enterprises, Lee Enterprises, Inc., INN Partners L.C., or Lee Consolidated Holdings Co.

DOMAIN NAME	BENEFICIAL OWNER
agweekly.com	Ag Weekly
dairymonthly.com	Ag Weekly
farmtimes.com	Ag Weekly
inlivestock.com	Ag Weekly
albany-democratherald.com	Albany Democrat-Herald
albanydemocrat-herald.com	Albany Democrat-Herald
albanydemocrathearld.com	Albany Democrat-Herald
albanydemocratherald.com	Albany Democrat-Herald
beavergameday.com	Albany Democrat-Herald
democrat-herald.com	Albany Democrat-Herald
democrateherald.com	Albany Democrat-Herald
democrathearld.com	Albany Democrat-Herald
democratherald.com	Albany Democrat-Herald
democratherald.xxx	Albany Democrat-Herald
democratheraldnewspaper.com	Albany Democrat-Herald
democraticherald.com	Albany Democrat-Herald
dhonline.com	Albany Democrat-Herald
dhwheelsforyou.com	Albany Democrat-Herald
generationsoregon.com	Albany Democrat-Herald
gtwheelsforyou.com	Albany Democrat-Herald
lebanon-express.com	Albany Democrat-Herald
midvalley.me	Albany Democrat-Herald
mid-valley.me	Albany Democrat-Herald
midvalleyhomefinder.com	Albany Democrat-Herald
midvalleymediagroup.com	Albany Democrat-Herald
midvalleynewspapers.com	Albany Democrat-Herald
midvalleynow.com	Albany Democrat-Herald

midvalleyrealestateextra.com	Albany Democrat-Herald
midvalleyrex.com	Albany Democrat-Herald
midvalleysunday.com	Albany Democrat-Herald
midvalleyvoice.com	Albany Democrat-Herald
mventertainer.com	Albany Democrat-Herald
mvinbusiness.com	Albany Democrat-Herald
mvonline.com	Albany Democrat-Herald
mvourtown.com	Albany Democrat-Herald
mvvoice.com	Albany Democrat-Herald
mvwheels.com	Albany Democrat-Herald
sellitor.com	Albany Democrat-Herald
welcometoalbany.com	Albany Democrat-Herald
welcometocorvallis.com	Albany Democrat-Herald
westernoregon.com	Albany Democrat-Herald
beatricedailysun.com	Beatrice Daily Sun
beatricedailysun.xxx	Beatrice Daily Sun
sunlandbridal.com	Beatrice Daily Sun
sunlandcelebrations.com	Beatrice Daily Sun
sunlandpets.com	Beatrice Daily Sun
bellefourchepost.com	Belle Fourche Post and Bee
bellefourchepostandbee.com	Belle Fourche Post and Bee
bfpost.com	Belle Fourche Post and Bee
postandbee.com	Belle Fourche Post and Bee
501blog.com	Billings Gazette
bakkenhelpwanted.com	Billings Gazette
bgbids.com	Billings Gazette
billinggazette.com	Billings Gazette
billingsbusiness.com	Billings Gazette
billingsbusinesswatch.com	Billings Gazette
billingsgazette.com	Billings Gazette
billingsgazette.net	Billings Gazette
billingsgazette.tv	Billings Gazette
billingsgazette.xxx	Billings Gazette
billingsgazzette.com	Billings Gazette
billingshomeforsale.com	Billings Gazette
billingshouseforsale.com	Billings Gazette
billingsmagazine.com	Billings Gazette
billingsthriftynickel.com	Billings Gazette
billingswelcomehome.com	Billings Gazette
catgrizinsider.com	Billings Gazette
celebratebillings.com	Billings Gazette

enjoybillings.com	Billings Gazette
gazoutdoors.com	Billings Gazette
gazprepsports.com	Billings Gazette
greentagsavings.com	Billings Gazette
hopontodaysdeal.com	Billings Gazette
hopontodaysdeals.com	Billings Gazette
hopontotodaysdeal.com	Billings Gazette
hopontotodaysdeals.com	Billings Gazette
hotbuyscoolcash.com	Billings Gazette
insideyellowstone.com	Billings Gazette
insideyellowstonepark.com	Billings Gazette
jobsbakken.com	Billings Gazette
lifewisemagazine.com	Billings Gazette
magiccityexperience.com	Billings Gazette
magiccitymagazine.com	Billings Gazette
montanafires.com	Billings Gazette
montanaflyline.com	Billings Gazette
montanaforum.com	Billings Gazette
montanalandmagazine.com	Billings Gazette
montanawheelsforyou.com	Billings Gazette
montanawheelsforyou.net	Billings Gazette
mybillingsgazette.com	Billings Gazette
newsmontana.net	Billings Gazette
savingsfortheseason.com	Billings Gazette
sellitmontana.com	Billings Gazette
sellitmt.com	Billings Gazette
supersummersavings.com	Billings Gazette
todaysdealbillings.com	Billings Gazette
todaysdealhoponit.com	Billings Gazette
todaysdealsbillings.com	Billings Gazette
todaysdealshoponit.com	Billings Gazette
westernbusinessnews.com	Billings Gazette
workbakken.com	Billings Gazette
workdakotas.com	Billings Gazette
worknd.com	Billings Gazette
workndakota.com	Billings Gazette
worksdakota.com	Billings Gazette
yellowstoneshopper.com	Billings Gazette
ad-ink.net	Bismarck Tribune
bismarcksportshow.com	Bismarck Tribune
bismarcktribune.com	Bismarck Tribune

bismarcktribune.xxx	Bismarck Tribune
bismarcktribunesportshow.com	Bismarck Tribune
bismarktribune.com	Bismarck Tribune
dakotawheels.com	Bismarck Tribune
dakotawheels.net	Bismarck Tribune
finderads.com	Bismarck Tribune
ndbusinesswatch.com	Bismarck Tribune
ndbusinesswatch.net	Bismarck Tribune
ndfloods.com	Bismarck Tribune
ndfloods.net	Bismarck Tribune
ndcouponsource.com	Bismarck Tribune
ndhirepower.com	Bismarck Tribune
ndonline.com	Bismarck Tribune
ndwheelsforyou.com	Bismarck Tribune
southidahopress.com	Burley South Idaho Press
burtcountyplaindealer.com	Burt County Plaindealer
casperjournal.com	Casper Journal
casperjournal.net	Casper Journal
casperstartribune.com	Casper Star-Tribune
casperstartribune.info	Casper Star-Tribune
casperstartribune.net	Casper Star-Tribune
casperstartribune.org	Casper Star-Tribune
cnfr.net	Casper Star-Tribune
jacksonholestartrib.com	Casper Star-Tribune
livewellwyoming.com	Casper Star-Tribune
mormontrail.net	Casper Star-Tribune
mytribtown.com	Casper Star-Tribune
pokes.trib.com	Casper Star-Tribune
rodeo.trib.com	Casper Star-Tribune
sellitwy.com	Casper Star-Tribune
sellitwyo.com	Casper Star-Tribune
sellitwyoming.com	Casper Star-Tribune
startribuneauction.com	Casper Star-Tribune
trib.com	Casper Star-Tribune
tribextra.com	Casper Star-Tribune
tribextra.net	Casper Star-Tribune
walkacrosswyoming.com	Casper Star-Tribune
wereadnatrona.com	Casper Star-Tribune
wyomingjobquest.com	Casper Star-Tribune
wyominglandmagazine.com	Casper Star-Tribune
wyomingparadeofhomes.com	Casper Star-Tribune

wyomingwheelsforyou.com	Casper Star-Tribune
wyomingwomensexpo.com	Casper Star-Tribune
wyowheels.com	Casper Star-Tribune
wyowheelsforyou.com	Casper Star-Tribune
wyoworks.com	Casper Star-Tribune
chadronnews.com	Chadron Record
thechadronnews.com	Chadron Record
carsautobody.net	Chippewa Herald
carsautobodyofwisconsin.com	Chippewa Herald
chippewa.com	Chippewa Herald
chippewacountyadvertiser.com	Chippewa Herald
chippewafalls.biz	Chippewa Herald
chippewaherald.com	Chippewa Herald
chippewavalleybusinessreport.com	Chippewa Herald
chippewavalleymarket.com	Chippewa Herald
chippewavalleynewspapers.com	Chippewa Herald
chippewavalleynewspapers.net	Chippewa Herald
coolcellstuff.com	Chippewa Herald
countryrvwi.com	Chippewa Herald
cvnews.net	Chippewa Herald
cvshoppers.com	Chippewa Herald
dnrdiecast.com	Chippewa Herald
dunnconnect.com	Chippewa Herald
dunncountyreminder.com	Chippewa Herald
dunncountyshopper.com	Chippewa Herald
dwn2earth.com	Chippewa Herald
dwntoearth.com	Chippewa Herald
eauclairehomeseller.com	Chippewa Herald
economyfurniture.net	Chippewa Herald
economyfurniture.us	Chippewa Herald
economystorage.info	Chippewa Herald
economywarehouse.com	Chippewa Herald
elite-audio.com	Chippewa Herald
entertainmentsolutions.tv	Chippewa Herald
entsolution.net	Chippewa Herald
freshnkleen.com	Chippewa Herald
horseofadifferentcolor.info	Chippewa Herald
ironwoodlogcreations.com	Chippewa Herald
jackconstruction-menomonie.com	Chippewa Herald
justkissitgoodbuy.com	Chippewa Herald
lakelanddoorsllc.com	Chippewa Herald

leeversfreshfoods.com	Chippewa Herald
menomoniehomeseller.com	Chippewa Herald
monkeycompanies.com	Chippewa Herald
nitrodjs.com	Chippewa Herald
oakgardensassistedliving.com	Chippewa Herald
premierpoolsspas.com	Chippewa Herald
theetcmag.com	Chippewa Herald
thememorymakers.com	Chippewa Herald
vallysrestaurant.com	Chippewa Herald
wihomeseller.com	Chippewa Herald
Wisconsin-auctions.com	Chippewa Herald
wisconsinwheelsforyou.com	Chippewa Herald
wissotagreen.com	Chippewa Herald
wissotagreen.net	Chippewa Herald
wissotasprings.com	Chippewa Herald
yourfamilyshopper.com	Chippewa Herald
auburnpub.com	Citizen
auburnpub.xxx	Citizen
skjournal.com	Citizen
skaneatelesjournal.com	Citizen
classicimages.com	Classic Images
columbusareachoice.com	Columbus Telegram
columbustelegram.com	Columbus Telegram
columbustelegram.xxx	Columbus Telegram
schuyler-sun.com	Columbus Telegram
thebanner-press.com	Columbus Telegraph
corvallisgazettetimes.com	Corvallis Gazette-Times
gazettetimes.com	Corvallis Gazette-Times
gazettetimes.xxx	Corvallis Gazette-Times
gtconnect.com	Corvallis Gazette-Times
bestpracticeslowercolumbia.com	Daily News
columbiaviews.biz	Daily News
columbiaviews.com	Daily News
columbiaviews.info	Daily News
columbiaviews.net	Daily News
cowlitzcalendar.com	Daily News
cowlitzevents.com	Daily News
cowlitztomorrow.com	Daily News
gofourthfestival.org	Daily News
hairydeals.com	Daily News
lokeco.biz	Daily News

lokeco.info	Daily News
lokeco.net	Daily News
lokeco.org	Daily News
lokeco.us	Daily News
lowercolumbiamedia.com	Daily News
mytdn.com	Daily News
shoplocalitmatters.com	Daily News
tdn.com	Daily News
tdnnin.com	Daily News
tdn-nin.com	Daily News
tdnnin.org	Daily News
tdn-nin.org	Daily News
tdnpreps.com	Daily News
wheelsforyoutdn.com	Daily News
dunnconnect.com	Dunn County News
dunncountyreminder.com	Dunn County Reminder
dunncountyshopper.com	Dunn County Shopper
elkodaily.com	Elko Daily Free Press
elkodaily.xxx	Elko Daily Free Press
elkovisitor.com	Elko Daily Free Press
miningquarterly.com	Elko Daily Free Press
ag-ads.com	Farm and Ranch Guide
agads.com	Farm and Ranch Guide
agbuzz.com	Farm and Ranch Guide
agonthego.com	Farm and Ranch Guide
farmandranchguide.com	Farm and Ranch Guide
farmequipmentcenter.com	Farm and Ranch Guide
farms4sale.com	Farm and Ranch Guide
illinoisfarmertoday.com	Farm and Ranch Guide
minnesotafarmguide.com	Farm and Ranch Guide
minnesotafarmguide.net	Farm and Ranch Guide
missourifarmertoday.com	Farm and Ranch Guide
mobileagsource.com	Farm and Ranch Guide
brittnewstribune.com	Forest City Summit
forestcitysummit.com	Forest City Summit
winnebagoshopper.com	Forest City Summit
foxxyshoppers.com	Foxxy Shopper - LaCrosse
lacrossefoxxy.com	Foxxy Shopper - LaCrosse
lacrossefoxxyshopper.com	Foxxy Shopper - LaCrosse
fremontneb.com	Fremont Tribune
fremonttribune.com	Fremont Tribune

fremonttribune.xxx	Fremont Tribune
ftrib.com	Fremont Tribune
burtonwood.com	Globe-Gazette/Sunday Globe
charliebrownchildcare.com	Globe-Gazette/Sunday Globe
clearlakeshoppes.com	Globe-Gazette/Sunday Globe
firstgabrielsonagency.com	Globe-Gazette/Sunday Globe
globegazette.com	Globe-Gazette/Sunday Globe
globegazette.net	Globe-Gazette/Sunday Globe
globegazette.xxx	Globe-Gazette/Sunday Globe
iowaauctionsonline.com	Globe-Gazette/Sunday Globe
leecampersmc.com	Globe-Gazette/Sunday Globe
leescampersmc.com	Globe-Gazette/Sunday Globe
masoncityglobegazette.com	Globe-Gazette/Sunday Globe
masoncityshopper.com	Globe-Gazette/Sunday Globe
minnesotaauctionsonline.com	Globe-Gazette/Sunday Globe
niowarealty.com	Globe-Gazette/Sunday Globe
northiowanews.com	Globe-Gazette/Sunday Globe
northiowarealty.net	Globe-Gazette/Sunday Globe
southbridgemall.net	Globe-Gazette/Sunday Globe
trksp.com	Globe-Gazette/Sunday Globe
wrightiniowa.com	Globe-Gazette/Sunday Globe
accessdecatur.com	Herald & Review
decaturfood.com	Herald & Review
decaturguide.com	Herald & Review
decaturguide.net	Herald & Review
decaturheraldreview.com	Herald & Review
decaturlimited.com	Herald & Review
decaturwelikeithere.com	Herald & Review
getoutandgolf.net	Herald & Review
herald-review.com	Herald & Review
herald-review.xxx	Herald & Review
heraldandreview.com	Herald & Review
heraldreview.com	Herald & Review
hrpreps.com	Herald & Review
myh-r.com	Herald & Review
nowdrivingonline.com	Herald & Review
sellitil.com	Herald & Review
sellitil.net	Herald & Review
sellitillinois.com	Herald & Review
sellitillinois.net	Herald & Review
thebusiness-journal.com	Herald & Review

theprairieshopper.com	Herald & Review
welikeithere.com	Herald & Review
williamstreetpress.com	Herald & Review
workforyouillinois.com	Herald & Review
hotspringsstar.com	Hot Springs Star
houstonconews.com	Houston County News
lacrescent.com	Houston County News
adit.com	Independent Record Technical Services
dividemag.com	Independent Record Technical Services
flightmagazine.org	Independent Record Technical Services
helenahomegallery.com	Independent Record Technical Services
helenahomeseller.com	Independent Record Technical Services
helenair.com	Independent Record Technical Services
helenair.mobi	Independent Record Technical Services
helenair.net	Independent Record Technical Services
helenair.xxx	Independent Record Technical Services
helenalifestyles.com	Independent Record Technical Services
helenatopjobs.com	Independent Record Technical Services
montanabeltway.com	Independent Record Technical Services
spectatorsguidemontana.com	Independent Record Technical Services
spectatorsguidemt.com	Independent Record Technical Services
theindependentrecord.com	Independent Record Technical Services
ad-owl.com	INN Partners, L.C.
anytimeanything.com	INN Partners, L.C.
anytimenews.com	INN Partners, L.C.
anytownnews.com	INN Partners, L.C.
artisticdisplayads.com	INN Partners, L.C.
bigfoot-print.com	INN Partners, L.C.
bloxcms.com	INN Partners, L.C.
buysellbuy.com	INN Partners, L.C.
carsortrucks.com	INN Partners, L.C.
commercialpropertiesmontana.com	INN Partners, L.C.
commercialpropertiesmt.com	INN Partners, L.C.
commercialpropertymontana.com	INN Partners, L.C.
commercialpropertymt.com	INN Partners, L.C.
communitypapers.com	INN Partners, L.C.
cool-ads.com	INN Partners, L.C.
dotconnectmedia.com	INN Partners, L.C.
flippinflies.com	INN Partners, L.C.
florencecivicclub.com	INN Partners, L.C.
gritzblitz.com	INN Partners, L.C.

grumpyguy.com	INN Partners, L.C.
hawaiionline.net	INN Partners, L.C.
homeforu.net	INN Partners, L.C.
huskerillustrated.com	INN Partners, L.C.
imgworldwide.com	INN Partners, L.C.
innsites.net	INN Partners, L.C.
innstats.net	INN Partners, L.C.
inntours.net	INN Partners, L.C.
kauaitimes.net	INN Partners, L.C.
kool-ads.com	INN Partners, L.C.
leeunionfree.com	INN Partners, L.C.
leeunionfree.net	INN Partners, L.C.
lonestarjobnetwork.com	INN Partners, L.C.
monsterjobnetwork.com	INN Partners, L.C.
murlinstats.net	INN Partners, L.C.
newspaperjobnetwork.com	INN Partners, L.C.
niyouthcenter.com	INN Partners, L.C.
nostlguild.com	INN Partners, L.C.
osceolaclassifieds.com	INN Partners, L.C.
ourjobnetwork.com	INN Partners, L.C.
peakmagazine.net	INN Partners, L.C.
poincianaclassifieds.com	INN Partners, L.C.
qcdoc.org	INN Partners, L.C.
soonerstateclassifieds.com	INN Partners, L.C.
special-sections.com	INN Partners, L.C.
theywantyourduesinstlouis.com	INN Partners, L.C.
thisisyourhome.net	INN Partners, L.C.
townnews-cms.com	INN Partners, L.C.
townnews-design.com	INN Partners, L.C.
townnews-mail.com	INN Partners, L.C.
townnews-redesign.com	INN Partners, L.C.
townnews-staging.com	INN Partners, L.C.
townnews.biz	INN Partners, L.C.
townnews.com	INN Partners, L.C.
townnews.usa	INN Partners, L.C.
townnewsdesign.com	INN Partners, L.C.
townsendcommunication.com	INN Partners, L.C.
yourjobnetwork.com	INN Partners, L.C.
westlawnmarket.com	INN Partners, L.C.
wiredpartners.net	INN Partners, L.C.
agonthego.com	Iowa Farmer Today

combinecam.com	Iowa Farmer Today
corncam.com	Iowa Farmer Today
cropblog.com	Iowa Farmer Today
cropwatchblog.com	Iowa Farmer Today
dairycam.com	Iowa Farmer Today
iowafarmer.biz	Iowa Farmer Today
iowafarmer.com	Iowa Farmer Today
iowafarmer.info	Iowa Farmer Today
iowafarmertoday.com	Iowa Farmer Today
iowavotersguide.com	Iowa Farmer Today
marketwatchonline.com	Iowa Farmer Today
midwestmarketer.com	Iowa Farmer Today
mobileagsource.com	Iowa Farmer Today
soybeancam.com	Iowa Farmer Today
tractorcam.com	Iowa Farmer Today
262scene.com	Journal Times
262thescene.com	Journal Times
animalcrackersjazz.com	Journal Times
battlegroundwisconsin.com	Journal Times
bikeracine.com	Journal Times
burlingtonbeat.com	Journal Times
bustedwi.com	Journal Times
caledoniacommunity.com	Journal Times
cheese-o-sphere.com	Journal Times
cheeseosphere.com	Journal Times
cycleusa.com	Journal Times
designanad.com	Journal Times
discoverburlingtononline.com	Journal Times
discoverracinecounty.com	Journal Times
greatwheelsforyou.com	Journal Times
journaltimes.com	Journal Times
journaltimes.xxx	Journal Times
journaltimesonline.com	Journal Times
jtcommunity.com	Journal Times
jtnie.com	Journal Times
jtsportspage.com	Journal Times
kenoshareport.com	Journal Times
lighthouserun.com	Journal Times
mallofwis.com	Journal Times
myjournaltimes.com	Journal Times
plattsmouthjournal.com	Journal Times

racineanimalcrackers.com	Journal Times
racinebears.com	Journal Times
racinebusinessmachines.com	Journal Times
racinecareerfest.com	Journal Times
racinecats.com	Journal Times
racinecounty.com	Journal Times
racinecountybride.com	Journal Times
racinecountyhomes.net	Journal Times
racinecountyjobs.net	Journal Times
racinecountywheels.net	Journal Times
racinecoupons.com	Journal Times
racinedining.com	Journal Times
racinedogdays.com	Journal Times
racinedowntown.com	Journal Times
racinejournaltimes.com	Journal Times
racinelighthouserun.com	Journal Times
racinepennysaver.com	Journal Times
racinepublicart.com	Journal Times
racinereport.com	Journal Times
racinesportszone.com	Journal Times
racinetv.com	Journal Times
racineweddings.com	Journal Times
racinewinterfest.com	Journal Times
rageracine.com	Journal Times
readershipeditor.com	Journal Times
relocatetosewisconsin.com	Journal Times
scene262.com	Journal Times
schoolsportsstars.com	Journal Times
searchkenosha.com	Journal Times
searchkenosha.net	Journal Times
searchracine.com	Journal Times
searchracine.net	Journal Times
sellitkenosha.com	Journal Times
sellitracine.com	Journal Times
sellitwi.com	Journal Times
shopforu.com	Journal Times
shopinracine.com	Journal Times
talkinbaseballandbrewers.com	Journal Times
talkinbrewers.com	Journal Times
the262scene.com	Journal Times
thejournaltimes.com	Journal Times

thescene262.com	Journal Times
usedcarskenosha.com	Journal Times
usedcarsracine.com	Journal Times
voteinracine.com	Journal Times
windpointcommunity.com	Journal Times
wisconsinsportfishingclubs.com	Journal Times
wisconsinwportfishingclubs.com	Journal Times
woelfelworld.com	Journal Times
wrightinracine.com	Journal Times
youknowmoore.com	Journal Times
7riversads.com	LaCrosse Tribune
7riverscars.com	LaCrosse Tribune
7riversclassifieds.com	LaCrosse Tribune
7rivershomes.com	LaCrosse Tribune
7riversjobfair.com	LaCrosse Tribune
7riversjobs.com	LaCrosse Tribune
7riversmarketplace.com	LaCrosse Tribune
7riverswebsites.com	LaCrosse Tribune
bestofrivervalley.com	LaCrosse Tribune
bestoftherivervalley.com	LaCrosse Tribune
bike-trails.net	LaCrosse Tribune
couleenews.com	LaCrosse Tribune
courierlifenews.com	LaCrosse Tribune
getitrivervalley.com	LaCrosse Tribune
healthylivingtoday.net	LaCrosse Tribune
holmencourier.com	LaCrosse Tribune
homeselleronline.com	LaCrosse Tribune
insidepreps.com	LaCrosse Tribune
jacksoncountychronicle.com	LaCrosse Tribune
jimmygillman.com	LaCrosse Tribune
lacrossenet.com	LaCrosse Tribune
lacrossetribune.com	LaCrosse Tribune
lacrossetribune.net	LaCrosse Tribune
lacrossetribune.org	LaCrosse Tribune
lacrossetribune.xxx	LaCrosse Tribune
lxtrb.mobi	LaCrosse Tribune
melrose-chronicle.com	LaCrosse Tribune
mybellaonline.com	LaCrosse Tribune
myliveonline.com	LaCrosse Tribune
my.rivervalleyvoice.com	LaCrosse Tribune
onalaskacommunitylife.com	LaCrosse Tribune

onalaskalife.com	LaCrosse Tribune
rivervalleyblogs.com	LaCrosse Tribune
rivervalleybusinessreport.com	LaCrosse Tribune
rivervalleynewspapers.com	LaCrosse Tribune
rivervalleyoutdoors.com	LaCrosse Tribune
rivervalleyvoice.com	LaCrosse Tribune
rvbr.com	LaCrosse Tribune
salutingservice.com	LaCrosse Tribune
spartafoxxyshopper.com	LaCrosse Tribune
strayvoltage.org	LaCrosse Tribune
strictly-golf.com	LaCrosse Tribune
tomahjournal.com	LaCrosse Tribune
tricountyfoxxy.com	LaCrosse Tribune
vernonbroadcaster.com	LaCrosse Tribune
westbytimes.com	LaCrosse Tribune
wheelsforyou-online.com	LaCrosse Tribune
wheelswebsite.com	LaCrosse Tribune
windn.mobi	LaCrosse Tribune
winonafoxxy.com	LaCrosse Tribune
winonafoxxyshopper.com	LaCrosse Tribune
lawrencecountyjournal.com	Lawrence County Journal
lebanon-express.com	Lebanon Express
lebanon-express.xxx	Lebanon Express
brackencommunity.com	Ledger Independent
bracken-online.com	Ledger Independent
flemingcommunity.com	Ledger Independent
flemingsburg-online.com	Ledger Independent
georgetown-online.com	Ledger Independent
ledger-independent.com	Ledger Independent
lewisco-online.com	Ledger Independent
maysville.com	Ledger Independent
maysville-online.com	Ledger Independent
maysville-online.xxx	Ledger Independent
ripleyohio-online.com	Ledger Independent
robertsoncommunity.com	Ledger Independent
theledgerindependent.com	Ledger Independent
westunion-online.com	Ledger Independent
leeagrimedia.com	Lee Agri-Media
leeagrimedia.net	Lee Agri-Media
5centads.com	Lee Enterprises
agri-marketplace.com	Lee Enterprises

agrimarketplace.com	Lee Enterprises
bigskyfires.com	Lee Enterprises
communityforum.com	Lee Enterprises
decatur.biz	Lee Enterprises
digitaldemocracy.com	Lee Enterprises
getitcentral.com	Lee Enterprises
gregschermer.com	Lee Enterprises
guild-lee.com	Lee Enterprises
guild-lee.net	Lee Enterprises
guild-lee.org	Lee Enterprises
iowavoter.com	Lee Enterprises
lawrencecountycentennial.com	Lee Enterprises
lee-eteam.com	Lee Enterprises
lee-guild.com	Lee Enterprises
lee-guild.net	Lee Enterprises
lee-guild.org	Lee Enterprises
lee-interactive.com	Lee Enterprises
lee-online.com	Lee Enterprises
lee-watch.com	Lee Enterprises
lee-watch.net	Lee Enterprises
lee-watch.org	Lee Enterprises
lee.net	Lee Enterprises
leeag.com	Lee Enterprises
leecmstraining.com	Lee Enterprises
leeent.net	Lee Enterprises
leeenterprises.biz	Lee Enterprises
leeenterprises.com	Lee Enterprises
leelocal.com	Lee Enterprises
leenorthwestpublishing.com	Lee Enterprises
leetemplates.com	Lee Enterprises
leetraining.com	Lee Enterprises
mjonline.com	Lee Enterprises
mtfires.com	Lee Enterprises
muscatine.biz	Lee Enterprises
muscatinepost.com	Lee Enterprises
mvtrio.com	Lee Enterprises
nickelads.com	Lee Enterprises
nickelads.org	Lee Enterprises
outdoormotors.com	Lee Enterprises
riverfloodwatch.com	Lee Enterprises
shawano.biz	Lee Enterprises

takemethere.net	Lee Enterprises
takemethere.org	Lee Enterprises
thechoiceonline.com	Lee Enterprises
thunderinthehills.com	Lee Enterprises
todaysvoter.com	Lee Enterprises
vocap.com	Lee Enterprises
voicecapture.com	Lee Enterprises
wheelforyou.com	Lee Enterprises
wheelsforyouonline.com	Lee Enterprises
wiredpartners.net	Lee Enterprises
wiredpartnerswebdesign.com	Lee Enterprises
wiredpartnerswebhosting.com	Lee Enterprises
wisconsinhomes.com	Lee Enterprises
workforyou.com	Lee Enterprises
yourvoiceatlee.com	Lee Enterprises
cattleseller.com	Lee Procurement Solutions Co.
402411.com	Lincoln Journal Star
apartmentsforyou.com	Lincoln Journal Star
beatriceexperts.com	Lincoln Journal Star
celebratenebraska.com	Lincoln Journal Star
discoverbeatrice.com	Lincoln Journal Star
discoverfremont.com	Lincoln Journal Star
discoverlincoln.com	Lincoln Journal Star
discovernebraska.com	Lincoln Journal Star
fremontexperts.com	Lincoln Journal Star
huskerexpress.com	Lincoln Journal Star
huskerextra.com	Lincoln Journal Star
huskerfootball.com	Lincoln Journal Star
journalstar.com	Lincoln Journal Star
journalstar.xxx	Lincoln Journal Star
journalstarads.com	Lincoln Journal Star
kansaswheelsforyou.com	Lincoln Journal Star
lincolnhomesandrealestate.com	Lincoln Journal Star
lincolnjobs.com	Lincoln Journal Star
lincolnjournalstar.com	Lincoln Journal Star
lincolnswitch.com	Lincoln Journal Star
lmagazinelincoln.com	Lincoln Journal Star
mystarcitysports.com	Lincoln Journal Star
nebraskahomesandrealestate.com	Lincoln Journal Star
nebraskaspot.com	Lincoln Journal Star
nebraskaspot.net	Lincoln Journal Star

nebraskawheelsforyou.com	Lincoln Journal Star
nebweb.com	Lincoln Journal Star
neighborhoodextra.com	Lincoln Journal Star
onemagazineomaha.com	Lincoln Journal Star
outdoorwheels.com	Lincoln Journal Star
outdoorwheelsforyou.com	Lincoln Journal Star
rentalsforyou.com	Lincoln Journal Star
saddleupnebraska.com	Lincoln Journal Star
sellitnebraska.com	Lincoln Journal Star
starcityhealth.com	Lincoln Journal Star
sunlanddiningcard.com	Lincoln Journal Star
switchlincoln.com	Lincoln Journal Star
ultimatehomedelivery.com	Lincoln Journal Star
wheelsforyou.com	Lincoln Journal Star
wheelsforyoukansas.com	Lincoln Journal Star
wheelsforyounebraska.com	Lincoln Journal Star
workforyounebraska.com	Lincoln Journal Star
masoncitynet.com	Mason City Shopper
jg-tc.com	Mattoon Journal-Gazette
jg-tc.xxx	Mattoon Journal-Gazette
blackhillspress.com	Meade County Times-Tribune
meadecountytimes.com	Meade County Times-Tribune
meadecountytimestribune.com	Meade County Times-Tribune
midwestmessenger.com	Midwest Messenger
ruralvoterguide.com	Midwest Messenger
saddleupkansas.com	Midwest Messenger
saddleupnebraska.com	Midwest Messenger
midwestbullseye.com	Midwest Producer
midwestproducer.com	Midwest Producer
gallatingold.com	Mini Nickel
mininickel.com	Mini Nickel
iowafarmguide.com	Minnesota Farm Guide
autopartsplustools.com	Missoulian
beerandwinemt.com	Missoulian
bigskysportshow.com	Missoulian
billingsbeacon.com	Missoulian
billingsbeacon.net	Missoulian
billingshomeseller.com	Missoulian
billspieceofmind.com	Missoulian
bitterrootbeacon.com	Missoulian
bitterrootbeacon.net	Missoulian

bitterrootevents.com	Missoulian
bitterrootevents.net	Missoulian
bitterrootfamilies.com	Missoulian
bitterrootflatfinder.com	Missoulian
bitterroothomeseller.com	Missoulian
bitterrootmotel.net	Missoulian
bitterrootpolitics.com	Missoulian
bitterrootrecreation.com	Missoulian
bitterrootwomensnetwork.com	Missoulian
bobcatgrowler.com	Missoulian
bobcatgrowler.net	Missoulian
bradyssportsmansurplus.com	Missoulian
bridesandgroomsmontana.com	Missoulian
bridesandgroomsmt.com	Missoulian
buffalopost.net	Missoulian
buttebeacon.com	Missoulian
buttebeacon.net	Missoulian
butteevents.net	Missoulian
buttehomeseller.com	Missoulian
buymontana.net	Missoulian
catgrowler.com	Missoulian
catgrowler.net	Missoulian
couponingmissoula.com	Missoulian
diningoutmissoula.com	Missoulian
easylivingexpo.com	Missoulian
eholidaymarketplace.com	Missoulian
enjoymontana.com	Missoulian
eyeincamera.com	Missoulian
farranproperties.com	Missoulian
flatheadhomeseller.com	Missoulian
flatheadlakenews.com	Missoulian
flatheadvalleynews.com	Missoulian
graduationmattersmissoula.com	Missoulian
graduationmattersmissoula.org	Missoulian
greatfallsbeacon.com	Missoulian
greatfallsbeacon.net	Missoulian
grizfootball.com	Missoulian
grizmania.com	Missoulian
grizpawblog.com	Missoulian
griztube.com	Missoulian
grizzlygrowler.com	Missoulian

grizzlygrowler.net	Missoulian
grizzlynickel.com	Missoulian
guidemontana.com	Missoulian
hamiltonbeacon.com	Missoulian
hamiltonbeacon.net	Missoulian
hamiltonhomeseller.com	Missoulian
healthandfitness101.com	Missoulian
helenabeacon.com	Missoulian
helenabeacon.net	Missoulian
holidayathometour.com	Missoulian
hoparts.com	Missoulian
i-five.net	Missoulian
i-ninety.net	Missoulian
incamera360.com	Missoulian
inthelupe.com	Missoulian
kalispellevents.com	Missoulian
kalispellevents.net	Missoulian
kalispellhomeseller.com	Missoulian
knowyourvino.com	Missoulian
lastbestlist.com	Missoulian
lastbestlist.mobi	Missoulian
lastbestlist.net	Missoulian
lendersinthebuff.com	Missoulian
lifeintheroot.com	Missoulian
livingoutdoorsmt.com	Missoulian
livingwellmontana.com	Missoulian
livingwellmt.com	Missoulian
lmgworldwide.net	Missoulian
misoodle.com	Missoulian
missoulabeacon.com	Missoulian
missoulabeacon.net	Missoulian
missouladealers.com	Missoulian
missouladns.com	Missoulian
missouladowntownjobs.com	Missoulian
missoulaeditor.com	Missoulian
missoulaentertainer.com	Missoulian
missoulaeventscenter.com	Missoulian
missoulaeventscenter.net	Missoulian
missoulaeventscenter.org	Missoulian
missoulaflatfinder.com	Missoulian
missoulafoodie.com	Missoulian

missoulahomeseller.com	Missoulian
missoulahomesellers.com	Missoulian
missoulajobblast.com	Missoulian
missoulajobblast.mobi	Missoulian
missoulameetings.com	Missoulian
missoulamom.com	Missoulian
missoulanews.mobi	Missoulian
missoulapaws.com	Missoulian
missoulapets.com	Missoulian
missoulaprep.com	Missoulian
missoulapreps.com	Missoulian
missoulaprepzone.com	Missoulian
missoulapublicart.com	Missoulian
missoularedtape.com	Missoulian
missoularentalfinder.com	Missoulian
missoulaschoice.com	Missoulian
missoulasearch.mobi	Missoulian
missoulatube.com	Missoulian
missoulian.com	Missoulian
missoulian.net	Missoulian
missoulian.us	Missoulian
missoulian.xxx	Missoulian
missoulianads.com	Missoulian
missoulianentertainer.com	Missoulian
missouliannews.mobi	Missoulian
missoulianprepzone.com	Missoulian
missouliantube.com	Missoulian
missoulien.com	Missoulian
mmgmontana.com	Missoulian
montanaadventurer.com	Missoulian
montanaautofinder.com	Missoulian
montanabeacon.com	Missoulian
montanabeacon.net	Missoulian
montanabeerblog.com	Missoulian
montanabeerblog.net	Missoulian
montanabiggame.com	Missoulian
montanacareerexpo.com	Missoulian
montanaclub.com	Missoulian
montanaelections.net	Missoulian
montanaflatfinder.com	Missoulian
montanagigs.com	Missoulian

montanagrowler.com	Missoulian
montanagrowler.net	Missoulian
montanaheartsmart.com	Missoulian
montanahomeseller.com	Missoulian
montanahomesforyou.com	Missoulian
montanahomesforyou.net	Missoulian
montanahomesforyou.org	Missoulian
montanajobblast.com	Missoulian
montanajobblast.mobi	Missoulian
montanamessenger.com	Missoulian
montananews.mobi	Missoulian
montanaonsale.com	Missoulian
montanaonsale.mobi	Missoulian
montanaonsale.net	Missoulian
montanaonsale.org	Missoulian
montanasculturaltreasures.com	Missoulian
montanasnowsports.com	Missoulian
montanatracker.com	Missoulian
movingtobillings.com	Missoulian
movingtobillings.net	Missoulian
movingtobillings.org	Missoulian
movingtobozeman.com	Missoulian
movingtobozeman.net	Missoulian
movingtobozeman.org	Missoulian
movingtobutte.com	Missoulian
movingtobutte.net	Missoulian
movingtobutte.org	Missoulian
movingtogreatfalls.com	Missoulian
movingtogreatfalls.net	Missoulian
movingtogreatfalls.org	Missoulian
movingtohamilton.com	Missoulian
movingtohamilton.net	Missoulian
movingtohamilton.org	Missoulian
movingtohelena.com	Missoulian
movingtohelena.net	Missoulian
movingtohelena.org	Missoulian
movingtokalispell.com	Missoulian
movingtokalispell.net	Missoulian
movingtokalispell.org	Missoulian
movingtomissoula.com	Missoulian
movingtomissoula.net	Missoulian

movingtomissoula.org	Missoulian
mtadventurer.com	Missoulian
mtautofinder.com	Missoulian
mtbeerblog.com	Missoulian
mtbeerblog.net	Missoulian
mtdealers.com	Missoulian
mtevents.net	Missoulian
mtgrowler.com	Missoulian
mtgrowler.net	Missoulian
mtheartsmart.com	Missoulian
mtheartwise.com	Missoulian
mtinbusiness.com	Missoulian
mtmessenger.com	Missoulian
mtoutdoorrec.com	Missoulian
mtpreps.com	Missoulian
mtrmg.com	Missoulian
mtwheelsforyou.com	Missoulian
mtwheelsforyou.net	Missoulian
mymissoulian.com	Missoulian
narpmmontana.com	Missoulian
narpmmontana.org	Missoulian
newwestevents.com	Missoulian
newwestnews.mobi	Missoulian
nickellbag.com	Missoulian
nickellsbag.com	Missoulian
novcoparts.com	Missoulian
novcotools.com	Missoulian
nwtraveldirectory.com	Missoulian
ourcodeofthewest.com	Missoulian
ourcodeofthewest.net	Missoulian
partsplustools.com	Missoulian
playfulmissoula.com	Missoulian
playfulmissoula.net	Missoulian
playfulmissoula.org	Missoulian
playinmissoula.com	Missoulian
playinmissoula.org	Missoulian
prosandpreps.com	Missoulian
ravallipost.net	Missoulian
ravallirant.com	Missoulian
rediscovermt.com	Missoulian
sgm-partners.com	Missoulian

speakupmissoula.com	Missoulian
spokepatterns.com	Missoulian
talkingtrout.com	Missoulian
talktroutmontana.com	Missoulian
thedigitalbear.com	Missoulian
us-101.net	Missoulian
westernmontana360.com	Missoulian
westernmontanabusinessreview.com	Missoulian
whitefishhomeseller.com	Missoulian
whygraduationmatters.com	Missoulian
whygraduationmatters.org	Missoulian
wildflowerwalks.com	Missoulian
wmtbr.com	Missoulian
workmt.com	Missoulian
workwy.com	Missoulian
zulatube.com	Missoulian
mcpress.com	Mitchell County Press-News
buyitmt.com	Montana Magazine
montanamagazine.com	Montana Magazine
mtfootball.com	Montana Magazine
mtprepsports.com	Montana Magazine
rentitmt.com	Montana Magazine
bozemanexplore.com	Montana Standard
bozemantributary.com	Montana Standard
butterats.com	Montana Standard
butterats.net	Montana Standard
butterats.org	Montana Standard
diggerbeat.com	Montana Standard
montanastandard.com	Montana Standard
mtjobexpo.com	Montana Standard
mtstandard.com	Montana Standard
mtstandard.xxx	Montana Standard
tributaryonline.com	Montana Standard
classicimages.com	Muscatine Journal
filmsofthegoldenage.com	Muscatine Journal
muscatinejournal.com	Muscatine Journal
muscatinejournal.xxx	Muscatine Journal
aguangacommunity.info	North County Times
anzacommunity.info	North County Times
bonsallcommunity.info	North County Times
californian.com	North County Times

californiancareers.com	North County Times
calvarsity.com	North County Times
camppendletoncommunity.info	North County Times
canyonlakecommunity.info	North County Times
cardiffbytheseacommunity.info	North County Times
carlsbadcommunity.info	North County Times
carmelvalleycommunity.info	North County Times
coastalsocal.com	North County Times
delmarcommunity.info	North County Times
eastcountytimes.net	North County Times
ectimes.net	North County Times
encinitascommunity.info	North County Times
escondidocommunity.info	North County Times
fallbrookcommunity.info	North County Times
hemetcommunity.info	North County Times
idylwildcommunity.info	North County Times
juliancommunity.info	North County Times
lajollacommunity.info	North County Times
lakeelsinorecommunity.info	North County Times
locallivenews.com	North County Times
menifeecommunity.info	North County Times
murrietacommunity.info	North County Times
mynctimes.com	North County Times
ncthomes.com	North County Times
ncthomesearch.net	North County Times
nctimes.com	North County Times
nctimes.net	North County Times
nctimes.xxx	North County Times
nctvarsity.com	North County Times
northcountycareers.com	North County Times
northcountylocal.com	North County Times
northcountylocalnews.com	North County Times
northcountytimes.com	North County Times
oceansidecommunity.info	North County Times
palacommunity.info	North County Times
paumavalleycommunity.info	North County Times
powaycommunity.info	North County Times
ramonacommunity.info	North County Times
ranchobernardocommunity.info	North County Times
ranchosantafecommunity.info	North County Times
sandiegocommunity.info	North County Times

sanmarcoscommunity.info	North County Times
sellitca.com	North County Times
sellitnorthcounty.com	North County Times
sellitsandiego.com	North County Times
solanabeachcommunity.info	North County Times
temeculacommunity.info	North County Times
todayslocalnews.net	North County Times
valleycentercommunity.info	North County Times
vistacommunity.info	North County Times
wildomarcommunity.info	North County Times
northernblackhillsweeklygroup.com	Northern Black Hills Weekly Group
cass-news.com	Plattsmouth Journal
plattsmouthjournal.com	Plattsmouth Journal
adirondackphantoms.com	Post-Star
adirondackphantoms.net	Post-Star
adkhealth.com	Post-Star
adkphantoms.com	Post-Star
adkscene.com	Post-Star
allthingsadirondack.com	Post-Star
bestoftheregion.com	Post-Star
glensfallsleader.com	Post-Star
glensfallsleader.net	Post-Star
glensfallsleader.org	Post-Star
mypostar.com	Post-Star
poststar.biz	Post-Star
poststar.com	Post-Star
poststar.info	Post-Star
poststar.mobi	Post-Star
poststar.net	Post-Star
poststar.org	Post-Star
poststar.tv	Post-Star
poststar.xxx	Post-Star
queensburycitizen.com	Post-Star
queensburycitizen.net	Post-Star
queensburycitizen.org	Post-Star
saratogapoststar.com	Post-Star
seeadirondacks.com	Post-Star
seeglensfalls.com	Post-Star
seelakegeorge.com	Post-Star
seesaratoga.com	Post-Star
thepoststar.com	Post-Star

wheelsforyou.net	Post-Star
agalmanac.com	Prairie Star
theprairiestar.com	Prairie Star
qcthriftynickel.com	QC Thrifty Nickel
bhcb.org	Quad-City Times
bix7.com	Quad-City Times
celebrateqc.com	Quad-City Times
getitqca.com	Quad-City Times
hawkeyeprinting.com	Quad-City Times
hawkmania.com	Quad-City Times
iatnt.com	Quad-City Times
iltnt.com	Quad-City Times
iowapulse.com	Quad-City Times
iowatnt.com	Quad-City Times
midwesttruckntractor.com	Quad-City Times
mntnt.com	Quad-City Times
nebtnt.com	Quad-City Times
patriotmotorsqc.com	Quad-City Times
qcbicycleweek.com	Quad-City Times
qcbusinessjournal.com	Quad-City Times
qcdailydeal.com	Quad-City Times
qcdailydeals.com	Quad-City Times
qcgetit.com	Quad-City Times
qchighschools.com	Quad-City Times
qcmediachallenge.com	Quad-City Times
qcmoms.com	Quad-City Times
qcneighbor.com	Quad-City Times
qcneighbors.com	Quad-City Times
qcontheriver.com	Quad-City Times
qcpreps.com	Quad-City Times
qcshops.com	Quad-City Times
qctimes.com	Quad-City Times
qctimes.net	Quad-City Times
qctimes.tv	Quad-City Times
qctimes.xxx	Quad-City Times
qctoday.com	Quad-City Times
qctplus60.com	Quad-City Times
qctplus60.org	Quad-City Times
qcvalues.com	Quad-City Times
qcvarsity.com	Quad-City Times
qcwatchblog.com	Quad-City Times

qcwheels.com	Quad-City Times
qcwinc.com	Quad-City Times
quad-citiesonline.com	Quad-City Times
quad-citytimes.com	Quad-City Times
quadcitiessportscommission.com	Quad-City Times
quadcitypreps.com	Quad-City Times
quadcitytimes.com	Quad-City Times
quadcityvarsity.com	Quad-City Times
quadsville.com	Quad-City Times
sellitqc.com	Quad-City Times
thebettendorfnews.com	Quad-City Times
thedavenportnews.com	Quad-City Times
themolinenews.com	Quad-City Times
therockislandnews.com	Quad-City Times
tjstruckntrailer.com	Quad-City Times
tricoprinting.com	Quad-City Times
truck-and-tractor.com	Quad-City Times
truck-n-tractor.com	Quad-City Times
wagsauto.com	Quad-City Times
witnt.com	Quad-City Times
bellefourchecommunity.com	Rapid City Journal
bhflavor.com	Rapid City Journal
bhjobfair.com	Rapid City Journal
blackhawkcommunity.com	Rapid City Journal
blackhillsbandit.com	Rapid City Journal
blackhillsbusinessjournal.com	Rapid City Journal
blackhillsclassifieds.com	Rapid City Journal
blackhillsclassifieds.net	Rapid City Journal
blackhillscommunity.com	Rapid City Journal
blackhillsdiscovered.com	Rapid City Journal
blackhillsgovernment.com	Rapid City Journal
blackhillshealthjournal.com	Rapid City Journal
blackhillshomejournal.com	Rapid City Journal
blackhillsjobs.com	Rapid City Journal
blackhillsjobs.net	Rapid City Journal
blackhillsjournal.com	Rapid City Journal
blackhillsjournal.net	Rapid City Journal
blackhillsjournal.org	Rapid City Journal
blackhillslive.com	Rapid City Journal
blackhillspatriot.com	Rapid City Journal
blackhillswheelsforyou.com	Rapid City Journal

boxeldercommunity.com	Rapid City Journal
chadroncommunity.com	Rapid City Journal
classifieds.thenewspaper.org	Rapid City Journal
crawfordcommunity.net	Rapid City Journal
custercommunity.com	Rapid City Journal
dakotawire.net	Rapid City Journal
dakotawire.org	Rapid City Journal
deadwoodcommunity.com	Rapid City Journal
deadwooddiscovered.com	Rapid City Journal
deadwoodgaming.com	Rapid City Journal
deadwoodgetaway.com	Rapid City Journal
deadwoodgetaways.com	Rapid City Journal
eaglebuttecommunity.com	Rapid City Journal
edgemontcommunity.net	Rapid City Journal
ellsworthcommunity.com	Rapid City Journal
experts.rapidcityjournal.com	Rapid City Journal
festivalofpresidents.com	Rapid City Journal
fortpierrecommunity.com	Rapid City Journal
gillettecommunity.com	Rapid City Journal
harrisoncommunity.net	Rapid City Journal
hayspringscommunity.com	Rapid City Journal
hermosacommunity.com	Rapid City Journal
hillcitycommunity.net	Rapid City Journal
homejournal.biz	Rapid City Journal
hotspringscommunity.com	Rapid City Journal
leadcommunity.net	Rapid City Journal
lead-deadwoodcommunity.com	Rapid City Journal
milestones.rapidcityjournal.com	Rapid City Journal
mountrushmorecommunity.com	Rapid City Journal
newcastlecommunity.net	Rapid City Journal
newellcommunity.net	Rapid City Journal
newunderwoodcommunity.com	Rapid City Journal
northernhillsclassifieds.com	Rapid City Journal
northwestnebraskacommunity.com	Rapid City Journal
nowhiring.rapidcityjournal.com	Rapid City Journal
oelrichscommunity.com	Rapid City Journal
phillipcommunity.com	Rapid City Journal
pierrecommunity.com	Rapid City Journal
ra-ee.rapidcityjournal.com	Rapid City Journal
rapidcityclassifieds.net	Rapid City Journal
rapidcityclassifieds.org	Rapid City Journal

rapidcity.info	Rapid City Journal
rapidcitygovernment.com	Rapid City Journal
rapidcityhomejournal.com	Rapid City Journal
rapidcityjobs.com	Rapid City Journal
rapidcityjobs.net	Rapid City Journal
rapidcityjournal.com	Rapid City Journal
rapidcityjournal.net	Rapid City Journal
rapidcityjournal.org	Rapid City Journal
rapidcityjournal.xxx	Rapid City Journal
rapidcityjournaljr.com	Rapid City Journal
rapidcity.outdoormotors.com	Rapid City Journal
rapidcityrealestate.org	Rapid City Journal
rapidcityschools.com	Rapid City Journal
rapidcityschools.net	Rapid City Journal
rapidcitysnowbird.com	Rapid City Journal
rapidcity.wheelforyou.com	Rapid City Journal
rapidcitywheelsforyou.com	Rapid City Journal
rcjonline.com	Rapid City Journal
rcjpropicks.com	Rapid City Journal
rocksd.com	Rapid City Journal
rocksouthdakota.com	Rapid City Journal
rosebudcommunity.com	Rapid City Journal
rushvillecommunity.com	Rapid City Journal
saintongecommunity.com	Rapid City Journal
sdbusinessjournal.com	Rapid City Journal
sdlegislature.com	Rapid City Journal
sdlegislature.net	Rapid City Journal
sdprepzone.com	Rapid City Journal
sdwheelsforyou.com	Rapid City Journal
sdyellowjackets.com	Rapid City Journal
shopsturgis.net	Rapid City Journal
shopthehills.com	Rapid City Journal
southdakotabusinessjournal.com	Rapid City Journal
southdakotalegislature.com	Rapid City Journal
southdakotaprepzone.com	Rapid City Journal
southdakotarealestate.org	Rapid City Journal
southdakotawheelsforyou.com	Rapid City Journal
southernhillsclassifieds.com	Rapid City Journal
spearfishcommunity.com	Rapid City Journal
stevenscommunity.net	Rapid City Journal
stongecommunity.com	Rapid City Journal

sturgiscommunity.com	Rapid City Journal
sturgislinks.com	Rapid City Journal
sturgisrallydaily.com	Rapid City Journal
sturgisrallyvendors.com	Rapid City Journal
summersetcommunity.net	Rapid City Journal
sundancecommunity.net	Rapid City Journal
taketheleapllc.com	Rapid City Journal
thenewspaper.net	Rapid City Journal
thenewspaper.org	Rapid City Journal
tomsts.com	Rapid City Journal
unioncentercommunity.com	Rapid City Journal
uptoncommunity.com	Rapid City Journal
wallcommunity.com	Rapid City Journal
westriverclassifieds.com	Rapid City Journal
whitewoodcommunity.com	Rapid City Journal
bitterrootfamilies.com	Ravalli Republic
bitterrootnews.com	Ravalli Republic
bitterrootpolitics.com	Ravalli Republic
bitterrootrecreation.com	Ravalli Republic
ravallinews.com	Ravalli Republic
ravallirepublic.com	Ravalli Republic
ravallirepublic.xxx	Ravalli Republic
carlislenews.com	Sentinel
carlislepennsylvania.com	Sentinel
carlislesentinel.com	Sentinel
cumberlandlife.com	Sentinel
cumberlink.com	Sentinel
cumberlink.xxx	Sentinel
mechanicsburgpa.com	Sentinel
pawheelsforyou.com	Sentinel
pennstatefan.com	Sentinel
sentinel-news.com	Sentinel
sentinelweekly.com	Sentinel
shippensburgpa.com	Sentinel
shippensburgsentinel.com	Sentinel
shippsentinel.com	Sentinel
shipsentinel.com	Sentinel
iowainsider.com	Sioux City Journal
firstinnation.com	Sioux City Journal
groupsiouxpon.com	Sioux City Journal
iowainsider.com	Sioux City Journal

journalads.com	Sioux City Journal
journalgoodfellows.com	Sioux City Journal
journalgoodfellows.net	Sioux City Journal
journalgoodfellows.org	Sioux City Journal
littleyellowdog.org	Sioux City Journal
miracleinmapleton.com	Sioux City Journal
mwcareerexpo.com	Sioux City Journal
mwrcareerexpo.com	Sioux City Journal
realestatesiouxland.com	Sioux City Journal
scjbuzz.com	Sioux City Journal
scjdealoftheday.com	Sioux City Journal
sellitdakota.com	Sioux City Journal
sellitia.com	Sioux City Journal
sellitiowa.com	Sioux City Journal
sellitsiouxland.com	Sioux City Journal
sewheelsforyou.com	Sioux City Journal
sfwheelsforyou.com	Sioux City Journal
siouxcity.tv	Sioux City Journal
siouxcityemployment.com	Sioux City Journal
siouxcityjournal.com	Sioux City Journal
siouxcityjournal.xxx	Sioux City Journal
siouxcityjournaljr.com	Sioux City Journal
siouxcityrealestateguide.com	Sioux City Journal
siouxcityshoppersguide.com	Sioux City Journal
siouxcitytalks.com	Sioux City Journal
siouxcityweekender.com	Sioux City Journal
siouxland.net	Sioux City Journal
siouxland.tv	Sioux City Journal
siouxlandactiveseniors.com	Sioux City Journal
siouxlandbidandbuy.com	Sioux City Journal
siouxlandbrides.com	Sioux City Journal
siouxlandbusinessjournal.com	Sioux City Journal
siouxlandbuzz.com	Sioux City Journal
siouxlandcouponsource.com	Sioux City Journal
siouxlandemployment.com	Sioux City Journal
siouxlandevents.com	Sioux City Journal
siouxlandgrooms.com	Sioux City Journal
siouxlandhispanosunidos.com	Sioux City Journal
siouxlandlive.com	Sioux City Journal
siouxlandmoms.com	Sioux City Journal
siouxlandnetwork.com	Sioux City Journal

siouxlandnow.com	Sioux City Journal
siouxland.outdoormotors.com	Sioux City Journal
siouxlandoutdoors.com	Sioux City Journal
siouxlandpaws.com	Sioux City Journal
siouxlandprep.com	Sioux City Journal
siouxlandpreps.com	Sioux City Journal
siouxlandprime.com	Sioux City Journal
siouxlandrealtor.com	Sioux City Journal
siouxlandshoppersguide.com	Sioux City Journal
siouxlandsports.com	Sioux City Journal
siouxlandsports.net	Sioux City Journal
siouxlandtalks.com	Sioux City Journal
siouxlandvarsity.com	Sioux City Journal
siouxlandvoice.com	Sioux City Journal
siouxlandweekender.com	Sioux City Journal
siouxlandxl.com	Sioux City Journal
siouxlanspaws.com	Sioux City Journal
siouxpon.com	Sioux City Journal
sux911.com	Sioux City Journal
treesforsiouxland.com	Sioux City Journal
treesforsiouxland.org	Sioux City Journal
weeklyshoppersguide.com	Sioux City Journal
wheelsforyouiowa.com	Sioux City Journal
wheelsforyousiouxcity.com	Sioux City Journal
wheelsforyousiouxland.com	Sioux City Journal
work-ia.com	Sioux City Journal
work-iowa.com	Sioux City Journal
workforyouiowa.com	Sioux City Journal
workforyousiouxcity.com	Sioux City Journal
workforyousiouxland.com	Sioux City Journal
tri-stateneighbor.com	Sioux Falls Tri-State Neighbor
tristateneighbor.com	Sioux Falls Tri-State Neighbor
southernblackhillsweeklygroup.com	Southern Black Hills Weekly Group
southernidahobusiness.com	Southern Idaho Business
1region.com	Southern Illinoisan
1region.net	Southern Illinoisan
1region1vision.com	Southern Illinoisan
1region1vision.net	Southern Illinoisan
carbondaleliving.com	Southern Illinoisan
carbondalemarketplace.com	Southern Illinoisan
celebratesouthernillinois.com	Southern Illinoisan

dawgbit.com	Southern Illinoisan
dawgbit.net	Southern Illinoisan
dawgbits.com	Southern Illinoisan
dawgbits.net	Southern Illinoisan
dawgplay.com	Southern Illinoisan
dawgspot.com	Southern Illinoisan
electionillinois.com	Southern Illinoisan
flipsideonline.com	Southern Illinoisan
greatriversregion.com	Southern Illinoisan
ilelection.com	Southern Illinoisan
ilelection2010.com	Southern Illinoisan
ilelections2010.com	Southern Illinoisan
illelection.com	Southern Illinoisan
illelections.com	Southern Illinoisan
illinoiselection2010.com	Southern Illinoisan
illinoiselections.com	Southern Illinoisan
illinoiselections2010.com	Southern Illinoisan
ilpolitics.com	Southern Illinoisan
ilwinetrail.com	Southern Illinoisan
ilwinetrails.com	Southern Illinoisan
lifeandstylesi.com	Southern Illinoisan
lifeandstylesi.net	Southern Illinoisan
lifeandstylesi.org	Southern Illinoisan
livingwellsi.com	Southern Illinoisan
livingwellsi.mobi	Southern Illinoisan
meetmysi.com	Southern Illinoisan
mysi.biz	Southern Illinoisan
mysouthernillinoisan.com	Southern Illinoisan
oneregion.com	Southern Illinoisan
salukiblog.com	Southern Illinoisan
salukigameday.com	Southern Illinoisan
salukimania.com	Southern Illinoisan
salukisillustrated.com	Southern Illinoisan
salukisillustrated.net	Southern Illinoisan
salukisportsonline.com	Southern Illinoisan
sbj.biz	Southern Illinoisan
siautodeals.com	Southern Illinoisan
sidiningdeals.com	Southern Illinoisan
sihealth.biz	Southern Illinoisan
sihomeseller.com	Southern Illinoisan
sihorsecountry.com	Southern Illinoisan

sipicks.com	Southern Illinoisan
sipreps.com	Southern Illinoisan
siprepsports.com	Southern Illinoisan
siwheels4u.com	Southern Illinoisan
siwheelsforyou.com	Southern Illinoisan
southernbusinessjournal.com	Southern Illinoisan
southernhomeseller.com	Southern Illinoisan
southernillinois.us	Southern Illinoisan
southernillinoisan.com	Southern Illinoisan
southernillinoisian.com	Southern Illinoisan
southernillinoismag.com	Southern Illinoisan
southernville.com	Southern Illinoisan
thesouthern.com	Southern Illinoisan
thesouthern.net	Southern Illinoisan
thesouthern.org	Southern Illinoisan
thesouthern.xxx	Southern Illinoisan
thesouthernillinoisan.xxx	Southern Illinoisan
thinksouthernillinois.com	Southern Illinoisan
toursouthernillinois.com	Southern Illinoisan
trailsouthernillinois.com	Southern Illinoisan
varsitysi.com	Southern Illinoisan
winecountrysi.com	Southern Illinoisan
achristmasstoryindiana.com	Times
ahammondstory.com	Times
buildshoremagazine.com	Times
burhamcommunity.com	Times
calumetcitycommunity.com	Times
cedarlakecommunity.com	Times
chestertoncommunity.com	Times
cretecommunity.com	Times
crownpointcommunity.com	Times
demottecommunity.com	Times
doltoncommunity.com	Times
dunelandcommunity.com	Times
dyercommunity.com	Times
eastchicagocommunity.com	Times
garycommunity.com	Times
griffithcommunity.com	Times
hammondcommunity.net	Times
hbanwionline.com	Times
hbanwiparadeofhomes.com	Times

hbaofnwi.com	Times
hbaofnwionline.com	Times
hebroncommunity.com	Times
highlandcommunity.net	Times
hobartcommunity.com	Times
indianastory.com	Times
koutscommunity.com	Times
lakecountycommunity.com	Times
lakemichiganparent.com	Times
lakesofthe4seasonscommunity.com	Times
lakesofthefourseasonscommunity.com	Times
lakestationcommunity.com	Times
lansingcommunity.net	Times
laportecommunity.com	Times
laportecountycommunity.com	Times
lowellcommunity.net	Times
merrillvillecommunity.com	Times
michigancitycommunity.com	Times
munstercommunity.com	Times
mynwitimes.com	Times
nwi.com	Times
nwibargains.com	Times
nwibidandbuy.com	Times
nwicommunities.com	Times
nwicommunity.com	Times
nwihome.com	Times
nwihomeandgardenshow.com	Times
nwihomes.com	Times
nwihometour.com	Times
nwihousingalliance.com	Times
nwihousingforum.com	Times
nwioneregiononevision.com	Times
nwiparadeofhomes.com	Times
nwipets.com	Times
nwipreps.com	Times
nwiprepsports.com	Times
nwiprepzone.com	Times
nwirealty.com	Times
nwitalks.com	Times
nwitimes.com	Times
nwitimes.tv	Times

nwitimes.xxx	Times
nwivoices.com	Times
nwiwomenswisdom.com	Times
portagecommunity.com	Times
portercountycommunity.com	Times
saukvillagecommunity.com	Times
scherervillecommunity.com	Times
sherervillecommunity.com	Times
shorebrideonline.com	Times
shorebridesonline.com	Times
shorelakemichigan.com	Times
shorewoodforrestcommunity.com	Times
shorezine.com	Times
southhollandcommunity.com	Times
southshorepreps.com	Times
southshorevoice.com	Times
southwestmiparent.com	Times
stjohncommunity.com	Times
swmparent.com	Times
theshoremagazine.com	Times
thetimesonline.com	Times
thorntoncommunity.com	Times
timescapsule.com	Times
timescars.com	Times
timesemployment.com	Times
timeshomes.com	Times
timeshomeseller.com	Times
timespreps.com	Times
timeswheelsforyou.com	Times
timeswork.com	Times
vacationshoremagazine.com	Times
valparaisocommunity.com	Times
valpocommunity.com	Times
vivalostiempos.com	Times
vivanwi.com	Times
vivathetimes.com	Times
westvillecommunity.com	Times
wheelercommunity.com	Times
whitethornewoodscommunity.com	Times
whitingcommunity.net	Times
yournwi.com	Times

yoursouthshore.com	Times
scwheelsforyou.com	Times and Democrat
thebulldogzone.com	Times and Democrat
thetandd.com	Times and Democrat
thetandd.xxx	Times and Democrat
timesanddemocrat.com	Times and Democrat
idwheelsforyou.com	Times-News
magicvalley.com	Times-News
magicvalley.xxx	Times-News
southidahonews.com	Times-News
thetimesnewsonline.com	Times-News
times-newsonline.com	Times-News
ectradinpost.com	Tradin’ Post Buyer’s Guide
witradinpost.com	Tradin’ Post Buyer’s Guide
attitudesforwomen.com	Waterloo Courier
blackhawkmania.com	Waterloo Courier
btruemag.com	Waterloo Courier
bucksmania.net	Waterloo Courier
businessmonthy.com	Waterloo Courier
cedarvalleyimage.net	Waterloo Courier
cedarvalleyimage.org	Waterloo Courier
cedarvalleyinclusion.com	Waterloo Courier
cedarvalleyinsider.com	Waterloo Courier
cedarvalleyjobs.com	Waterloo Courier
cedarvalleyparadeofhomes.com	Waterloo Courier
cedarvalleyparadeofhomes.net	Waterloo Courier
cedarvalleypreps.com	Waterloo Courier
courierwebcasts.com	Waterloo Courier
courierwheelsforyou.com	Waterloo Courier
cv-hg.com	Waterloo Courier
cvbizlink.com	Waterloo Courier
cvbusinessmonthly.com	Waterloo Courier
cvinclusion.com	Waterloo Courier
cvparadeofhomes.com	Waterloo Courier
cvparadeofhomes.net	Waterloo Courier
cvpulse.com	Waterloo Courier
cyclonemania.com	Waterloo Courier
davidiver.com	Waterloo Courier
pantherillustrated.com	Waterloo Courier
pantherillustrated.net	Waterloo Courier
panthermania.net	Waterloo Courier

waterloocedarfallsia.com	Waterloo Courier
waterloocourier.com	Waterloo Courier
wcfcourier.com	Waterloo Courier
wcfcourier.xxx	Waterloo Courier
winonadailynews.com	Winona Daily News
winonadailynews.xxx	Winona Daily News
winonanet.com	Winona Daily News

PULITZER ENTITIES

I.	TRADEMARKS

A.	Registered Federal Trademarks

Registrant	Title	Date of Registration	Registration No.
Kauai Publishing Co.	KAUAI TIMES	8/27/1996	1996707

NIPC, Inc.	NORTHERNSPORTSFAN.COM	2/6/2007	3206948

Pulitzer Inc.	100 NEEDIEST CASES	5/24/1983	1239334

	EVERYDAY	10/30/2001	2501621

	FEAST	10/16/2007	3314639

	FEAST MAGAZINE	4/26/2011	3952650

	GET OUT	5/28/1996	1976900

	ST. LOUIS POST-DISPATCH	9/17/1991	1657386

Pulitzer Newspapers, Inc.	AMERICAN CANYON EAGLE	7/18/2006	3118141

	ARIZONA DAILY SUN	12/10/2002	2659561

	FLAGSTAFF LIVE!	10/22/2002	2639764

	INSIDE NAPA VALLEY	10/22/2002	2639765

	SELMA ENTERPRISE	2/4/2003	2683717

	THE GARDEN ISLAND	10/29/2002	2643015

	THE KINGSBURG RECORDER	10/22/2002	2639773

	THE LEMOORE ADVANCE	11/5/2002	2645880

	THE NAPA VALLEY REGISTER	2/4/2003	2683714

	THE PANTAGRAPH	11/25/2003	2786223

St. Louis Post-Dispatch LLC	STL TODAY	4/15/2003	2706149

B.	Registered State Trademarks

Registrant	Mark	Date of Registration	Jurisdiction	Registration No.
Flagstaff Publishing Co.	Best of Flagstaff	9/21/1995	Arizona	36272

	99 Things To Do In Northern Arizona	2/26/1999	Arizona	42283

	We’re In The Mailing Business (design mark)	8/31/2004	Arizona	48950

Kauai Publishing Co.	The Garden Island.com	11/15/2001	Hawaii	256333

	The Garden Island.com	11/7/2001	Hawaii	256357

Pantagraph Publishing Co.	Pantagraph	12/27/2006	Illinois	096948

C.	Trademark Applications

None

II.	COPYRIGHTS

Registrant	Title	Filing Date/ Issued Date	Application/ Registration No.
Pulitzer Newspapers, Inc.	KauaiWorld.com real estate : Jan. 2002	03/28/2002	TX0005488792

	KauaiWorld.com real estate web site	04/01/2002	TX0005488795

	KauaiWorld.com real estate web site	04/01/2002	TX0005488794

Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557

Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940

	Amazing grace : arr. for handbells	05/31/1991	PAu001522936

	Balet Anglois : Allegretto	05/31/1991	PAu001522939

	Bendemeer’s stream : folk song	05/31/1991	PAu001522935

	A Christmas trilogy	05/31/1991	PA0000563485

	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948

	Danse russe : Scherzo	05/31/1991	PAu001522941

	English folk song	05/31/1991	PAu001522938

	Evening song	05/31/1991	PAu001522945

	Fantasia on Christmas carols	05/31/1991	PA0000563499

	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949

	Hark, the herald angels sing	05/31/1991	PA0000563498

	Hocket	05/31/1991	PAu001522946

	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937

	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947

	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

	Musette	05/31/1991	PAu001522944

	The Music box	05/31/1991	PA0000563486

	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934

	Suite for handbells	05/31/1991	PAu001522950

	Tamborin	05/31/1991	PAu001522942

Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683

Pantagraph Publishing Co.	See list of serials attached hereto as Exhibit III-A

St. Louis Post-Dispatch LLC	See list of serials attached hereto as Exhibit III-B

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 07 (31 issues)	05/02/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 2008	09/03/2008	TX0006665115

(30 issues) Saint Louis post-dispatch Type of work: Serial Issues registered: May 2008 (31 issues)	09/03/2008	TX0006665116

Saint Louis post-dispatch Type of work: Serial Issues registered: October 08 (31 issues)	05/03/2008	TX0006646973

Saint Louis post-dispatch Type of work: Serial Issues registered: March 09 (31 issues)	02/23/2010	TX0006702286

Saint Louis post-dispatch Type of work: Serial Issues registered: April 09 (30 issues)	02/23/2010	TX0006702287

Saint Louis post-dispatch Type of work: Serial Issues registered: July 09 (31 issues)	03/08/2010	TX0006702264

Saint Louis post-dispatch Type of work: Serial Issues registered: August 09 (31 issues)	03/08/2010	TX0006702268

Saint Louis post-dispatch Type of work: Serial Issues registered: September 09 (30 issues)	05/05/2010	TX0006704263

Saint Louis post-dispatch Type of work: Serial Issues registered: October 09 (31 issues)	05/05/2010	TX0006704262

Saint Louis post-dispatch Type of work: Serial Issues registered: November 09 (30 issues)	03/19/2010	TX0006702449

Saint Louis post-dispatch Type of work: Serial Issues registered: December 09 (31 issues)	04/08/2010	TX0006704018

Saint Louis post-dispatch Type of work: Serial Issues registered: January 10 (31 issues)	04/30/2010	TX0006704005

Saint Louis post-dispatch Type of work: Serial Issues registered: February 10 (28 issues)	05/07/2010	TX0006703989

Saint Louis post-dispatch Type of work: Serial Issues registered: March 10 (31 issues)	05/24/2010	TX0006704110

Saint Louis post-dispatch Type of work: Serial Issues registered: April 10 (30 issues)	11/19/2010	TX0006771659

Saint Louis post-dispatch Type of work: Serial Issues registered: May 10 (31 issues)	02/01/2011	TX0006771364

Saint Louis post-dispatch Type of work: Serial Issues registered: June 10 (30 issues)	11/15/2010	TX0006771655

Saint Louis post-dispatch Type of work: Serial Issues registered: July 10 (31 issues)	11/15/2010	TX0006771656

Saint Louis post-dispatch Type of work: Serial Issues registered: November 10 (30 issues)	03/14/2011	TX0006772293

Saint Louis post-dispatch Type of work: Serial Issues registered: January 11 (31 issues)	06/31/2011	TX0006779063

Saint Louis post-dispatch Type of work: Serial Issues registered: February 11 (29 issues)	06/31/2011	TX0006779064

Saint Louis post-dispatch Type of work: Serial Issues: November 2007 (30 issues)	pending	pending

Saint Louis post-dispatch Type of work: Serial Issues: December 2007 (31 issues)	pending	pending

Saint Louis post-dispatch Type of work: Serial Issues: January 08 (31 issues)	pending	pending

Times Mirror Magazines, Inc. Sporting News Publishing Company, Pulitzer Company. St. Louis Post-Dispatch	Celebrating 70 : Mark McGwire’s historic season	11/20/1998	TX0004894995

Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)	Candidates : a simulation game designed for use with the St. Louis Post-Dispatch	10/27/1978	TX0000136299

	Newspaper geography : learning map skills with the St. Louis post-dispatch, an independent newspaper, St. Louis globe-democrat, an independent newspaper	03/05/1981	TX0000658448

	Practical life skill activity cards : “newspaper activities corresponding to the objectives of the Missouri basic essential skills test”	10/30/1978	TX0000139435

	Brezhnev reported to have leukemia	02/21/1978	TX0000014182

Pulitzer Publishing Company (employer for hire)	“See-through” wall is invented for Jewish services	10/15/1998	TX0004751091

Saint Louis Post-Dispatch (employer for hire)	High and mighty : the flood of ‘93	01/24/1994	TX0003720674

Saint Louis Post-Dispatch/Globe Democrat	Newspapers and law-related education	10/13/1981	TX0000781663

	Newspapers and law-related education : grades 5-9	10/13/1981	TX0000781662

Saint Louis Post-Dispatch	Saint Louis post-dispatch - - the best recipes cookbook	11/14/1983	TX0001257986

SEE LIST OF COPYRIGHT SERIAL REGISTRATIONS ATTACHED

III.	INTERNET DOMAIN NAMES

Grantors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Schedule.

Grantors may own immaterial domain names that are not used and thus not included in this Schedule. Grantors may also have included immaterial domain names in this Schedule or domain names that were registered for use by third parties. Domain names are set forth in this Schedule under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Pulitzer, Inc., St. Louis Post-Dispatch LLC, Suburban Journals of Greater St. Louis LLC, Pulitzer Newspapers, Inc., Flagstaff Publishing Co., Hanford Sentinel, Inc., Kauai Publishing Co., or Santa Maria Times, Inc.

DOMAIN NAME	BENEFICIAL OWNER
theadobepress.com	Adobe Press
arizonadailysun.com	Arizona Daily Sun
arizonadailysun.net	Arizona Daily Sun
azdailysun.com	Arizona Daily Sun
azdailysun.net	Arizona Daily Sun
azdailysun.xxx	Arizona Daily Sun
azdailysun-inserts.com	Arizona Daily Sun
azpanarama.com	Arizona Daily Sun
communitysnapshot.com	Arizona Daily Sun
directimpress.com	Arizona Daily Sun
directmailarizona.com	Arizona Daily Sun
directmailflagstaff.com	Arizona Daily Sun
directreps.com	Arizona Daily Sun
eflaglstaff.com	Arizona Daily Sun
emediatools.com	Arizona Daily Sun
exerciseflagstaff.com	Arizona Daily Sun
flaglive.com	Arizona Daily Sun
flagstaffautofinder.com	Arizona Daily Sun
flagstaffdillards.com	Arizona Daily Sun
flagstaffhomefinder.com	Arizona Daily Sun
flagstafflive.com	Arizona Daily Sun
flagstafflivemusic.com	Arizona Daily Sun
flagstafflives.com	Arizona Daily Sun
flagstaffparksandrec.com	Arizona Daily Sun
flagstaffpetidol.com	Arizona Daily Sun
flagstaffsnowday.com	Arizona Daily Sun
flagstaffwinterfest.com	Arizona Daily Sun
flagstats.com	Arizona Daily Sun
flagtube.com	Arizona Daily Sun

gcscout.com	Arizona Daily Sun
grandcanyonscout.com	Arizona Daily Sun
grannys-closet.com	Arizona Daily Sun
losetowinflagstaff.com	Arizona Daily Sun
mailstakes.com	Arizona Daily Sun
mailstakes.net	Arizona Daily Sun
Maysville-inserts.com	Arizona Daily Sun
mountainlivingmagazine.com	Arizona Daily Sun
mygrandcanyonguide.com	Arizona Daily Sun
namlm.com	Arizona Daily Sun
noazrealestatenow.com	Arizona Daily Sun
northernarizonacoupons.com	Arizona Daily Sun
northernarizonadeals.com	Arizona Daily Sun
runforyourlifeflagstaff.com	Arizona Daily Sun
sellitaz.com	Arizona Daily Sun
sellitaz.net	Arizona Daily Sun
sellitflag.com	Arizona Daily Sun
sellitflag.net	Arizona Daily Sun
sellitflagstaff.com	Arizona Daily Sun
sellitflagstaff.net	Arizona Daily Sun
thursdaysonthesquare.com	Arizona Daily Sun
todaysdealflagstaff.com	Arizona Daily Sun
yourgrandcanyonguide.com	Arizona Daily Sun
bandonwesternworld.com	Bandon Western World
westernworldnewspaper.com	Bandon Western World
business309.com	Bloomington Pantagraph
farmercityjournal.com	Bloomington Pantagraph
gibsoncitycourier.com	Bloomington Pantagraph
illpolitics.com	Bloomington Pantagraph
leroyjournal.com	Bloomington Pantagraph
mypantagraph.com	Bloomington Pantagraph
pantagraph.com	Bloomington Pantagraph
pantagraph.xxx	Bloomington Pantagraph
pantagraphautos.com	Bloomington Pantagraph
pantagraphclassifieds.com	Bloomington Pantagraph
pantagraphhomemarket.com	Bloomington Pantagraph
politicsillinois.com	Bloomington Pantagraph
tcstyle.com	Bloomington Pantagraph
theuguide.com	Bloomington Pantagraph
ufizz.net	Bloomington Pantagraph
woodcojo.com	Bloomington Pantagraph

woodfordcountyjournal.com	Bloomington Pantagraph
dailyjournalmo.com	Daily Journal
dailyjournalonline.com	Daily Journal
dailyjournalonline.xxx	Daily Journal
democratnewsonline.com	Daily Journal
farmingtonpressonline.com	Daily Journal
mydjconnection.com	Daily Journal
essentialkauai.com	Garden Island
essentialkauai.net	Garden Island
kauaibusinessreport.com	Garden Island
kauaiidol.com	Garden Island
kauaiislandnews.com	Garden Island
kauaitimes.net	Garden Island
kauaiweekend.com	Garden Island
kauaiweekender.com	Garden Island
kauaiworld.com	Garden Island
nakaoiweekend.com	Garden Island
nokaoiweekly.com	Garden Island
tgilive.com	Garden Island
thegardenisland.com	Garden Island
thegardenisland.xxx	Garden Island
thegardenislandlive.com	Garden Island
avenalprogress.com	Hanford Sentinel
centralvalleyview.com	Hanford Sentinel
coalingarecord.com	Hanford Sentinel
corcoranvoice.com	Hanford Sentinel
goldeneagleonline.com	Hanford Sentinel
hanfordsentinel.com	Hanford Sentinel
hanfordsentinel.xxx	Hanford Sentinel
hanfordvoice.com	Hanford Sentinel
homestricounty.net	Hanford Sentinel
kcvalleyview.com	Hanford Sentinel
kingscountyvoice.com	Hanford Sentinel
lasnoticiasdelvalle.com	Hanford Sentinel
lemooreadvance.net	Hanford Sentinel
lemoorevoice.com	Hanford Sentinel
naslairshow.com	Hanford Sentinel
newzcentral.com	Hanford Sentinel
niftynickel.net	Hanford Sentinel
thelemooreadvance.com	Hanford Sentinel
thetwincitytimes.com	Hanford Sentinel

kingscountybusinesssentinel.biz	Kings County Business Sentinel
kingscountybusinesssentinel.com	Kings County Business Sentinel
kingscountybusinesssentinel.net	Kings County Business Sentinel
kingsburgrecorder.com	Kingsburg Recorder
laduenews.com	Ladue News
centralcoastwheels.com	Lompoc Record
centralcoastwheelsforyou.com	Lompoc Record
lompocrecord.com	Lompoc Record
lompocrecord.xxx	Lompoc Record
amcaneagle.com	Napa Valley Register
americancanyoneagle.com	Napa Valley Register
distinctiveproperties.com	Napa Valley Register
enapavalley.com	Napa Valley Register
insidenapavalley.com	Napa Valley Register
napanews.com	Napa Valley Register
naparegister.com	Napa Valley Register
napavalleyregister.com	Napa Valley Register
napavalleyregister.xxx	Napa Valley Register
napavalleywheels.com	Napa Valley Register
pumpkination.com	Napa Valley Register
pumpkinnation.com	Napa Valley Register
searchnapa.com	Napa Valley Register
sthelenastar.com	Napa Valley Register
tiempolatino.net	Napa Valley Register
weeklycalistogan.com	Napa Valley Register
adsandbargains.com	Provo Daily Herald
asavvylife.com	Provo Daily Herald
beatthezuke.com	Provo Daily Herald
cougarblue.com	Provo Daily Herald
daily-herald.com	Provo Daily Herald
dailyutahdeals.com	Provo Daily Herald
dealsgonemobile.com	Provo Daily Herald
dealsgonemobile.info	Provo Daily Herald
dealsgonemobile.net	Provo Daily Herald
dealsgonemobile.org	Provo Daily Herald
harktheherald.com	Provo Daily Herald
heraldextra.com	Provo Daily Herald
heraldextra.xxx	Provo Daily Herald
myheraldextra.com	Provo Daily Herald
myprovo.com	Provo Daily Herald
myutah.info	Provo Daily Herald

preprallyutah.com	Provo Daily Herald
provodailyherald.com	Provo Daily Herald
provoherald.com	Provo Daily Herald
provotown.com	Provo Daily Herald
savvydealcenter.com	Provo Daily Herald
savvyshopperdeals.com	Provo Daily Herald
utahadventurer.com	Provo Daily Herald
utahmomclick.com	Provo Daily Herald
uvbid.com	Provo Daily Herald
uvcollegedeals.com	Provo Daily Herald
uvhomechoice.com	Provo Daily Herald
uvstudentdeals.com	Provo Daily Herald
wearesanpete.com	Provo Daily Herald
centralcoastsavvyshopper.com	Santa Maria Times
fromthevine.info	Santa Maria Times
fromthevine.net	Santa Maria Times
insidesmvalley.com	Santa Maria Times
periodicoeltiempo.com	Santa Maria Times
santamariatimes.com	Santa Maria Times
santamariatimes.xxx	Santa Maria Times
spacecountrytimes.com	Santa Maria Times
thetimespressrecorder.com	Santa Maria Times
welcomecentralcoast.com	Santa Maria Times
syvnews.com	Santa Ynez Valley News
selmaenterprise.com	Selma Enterprise
4posttraffic.com	St. Louis Post
900walnut.net	St. Louis Post
applypd.com	St. Louis Post
feastmag.org	St. Louis Post
feast-magazine.com	St. Louis Post
feast-magazine.net	St. Louis Post
feast-magazine.org	St. Louis Post
feaststl.com	St. Louis Post
feaststl.net	St. Louis Post
feaststl.org	St. Louis Post
localvaluesdirect.com	St. Louis Post
myp-d.com	St. Louis Post
mypostdispatch.com	St. Louis Post
mypost-dispatch.com	St. Louis Post
mystltoday.com	St. Louis Post
nowhiringstl.com	St. Louis Post

on-timetraffic.com	St. Louis Post
p4to.com	St. Louis Post
pdmarketmax.com	St. Louis Post
pdonline.com	St. Louis Post
politicalfix.com	St. Louis Post
post4trafficonline.com	St. Louis Post
postand4traffic.com	St. Louis Post
postdispatch.com	St. Louis Post
post-dispatch.com	St. Louis Post
post-dispatch.info	St. Louis Post
post-dispatchrewards.com	St. Louis Post
post-dispatchstore.com	St. Louis Post
postfortrafficonline.com	St. Louis Post
postfortrafficon-line.com	St. Louis Post
postfourtrafficonline.com	St. Louis Post
postfourtrafficon-line.com	St. Louis Post
prepsportsshow.com	St. Louis Post
ridesthemagazine.com	St. Louis Post
saintlouisdirect.com	St. Louis Post
saintlouistoday.com	St. Louis Post
sellitsaintlouis.com	St. Louis Post
stl4traffic.com	St. Louis Post
stlapply.com	St. Louis Post
stlatwork.biz	St. Louis Post
stlatwork.com	St. Louis Post
stlezads.com	St. Louis Post
stlezads.net	St. Louis Post
stlfeast.com	St. Louis Post
stlfeast.net	St. Louis Post
stlfeast.org	St. Louis Post
stlfeasts.com	St. Louis Post
stl-feasts.com	St. Louis Post
stlfeasts.net	St. Louis Post
stl-feasts.net	St. Louis Post
stlfeasts.org	St. Louis Post
stl-feasts.org	St. Louis Post
stlhealthandfitness.com	St. Louis Post
stl-iparty.com	St. Louis Post
stlmamarama.com	St. Louis Post
stlmarketplace.com	St. Louis Post
stlmomsanddads.com	St. Louis Post

stlouisatwork.biz	St. Louis Post
stlouisatwork.com	St. Louis Post
stlouisfeast.com	St. Louis Post
stlouisfeast.net	St. Louis Post
stlouisfeast.org	St. Louis Post
stlouisfeasts.com	St. Louis Post
stlouis-feasts.com	St. Louis Post
stlouisfeasts.net	St. Louis Post
stlouis-feasts.net	St. Louis Post
stlouisfeasts.org	St. Louis Post
stlouis-feasts.org	St. Louis Post
stlouisnews.com	St. Louis Post
stlouisnewspaper.com	St. Louis Post
stlouispost.com	St. Louis Post
stltoday.biz	St. Louis Post
stltoday.com	St. Louis Post
stltoday.net	St. Louis Post
stltoday.org	St. Louis Post
stltodaysucks.com	St. Louis Post
stltodaysucks.net	St. Louis Post
stltodaysucks.org	St. Louis Post
stltonight.com	St. Louis Post
thefeastin.com	St. Louis Post
thefeastin.net	St. Louis Post
thefeastin.org	St. Louis Post
thefeastsite.com	St. Louis Post
thefeastsite.net	St. Louis Post
thefeastsite.org	St. Louis Post
theliststl.com	St. Louis Post
thepostdispatchstore.com	St. Louis Post
thepost-dispatchstore.com	St. Louis Post
workingstlouis.com	St. Louis Post
yourjournal.biz	St. Louis Post
yourjournal.info	St. Louis Post-Dispatch
yournexthomestl.com	St. Louis Post-Dispatch
ampforteens.com	Suburban Journals of Greater St. Louis
archrivals.net	Suburban Journals of Greater St. Louis
claytonbusinessjournal.com	Suburban Journals of Greater St. Louis
claytonbusinessnews.com	Suburban Journals of Greater St. Louis
edwardsvillejournal.com	Suburban Journals of Greater St. Louis
ejournals.com	Suburban Journals of Greater St. Louis

granitecitypress-record.com	Suburban Journals of Greater St. Louis
hazelwood-bridgetonjournal.com	Suburban Journals of Greater St. Louis
illinoiswinepress.com	Suburban Journals of Greater St. Louis
iparty-ladue.com	Suburban Journals of Greater St. Louis
iparty-stl.com	Suburban Journals of Greater St. Louis
jeffcountyjournal.com	Suburban Journals of Greater St. Louis
kirkwoodwebsterjournal.com	Suburban Journals of Greater St. Louis
laduenews.com	Suburban Journals of Greater St. Louis
laduenews.info	Suburban Journals of Greater St. Louis
millstadtenterprise.com	Suburban Journals of Greater St. Louis
missouriwinepress.com	Suburban Journals of Greater St. Louis
mysuburbanjournal.com	Suburban Journals of Greater St. Louis
networkstlouis.com	Suburban Journals of Greater St. Louis
newsdemocratejournal.com	Suburban Journals of Greater St. Louis
newsdemocratjournal.com	Suburban Journals of Greater St. Louis
northeastcountyjournal.com	Suburban Journals of Greater St. Louis
northwestcountyjournal.com	Suburban Journals of Greater St. Louis
oakville-mehlvillejournal.com	Suburban Journals of Greater St. Louis
oldnewsboyday.com	Suburban Journals of Greater St. Louis
oldnewsboysday.com	Suburban Journals of Greater St. Louis
overland-stannjournal.com	Suburban Journals of Greater St. Louis
readjo.com	Suburban Journals of Greater St. Louis
saintlouisbestbridal.com	Suburban Journals of Greater St. Louis
savvyfamily.com	Suburban Journals of Greater St. Louis
southwestcityjournal.com	Suburban Journals of Greater St. Louis
southwestcountyjournal.com	Suburban Journals of Greater St. Louis
statsonline.com	Suburban Journals of Greater St. Louis
stclairjournal.com	Suburban Journals of Greater St. Louis
stlathlete.biz	Suburban Journals of Greater St. Louis
stlathlete.com	Suburban Journals of Greater St. Louis
stlathlete.mobi	Suburban Journals of Greater St. Louis
stlathlete.net	Suburban Journals of Greater St. Louis
stlathlete.org	Suburban Journals of Greater St. Louis
stlbestbridal.com	Suburban Journals of Greater St. Louis
st.clubbaseball.com	Suburban Journals of Greater St. Louis
stlclubsoccer.com	Suburban Journals of Greater St. Louis
stlclubsoccer.net	Suburban Journals of Greater St. Louis
stlclubsoccer.org	Suburban Journals of Greater St. Louis
stlclubsoftball.com	Suburban Journals of Greater St. Louis
stlclubsports.com	Suburban Journals of Greater St. Louis
stlclubvolleyball.com	Suburban Journals of Greater St. Louis

stlcollegesports.biz	Suburban Journals of Greater St. Louis
stlcollegesports.com	Suburban Journals of Greater St. Louis
stlcollegesports.info	Suburban Journals of Greater St. Louis
stlcollegesports.mobi	Suburban Journals of Greater St. Louis
stlcollegesports.net	Suburban Journals of Greater St. Louis
stlcollegesports.org	Suburban Journals of Greater St. Louis
stlcycsports.com	Suburban Journals of Greater St. Louis
stldriverjobs.com	Suburban Journals of Greater St. Louis
stlfeastmedia.biz	Suburban Journals of Greater St. Louis
stlfeastmedia.com	Suburban Journals of Greater St. Louis
stlfeastmedia.info	Suburban Journals of Greater St. Louis
stlfeastmedia.mobi	Suburban Journals of Greater St. Louis
stlfeastmedia.net	Suburban Journals of Greater St. Louis
stlfeastmedia.org	Suburban Journals of Greater St. Louis
stlhealthcarejobs.com	Suburban Journals of Greater St. Louis
stlhighschoolsports.biz	Suburban Journals of Greater St. Louis
stlhighschoolsports.com	Suburban Journals of Greater St. Louis
stlhighschoolsports.info	Suburban Journals of Greater St. Louis
stlhighschoolsports.mobi	Suburban Journals of Greater St. Louis
stlhighschoolsports.net	Suburban Journals of Greater St. Louis
stlhighschoolsports.org	Suburban Journals of Greater St. Louis
stlhssports.biz	Suburban Journals of Greater St. Louis
stlhssports.com	Suburban Journals of Greater St. Louis
stlhssports.info	Suburban Journals of Greater St. Louis
stlhssports.mobi	Suburban Journals of Greater St. Louis
stlhssports.net	Suburban Journals of Greater St. Louis
stlhssports.org	Suburban Journals of Greater St. Louis
stlmanufacturingjobs.com	Suburban Journals of Greater St. Louis
stlnursingjobs.com	Suburban Journals of Greater St. Louis
stlouisbestbridal.com	Suburban Journals of Greater St. Louis
stlpreps.com	Suburban Journals of Greater St. Louis
stlprosports.biz	Suburban Journals of Greater St. Louis
stlprosports.com	Suburban Journals of Greater St. Louis
stlprosports.info	Suburban Journals of Greater St. Louis
stlprosports.mobi	Suburban Journals of Greater St. Louis
stlprosports.net	Suburban Journals of Greater St. Louis
stlprosports.org	Suburban Journals of Greater St. Louis
stlsalesjobs.com	Suburban Journals of Greater St. Louis
stlsportsagency.com	Suburban Journals of Greater St. Louis
stluxe.com	Suburban Journals of Greater St. Louis
stluxury.com	Suburban Journals of Greater St. Louis

stlvarsity.com	Suburban Journals of Greater St. Louis
stlyouthsports.com	Suburban Journals of Greater St. Louis
stpetersjournal.com	Suburban Journals of Greater St. Louis
subscribesj.com	Suburban Journals of Greater St. Louis
yourjournal.com	Suburban Journals of Greater St. Louis
timespressrecorder.com	Times Press Recorder
theumpquapost.com	Umpqua Post
coastautofinder.com	World Link
florencetidings.com	World Link
heartofthedunes.com	World Link
oregoncoasthomefinder.com	World Link
oregondrift.com	World Link
southcoasthomefinder.com	World Link
theworldlink.com	World Link
theworldlink.xxx	World Link
theworldnewspaper.com	World Link

ANNEX J

to

SECURITY AGREEMENT

SCHEDULE OF PATENTS

NONE

ANNEX K

to

SECURITY AGREEMENT

SCHEDULE OF COPYRIGHTS

In addition to those copyright registrations listed here, individual newspapers may have published books of local significance and may or may not have registered the copyright thereto. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

Our search of the copyright office records includes only those documents available in the online search engine which only includes records created after January 1, 1978.

Our search of the copyright office database for copyrights owned by The Times returned nearly 1900 hits. It is unknown if any of these documents are owned by the Munster, Indiana newspaper and this information is unascertainable without examining each of those records. These copyrights are of immaterial value to the Assignors and their Subsidiaries taken as a whole.

LEE ENTITIES

Copyright Claimant	Copyright Title	Publication Date	Registration No.
Lee Enterprises, Inc.	Lee executive advertising program	12/31/86	PA0000329254

	Building excellent sales teams: account executive orientation program	3/19/99	TXu000748784

	Business newsmakers	8/29/02	TX6000270042

	Leap, leap, leap: Lee executive advertising program	12/31/86	TX0002054802

	TMJ your achy breaky jaw	10/11/92	TX0003546843

	Yellowstone on fire!	8/17/89	TX0002538820

	Golf North Dakota	5/4/94	TX0003810806

	The North Dakota hunting almanac	7/25/94	TX0003919856

Montana wilderness: discovering the heritage	10/15/84	TX0001462340

After Iowa turnaround, now they call him Hayden the miracle worker	12/20/85	TX0001845993

Campaign might cost Bobb’s C D job	4/14/78	TX0000038792

Finnius and the baby orphan elephant	11/14/05	TX0006306361

Finnius and the Christmas surprise	11/17/04	TX0006160174

Finnius and the Christmas surprise	11/18/04	TX0006196026

Finnius: the tale of a lost little elephant	11/20/03	TX0005904108

Fry, just average as player, was bound “to be a giant”	12/17/85	TX0001845990

Hayden builds winner: Fry overhauls N. Texas State	12/19/85	TX0001845992

License saved, life lost: fake charges, missing records keep bad driver on road	1/24/78	TX0000013311

License tester is suspended: 2nd drunk driving charge	1/24/78	TX0000013312

The Many faces of Hayden Fry	12/15/85	TX0001845994

Mississippi River Bend: oregionality: the best of Eastern Iowa & Western Illinois	9/30/03	TX0005903170

Pentagon halts general’s star: Probe targets Guard chief	5/2/78	TX0000048929

A Plea for help that failed: letter to mayor, police, newspaper, others before slayings	12/5/79	TX0000382177

The Pride of Odessa: he’s a legend, both good and bad	12/16/85	TX0001845989

Priest, others begin to have their doubts	5/2/78	TX0000048928

Roller coaster at SMU: exciting, erratic – but not winner	12/18/85	TX0001845991

“Saint” leaves tangled trail: Miracles and messages from heaven? Doubts uncover financial mysteries	4/30/78	TX0000048926

Widow turns over savings after “heavenly message”	5/1/78	TX0000048927

Market facts, Muscatine	12/1/79	TX0000431746

Market facts, Muscatine, 1979	7/2/79	TX0000331374

Watkins: today and tomorrow, the business of the 90’s	7/11/93	TX0003613199

West Virginia says no, Dempsey to stay at SIUC	12/9/79	TX0000393100

Lewises rule the SIGA.	7/20/92	TX00004010109

Logan women win OT thriller: Lady Vols nip Howard.	3/15/95	TX00004010108

Transportation economizer	10/22/90	TXu000465742

Sioux City: reflections of Siouxland pride	11/27/00	TX0005313685

Rapid City (SD) Journal	01/31/09 (31 issues)	TX0006680136

Rapid City (SD) Journal	02/28/09 (28 issues)	TX0006685658

Rapid City (SD) Journal	03/31/09 (31 issues)	TX0006685659

Rapid City (SD) Journal	1/08 (31 issues)	TX0006664812

Rapid City (SD) Journal	2/08 (29 issues)	TX0006664956

Rapid City (SD) Journal	3/08 (31 issues)	TX0006664955

Rapid City (SD) Journal	4/08 (30 issues)	TX0006679662

Rapid City (SD) Journal	6/08 (30 issues)	TX0006679663

Rapid City (SD) Journal	7/08 (31 issues)	TX0006679666

Rapid City (SD) Journal	8/08 (31 issues)	TX0006679667

Rapid City (SD) Journal	9/08 (30 issues)	TX0006679376

Rapid City (SD) Journal	10/08 (31 issues)	TX0006679661

Rapid City (SD) Journal	11/08 (30 issues)	TX0006679375

Rapid City (SD) Journal	12/08 (31 issues)	TX0006679374

Rapid City (SD) Journal	7/07 (31 issues)	TX0006647562

Rapid City (SD) Journal	8/07 (31 issues)	TX0006646955

Rapid City (SD) Journal	9/07 (30 issues)	TX0006646954

Rapid City (SD) Journal	10/07 (31 issues)	TX0006646974

Rapid City (SD) Journal	12/07 (31 issues)	TX0006664811

Rapid City (SD) journal	4/07 (30 issues)	TX0006647429

Rapid City (SD) journal	9/05 (30 issues)	TX0006331242

Rapid City (SD) journal	8/05 (31 issues)	TX0006332298

Rapid City (SD) journal	10/05 (31 issues)	TX0006313841

Rapid City (SD) journal	11/05 (30 issues)	TX0006313867

Rapid City (SD) journal	12/05 (31 issues)	TX0006349960

Rapid City (SD) journal	1/06 (31 issues)	TX0006349949

Rapid City (SD) journal	2/06 (28 issues)	TX0006379230

Rapid City (SD) journal	3/06 (31 issues)	TX0006411153

Rapid City (SD) journal	4/06 (30 issues)	TX0006422134

Rapid City (SD) journal	5/06 (31 issues)	TX0006422135

Rapid City (SD) journal	6/06 (30 issues)	TX0006436517

Rapid City (SD) journal	7/06 (31 issues)	TX0006479979

Rapid City (SD) journal	8/06 (31 issues)	TX0006479980

Rapid City (SD) journal	9/06 (30 issues)	TX0006511628

Rapid City (SD) journal	10/06 (31 issues)	TX0006511627

Rapid City (SD) journal	11/06 (30 issues)	TX0006550587

Rapid City (SD) journal	12/06 (31 issues)	TX0006550586

Rapid City (SD) journal	9/04 (30 issues)	TX0006093159

Rapid City (SD) journal	10/04 (31 issues)	TX0006093165

Rapid City (SD) journal	11/04 (30 issues)	TX0006128325

Rapid City (SD) journal	1/05 (31 issues)	TX0006128292

Rapid City (SD) journal	12/04 (31 issues)	TX0006150102

Rapid City (SD) journal	2/05 (28 issues)	TX0006172226

Rapid City (SD) journal	3/05 (31 issues)	TX0006206928

Rapid City (SD) journal	4/05 (30 issues)	TX0006210873

Rapid City (SD) journal	5/05 (31 issues)	TX0006210728

Rapid City (SD) journal	6/05 (30 issues)	TX0006210811

Rapid City (SD) journal	7/05 (31 issues)	TX0006210810

Rapid City (SD) journal	8/03 (31 issues)	TX0005874165

Rapid City (SD) journal	9/03 (30 issues)	TX0005874152

Rapid City (SD) journal	1/04 (31 issues)	TX0005964152

Rapid City (SD) journal	2/04 (29 issues)	TX0005964153

Rapid City (SD) journal	10/03 (31 issues)	TX0005970898

Rapid City (SD) journal	11/03 (30 issues)	TX0005970902

Rapid City (SD) journal	12/03 (31 issues)	TX0005970900

Rapid City (SD) journal	3/04 (31 issues)	TX0006018354

Rapid City (SD) journal	4/04 (30 issues)	TX0006018357

Rapid City (SD) journal	5/04 (31 issues)	TX0006018367

Rapid City (SD) journal	6/04 (30 issues)	TX0006033121

Rapid City (SD) journal	7/04 (31 issues)	TX0006075048

Rapid City (SD) journal	8/04 (31 issues)	TX0006075040

Rapid City (SD) journal	2/03 (28 issues)	TX0005729476

Rapid City (SD) journal	3/03 (31 issues)	TX0005899928

Rapid City (SD) journal	4/03 (30 issues)	TX0005899929

Rapid City (SD) journal	5/03 (31 issues)	TX0005806798

Rapid City (SD) journal	6/03 (30 issues)	TX0005809563

Rapid City (SD) journal	7/03 (31 issues)	TX0005809505

Rapid City (SD) journal	7/02 (31 issues)	TX0005803665

Rapid City (SD) journal	8/02 (31 issues)	TX0005803666

Rapid City (SD) journal	1/97 (31 issues)	TX0005248501

Rapid City (SD) journal	2/97 (28 issues)	TX0005243019

F-7

Rapid City (SD) journal	3/97 (31 issues)	TX0005248502

Rapid City (SD) journal	4/97 (30 issues)	TX0005243021

Rapid City (SD) journal	5/97 (31 issues)	TX0005248506

Rapid City (SD) journal	9/00 (30 issues)	TX0005298888

Rapid City (SD) journal	10/00 (31 issues)	TX0005298890

Rapid City (SD) journal	12/00 (31 issues)	TX0005298889

Rapid City (SD) journal	1/01 (31 issues)	TX0005298892

Rapid City (SD) journal	2/01 (28 issues)	TX0005312560

Rapid City (SD) journal	3/01 (31 issues)	TX0005321466

Rapid City (SD) journal	11/00 (30 issues)	TX0005355345

Rapid City (SD) journal	4/01 (30 issues)	TX0005355327

Rapid City (SD) journal	5/01 (31 issues)	TX0005355334

Rapid City (SD) journal	6/01 (30 issues)	TX0005388852

Rapid City (SD) journal	9/99 (30 issues)	TX0005022687

Rapid City (SD) journal	9/99 (30 issues)	TX0005164206

Rapid City (SD) journal	10/99 (31 issues)	TX0005164204

Rapid City (SD) journal	11/99 (30 issues)	TX0005164207

Rapid City (SD) journal	12/99 (31 issues)	TX0005164202

Rapid City (SD) journal	01/00 (31 issues)	TX0005164200

Rapid City (SD) journal	02/00 (29 issues)	TX0005164201

Rapid City (SD) journal	03/00 (31 issues)	TX0005174072

Rapid City (SD) journal	04/00 (30 issues)	TX0005174061

Rapid City (SD) journal	05/11 (31 issues)	TX0005174060

Rapid City (SD) journal	06/00 (30 issues)	TX0005174064

Rapid City (SD) journal	07/00 (31 issues)	TX0005193662

Rapid City (SD) journal	08/00 (31 issues)	TX0005193665

Rapid City (SD) journal	09/98 (30 issues)	TX0004836940

Rapid City (SD) journal	10/98 (31 issues)	TX0004861595

Rapid City (SD) journal	11/98 (30 issues)	TX0004861596

Rapid City (SD) journal	02/99 (28 issues)	TX0004887992

Rapid City (SD) journal	12/98 (31 issues)	TX0004894408

Rapid City (SD) journal	12/98 (31 issues)	TX0004903323

Rapid City (SD) journal	01/99 (31 issues)	TX0005000307

Rapid City (SD) journal	03/99 (31 issues)	TX0005000306

Rapid City (SD) journal	04/99 (30 issues)	TX0004986807

Rapid City (SD) journal	05/99 (31 issues)	TX0004948842

Rapid City (SD) journal	06/99 (30 issues)	TX0004054791

Rapid City (SD) journal	07/99 (31 issues)	TX0003767473

Rapid City (SD) journal	08/99 (31 issues)	TX0005028475

Rapid City (SD) journal	10/97 (31 issues)	TX0004602223

Rapid City (SD) journal	11/97 (30 issues)	TX0004616468

Rapid City (SD) journal	12/97 (31 issues)	TX0004616473

Rapid City (SD) journal	01/98 (31 issues)	TX0004637999

Rapid City (SD) journal	02/98 (28 issues)	TX0004710215

Rapid City (SD) journal	03/98 (31 issues)	TX0004710237

Rapid City (SD) journal	04/98 (30 issues)	TX0004726279

Rapid City (SD) journal	05/98 (31 issues)	TX0004786544

Rapid City (SD) journal	06/98 (30 issues)	TX0004786543

Rapid City (SD) journal	07/98 (31 issues)	TX0004786545

Rapid City (SD) journal	08/98 (31 issues)	TX0004786542

Rapid City (SD) journal	06/97 (30 issues)	TX0004545011

Rapid City (SD) journal	07/97 (31 issues)	TX0004552196

Rapid City (SD) journal	08/97 (31 issues)	TX0004598840

Rapid City (SD) journal	06/97 (30 issues)	TX0004578177

Rapid City (SD) journal	09/97 (30 issues)	TX0004578174

Classic film/video images: the magazine for film and video enthusiasts	5/2/80	TX0000473086

Classic film/video images: the magazine for film and video enthusiasts	6/27/80	TX0000561538

Classic film/video images: the magazine for film and video enthusiasts	8/29/80	TX0000551848

Classic film/video images: the magazine for film and video enthusiasts	11/5/80	TX0000579087

Classic film/video images: the magazine for film and video enthusiasts	3/1/79	TX0000283759

Classic film/video images: the magazine for film and video enthusiasts	5/1/79	TX0000248745

Classic film/video images: the magazine for film and video enthusiasts	7/1/79	TX0000353198

Classic film/video images: the magazine for film and video enthusiasts	9/3/79	TX0000327846

Classic film/video images: the magazine for film and video enthusiasts	11/9/79	TX0000365103

Classic film/video images: the magazine for film and video enthusiasts	12/28/78	TX0000180666

Classic film/video images: the magazine for film and video enthusiasts	7/1/82	TX0000937378

Classic film/video images: the magazine for film and video enthusiasts	7/29/82	TX0000959249

Classic film/video images: the magazine for film and video enthusiasts	8/26/82	TX0000975817

Classic film/video images: the magazine for film and video enthusiasts	9/30/82	TX0000994644

Classic film/video images: the magazine for film and video enthusiasts	11/01/82	TX00001008520

Classic film/video images: the magazine for film and video enthusiasts	12/08/82	TX00001024700

Classic film/video images: the magazine for film and video enthusiasts	1/4/1982	TX0000828868

Classic film/video images: the magazine for film and video enthusiasts	2/1/82	TX0000854940

Classic film/video images: the magazine for film and video enthusiasts	3/2/82	TX0000865374

Classic film/video images: the magazine for film and video enthusiasts	4/1/82	TX0000887821

Classic film/video images: the magazine for film and video enthusiasts	5/1/82	TX0000920661

Classic film/video images: the magazine for film and video enthusiasts	6/1/82	TX0000917939

Classic film/video images: the magazine for film and video enthusiasts	7/2/81	TX0000727749

Classic film/video images: the magazine for film and video enthusiasts	8/31/81	TX0000763704

Classic film/video images: the magazine for film and video enthusiasts	11/2/81	TX0000802518

	Classic film/video images: the magazine for film and video enthusiasts	1/2/81	TX0000612297

	Classic film/video images: the magazine for film and video enthusiasts	3/2/81	TX0000643775

	Classic film/video images: the magazine for film and video enthusiasts	5/1/81	TX0000686084

	Classic film/video images: the magazine for film and video enthusiasts	1/3/80	TX0000391384

	Classic film/video images: the magazine for film and video enthusiasts	3/3/80	TX0000434240

	Market facts, Muscatine	12/1/79	TX0000431746

	Market facts, Muscatine, 1979	7/2/79	TX0000331374

	Classic Images	1/18/93	TX0003502241

	Classic Images	2/18/93	TX0003539713

	Classic Images	2/83	TX0001078011

Muscatine Journal, division of Lee Enterprises, Inc.	A pictorial history of Muscatine, Iowa	4/20/92	TX0003465483

Lee Enterprises, Inc. d.b.a. Winona (MN) Daily News	Pieces of the past: celebrating Winonas first 150 years	9/19/01	TX0005528173

SEE ANNEXES K-1, K-2 and K-3 ATTACHED HERETO.

PULITZER ENTITIES

Registrant	Title	Filing Date/ Issued Date	Application/ Registration No.
Pulitzer Newspapers, Inc.	KauaiWorld.com real estate : Jan. 2002	03/28/2002	TX0005488792

	KauaiWorld.com real estate web site	04/01/2002	TX0005488795

	KauaiWorld.com real estate web site	04/01/2002	TX0005488794

Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557

Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940

	Amazing grace : arr. for handbells	05/31/1991	PAu001522936

	Balet Anglois : Allegretto	05/31/1991	PAu001522939

	Bendemeer’s stream : folk song	05/31/1991	PAu001522935

	A Christmas trilogy	05/31/1991	PA0000563485

	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948

	Danse russe : Scherzo	05/31/1991	PAu001522941

	English folk song	05/31/1991	PAu001522938

	Evening song	05/31/1991	PAu001522945

	Fantasia on Christmas carols	05/31/1991	PA0000563499

	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949

	Hark, the herald angels sing	05/31/1991	PA0000563498

	Hocket	05/31/1991	PAu001522946

	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937

	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947

	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

	Musette	05/31/1991	PAu001522944

	The Music box	05/31/1991	PA0000563486

	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934

	Suite for handbells	05/31/1991	PAu001522950

	Tamborin	05/31/1991	PAu001522942

Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683

Pantagraph Publishing Co.	See list of serials attached hereto as Annex K-4

St. Louis Post-Dispatch LLC	See list of serials attached hereto as Annex K-5

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 07 (31 issues)	05/02/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 2008 (30 issues)	09/03/2008	TX0006665115

	Saint Louis post-dispatch Type of work: Serial Issues registered: May 2008 (31 issues)	09/03/2008	TX0006665116

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 08 (31 issues)	05/03/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: March 09 (31 issues)	02/23/2010	TX0006702286

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 09 (30 issues)	02/23/2010	TX0006702287

	Saint Louis post-dispatch Type of work: Serial Issues registered: July 09 (31 issues)	03/08/2010	TX0006702264

	Saint Louis post-dispatch Type of work: Serial Issues registered: August 09 (31 issues)	03/08/2010	TX0006702268

	Saint Louis post-dispatch Type of work: Serial Issues registered: September 09 (30 issues)	05/05/2010	TX0006704263

	Saint Louis post-dispatch Type of work: Serial	05/05/2010	TX0006704262

Issues registered: October 09 (31 issues) Saint Louis post-dispatch Type of work: Serial Issues registered: November 09 (30 issues)	03/19/2010	TX0006702449

Saint Louis post-dispatch Type of work: Serial Issues registered: December 09 (31 issues)	04/08/2010	TX0006704018

Saint Louis post-dispatch Type of work: Serial Issues registered: January 10 (31 issues)	04/30/2010	TX0006704005

Saint Louis post-dispatch Type of work: Serial Issues registered: February 10 (28 issues)	05/07/2010	TX0006703989

Saint Louis post-dispatch Type of work: Serial Issues registered: March 10 (31 issues)	05/24/2010	TX0006704110

Saint Louis post-dispatch Type of work: Serial Issues registered: April 10 (30 issues)	11/19/2010	TX0006771659

Saint Louis post-dispatch Type of work: Serial Issues registered: May 10 (31 issues)	02/01/2011	TX0006771364

Saint Louis post-dispatch Type of work: Serial Issues registered: June 10 (30 issues)	11/15/2010	TX0006771655

Saint Louis post-dispatch Type of work: Serial Issues registered: July 10 (31 issues)	11/15/2010	TX0006771656

Saint Louis post-dispatch Type of work: Serial Issues registered: November 10 (30 issues)	03/14/2011	TX0006772293

Saint Louis post-dispatch Type of work: Serial Issues registered: January 11 (31 issues)	06/31/2011	TX0006779063

Saint Louis post-dispatch Type of work: Serial Issues registered: February 11 (29 issues)	06/31/2011	TX0006779064

	Saint Louis post-dispatch Type of work: Serial Issues: November 2007 (30 issues)	pending	pending

	Saint Louis post-dispatch Type of work: Serial Issues: December 2007 (31 issues)	pending	pending

	Saint Louis post-dispatch Type of work: Serial Issues: January 08 (31 issues)	pending	pending

Pulitzer Inc.	See list of serials attached hereto as Annex K-6

SEE ANNEXES K-4, K-5 and K-6 ATTACHED HERETO.

ANNEX K-4

Copyright Office printout re: “Pantagraph” Serials

ANNEX K-5

Copyright Office printout re: St. Louis Post-Dispatch LLC Serials

ANNEX K-6

Copyright Office printout re: Pulitzer Inc. Serials

ANNEX L

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a                           (the “Grantor”) with principal offices at                         , hereby grants to Wilmington Trust, National Association, as Collateral Agent, with principal offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 (the “Grantee”), a continuing security interest in the Grantor’s Collateral, including (i) all of the Grantor’s right, title and interest in, to and under to the Marks including but not limited to those set forth on Schedule A attached hereto, (ii) all Proceeds and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition or other violation regarding the same. Capitalized terms used herein without definition are used as defined in the Security Agreement referred to below.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor pursuant to the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of January 30, 2012 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

The lien created hereby on the property described herein is junior and subordinate to the lien on such property created by any agreement, filing or recording now or hereafter granted to Deutsche Bank Trust Company Americas, as Collateral Agent (under the First Priority Documents (as defined in the Intercreditor Agreement referred to below)), and its successors and

Lee Trademark

Security Agreement

assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of January 30, 2012, among DEUTSCHE BANK TRUST COMPANY AMERICAS, as First Priority Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative, LEE ENTERPRISES, INCORPORATED, as Borrower, and the other Loan Parties referred to therein, as amended from time to time (the “Lee Intercreditor Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

Lee Trademark

Security Agreement

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the              day of             ,             .

[NAME OF ASSIGNOR], Grantor

By
Name:
Title:

Lee Trademark

Security Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Grantee

By
Name:
Title:

Lee Trademark

Security Agreement

STATE OF __________________	)
	)	ss.:
COUNTY OF ________________	)

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the [Board of Directors] of said             .

Notary Public

STATE OF __________________	)
	)	ss:
COUNTY OF ________________	)

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Wilmington Trust, National Association, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX M

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a                           (the “Grantor”) with principal offices at                         , hereby grants to Wilmington Trust, National Association, as Collateral Agent, with principal offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of [            ] (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).1 Upon the occurrence of the Termination Date, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

[The lien created hereby on the property described herein is junior and subordinate to the lien on such property created by any agreement, filing or recording now or

[1]	Relevant capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement.

hereafter granted to Deutsche Bank Trust Company Americas, as Collateral Agent (under the First Priority Documents (as defined in the Intercreditor Agreement referred to below)), and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of [            ], among DEUTSCHE BANK TRUST COMPANY AMERICAS, as First Priority Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative, LEE ENTERPRISES, INCORPORATED, as Borrower, and the other Loan Parties referred to therein, as amended from time to time.]

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the              day of             ,             .

[NAME OF ASSIGNOR], Grantor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Grantee

By
Name:
Title:

STATE OF __________________	)
	)	ss:
COUNTY OF ________________	)

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

STATE OF __________________	)
	)	ss:
COUNTY OF ________________	)

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Wilmington Trust, National Association, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

ANNEX N

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Assignor], a                           (the “Grantor”), having its chief executive office at             ,             , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, with principal offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, (the “Grantee”), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of [            ], made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”),2 the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

[The lien created hereby on the property described herein is junior and subordinate to the lien on such property created by any agreement, filing or recording now or hereafter granted to Deutsche Bank Trust Company Americas, as Collateral Agent (under the First Priority Documents (as defined in the Intercreditor Agreement referred to below)), and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of [            ], among DEUTSCHE BANK TRUST COMPANY AMERICAS, as First Priority Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative, LEE ENTERPRISES, INCORPORATED, as Borrower, and the other Loan Parties referred to therein, as amended from time to time.]

Upon the occurrence of the Termination Date, the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyrights acquired under this Grant.

[2]	All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement.

ANNEX N

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

[Remainder of this page intentionally left blank; signature page follows]

ANNEX N

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the              day of             ,             .

[NAME OF ASSIGNOR], Grantor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Grantee

By
Name:
Title:

ANNEX N

to

SECURITY AGREEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

On this      day of             ,             , before me personally came             , who being duly sworn, did depose and say that [s]he is              of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public

ANNEX N

to

SECURITY AGREEMENT

STATE OF	)
	)	ss.:
COUNTY OF	)

On this              day of             ,             , before me personally came              who, being by me duly sworn, did state as follows: that [s]he is              of Wilmington Trust, National Association, that [s]he is authorized to execute the foregoing Grant on behalf of said              and that [s]he did so by authority of the Board of Directors of said             .

Notary Public

ANNEX O

to

SECURITY AGREEMENT

SCHEDULE OF STOCK

1.	Lee Enterprises, Incorporated

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Journal-Star Printing Co.	Common	1,000	2	100%	(i	)
Accudata, Inc.	Common	1,000	1	100%	(i	)
K. Falls Basin Publishing, Inc.	Common	666 2/3	7	100%	(i	)
Lee Consolidated Holdings Co.	Common	250	1	100%	(i	)
Lee Publications, Inc.	Class A Common	Class A Common 157,149	1091	100%	(i	)
	Class B Common	Class B Common 17,415	27
The Port Network, Inc.	Series A Preferred	1,666,667	A-41	6.21598%*	(i	)
The Port Network, Inc.	Series B Preferred	3,030,303	B-3	12.12121%*	(i	)

*	Lee Enterprises, Incorporated owns 8.39868% of all the issued and outstanding shares of The Port Network, Inc.

2.	INN Partners, L.C.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
RealMatch, LTD.	Common	184,236	Not Indicated	Unknown (Less than 50%)	(i	)

ANNEX O

to

SECURITY AGREEMENT

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
RealMatch, LTD.	Common	27,778	Not Indicated	Unknown (Less than 50%)	(i	)
3.	Lee Publications, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Lee Procurement Solutions Co.	Common	50,000	5	100%	(i)
Sioux City Newspapers, Inc.	Class A Common Class B Common	Class A Common 7,272 Class B Common 7,575	16 & 17 8 & 9	100%	(i)
Pulitzer Inc.	Common	1,000	3	100%	(i)

4.	Pulitzer Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Pulitzer Technologies, Inc.	Common	500	1	100%	(i)
Pulitzer Newspapers, Inc.	Common	9.3	1	100%	(i)
Star Publishing Company	Common	50,120	10	100%	(i)

ANNEX O

to

SECURITY AGREEMENT

5.	Pulitzer Newspapers, Inc.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Flagstaff Publishing Co.	Common	1,875	19	100%	(i	)
Hanford Sentinel Inc.	Common	4,200	23	100%	(i	)
Kauai Publishing Co.	Common	4,300	3	100%	(i	)
NIPC, Inc. (f/k/a Northern Illinois Publishing Co.)	Common	797	3	100%	(i	)
Santa Maria Times, Inc.	Common	4,950	13	100%	(i	)
Ynez Corporation	Common	90	1	100%	(i	)
Pulitzer Utah Newspapers, Inc.	Common	100	1	100%	(i	)
Napa Valley Publishing Co.	Common	8,000	29	100%	(i	)
Northern Lakes Publishing Co.	Common	2,300	3	100%	(i	)
Pantagraph Publishing Co.	Common	100	4	100%	(i	)
Southwestern Oregon Publishing Co.	Common	11,960	14	100%	(i	)
Pulitzer Missouri Newspapers, Inc.	Common	48,504	4	100%	(i	)

ANNEX P

to

SECURITY AGREEMENT

SCHEDULE OF NOTES

1.	Lee Enterprises, Incorporated

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$1,452,000,000	Demand	Lee Publications, Inc.	(i	)
$264,000,000	June 30, 2012	Lee Publications, Inc.	(i	)
$59,300,000	June 30, 2012	Lee Publications, Inc.	(i	)
$1,290,485.27	June 30, 2012	INN Partners, L.C.	(i	)

2.	Lee Consolidated Holdings Co.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$419,337,403	June 30, 2012	Lee Enterprises, Incorporated	(i	)

3.	Lee Publications, Inc.

Amount*	Maturity Date	Obligor	Sub-clause of Section 1.1(b) of Security Agreement
$59,300,000	June 30, 2012	Sioux City Newspapers, Inc.	(i	)

*	Original principal amount.

ANNEX Q

to

SECURITY AGREEMENT

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.	Accudata, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Community Distribution Partners, LLC	LLC	50%	(iv	)
INN Partners, L.C.	LLC	82.46%	(iv	)

2.	Pulitzer Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
St. Louis Post-Dispatch LLC	LLC	98.95%	(iv	)
STL Distribution Services LLC	LLC	98.95%	(iv	)
Suburban Journals of Greater St. Louis LLC	LLC	100%	(iv	)
Pulitzer Network Systems LLC	LLC	100%	(iv	)
Media Brands, L.L.C.	LLC	< 50%	(iv	)

ANNEX D

3.	Pulitzer Newspapers, Inc.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
SHTP LLC	LLC	100%	(iv	)
HomeChoice, LLC	LLC	100%	(iv	)

4.	St. Louis Post-Dispatch LLC

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
Fairgrove LLC	LLC	100%	(iv	)

5.	Napa Valley Publishing Co

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
NVPC LLC	LLC	100%	(iv	)

6.	Northern Lakes Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
NLPC LLC	LLC	100%	(iv	)

7.	Pantagraph Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
HSTAR LLC	LLC	100%	(iv	)

ANNEX D

8.	Southwestern Oregon Publishing Co.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
SOPC LLC	LLC	100%	(iv	)

ANNEX R

to

SECURITY AGREEMENT

SCHEDULE OF PARTNERSHIP INTERESTS

1.	Star Publishing Company

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 1.1(b) of Security Agreement
TNI Partners	General Partnership	50%	(iv	)

ANNEX S

to

SECURITY AGREEMENT

FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED

LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [                 , 20__], among the undersigned pledgor (the “Pledgor”), Wilmington Trust, National Association, not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and [                    ], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Security Agreement, dated as of [                ], (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Security Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all [“uncertificated securities” (as defined in Section 8-102(a)(18) of the UCC, as adopted in the State of New York) (“Uncertificated Securities”)] [Partnership Interests (as defined in the Security Agreement)] [Limited Liability Company Interests (as defined in the Security Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Security Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the

Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

Wilmington Trust, N.A.

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Josh James

Tel.: (612) 217-5637

Fax: (612) 217-5651

Email: jjames@WilmingtonTrust.com

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to the Pledgor, at:

c/o Lee Enterprises, Incorporated

201 North Harrison Street

Davenport, Iowa 52801

Attention: Chief Financial Officer

Telephone No.: (563) 383-2179

Telecopier No.: (563) 327-2600

(b)	if to the Pledgee, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

______________________________

______________________________

______________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

*        *        *

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ], as Pledgor

By
Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent and Pledgee

By
Name: Title:

[ ], as the Issuer

By
Name: Title:

ANNEX T

to

SECURITY AGREEMENT

CHATTEL PAPER, INSTRUMENTS AND CERTIFICATED SECURITIES

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
Lee Enterprises, Incorporated

	Journal-Star Printing Co.	Corporation	1,000 (100%)	2

	Accudata, Inc.	Corporation	1,000 (100%)	1

	K. Falls Basin Publishing, Inc.	Corporation	666 2/3 (100%)	7

	Lee Consolidated Holdings Co.	Corporation	250 (100%)	1

	Lee Publications, Inc.	Corporation	Class A Common 157,149 (100%) Class B Common 17,415 (100%)	1091 27

	Madison Newspapers, Inc. d/b/a Capital Newspapers	Corporation	50%	(not required)

	The Capital Times Company	Corporation	17% (Non-Voting) 415 Shares (Voting) (<50%)	(not required)

	ThePort Network, Inc.	Corporation	1,666,667 Series A Preferred (<50%)	A-41

	ThePort Network, Inc.	Corporation	3,030,303 Series B Preferred (<50%)	B-3

	TPC at Deere Run	Corporation	De Minimis (less than $15,000)	Uncertificated
Lee Publications, Inc.

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.

	Lee Procurement Solutions Co.	Corporation	50,000 (100%)	5

	Sioux City Newspapers, Inc.	Corporation	Class A Common 7,272 Class B Common 7,575 (100%)	16 & 17 8 & 9

	Pulitzer Inc.	Corporation	1,000 (100%)	3

Accudata, Inc.

	INN Partners, L.C.	Limited Liability Company	82.46%	Uncertificated

	Community Distribution Partners, LLC	Limited Liability Company	50%	Uncertificated

Townnews.com (to be reissued to INN Partners, L.C.)

	RealMatch, LTD.	Israeli Private Company	184,236	Not indicated

	RealMatch, LTD.	Israeli Private Company	27,778	Not indicated

Pulitzer Inc.

	Pulitzer Technologies, Inc.	Corporation	500 (100%)	1

	St. Louis Post-Dispatch LLC	Limited Liability Company	98.95%	Uncertificated

	STL Distribution Services LLC	Limited Liability Company	98.95%	Uncertificated

	Pulitzer Newspapers, Inc.	Corporation	9.3 (100%)	1

	Suburban Journals of Greater St. Louis LLC	Limited Liability Company	100%	Uncertificated

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
	Pulitzer Network Systems LLC	Limited Liability Company	100%	Uncertificated

	Star Publishing Company	Corporation	50,120 (100%)	10

	Sandler Capital Partners IV, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners, IV FTE, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V FTE, L.P.	Limited Partnership	<50%	Uncertificated

	Sandler Capital Partners V Germany, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications Partners, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications T-E Partners, L.P.	Limited Partnership	<50%	Uncertificated

	21st Century Communications Foreign Partners, L.P.	Limited Partnership	<50%	Uncertificated

	St. Louis Equity Funds, Inc.	Limited Partnership	<50%	Uncertificated

	Media Brands, L.L.C.	Limited Liability Company	439,000 (<50%)	Uncertificated

Pulitzer Newspapers, Inc.

	SHTP LLC	Limited Liability Company	100%	Uncertificated

	HomeChoice, LLC	Limited Liability Company	100%	Uncertificated

	Flagstaff Publishing Co.	Corporation	1,875 (100%)	19

	Hanford Sentinel Inc.	Corporation	4,200 (100%)	23

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
	Kauai Publishing Co.	Corporation	4,300 (100%)	3

	NIPC, Inc. (f/k/a Northern Illinois Publishing Co.)	Corporation	797 (100%)	3

	Santa Maria Times, Inc.	Corporation	4,950 (100%)	13

	Ynez Corporation	Corporation	90 (100%)	1

	Pulitzer Utah Newspapers, Inc.	Corporation	100 (100%)	1

	Napa Valley Publishing Co.	Corporation	8,000 (100%)	29

	Northern Lakes Publishing Co.	Corporation	2,300 (100%)	3

	Pantagraph Publishing Co.	Corporation	100 (100%)	4

	Southwestern Oregon Publishing Co.	Corporation	11,960 (100%)	14

	Pulitzer Missouri Newspapers, Inc.	Corporation	48,504 (100%)	4

St. Louis Post-Dispatch LLC

	Fairgrove LLC	Limited Liability Company	100%	Uncertificated

Pulitzer Technologies, Inc.

	STL Distribution Services LLC	Limited Liability Company	1.05%	Uncertificated

	St. Louis Post-Dispatch LLC	Limited Liability Company	1.05%	Uncertificated

Napa Valley Publishing Co.

	NVPC LLC	Limited Liability Company	100%	Uncertificated

Entity	Issuer	Type of Organization	# or % of Shares or Interests Owned	Certificate No.
Northern Lakes Publishing Co.

	NLPC LLC	Limited Liability Company	100%	Uncertificated

Pantagraph Publishing Co.

	HSTAR LLC	Limited Liability Company	100%	Uncertificated

Southwestern Oregon Publishing Co.

	SOPC LLC	Limited Liability Company	100%	Uncertificated

Star Publishing Company

	TNI Partners	General Partnership	50%	Uncertificated

ANNEX U

to

SECURITY AGREEMENT

SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

NONE

ANNEX V

to

SECURITY AGREEMENT

MOTOR VEHICLES AND EQUIPMENT SUBJECT TO A CERTIFICATE OF TITLE

Asset ID	Description	Serial Number	PIS Date	Book Cost
Company Name: Albany
ADH13807012A	2007 FORD CARGO VAN	1FTNE24W57DA05926	2/1/2007	23,034
ADH13807012B	2007 PONT VIBE	5Y2SL65827Z404117	2/1/2007	17,364
ADH13807012C	2007 PONT VIBE	5Y2SL6587Z413507	2/1/2007	16,609
ADH13810101	2005 INTERNATIONAL 24” TRUCK	1HTMMAAMX5H117383	7/1/2010	26,585
SPR0001	1993 INTERNATIONAL TRUCK	1HTSDPNLPH505844	2/1/2000	19,850
Subtotal: Albany (5)				103,442
Company Name: Beatrice
BEA10304001	2001 FORD WINDSTAR VAN	2FMZ50421BB90545	3/1/2004	12,580
BEA10306101	2003 FORD F-150	2FTRF17W63CA59332	5/1/2006	13,857
Subtotal: Beatrice (2)				26,437
Company Name: Billings
BIL000265	1986 CHEVY BLAZER	1G8EK18HOGF133696	11/1/1986	15,368
BIL000266	1974 FORD TRUCK W/BD	N80FW11573	2/1/1987	10,244
BIL000302	1992 CHEV EXT CAB PU	2GCEK19K8N1260247	8/1/1992	16,921
BIL000368	1998 CHEVY S10	1GCCS1443WK202354	6/1/1998	10,407
BIL000391	2000 NISSAN SENTRA	3N1CB51D2YL300016	11/1/2000	15,933
BIL1020303	2003 GMC SIERRA PU	1GTHK24U73E201326	1/1/2003	25,319
BIL10204101	2003 KIA SPEC	KNAFB121435216387	10/1/2003	18,227
BIL10204108	2004 CHEVROLET SILVERADO	1GHK24U74E302965	9/1/2004	24,936
BIL10204110	2004 CHEVROLET AVEO	KL1TD52604B173647	9/1/2004	11,999
BIL10205106A	2006 CHEVROLET TRUCK 1GCHK24U16E119502	1GCHK24U16E119502	9/1/2005	25,397
BIL10205106B	2006 CHEVROLET TRUCK 1GCHK24U66E118653	1GCHK24U66E118653	9/1/2005	25,396
BIL10206101	2006 FORD E350 CUTAWAY	1FDWE35L36MA37730	9/1/2006	28,257
BIL10207012B	2007 HYUNDAI ACCENT	KMHCN46C67U088798	1/1/2007	14,162
BIL10207012C	2007 HYUNDAI ACCENT	KMHCN46C47U087312	1/1/2007	14,162
BIL10208001A	2007 FORD E350 CARGO VAN	1FTSS34L37DB21911	11/1/2007	25,838
BIL10208001B	2007 FORD E350 CUTAWAY	1FDWE35L87DA27543	11/1/2007	28,414
BIL10208001C	2008 GMC CANYON	121GTCS199X88144912	1/1/2008	19,615
BIL10208001D	2006 SUBARU OUTBACK	4S4BP61C867319366	1/1/2008	19,299
BIL10211002	2011 GMC SIERRA 2500 HD TRUCK	1GT022CG3BF101976	11/1/2010	30,072
Subtotal: Billings (19)				379,966
Company Name: Bismarck
BIS1040201	1990 CHEVROLET 1/2 TON REG 4X4 TRUCK	1GCDK14K2LE136635	12/1/2001	7,510
BIS10406004	2006 CHEV UPLANDER VAN	IGNDV23L66D199195	9/1/2006	22,365
BIS10406005	2007 CHEVROLET FLEET TRUCK	1GBE4C1G37F416479	3/1/2007	38,292
BIS10407103	2007 COLORADO TRUCK	1GCDT199378116868	5/1/2007	23,666
BIS10410001	2009 CHEVY COBALT 4 DR SILVER USED	1G1AT58H897251753	2/1/2010	11,708

Asset ID	Description	Serial Number	PIS Date	Book Cost
BIS10410002	2010 TOYOTA TUNDRA DC 8 CYL 4 DR CAB WHITE NE	5TFUM5F12AX008158	2/1/2010	27,393
BIS10411001	2011 CHEVROLET COLORADO (SILVER)	1GCHTCFE9B8117112	1/1/2011	25,772
MAN000011	1995 CHEV VAN-CUBE	1GBJH32KXS3309476	4/21/1995	18,991
Subtotal: Bismarck (8)				175,697
Company Name: Butte
BUT10602003	2003 YMAHA 400 ATV	5Y4AH06Y43A037732	11/1/2002	6,190
BUT10604006B	97 PLYM VOYAGER	2P4GP2436VR352714	1/1/2004	7,048
BUT10606003	2006 F150 SUPERCREW	1FTPW14V96K	2/1/2006	29,826
BUT10608001	08 SUBARU OUTLOOK	4S4BP61CX87322014	12/1/2007	22,500
Subtotal: Butte (4)				65,564
Company Name: Carbondale
CAR10803B07	2004 FORD ECONC BOX VAN	1FDWE35LX4HA41951	5/1/2004	24,096
CAR10809002	DODGE GRAND CARAVAN 2009	1D8HN44E59B502345	4/1/2009	19,441
CAR10810002	2010 E-250 CARGO VAN	1FTNE2EL1ADA19818	8/1/2010	27,706
Subtotal: Carbondale (3)				71,243
Company Name: Carlisle
CRL000127	2003 GMC SAVANA VAN	1GDJG31U531115688	3/1/2003	25,766
CRL15404102	2004 GMC SAVANNA	1GDJG31U641201979	6/1/2004	24,504
Subtotal: Carlisle (2)				50,270
Company Name: Casper
CAS000108	2000 CHEVROLET PICKUP	1GCGK24U6YE312940	4/1/2002	19,018
CAS000128	2003 GMC PETERBILT MODEL 330	2NPNHD6H83M811256	3/1/2003	55,826
CAS15605002	2005 CHEVY 2500 HDEXT	1GCHK29U25E278875	5/1/2005	34,606
CAS15605003	2005 PETERBILT M335	2NPLHZ6X35M883903	9/1/2005	70,391
CAS15606005A	2006 HONDA CIVIC	1HGFA16536L046768	2/1/2006	19,014
CAS15606005B	2006 SUBARU IMPREZA	JF1GD67636H509760	1/1/2006	19,991
CAS15606006	2007 PETERBUILT M330	2NPNHZ6X67M733554	9/1/2006	56,113
CAS15607004	2008 FORD F-350 WHT	1FTWX31Y18EA79690	4/1/2007	33,854
CAS15607005	2007 GMC 2500 XCAB - EXTENDED CAB WHITE	1GTHK29K07E563222	6/1/2007	32,487
CAS15607006	2007 CHEVY CARGO VAN 1TG-VAN	1GCHG392971143263	9/1/2007	33,021
CAS15608009	2009 PETERBUILT M335	2NPLHN6X89M771516	6/1/2008	74,810
CAS15608011	2008 WHITE DODGE NITRO	1D8BU28K28W129484	1/1/2008	22,786
CAS15609002	09 GMC 2500 REG CAB SIERRA WHITE	1GTHK44K89E116255	2/1/2009	29,627
CAS15610001	2009 GMC 3/4 PU 2500 REGULAR CAB PICKUP WHITE	1GTHK44K29E132600	1/1/2010	31,656
CAS15610002	2010 CHEVY 2500 HD REG CAB WHITE (GVW 9200)	1GC3KVBG2AF141651	9/1/2010	31,812
CAS15611001	2012 CHEV 250 PICKUP	1GCOKVCG1CZ115934	11/1/2011	30,192
Subtotal: Casper (16)				595,204
Company Name: Chippewa
CHP10707006	2007 CHEVROLET EXPRESS CARGO VAN	1GCGG29V971183827	2/1/2007	25,758
CHP10709002	2008 DODGE RAM 5500	3D6WC76A28G115730	1/1/2009	45,681
Subtotal: Chippewa (2)				71,439
Company Name: Corporate

Asset ID	Description	Serial Number	PIS Date	Book Cost
CRP50109007	2008 FORD F150 WHITE 29884	1FTPX14V78FB29884	9/1/2009	27,716
Subtotal: Corporate (1)				27,716
Company Name: Corvallis
COR13804006B	2003 HYUNDAI ACCENT	KMHCG45C13U493702	5/1/2004	11,141
COR13806008	2006 FORD E-250 VAN	IFTNE24W56DA64649	6/1/2006	21,936
COR13809002	2007 FORD ECONOLINE SUPER DUTY CARGO VAN	IFTNE14W17DB23692	4/1/2009	14,170
Subtotal: Corvallis (3)				47,247
Company Name: Decatur
DEC000184	1996 DODGE VAN	2B7KB31Z6TK112953	3/8/1996	20,373
DEC1110302	2003 CHEVY G20 VAN DISTRIBUTION TRUCK	1GBJG310231153694	9/1/2003	24,613
DEC11105101A	2000 MERCURY VILLAGER VAN-USED	4M2XV11T1YDJ08107	12/1/2004	5,726
DEC11106008	2005 CHEVROLET VN/G30 VAN	1GCHG35U751263163	1/1/2006	22,305
DEC11109003	2009 CHERVOLET P/U TRUCK WITH TOPPER WHITE	1GCCS149898158512	8/1/2009	15,402
Subtotal: Decatur (5)				88,419
Company Name: Elko
BUR000020	2000 WHITE DODGE DAKOTA	1B7FL26X3YS755872	2/1/2004	9,385
BUR000022	‘96 FORD VAN	1FTJE34H5THA46937	2/1/2004	4,495
ELK18411101	2011 DODGE RAM 3500 W/SHELL AND TRAILER	3D73Y4ELXBG585500	7/1/2011	43,004
Subtotal: Elko (3)				56,884
Company Name: Fremont
COL000018	ACQ-’91 FORD CUTAWAY CARGO VAN	1FDKE37H8MHA46637	7/1/2000	5,038
FRE11305003	2001 IHC ST. TRUCK	1HTSCABM21H376579	2/1/2005	24,072
FRE11305004	2005 FORD F250 PICKUP 1FTNF20585EC30357	1FTNF20585EC30357	7/1/2005	22,744
FRE11310101	2005 INTERNATIONAL 4000 SERIES 4300 CONVENTIO	1HTMMAALX5H119416	5/1/2010	27,750
Subtotal: Fremont (4)				79,604
Company Name: Glens Falls
GNF000101	1995 GMC SIERRA TRUCK	1GDJK34N3SE512715	4/1/2002	12,451
GNF15806004A	2006 AWD CHEVY EQUINOX	2CNDL23F666068576	1/1/2006	23,591
Subtotal: Glens Falls (2)				36,042
Company Name: Helena
BUT000296	1998 GMC CIRCULATION TRUCK	IGDKQ34JXWF026367	3/1/1998	31,024
CAS000100	2000 FREIGHTLINER FL60 - 69182	1FV3GFBA2YHG69182	4/1/2002	21,347
HEL000161	CHEVY PICK-UP 96’	1GBKC34J47J105213	12/11/1996	24,949
HEL11206006	2006 HONDA ELEMENT	5J6YH283X6L008095	12/1/2005	24,020
HEL11208006	2008 FORD RANGER W/TOPPER	1FTZR45E88PA41052	1/1/2008	24,052
Subtotal: Helena (5)				125,392
Company Name: Lacrosse
LAC11603153	2003 FORD E450	1FDWC35L63HA00057	9/1/2003	24,203
LAC11607005	2007 CHEVROLET VAN	1GCGG25V271132238	1/1/2007	20,146
LAC11608101	2008 DODGE CARAVAN	1D8HN44HX86122197	6/1/2008	20,000
LAC11610101	2010 FORD XLT - DELIVERY	NM0LS7BN0AT010579	3/1/2010	19,538

Asset ID	Description	Serial Number	PIS Date	Book Cost
LAC11611001	2006 IH CUBE VAN FOR DELIVERY	IHTMPAFM76H238924	11/1/2010	22,836
Subtotal: Lacrosse (5)				106,723
Company Name: Lincoln
57	2008 CHEVROLET MOTORIZED CUTAWAY EXPRESS G350	1GBJG31K481231785	10/1/2008	0
58	2006 FORD TILT LOW CAB FORWARD 450 (RECYCLING	3FRLL45Z56V234558	10/1/2008	0
62	UTILITY TRAILER MODEL RSWT-1500 (RECYCLING TR		9/1/2009	0
63	UTILITY TRAILER - MODEL RSWT 1500 (RECYCLING		9/1/2009	0
JSP11804003	2004 FORD PICKUP	1FTYR10U44PB11889	6/1/2004	15,239
JSP11805005	2004 NISSAN TRUCK	1N6DD26TX4C460898	10/1/2004	15,130
JSP11805104	2005 DODGE DAKOTA PICK UP S#1D7HE22K65S160903		6/1/2005	16,585
JSP11806001	2001 INTERNATIONAL TRUCK	1HTSCABM71H304695	10/1/2005	32,889
JSP11806007	2006 FORD RANGER 4X2	1FTYR10D66PA55277	1/1/2006	16,039
JSP11806008	2004 FORD RANGER SUPER	1FTYR14U84PA18691	1/1/2006	14,806
JSP11806108	2006 DODGE RAM PU WHITE	1D7HA16P66J232119	12/1/2006	17,944
JSP11806109	2006 HYUNDAI ELANTRA	KMHDN46D16U364557	11/1/2006	13,909
JSP11806110	2006 HYUNDAI ELANTRA	KMHDN46D76U273504	11/1/2006	13,909
JSP11808007	2008 TOYOTA COROLLA	1NXBR32EX87037775	1/1/2008	15,810
JSP11808009	2008 TOYOTA TACOMA	5TENX22N58Z490372	1/1/2008	16,590
JSP11809003	2009 HYUNDAI ELANTRA	KMHDU46D79U696414	9/1/2009	12,096
JSP11810103	2005 FREIGHTLINER TRUCK	1FVACWDC75HP01408	8/1/2010	27,820
JSP200302	2003 GMC SONOMA PICKUP	1GTCS14H138116620	1/1/2003	13,129
Subtotal: Lincoln (18)				241,895
Company Name: Longview
COR200055	99 FORD CGO VAN E150	1FTRE1424XHC11885	3/31/2000	19,681
LNG16204002	2004 TOYOTA TACOMA	5TENL42N94Z338581	12/1/2003	14,848
LNG16211101	2008 SUBABRU OUTBACK	4S4BP60C587310564	9/1/2011	19,744
Subtotal: Longview (3)				54,273
Company Name: Mason City
MSC000272	98 Chevy Chassis Cab	1GBJC34R6WF012489	5/5/1998	21,305
MSC12203054	2003 CHEVY TRACKER	2CNBJ734436936496	9/1/2003	18,363
MSC12203153	2003 CHEVY EXPRESS	1GCFG25T631139519	9/1/2003	19,255
MSC12206005	2006 FORD ESCAPE	1FMYU93126KC87303	5/1/2006	26,417
NAT40000001020	2008 MERCURY MARINER	4MZC4911X8KJ26986	4/1/2011	0
Subtotal: Mason City (5)				85,340
Company Name: Maysville
MAY000077	1999 FORD F150 2FTZ	2FTZF1826XCA42063	4/1/2002	6,688
MAY16603050	2003 CHEVY EXPRESS VAN	1GCEG15X931216702	8/1/2003	18,969
MAY16606006	2006 PONTIAC TORRENT	2CKDL73F466092093	3/1/2006	25,721
MAY16611102	2011 JEEP GRAND CHEROKEE LAREDO	1C4RJFAG7CC120688	10/1/2011	33,304
Subtotal: Maysville (4)				84,682
Company Name: Mid-Illinois
MID16806001	2006 CHEVROLET CARGO VAN	1GCGG25V461151792	1/1/2006	22,940
MID16808002	2008 FREIGHTLINER TRUCK W/BED	1FVACWDT68DAB0526	3/1/2008	69,188

Asset ID	Description	Serial Number	PIS Date	Book Cost
Subtotal: Mid-Illinois (2)				92,128
Company Name: Missoula
MES000005	DELIVERY VAN	1GCHG39J7X1016793	11/2/1998	22,656
MIS12403159	2003 FORD RANGERS-CIRC	1FTZR45E53PB56717	9/1/2003	19,776
MIS12406101	2006 GMC CANYON 4X4	1GTDT148668240257	3/1/2006	20,657
MIS12412101	2011 GMC CANYON 4X4 AQUA BLUE	1GTJ6MF91C8102011	10/1/2011	27,588
Subtotal: Missoula (4)				90,677
Company Name: Moline
TNK000003	97 DODGE CARGO VAN	2B7HB11X9VK574357	9/2/1997	17,632
Subtotal: Moline (1)				17,632
Company Name: Munster
MUN000450	2000 Chevy Van Model G35 White vin# 104144	1GCHG35R9Y1104144	4/1/2002	9,864
MUN17004002	2004 DODGE NEON	1B3ES56C54D522525	11/1/2003	13,394
MUN17004103	2004 GRAND CHEROKEE	1J4HW48N34C433962	9/1/2004	25,000
MUN17007008	2007 CHEV HHR - BLUE	3GNDA13047S573786	5/1/2007	15,358
MUN17008010A	2004 FORD FREESTAR TRUCK	2FMZA52274BA38809	9/1/2008	10,651
MUN17008010B	2005 CHEVY VENTURE VAN	1GNDV23E15D151877	9/1/2008	14,124
MUN17008010C	2004 FORD WINDSTAR VAN	2FMDA50684BA88179	9/1/2008	7,704
MUN17011003A	2011 GMC SAVANA	1GTS7AFX8B1136811	5/1/2011	24,710
MUN17011003B	2011 DODGE GRAND CARAVAN	2D4RN1AG5BR738284	5/1/2011	21,788
Subtotal: Munster (9)				142,593
Company Name: Muscatine
MUS000153	98 FORD ECONOLINE250	1FTPE2422 WHA 91550	5/1/1998	20,254
Subtotal: Muscatine (1)				20,254
Company Name: Orangeburg
ONG17606006	2006 FORD ESCAPE	1FMYU03136KC25422	8/1/2006	21,505
ORN17604004	2004 DODGE SPRINT VAN	WD2PD144445659681	9/1/2004	24,950
ORN17606005	2005 MAZDA B3000 TRUCK	474YR46VX5PM00597	4/1/2006	17,000
ORN17607009	2008 TOYOTA TACOMA	5TETX22N18Z509314	12/1/2007	18,039
ORN17607010	2007 FORD F-150 TRUCK XCAB	1FTRX12W37NA78232	8/1/2007	20,562
ORN17609003	2009 GMC CANYON TRUCK	1GTCS139398157351	8/1/2009	18,986
Subtotal: Orangeburg (6)				121,042
Company Name: Osage
OSG32703152	2003 CHEVROLET EXPRESS	1GCFG25T031168448	9/1/2003	18,415
Subtotal: Osage (1)				18,415
Company Name: Quad City Times
QCT000140	1973 FORD BRONCO	F60ECV22068	9/15/1973	3,843
QCT000293	1998 FORD E250 CARGO VAN	1FTPE24L1WHB06953	1/3/1998	19,199
QCT020201	2002 F650 FORD- RIVER CITY FORD	3FDNF65Y62MAO1753	1/1/2002	38,758
QCT12803002	2003 FORD E350	1FTSE34L93HB81704	9/1/2003	22,345
QCT12803003	2003 E350 FORD VAN	1FTSE34L43HB06103	9/1/2003	22,345
QCT1280303	E350 FORD VAN	1FTSE34L73HB34185	5/1/2003	21,557
QCT12805008	2000 FORD F250 PLUS SNOW PLOW	1FTNX21S1YEA19524	10/1/2004	28,456
QCT12807006	2007 KIA SPORTAGE	KNDJE723077349733	5/1/2007	21,547

Asset ID	Description	Serial Number	PIS Date	Book Cost
QCT12807007	DELIVERY TRUCK - 2008 PETERBUILT330	2NPNHM6HX8M748992	4/1/2007	63,819
QCT12811003	2011 HONDA CRV	5J6RE4H37BL052297	2/1/2011	24,398
QCT20000208	2000 FORD F650	3FDNF6556YMA20947	8/1/2000	39,588
Subtotal: Quad City Times (11)				305,855
Company Name: Racine
RAC13004007	2003 CHEVY VAN	1GCFG25TX31190053	11/1/2003	18,517
RAC13005006	2005 GMC VAN 1GTGG29V51254861	1GTGG29V51254861	6/1/2005	18,571
RAC13007008	2007 CHEVROLET 24’ VAN MODEL- WHITE	1GBJ6C1G57F407615	6/1/2007	51,523
RAC13007009	2007 GMC SAVANA	1GTFG15X571147923	11/1/2006	22,071
RAC13007107	2007 GMC CANYON TRUCK	1GTDT199678110711	9/1/2007	20,873
RAC13010102A	2010 JEEP WRANGLER FOR FLEET	1J4AA2D16AL177467	9/1/2010	24,821
RAC13010102B	2010 JEEP WRANGLER FOR FLEET	1J4AA2D18AL205849	9/1/2010	24,820
RAC200107	2001 JEEP CHEROKEE	1J4FF48SX12620256	9/1/2001	21,870
Subtotal: Racine (8)				203,066
Company Name: Rapid City
RCY000099	1993 Ford F150 PV	2FTDF1543PCB11178	7/1/1993	11,250
RCY000133	1997 JEEP CHEROKEE	1J4FJ28S9VL517919	3/20/1997	15,316
RCY000137	97 CHEVY TRUCK	4KBB4B1R3VJ002546	6/26/1997	26,170
RCY000144	1998 JEEP CHEROKEE	1J4FF28S7XL52778	9/18/1998	14,690
RCY000199	2001 DODGE DAKOTA PICKUP	1B7GG22N71S268211	6/1/2005	25,027
RCY13204007	2004 FORD CARGO VAN	1FTNE24L54H	9/1/2004	22,410
RCY13205003A	2004 E250 ECONOLINE VAN 1FBNE31L34HB09310		5/1/2005	21,771
RCY13206004	2006 FORD FRE PT	2FTZA54666BA61621	6/1/2006	15,999
RCY13207007	2008 FORD EXPLORER TRUCK	4FHFS18256D005394	12/1/2007	26,549
RCY13209002	2009 FORD CARGO VAN-CASH FOR CLUNKERS	1GCGG25K391163961	8/1/2009	22,038
Subtotal: Rapid City (10)				201,220
Company Name: Schuyler
SCH000010	ACQ-’95 MERCURY VILLAGER VAN	4N2DV11WVSDJ35082	7/1/2000	7,667
Subtotal: Schuyler (1)				7,667
Company Name: Sioux Falls
SIO30404101	2004 FORD FOCUS	1FAFP35284W104713	6/1/2004	15,811
SIO30405001	2005 FORD FOCUS WAGON (RED)	1FAFP36NX5W228348	1/1/2005	16,814
SIO30406002	2004 CHEVROLET TRAIL BLAZER	1GNDT13S942176445	2/1/2006	18,875
SIO30408002	2007 FORD FREESTYLE	1FMDK05137GA32841	12/1/2007	23,271
SIO30411001	2008 MERCURY SABLE PREMIER	1MEHM43W88G611359	1/1/2011	18,500
Subtotal: Sioux Falls (5)				93,271
Company Name: South Coast
ESC17206010	2006 FORD FOCUS	IFAHP34N09W114369	6/1/2006	13,870
ESC17206104	2006 FORD F150 TRUCK	1FTRF12236NB88051	9/1/2006	17,291
Subtotal: South Coast (2)				31,161
Company Name: Tekamah
TEk30506004A	2006 FORD F150 PKUP	1FTRF14W56KB27866	1/1/2006	22,845
TEk30506004C	2006 FORD TAURUS	1FAFP53U06A153357	9/1/2006	13,210

Asset ID	Description	Serial Number	PIS Date	Book Cost
TEK30507002	2007 FORD TAURUS	1FAFP56UX7A175699	7/1/2008	14,820
TEK30507002A	2006 FORD TAURUS	1FAFP53U26A147043	6/1/2007	13,259
TEK30507002B	2005 FORD ESCAPE	1FMYU94145KC28413	12/1/2007	18,242
TEK30508004	2008 FORD FUSION	3PAHP06ZX8R230490	10/1/2008	16,657
TEK30510001	2007 FORD FUSION	3FAHP07177R199755	11/1/2009	14,124
TEK30510002	2010 FORD FUSION	3FAHP0GA8AR275927	12/1/2009	19,688
TEK30511001	2009 FORD FUSION 4-DOOR	3FAHP06Z99R134710	4/1/2011	17,863
TEK30511002	2010 FORD EXPLORER XLT 4 DOOR	1FMEU7DE3AUA75046	8/1/2011	26,185
TEK30512001	2010 FORD FUSION	3FAHPOHAOAR281137	11/1/2011	19,106
Subtotal: Tekamah (11)				195,999
Company Name: Twin Falls
BUR000021	1992 FREIGHTLINER -LONG BLOCK ENGINE	IFV6HFAA3NL485760	2/1/2004	4,205
TWN000159	CHEVY GEO METRO	2C1MR5229W6726858	4/1/2002	2,705
TWN16404010	2004 HONDA CRV	jhlrd78494c033081	6/1/2004	20,197
TWN16409003	2009 CHEVY COLORADO PICKUP 4WD REG CAB WHITE	1GCDT149798158602	9/1/2009	17,876
Subtotal: Twin Falls (4)				44,983
Company Name: Waterloo
WAT17805007	‘04 FORD E350 WHITE	1FDWE35L64HA39081	11/1/2004	23,289
WAT17805011	‘04 RED CHEVY CAVALIER	1G1JC52FX47267694	11/1/2004	10,715
WAT17808102	WHITE 206 FORD VAN	1FBNE31LX6DA35085	5/1/2008	14,000
WAT17809002	2007 CHEVY MALIBU	1G1ZS58F77F264422	11/1/2008	12,335
WAT17809003A	2008 INTERNATIONAL TRUCK - H572953	1HTMMAAN28H572953	6/1/2009	58,279
WAT17809003B	2008 INTERNATIONAL TRUCK - H572950	1HTMMAAN78H572950	6/1/2009	58,001
Subtotal: Waterloo (6)				176,619
Company Name: Winona
WIN13406102	2007 CHEVY UPLANDER	1GBDV13147D181222	4/1/2007	19,929
Subtotal: Winona (1)				19,929
Total Lee				4,355,990

For the Period January 1, 2012 to January 31, 2012

Asset ID	Serial Number	PIS Date	Book Cost
Company Name: Bloomington
000009.20.18	1990 GMC step van #57
	1GTKP32K9L35000892	6/1/2005	2,000
000009.20.23	1995 Ford F150 pickup truck #63-VIN 89610
	1FTEF14N6SLA89610	6/1/2005	3,000
000009.20.28	1995 Chevy step van #72-VIN 316689
	1GBKP32K8S3316689	6/1/2005	3,900
000009.20.32	1999 Chevy step van #77-VIN 304708

	1GBKP32R8X3304708	6/1/2005	6,100
000027	Automobile - 1999 Ford Taurus - 40-012-00-VIN 212208
	1FAFP53U7XG212208	6/1/2005	3,500
000038	Step Van - 2000 GMC Model TP31042 (cap #40-020-00)-VIN 323584
	5B4KP32R8Y3323584	6/1/2005	14,500
000039	Step Van - 2000 GMAC Model P31042 (cap #40-020-00)-VIN 324363
	5B4KP32R843324363	6/1/2005	14,500
211	2005 MITSUBISHI GALANT DE #34-VIN 042426
	4A3AB26F45E042426	8/1/2005	17,104
212	2005 MITSUBISHI GALANT DE #35-VIN071352
	4A3AB26F35E071352	8/1/2005	17,104
23006017	2007 WHITE FORD FREESTAR CARGO VAN - VIN 31370
	2FTZA54227BA31370	11/1/2006	17,447
23006018A	2006 WHITE FORD TAURUS-VIN 150511
	1FAFP53U26A150511	9/1/2006	13,865
23006018B	2004 GMC SAVANA 2500 - VIN 911974
	1FTGG25V241911974	11/1/2006	16,612
23007008A	2007 HYUNDAI ACCENT VIN#035185
	KMHCM36C97U035185	6/1/2007	13,822
23007008B	2007 HYUNDAI ACCENT VIN#040637
	KMHCM36CX7U040637	6/1/2007	13,822
23007008C	2007 HYUNDAI ELANTRA VIN#173676
	KMHDU46D17U173676	6/1/2007	16,738
23009006	2009 FORD FOCUS (CASH FOR CLUNKERS)
	1FAHP35N99W207961	8/1/2009	12,811
Subtotal: Bloomington (16)			186,825
Company Name: Coos Bay
000007	1991 TOYOTA BOX TRUCK-Appraised 7/1/96-VIN 023026
	JT5VN94TOM0023026	6/1/2005	900
23106006	2006 FORD E250 CARGO VAN-VIN 06199
	1FTNE24L96HA06199	12/1/2005	23,784
23109002	2008 FORD VAN
	1FTNE14W38DA91913	3/1/2009	14,577
23111001	2007 FORD E 150 CARGO VAN
	1FTNE14LX7DA63160	12/1/2010	14,884
Subtotal: Coos Bay (4)			54,145
Company Name: Flagstaff
23306004	2003 CHEVROLET ASTRO VAN-VIN 134105
	1GNEL19X93B134105	6/1/2006	14,935
Subtotal: Flagstaff (1)			14,935
Company Name: Hanford
000199	Vehicle: 1997 Chevrolet S-10 Pickup Truck -Selma Acquisition 8/7/2000-VIN 212668
	1GCCS1441VK212668	6/1/2005	1,380
000200	Vehicle: 1996 Ford Van - Selma Acquisition 8/7/2000-VIN 01713
	1FTJE34HOTHA01713	6/1/2005	1,380
000216	1999 Isuzu 15’ Van (used) - 12-001-02-VIN 002255
	JALB4B145X7002255	6/1/2005	16,740
000247	2006 FORD E250 ECONOLINE VAN-CIRC-VIN 21245
	1FTNS24L96HA21245	7/1/2005	24,534

23408005	2007 TOYOTA TACOMA P
	5TENX22N67Z454589	12/1/2007	18,367
23409003A	2008 GMC TC5500 REGULAR CAB 2WD
	1GDEC1958F413834	9/1/2009	41,975
Subtotal: Hanford (6)			104,376
Company Name: Napa Valley Publishing
000200	2000 USED GMC DELIVERY TRUCK- 14-003-02-VIN 129867
	1GDJG31R5Y1129867	6/1/2005	11,850
Subtotal: Napa Valley Publishing (1)			11,850
Company Name: Park Hills - Farmington
000034	1997 USED ECONOLINE 3/4 TON Cargo Van - 48-001-02
	1FTHS24L7VHB95620	6/1/2005	3,930
Subtotal: Park Hills - Farmington (1)			3,930
Company Name: PD - Herald
001667	1999 FORD TAURUS - VIN 239862
	1FAFP53S5XA239862	6/1/2005	1,330
Subtotal: PD - Herald (1)			1,330
Company Name: PD - PDLLC
000223.2	2004 Nissan Sentra - VIN 897881
	3N1CB51D14L897881	6/1/2005	8,232
000223.4	2004 Nissan Sentra - VIN 482860
	3N1CB51D04L482860	6/1/2005	8,232
000258.1	2005 Nissan Sentra - VIN 489327
	3N1CB51D45L489327	6/1/2005	12,219
000258.2	2005 Nissan Sentra - VIN 484550
	3N1CB51D45L484550	6/1/2005	12,219
000258.3	2005 Nissan Sentra - VIN 474196
	3N1CB51D65L474196	6/1/2005	12,219
000258.4	2005 Nissan Sentra - VIN 479073
	3N1CB51D45L479073	6/1/2005	12,219
000258.5	2005 Nissan Sentra - VIN 489061
	3N1CB51D35L489061	6/1/2005	12,219
22006016A	2006 NISSAN SENTRA - VIN 608793
	3N1CB51D36L608793	9/1/2006	14,775
22006016B	2006 NISSAN SENTRA - VIN 623355
	3N1CB51DX6L623355	9/1/2006	14,775
22006016C	2006 NISSAN SENTRA - VIN 570926
	3N1CB51D26L570926	9/1/2006	14,774
22006016D	2006 NISSAN SENTRA - VIN 582378
	3N1CB51D26L582378	9/1/2006	14,774
22006105	2006 NISSAN SENTRA - VIN 611609
	3N1CB51DX6L611609	9/1/2006	15,017
Subtotal: PD - PDLLC (12)			151,674
Company Name: PD - Pulitzer Agency
001667	1999 FORD TAURUS - VIN 239862
	1FAFP53S5XA239862	6/1/2005	1,330

Subtotal: PD - Pulitzer Agency (1)			1,330
Company Name: Provo
000395	1999 INTERNATIONAL VAN 24 FT - Lease Buy Out: Diesel Dry Van Unit 902942 - 10-011-01-VIN 234868
	1HTSCABM9YH234868	6/1/2005	22,760
1000405	1999 FORD WINDSTAR - RED W/COMPUTER HW & PRINTER
	2FMZA5141XBA48386	8/1/2005	16,445
23807004	2007 GMC DIESEL TRUCK
	1GDJ6C1347F401308	5/1/2007	69,153
Subtotal: Provo (3)			108,358
Company Name: Santa Maria
000125	1998 Ford Van Model E450-VIN 03472
	1FDXE47S7WHC03472	6/1/2005	7,480
000137	Truck (addendum) Signage-VIN 461998
	3FRNF65RX7V461998	6/1/2005	120
000271.2	1994 FORD Lompoc Acquisition - Vehicles 1/31/2001-VIN 15827
	1FTJE34HXRHC15827	6/1/2005	1,580
000323	1997 CHEVY VAN- Santa Ynez Acquisition 7/2/2004-VIN 002408
	1GCGG29R6V1002408	6/1/2005	2,430
1900605	2003 FORD DELIVERY VAN-VIN 01466
	1FDWE35LXB01466	6/1/2005	12,942
24007005	2007 FORD F650 TRUCK
	3FRNF65RX7V461998	12/1/2006	62,895
24011101	2011 WHITE F150 TRUCK
	1FTMF1CM9BFB33540	7/1/2011	25,981
Subtotal: Santa Maria (7)			113,428
TOTAL PULITZER ENTITIES			752,181

TABLE OF CONTENTS

		Page
ARTICLE I SECURITY INTERESTS		2

1.1	Grant of Security Interests	2
1.2	Lien Subordination; Bailee for Perfection	5
1.3	Power of Attorney	6

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS		6

2.1	Necessary Filings	6
2.2	No Liens	7
2.3	Other Financing Statements	7
2.4	Chief Executive Office, Record Locations	7
2.5	[RESERVED]	7
2.6	Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc	7
2.7	[RESERVED]	8
2.8	Certain Significant Transactions	8
2.9	Non-UCC Property	8
2.10	As-Extracted Collateral; Timber-to-be-Cut	9
2.11	Collateral in the Possession of a Bailee	9
2.12	Recourse	9
2.13	Certain Representations and Warranties Regarding Certain Collateral	9

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL		10

3.1	Additional Representations and Warranties	10
3.2	Maintenance of Records	10
3.3	Direction to Account Debtors; Contracting Parties; etc	11
3.4	Modification of Terms; etc	11
3.5	Collection	11
3.6	Instruments	12
3.7	Assignors Remain Liable Under Accounts	12
3.8	Assignors Remain Liable Under Contracts	12
3.9	Deposit Accounts; Etc	12
3.10	Letter-of-Credit Rights	14
3.11	Commercial Tort Claims	14
3.12	Chattel Paper	14
3.13	Further Actions	14

(i)

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES		15

4.1	Additional Representations and Warranties	15
4.2	Licenses and Assignments	15
4.3	Infringements	15
4.4	Preservation of Marks	16
4.5	Maintenance of Registration	16
4.6	Future Registered Marks and Domain Names	16
4.7	Remedies	16

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS		17

5.1	Additional Representations and Warranties	17
5.2	Licenses and Assignments	17
5.3	Infringements	17
5.4	Maintenance of Patents or Copyrights	18
5.5	Prosecution of Patent or Copyright Applications	18
5.6	Other Patents and Copyrights	18
5.7	Remedies	18

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL		18

6.1	Protection of Collateral Agent’s Security	18
6.2	Warehouse Receipts Non-Negotiable	19
6.3	Additional Information	19
6.4	Further Actions	19
6.5	Financing Statements	20

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT		21

7.1	Remedies; Obtaining the Collateral Upon Default	21
7.2	Remedies; Disposition of the Collateral	23
7.3	Waiver of Claims	23
7.4	Application of Proceeds	24
7.5	Remedies Cumulative	24
7.6	Discontinuance of Proceedings	25

ARTICLE VIII INDEMNITY		25

8.1	Indemnity	25
8.2	Indemnity Obligations Secured by Collateral; Survival	26

ARTICLE IX DEFINITIONS		26

ARTICLE X MISCELLANEOUS		33

10.1	Notices	33
10.2	Waiver; Amendment	34
10.3	Obligations Absolute	34

(ii)

10.4	Successors and Assigns	34
10.5	Headings Descriptive	35
10.6	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.	35
10.7	Assignor’s Duties	36
10.8	Termination; Release	36
10.9	Counterparts	37
10.10	Severability	37
10.11	The Collateral Agent and the other Secured Creditors	37
10.12	Additional Assignors	38
10.13	Intercreditor Agreements	38

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office

ANNEX B	[Reserved]

ANNEX C	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location, Organizational Identification Numbers and Federal Employer Identification Numbers

ANNEX D	[Reserved]

ANNEX E	Description of Certain Significant Transactions Occurring Within One Year Prior to the Date of the Security Agreement

ANNEX F	Schedule of Deposit Accounts

ANNEX G	Form of Control Agreement Regarding Deposit Accounts

ANNEX H	Schedule of Commercial Tort Claims

ANNEX I	Schedule of Marks and Applications; Internet Domain Name Registrations

ANNEX J	Schedule of Patents

ANNEX K	Schedule of Copyrights

ANNEX L	Grant of Security Interest in United States Trademarks

ANNEX M	Grant of Security Interest in United States Patents

ANNEX N	Grant of Security Interest in United States Copyrights

ANNEX O	Schedule of Stock

ANNEX P	Schedule of Notes

ANNEX Q	Schedule of Limited Liability Company Interests

ANNEX R	Schedule of Partnership Interests

ANNEX S	Form of Agreement Regarding Uncertificated Securities, Limited Liability

Company Interests and Partnership Interests

ANNEX T	Schedule of Chattel Paper, Instruments and Certificated Securities

ANNEX U	Schedule of Securities Accounts and Commodity Accounts

ANNEX V	Schedule of Motor Vehicles and Equipment Subject to a Certificate of Title

(iii)

ANNEX K-4

Copyright Office printouts re: “Pantagraph” Serials

Type of Work:	Serial

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1997

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Nov96 (30 issues); Claimant: the Pantagraph. Pub. 1-30 Nov96; Reg. 1997-01-10; TX0004376402
Dec96 (31 issues); Claimant: the Pantagraph. Pub. 1-31 Dec96; Reg. 1997-01-13; TX0004399559
Oct96 (30 issues) Claimant: the Pantagraph. (CO correspondence.); Pub. 1-31Oct96; Reg. 1997-02-03; TX0004419798
Sep96 (30 issues) Claimant: the Pantagraph. (CO correspondence.); Pub. 1-30Sep96; Reg. 1997-02-10; TX0004418572
Jan97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Jan97; Reg. 1997-02-18; TX0004418568
Feb97 (28 issues); Claimant: the Pantagraph. Pub. 1-28Feb97; Reg. 1997-03-28; TX0004453023
Mar97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Mar97; Reg. 1997-04-10; TX0004458800
Apr97 (30 issues); Claimant: the Pantagraph. Pub. 1-30Apr97; Reg. 1997-05-12; TX0004512962
May97 (31 issues); Claimant: the Pantagraph. Pub. 1-31May97; Reg. 1997-06-09; TX0004491703
Jun97 (30 issues); Claimant: the Pantagraph. Pub. 1-30Jun97; Reg. 1997-08-04; TX0004519477
Jul97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Jul97; Reg. 1997-08-14; TX0004520988
Aug97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Aug97; Reg. 1997-09-16; TX0004536239
Sep97 (30 issues); Claimant: the Chronicle Publishing Company. Pub. 1-30Sep97; Reg. 1997-10-09; TX0004548879
Oct97 (31 issues); Claimant: the Chronicle Publishing Company. Pub. 1-31Oct97; Reg. 1997-11-14; TX0004569495
Nov97 (30 issues); Claimant: the Chronicle Publishing Company. Pub. 1-30Nov97; Reg. 1997-12-11; TX0004593053

Names:	Chronicle Publishing Company Pantagraph

Type of Work:	Serial

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1996

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Pantagraph.

Issues Registered:	Dec95 (30 issues); Pub. 1-31Dec95; Reg. 1996-01-03; TX0004181180
Jan96 (31 issues); Pub. 1-31Jan96; Reg. 1996-02-02; TX0004184982
Feb96 (29 issues); Pub. 1-29Feb96; Reg. 1996-03-18; TX0004161551
Mar96 (31 issues); Pub. 1-31Mar96; Reg. 1996-04-09; TX0004211579
Apr96 (30 issues); Pub. 1-30Apr96; Reg. 1996-05-06; TX0004224975
May96 (31 issues); Pub. 1-31May96; Reg. 1996-06-10; TX0004273622
Jun96 (30 issues); Pub. 1-30Jun96; Reg. 1996-07-08; TX0004301676
Jul96 (31 issues); Pub. 1-31Jul96; Reg. 1996-08-12; TX0004306889
Aug96 (31 issues); Pub. 1-31Aug96; Reg. 1996-09-12; TX0004320534

Names:	Pantagraph
Chronicle Publishing Company

Type of Work:	Serial

Application Title:	The pantagraph.

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1995

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Jan95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jan95; Reg. 1995-03-08; TX0004101341
May95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31May95; Reg. 1995-06-22; TX0004150580
Jun95 (30 issues); Claimant: Chronicle Publishing Company. Pub. 1-30Jun95; Reg. 1995-08-09; TX0004150587
Jul95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jul95; Reg. 1995-08-25; TX0004101884
Aug95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Aug95; Reg. 1995-09-27; TX0004101856
Sep95 (30 issues); Claimant: Pantagraph. Pub. 1-30Sep95; Reg. 1995-11-06; TX0004152106
Oct95 (31 issues); Claimant: Pantagraph. Pub. 1-31Oct95; Reg. 1995-12-11; TX0004166026
Nov95 (30 issues); Claimant: Pantagraph. Pub. 1-30Nov95; Reg. 1995-12-13; TX0004156397

Names:	Chronicle Publishing Company. Pantagraph
Chronicle Publishing Company

Type of Work:	Serial

Title:	The pantagraph, Bloomington, IL.

Serial Publication Year:	1994

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Nov93 (30 issues); Claimant: Pantagraph. Pub. 1-30Nov93; Reg. 1994-01-31; TX0003754643
Dec93 (31 issues); Claimant: Pantagraph. Pub. 1-31Dec93; Reg. 1994-01-31; TX0003754699
Feb94 (28 issues); Claimant: Pantagraph. Pub. 1-28Feb94; Reg. 1994-04-04; TX0003773868
Mar94 (31 issues); Claimant: Pantagraph. Pub. 1-31Mar94; Reg. 1994-04-25 TX0003774474
Apr94 (30 issues); Claimant: Pantagraph. Pub. 1-30Apr94; Reg. 1994-06-06; TX0003915914
May94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31May94; Reg. 1994-07-05; TX0003863642
Jun94 (30 issues); Claimant: Pantagraph, a division of The Chronicle Publishing Company. Pub. 1-30Jun94; Reg. 1994-08-08; TX0003909671
Jul94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jul94; Reg. 1994-08-31; TX0003915904
Aug94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Aug94; Reg. 1994-09-29; TX0003915956
Sep94 (30 issues); Claimant: Chronicle Publishing Company. Pub. 1-30Sep94; Reg. 1994-11-17; TX0003946933
Oct94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Oct94; Reg. 1994-11-30; TX0003949036

Names:	Chronicle Publishing Company. Pantagraph Chronicle Publishing Company Pantagraph

Type of Work:	Serial

Title:	The pantagraph, Bloomington, IL.

Serial Publication Year:	1993

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Pantagraph.

Issues Registered:	Dec92 (31 issues); Pub. 1-31Dec92; Reg. 1993-02-10; TX0003527412
Feb93 (28 issues); Pub. 1-28Feb93; Reg. 1993-03-24; TX0003629829
Mar93 (31 issues); Pub. 1-31Mar93; Reg. 1993-04-29; TX0003629842
Jan93 (31 issues); Pub. 1-31Jan93; Reg. 1993-04-30; TX0003562111
Apr93 (30 issues); Pub. 1-30Apr93; Reg. 1993-06-01; TX0003562119
May93 (31 issues); Pub. 1-31May93; Reg. 1993-06-25; TX0003629844
Jun93 (30 issues); Pub. 1-30Jun93; Reg. 1993-07-19; TX0003630172
Jul93 (31 issues); Pub. 1-31Jul93; Reg. 1993-09-16; TX0003694384
Aug93 (31 issues); Pub. 1-31Aug93; Reg. 1993-11-15; TX0003694326
Sep93 (30 issues); Pub. 1-30Sep93; Reg. 1993-11-15; TX0003694336
Oct93 (31 issues); Pub. 1-31Oct93; Reg. 1993-12-10; TX0003703644

Names:	Pantagraph

ANNEX K-5

Copyright Office printout re: St. Louis Post-Dispatch LLC Serials

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2010

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Dec10 (31 issues) Pub. 1-31Dec10; Reg. 2011-03-14; TX0006772913

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2009

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Jan09 (31 issues) Pub. 1-31Jan09; Reg. 2010-02-23; TX0006701721
Feb09 (28 issues) Pub. 1-28Feb09; Reg. 2010-02-23; TX0006701720
May09 (31 issues) Pub. 1-31May09; Reg. 2010-02-26; TX0006701705
Jun09 (30 issues) Pub. 1-30Jun09; Reg. 2010-02-26; TX0006701703

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	2008

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Feb08 (29 issues) Pub. 1-29Feb08; Reg. 2008-08-19; TX0006662636
Mar08 (31 issues) Pub. 1-31Mar08; Reg. 2008-08-19; TX0006662631
Jun08 (30 issues) Pub. 1-30Jun08; Reg. 2008-11-06; TX0006664659
Jul08 (31 issues) Pub. 1-31Jul08; Reg. 2008-10-10; TX0006665200
Aug08 (31 issues) Pub. 1-31Aug08; Reg. 2008-03-19; TX0006631686
Sep08 (30 issues) Pub. 1-30Sep08; Reg. 2009-03-19; TX0006679613
Oct08 (31 issues) Pub. 1-31Oct08; Reg. 2009-03-19; TX0006631646
Nov08 (30 issues) Pub. 1-30Nov08; Reg. 2008-09-03; TX0006665114
Nov08 (30 issues) Pub. 1-30Nov08; Reg. 2009-06-30; TX0006680132
Dec08 (31 issues) Pub. 1-31Dec08; Reg. 2009-06-30; TX0006680131

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2007

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Jan07 (28 issues) Pub. 1-31Jan07; Reg. 2007-04-19; TX0006613950
Feb07 (28 issues) Pub. 1-28Feb07; Reg. 2007-06-20; TX0006587939
Apr07 (30 issues) Pub. 1-30Apr07; Reg. 2007-09-25; TX0006630392
May07 (28 issues) Pub. 1-31May07; Reg. 2007-09-25; TX0006630346
Jun07 (30 issues) Pub. 1-30Jun07; Reg. 2007-09-25; TX0006630455
Jul07 (31 issues) Pub. 1-31Jul07; Reg. 2008-01-03; TX0006645705
Aug07 (31 issues) Pub. 1-31Aug07; Reg. 2008-05-02; TX0006646978
Sep07 (30 issues) Pub. 1-30Sep07; Reg. 2008-05-06; TX0006662391

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2006

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Nov05 (30 issues); Pub. 1-30Nov05; Reg. 2006-03-24; TX0006330118
Dec05 (31 issues); Pub. 1-31Dec05; Reg. 2006-04-27; TX0006334966
Jan06 (31 issues); Pub. 1-31Jan06; Reg. 2006-05-01; TX0006344701
Feb06 (28 issues); Pub. 1-28Feb06; Reg. 2006-05-26; TX0006353937
Mar06 (31 issues); Pub. 1-31Mar06; Reg. 2006-06-22; TX0006422177
Jun06 (30 issues); Pub. 1-30Jun06; Reg. 2007-04-12; TX0006550458
Jul06 (31 issues); Pub. 1-31Jul06; Reg. 2006-11-13; TX0006661267
Aug06 (31 issues); Pub. 1-31Aug06; Reg. 2007-04-12; TX0006550552
Sep06 (30 issues); Pub. 1-30Sep06; Reg. 2007-04-12; TX0006550567
Oct06 (31 issues); Pub. 1-31Oct06; Reg. 2007-04-12; TX0006550498
Nov06 (30 issues); Pub. 1-30Nov06; Reg. 2007-02-27; TX0006550485
Dec06 (31 issues); Pub. 1-31Dec06; Reg. 2007-03-19; TX0006550545

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2005

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes :	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Sep04 (30 issues); Pub. 1-30Sep04; Reg. 2005-01-28; TX0006211094
Oct04 (31 issues); Pub. 1-31Oct04; Reg. 2005-01-28; TX0006211118
Aug04 (31 issues); Pub. 1-31Aug04; Reg. 2005-03-16; TX0006211117
Jan05 (31 issues); Pub. 1-31Jan05; Reg. 2005-06-24; TX0006237263
Feb05 (28 issues); Pub. 1-28Feb05; Reg. 2005-06-24; TX0006332310
Mar05 (31 issues); Pub. 1-31Mar05; Reg. 2005-06-30; TX0006215820
Nov04 (30 issues); Pub. 1-30 Nov04; Reg. 2005-08-11; TX0006197962
Dec04 (31 issues); Pub. 1-31 Dec04; Reg. 2005-08-11; TX0006197961
Oct05 (31 issues); Pub. 1-31Oct05; Reg. 2005-09-27; TX0006331227
Apr05 (30 issues); Pub. 1-30Apr05; Reg. 2005-11-14; TX0006332308
May05 (31 issues); Pub. 1-31May05; Reg. 2005-11-14; TX0006285656
Jun05 (30 issues); Pub. 1-30 Jun05; Reg. 2005-12-30; TX0006290960
Jul05 (31 issues); Pub. 1-31Jul05; Reg. 2005-12-30; TX0006290970
Aug05 (31 issues); Pub. 1-31Aug05; Reg. 2005-12-30; TX0006299088
Sep05 (30 issues); Pub. 1-30Sep05; Reg. 2005-12-30; TX0006290961

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2004

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Sep03 (30 issues); Pub. 1-30Sep03; Reg. 2004-02-13; TX0005902665
Oct03 (31 issues); Pub. 1-31Oct03; Reg. 2004-02-13; TX0005902669
Dec03 (31 issues); Pub. 1-31Dec03; Reg. 2004-05-04; TX0005964850
Jan04 (31 issues); Pub. 1-31Jan04; Reg. 2004-05-04; TX0005964849
Feb04 (29 issues); Pub. 1-29Feb04; Reg. 2004-10-07; TX0006052639
Mar04 (31 issues); Pub. 1-31Mar04; Reg. 2004-10-07; TX0006069425
Apr04 (30 issues); Pub. 1-30Apr04; Reg. 2004-10-07; TX0006069423
Jun04 (30 issues); Pub. 1-30Jun04; Reg. 2004-10-07; TX0006069424

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2003

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Apr03 (30 issues) (CO correspondence.); Pub. 1-30Apr03; Reg. 2003-08-04; TX0005892260
May03 (31 issues) (CO correspondence.); Pub. 1-31May03; Reg. 2003-08-04; TX0005892257
Jun03 (30 issues) (CO correspondence.); Pub. 1-30Jun03; Reg. 2003-08-04; TX0005892258
Jul03 (31 issues) (CO correspondence.); Pub. 1-31Jul03; Reg. 2003-08-04; TX0005892259
Aug03 (31 issues); Pub. 1-31Aug03; Reg. 2003-12-13; TX0005983568

Other Title:	The Saint Charles (Mo.) pest

Names:	Saint Louis Post-Dispatch

ANNEX K-6

Copyright Office printout re: Pulitzer Inc. Serials

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1992

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Copyright Note:	No issues recorded for year

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch
Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1982

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Copyright Note:	No issues recorded for year

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch
Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	15Jan79. Created 1979; Pub. 1979-01-15; Reg. 1979-01-30; TX0000184431

16Jan79. Created 1979; Pub. 1979-01-16; Reg. 1979-01-30; TX0000181963

17Jan79. Created 1979; Pub. 1979-01-17; Reg. 1979-01-30; TX0000184427

18Jan79. Created 1979; Pub. 1979-01-18; Reg. 1979-01-30; TX0000175533

19Jan79. Created 1979; Pub. 1979-01-19; Reg. 1979-01-30; TX0000184428

22Jan79. Created 1979; Pub. 1979-01-22; Reg. 1979-02-02; TX0000179719

23Jan79. Created 1979; Pub. 1979-01-23; Reg. 1979-02-02; TX0000179713

24Jan79. Created 1979; Pub. 1979-01-24; Reg. 1979-02-02; TX0000179714

25Jan79. Created 1979; Pub. 1979-01-25; Reg. 1979-02-02; TX0000179715

26Jan79. Created 1979; Pub. 1979-01-26; Reg. 1979-02-02; TX0000179716

29Jan79. Created 1979; Pub. 1979-01-29; Reg. 1979-02-12; TX0000189475

30Jan79. Created 1979; Pub. 1979-01-30; Reg. 1979-02-12; TX0000193278

31Jan79. Created 1979; Pub. 1979-01-31; Reg. 1979-02-12; TX0000189476

1Feb79. Created 1979; Pub. 1979-02-01; Reg. 1979-02-12; TX0000193274

2Feb79. (C.O. correspondence.) Created 1979; Pub. 1979-02-02; Reg. 1979-02-12; TX0000340121

5Feb79. Created 1979; Pub. 1979-02-05; Reg. 1979-02-23; TX0000197823

6Feb79. Created 1979; Pub. 1979-02-06; Reg. 1979-02-23; TX0000197821

7Feb79. Created 1979; Pub. 1979-02-07; Reg. 1979-02-23; TX0000197822

8Feb79. Created 1979; Pub. 1979-02-08; Reg. 1979-02-23; TX0000193277

9Feb79. Created 1979; Pub. 1979-02-09; Reg. 1979-02-23; TX0000193276

12Feb79. Created 1979; Pub. 1979-02-12; Reg. 1979-02-26; TX0000193283

13Feb79. Created 1979; Pub. 1979-02-13; Reg. 1979-02-26; TX0000197819

14Feb79. Created 1979; Pub. 1979-02-14; Reg. 1979-02-26; TX0000193282

15Feb79. Created 1979; Pub. 1979-02-15; Reg. 1979-02-26; TX0000193280

16Feb79. Created 1979; Pub. 1979-02-16; Reg. 1979-02-26; TX0000197820

19Feb79. Created 1979; Pub. 1979-02-19; Reg. 1979-03-02, TX0000197830

20Feb79. Created 1979; Pub. 1979-02-20; Reg. 1979-03-02; TX0000197829

21Feb79. Created 1979; Pub. 1979-02-21; Reg. 1979-03-02; TX0000197828

22Feb79. Created 1979; Pub. 1979-02-22; Reg. 1979-03-02; TX0000197826

23Feb79. Created 1979; Pub. 1979-02-23; Reg. 1979-03-02, TX0000197827

26Feb79. Created 1979; Pub. 1979-02-26; Reg. 1979-03-08; TX0000197837

27Feb79. Created 1979; Pub. 1979-02-27; Reg. 1979-03-08; TX0000197836

28Feb79. Created 1979; Pub. 1979-02-28; Reg. 1979-03-08; TX0000197835

1Mar79. Created 1979; Pub. 1979-03-01; Reg. 1979-03-08; TX0000197834

2Mar79. Created 1979; Pub. 1979-03-02; Reg. 1979-03-08; TX0000197833

5Mar79. Created 1979; Pub. 1979-03-05; Reg. 1979-03-16; TX0000205847

6Mar79. Created 1979; Pub. 1979-03-06; Reg. 1979-03-16; TX0000205848

7Mar79. Created 1979; Pub. 1979-03-07; Reg. 1979-03-16; TX0000205849

8Mar79. Created 1979; Pub. 1979-03-08; Reg. 1979-03-16; TX0000205850

9Mar79. Created 1979; Pub. 1979-03-09; Reg. 1979-03-16; TX000020585

12Mar79. Created 1979; Pub. 1979-03-12; Reg. 1979-03-23; TX0000213475

13Mar79. Created 1979; Pub. 1979-03-13; Reg. 1979-03-23; TX0000213476

14Mar79. Created 1979; Pub. 1979-03-14; Reg. 1979-03-23; TX0000213470

15Mar79. Created 1979; Pub. 1979-03-15; Reg. 1979-03-23; TX0000213471

16Mar79. Created 1979; Pub. 1979-03-16; Reg. 1979-03-23; TX0000213472

19Mar79. Created 1979; Pub. 1979-03-19; Reg. 1979-04-02; TX0000236426

20Mar79. Created 1979; Pub. 1979-03-20; Reg. 1979-04-02; TX0000209602

21Mar79. Created 1979; Pub. 1979-03-21; Reg. 1979-04-02; TX0000213469

22Mar79. Created 1979; Pub. 1979-03-22; Reg. 1979-04-02; TX0000213478

23Mar79. Created 1979; Pub. 1979-03-23; Reg. 1979-04-02; TX0000213477

26Mar79. Created 1979; Pub. 1979-03-26; Reg. 1979-04-09; TX0000218764

27Mar79. Created 1979; Pub. 1979-03-27; Reg. 1979-04-09 TX0000218761

28Mar79. Created 1979; Pub. 1979-03-28; Reg. 1979-04-09; TX0000218762

29Mar79. Created 1979; Pub. 1979-03-29; Reg. 1979-04-09; TX0000218763

30Mar79. Created 1979; Pub. 1979-03-30; Reg. 1979-04-09; TX0000218765

2Apr79. Created 1979; Pub. 1979-04-02; Reg. 1979-08-17; TX0000307776

3Apr79. Created 1979; Pub. 1979-04-03; Reg. 1979-08-17; TX0000307775

4Apr79. Created 1979; Pub. 1979-04-04; Reg. 1979-08-17; TX0000307771

5Apr79. Created 1979; Pub. 1979-04-05; Reg. 1979-08-17 TX0000307774

6Apr79. Created 1979; Pub. 1979-04-06; Reg. 1979-08-17; TX0000307773

9Apr79. Created 1979; Pub. 1979-04-09; Reg. 1979-04-23; TX0000232980

10Apr79. Created 1979; Pub. 1979-04-10; Reg. 1979-04-23; TX0000232986

11Apr79. Created 1979; Pub. 1979-04-11; Reg. 1979-04-23; TX0000232981

12Apr79. Created 1979; Pub. 1979-04-12; Reg. 1979-04-23; TX0000232982

13Apr79. Created 1979; Pub. 1979-04-13; Reg. 1979-04-23; TX0000232984

16Apr79. Created 1979; Pub. 1979-04-16; Reg. 1979-04-30; TX0000244018

17Apr79. Created 1979; Pub. 1979-04-17; Reg. 1979-04-30; TX0000244014

18Apr79. (C.O. correspondence.) Created 1979; Pub 1979-04-18; Reg. 1979-04-30; TX0000244017

19Apr79. Created 1979; Pub. 1979-04-19; Reg. 1979-04-30; TX0000244016 .

20Apr79. Created 1979; Pub. 1979-04-20; Reg. 1979-04-30; TX0000244015

23Apr79. Created 1979; Pub. 1979-04-23; Reg. 1979-05-07; TX0000232992

24Apr79. Created 1979; Pub. 1979-04-24; Reg. 1979-05-07; TX0000232988

25Apr79. Created 1979; Pub. 1979-04-25; Reg. 1979-05-07; TX0000232989

26Apr79. Created 1979; Pub. 1979-04-26; Reg. 1979-05-07; TX0000232990

27Apr79. Created 1979; Pub. 1979-04-27; Reg. 1979-05-07; TX0000232991

30Apr79. Created 1979; Pub. 1979-04-30; Reg. 1979-05-11; TX0000241311

lMay79. Created 1979; Pub. 1979-05-01; Reg. 1979-05-11; TX0000241310

2May79. Created 1979; Pub. 1979-05-02; Reg. 1979-05-11; TX0000241308

3May79. Created 1979; Pub. 1979-05-03; Reg. 1979-05-11; TX0000241309

4May79. Created 1979; Pub. 1979-05-04; Reg. 1979-05-11; TX0000241307

7May79. Created 1979; Pub. 1979-05-07; Reg. 1979-05-21; TX0000241303

8May79. Created 1979; Pub. 1979-05-08; Reg. 1979-05-21; TX0000241302

9May79. dCR 1979; Pub. 1979-05-09; Reg. 1979-05-21; TX0000241298

10May79. Created 1979; Pub. 1979-05-10; Reg. 1979-05-21; TX0000241299

11May79. Photocopy deposited. (C.O. correspondence.) Created 1979; Pub. 1979-05-11; Reg. 1979-11-14; TX0000373304

14May79. Created 1979; Pub. 1979-05-14; Reg. 1979-05-29; TX0000254586

15May79. Created 1979; Pub. 1979-05-15; Reg. 1979-05-29; TX0000254585

16May79. Created 1979; Pub. 1979-05-16; Reg. 1979-05-29; TX0000254584

17May79. Created 1979; Pub. 1979-05-17; Reg. 1979-05-29; TX0000254589

18May79. Created 1979; Pub. 1979-05-18; Reg. 1979-05-29; TX0000254590

21May79. Created 1979; Pub. 1979-05-21; Reg. 1979-06-06; TX0000254591

22May79. Created 1979; Pub. 1979-05-22; Reg. 1979-06-06; TX0000316433

23May79. Created 1979; Pub. 1979-05-23; Reg. 1979-06-06; TX0000254593

24May79. Created 1979; Pub. 1979-05-24; Reg. 1979-06-06; TX0000254594

25May79. Created 1979; Pub. 1979-05-25; Reg. 1979-06-06; TX0000262102

29May79. Created 1979; Pub. 1979-05-29; Reg. 1979-06-11; TX0000275451

30May79. Created 1979; Pub. 1979-05-30; Reg. 1979-06-11; TX0000275450

4Jun79. Created 1979; Pub. 1979-06-04; Reg. 1979-06-18; TX0000271689

5Jun79. Created 1979; Pub. 1979-06-05; Reg. 1979-06-18; TX0000271688

6Jun79. Created 1979; Pub. 1979-06-06; Reg. 1979-06-18; TX0000271687

7Jun79. Created 1979; Pub. 1979-06-07; Reg. 1979-06-18; TX0000271677

8Jun79. Created 1979; Pub. 1979-06-08; Reg. 1979-06-18; TX0000271676

11Jun79. Created 1979; Pub. 1979-06-11; Reg. 1979-06-22; TX0000271690

12Jun79. Created 1979; Pub. 1979-06-12; Reg. 1979-06-22; TX0000271680

13Jun79. Created 1979; Pub. 1979-06-13; Reg. 1979-06-22; TX0000271681

14Jun79. Created 1979; Pub. 1979-06-14; Reg. 1979-06-22; TX0000271682

15Jun79. Created 1979; Pub. 1979-06-15; Reg. 1979-06-22; TX0000271679

18Jun79. Created 1979; Pub. 1979-06-18; Reg. 1979-06-29; TX0000271673

19Jun79. Created 1979; Pub. 1979-06-19; Reg. 1979-06-29; TX0000271672

20Jun79. Created 1979; Pub. 1979-06-20; Reg. 1979-06-29; TX0000271685

21Jun79. Created 1979; Pub. 1979-06-21; Reg. 1979-06-29; TX0000271684

22Jun79. Created 1979; Pub. 1979-06-22; Reg. 1979-06-29; TX0000271683

25Jun79. Created 1979; Pub. 1979-06-25; Reg. 1979-07-11; TX0000284757

26Jun79. Created 1979; Pub. 1979-06-26; Reg. 1979-06-11; TX0000284756

27Jun79. Created 1979; Pub. 1979-06-27; Reg. 1979-06-11; TX0000284755

28Jun79. Created 1979; Pub. 1979-06-28; Reg. 1979-06-11; TX0000284758

29Jun79. Created 1979; Pub. 1979-06-29; Reg. 1979-07-ll; TX0000321603

2Jul79. Created 1979; Pub. 1979-07-02; Reg. 1979-07-19; TX0000284748

3Jul79. Created 1979; Pub. 1979-07-03; Reg. 1979-07-19; TX0000284749

5Jul79. Created 1979; Pub. 1979-07-05; Reg. 1979-07-19; TX0000284750

6Jul79. Created 1979; Pub. 1979-07-06; Reg. 1979-06-19; TX0000284751

9Jul79. Created 1979; Pub. 1979-07-09; Reg. 1979-07-23; TX0000321600

10Jul79. Created 1979; Pub. 1979-07-10; Reg. 1979-07-23; TX0000321599

11Jul79. Created 1979; Pub. 1979-07-11; Reg. 1979-07-23; TX0000284754

12Jul79. Created 1979; Pub. 1979-07-12; Reg. 1979-07-23, TX0000321601

13Jul79. Created 1979; Pub. 1979-07-13; Reg. 1979-07-23; TX0000284747

16 Jul79. Created 1979; Pub. 1979-07-16; Reg. 1979-07-30; TX0000302287

17Jul79. Created 1979; Pub. 1979-07-17; Reg. 1979-07-30; TX0000302288

18Jul79. Created 1979; Pub. 1979-07-18; Reg. 1979-07-30; TX0000302289

19Jul79. Created 1979; Pub. 1979-07-19; Reg. 1979-07-30; TX0000302290

20Jul79. Created 1979; Pub. 1979-07-20; Reg. 1979-07-30; TX0000321596

23Jul79. Created 1979; Pub. 1979-07-23; Reg. 1979-08-07; TX0000304860

24Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-24; Reg. 1979-08-07; TX0000355808

25Jul79. Created 1979; Pub. 1979-07-25; Reg. 1979-08-07; TX0000304862

26Jul79. Created 1979; Pub. 1979-07-26; Reg. 1979-08-07; TX0000304861

27Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-27; Reg. 1979-08-07; TX0000368129

30Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-30; Reg. 1979-08-09; TX0000368126

31Jul79. Created 1979; Pub. 1979-07-31; Reg. 1979-08-09; TX0000304863

lAug79. Created 1979; Pub. 1979-08-01; Reg. 1979-08-09; TX0000304864

2Aug79. Created 1979; Pub. 1979-08-02; Reg. 1979-08-09; TX0000302284

3Aug79. Created 1979; Pub. 1979-08-03; Reg. 1979-08-09; TX0000302285

6Aug79. Created 1979; Pub. 1979-08-06; Reg. 1979-08-17; TX0000307781

7Aug79. Created 1979; Pub. 1979-08-07; Reg. 1979-08-17; TX0000307782

8Aug79. Created 1979; Pub. 1979-08-08; Reg. 1979-08-17; TX0000307783

9Aug79. Created 1979; Pub. 1979-08-09; Reg. 1979-08-17; TX0000307786

10Aug79. Created 1979; Pub. 1979-08-10; Reg. 1979-08-17; TX0000307785

13Aug79. Created 1979; Pub. 1979-08-13; Reg. 1979-08-27; TX0000307789

14Aug79. Created 1979; Pub. 1979-08-14; Reg. 1979-08-27; TX0000307788

15Aug79. Created 1979; Pub. 1979-08-15; Reg. 1979-08-27; TX0000307790

16Aug79. Created 1979; Pub. 1979-08-16; Reg. 1979-08-27; TX0000307791

17Aug79. Created 1979; Pub. 1979-08-17; Reg. 1979-08-27; TX0000307778

20Aug79. Created 1979; Pub. 1979-08-20; Reg. 1979-09-05; TX0000316427

21Aug79. Created 1979; Pub. 1979-08-21; Reg. 1979-09-05; TX0000316426

22Aug79. Created 1979; Pub. 1979-08-22; Reg. 1979-09-05; TX0000316428

23Aug79. Created 1979; Pub. 1979-08-23; Reg. 1979-09-05; TX0000316429

24Aug79. Created 1979; Pub. 1979-08-24; Reg. 1979-09-05; TX0000316432

4Sep79. Created 1979; Pub. 1979-09-04; Reg. 1979-09-17; TX0000328246

5Sep79. Created 1979; Pub. 1979-09-05; Reg. 1979-09-17; TX0000328245

6Sep79. Created 1979; Pub. 1979-09-06; Reg. 1979-09-17; TX0000328244

7Sep79. Created 1979; Pub. 1979-09-07; Reg. 1979-09-17; TX0000328243

11Sep79. Created 1979; Pub. 1979-09-11; Reg. 1979-09-26; TX0000383652

12Sep79. Created 1979; Pub. 1979-09-12; Reg. 1979-09-26; TX0000383649

14Sep79. Created 1979; Pub. 1979-09-14; Reg. 1979-09-26; TX0000383650

17Sep79. Created 1979; Pub. 1979-09-17; Reg. 1979-10-01; TX0000347614

18Sep79. Created 1979; Pub. 1979-09-18; Reg. 1979-10-01; TX0000360121

19Sep79. Created 1979; Pub. 1979-09-19; Reg. 1979-10-01; TX0000360122

20Sep79. Created 1979; Pub. 1979-09-20; Reg. 1979-10-01; TX0000347612

21Sep79. Created 1979; Pub. 1979-09-21; Reg. 1979-10-01; TX0000347615

24Sep79. Created 1979; Pub. 1979-09-24; Reg. 1979-10-09; TX0000351966

25Sep79. Created 1979; Pub. 1979-09-25; Reg. 1979-10-09; TX0000351964

26Sep79. Created 1979; Pub. 1979-09-26; Reg. 1979-10-09; TX0000351965

27Sep79. Created 1979; Pub. 1979-09-27; Reg. 1979-10-09; TX0000351967

28Sep79. Created 1979; Pub. 1979-09-28; Reg. 1979-10-09; TX0000351968

8Oct79. Created 1979; Pub. 1979-10-08; Reg. 1979-10-25; TX0000347611

9Oct79. Created 1979; Pub. 1979-10-09; Reg. 1979-10-25; TX0000347610

10Oct79. Created 1979; Pub. 1979-10-10; Reg. 1979-10-25; TX0000355799

11Oct79. Created 1979; Pub. 1979-10-11; Reg. 1979-10-25; TX0000355802

12Oct79. Created 1979; Pub. 1979-10-12; Reg. 1979-10-25; TX0000347609

15Oct79. Created 1979; Pub. 1979-10-15; Reg. 1979-11-01; TX0000351971

16Oct79. Created 1979; Pub. 1979-10-16; Reg. 1979-11-01; TX0000351975

17Oct79. Created 1979; Pub. 1979-10-17; Reg. 1979-11-01; TX0000351977

18Oct79. Created 1979; Pub. 1979-10-18; Reg. 1979-11-01; TX0000351973

19Oct79. Created 1979; Pub. 1979-10-19; Reg. 1979-11-01; TX0000351972

22Oct79. Created 1979; Pub. 1979-10-22; Reg. 1979-11-08; TX0000368130

24Oct79. Created 1979; Pub. 1979-10-24; Reg. 1979-11-08; TX0000355804

29Oct79. Created 1979; Pub. 1979-10-29; Reg. 1979-11-14; TX0000364061

30Oct79. Created 1979; Pub. 1979-10-30; Reg. 1979-11-14; TX0000364063

31Oct79. Created 1979; Pub. 1979-10-31; Reg. 1979-11-14; TX0000364064

1Nov79. Created 1979; Pub. 1979-11-01; Reg. 1979-11-14; TX0000364060

2Nov79. Created 1979; Pub. 1979-11-02; Reg. 1979-11-14; TX0000364062

5Nov79. Created 1979; Pub. 1979-11-05; Reg. 1979-11-19; TX0000360123

6Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-06; Reg. 1979-11-19; TX0000360117

7Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-07; Reg. 1979-11-19; TX0000360116

8Nov79. Created 1979; Pub. 1979-11-08; Reg. 1979-11-19; TX0000360120

9Nov79. Created 1979; Pub. 1979-11-09; Reg. 1979-11-19; TX0000360119

12Nov79. Created 1979; Pub. 1979-11-12; Reg. 1979-11-26; TX0000368137

13Nov79. Created 1979; Pub. 1979-11-13; Reg. 1979-11-26; TX0000368136

14Nov79. Created 1979; Pub. 1979-11-14; Reg. 1979-11-26; TX0000368135

15Nov79. Created 1979; Pub. 1979-11-15; Reg. 1979-11-26; TX0000368134

16Nov79. Created 1979; Pub. 1979-11-16; Reg. 1979-11-26; TX0000368131

19Nov79. Created 1979; Pub. 1979-11-19; Reg. 1979-12-04; TX0000373301

20Nov79. Created 1979; Pub. 1979-11-20; Reg. 1979-12-04; TX0000373302

23Nov79. Created 1979; Pub. 1979-11-23; Reg. 1979-12-04; TX0000368133

26Nov79. Created 1979; Pub. 1979-11-26; Reg. 1979-12-11; TX0000383657

27Nov79. Created 1979; Pub. 1979-11-27; Reg. 1979-12-11; TX0000383654

28Nov79. Created 1979; Pub. 1979-11-28; Reg. 1979-12-11; TX0000383653

29Nov79. Created 1979; Pub. 1979-11-29; Reg. 1979-12-11; TX0000383656

30Nov79. Created 1979; Pub. 1979-11-30; Reg. 1979-12-11; TX0000377001

3Dec79. Created 1979; Pub. 1979-12-03; Reg. 1979-12-14; TX0000377002

4Dec79. Created 1979; Pub. 1979-12-04; Reg. 1979-12-14; TX0000380440

5Dec79. Created 1979; Pub. 1979-12-05; Reg. 1979-12-14; TX0000380439

6Dec79. Created 1979; Pub. 1979-12-06; Reg. 1979-12-14; TX0000377004

10Dec79. Created 1979; Pub. 1979-12-10; Reg. 1979-12-27; TX0000380434

11Dec79. Created 1979; Pub. 1979-12-11; Reg. 1979-12-27; TX0000380435

12Dec79. Created 1979; Pub. 1979-12-12; Reg. 1979-12-27; TX0000380437

13Dec79. Created 1979; Pub. 1979-12-13; Reg. 1979-12-27; TX0000380436

14Dec79. Created 1979; Pub. 1979-12-14; Reg. 1979-12-27; TX0000380433

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1978

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-08-17; TX0000106599

19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-08-17; TX0000106600

20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-08-17; TX0000106601

21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-17; TX0000106602

24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-17; TX0O00106603

25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-17; TX0000106604

26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-17; TX0000106605

27Jul78. Created 1978; Pub. 1978-07-27; Reg. 1978-08-17; TX0000103418

28Jul78. Created 1978; Pub. 1978-07-28; Reg. 1978-08-17; TX0000103417

31Jul78. Created 1978; Pub. 1978-07-31; Reg. 1978-08-17; TX0000103416

lAug78. Created 1978; Pub. 1978-08-01; Reg. 1978-08-17; TX0000103412

2Aug78. Created 1978; Pub. 1978-08-02; Reg. 1978-08-17; TX0000103413

3Aug78. Created 1978; Pub. 1978-08-03; Reg. 1978-08-17; TX0000103414

4Aug78. Created 1978; Pub. 1978-08-04; Reg. 1978-08-17; TX0000103415

7Aug78. Created 1978; Pub. 1978-08-07; Reg. 1978-08-17; TX0000103411

9Aug78. Created 1978; Pub. 1978-08-09; Reg. 1978-09-07; TX0000094726

10Aug78. Created 1978; Pub. 1978-08-10; Reg. 1978-09-07; TX0000094727

11Aug78. Created 1978; Pub. 1978-08-11; Reg. 1978-09-07; TX0000094728

14Aug78. Created 1978; Pub. 1978-08-14; Reg. 1978-09-07; TX0000094730

15Aug78. Created 1978; Pub. 1978-08-15; Reg. 1978-09-07; TX0000094731

16Aug78. Created 1978; Pub. 1978-08-16; Reg. 1978-09-07; TX0000094732

17Aug78. Created 1978; Pub. 1978-08-17; Reg. 1978-09-07; TX0000094733

18Aug78. Created 1978; Pub. 1978-08-18; Reg. 1978-09-07; TX0000094734

29Aug78. Created 1978; Pub. 1978-08-29; Reg. 1978-09-12; TX0000158499

30Aug78. Created 1978; Pub. 1978-08-30; Reg. 1978-09-12; TX0000097027

31Aug78. Created 1978; Pub. 1978-08-31; Reg. 1978-09-12; TX0000097026

lSep78. Created 1978; Pub. 1978-09-01; Reg. 1978-09-12; TX0000097025

5Sep78. Created 1978; Pub. 1978-09-05; Reg. 1978-09-18; TX0000097018

6Sep78. Created 1978; Pub. 1978-09-06; Reg. 1978-09-l8; TX0000097020

7Sep78. Created 1978; Pub. 1978-09-07; Reg. 1978-09-18; TX0000097021

8Sep78. Created 1978; Pub. 1978-09-08; Reg. 1978-09-18; TX0000097017

11Sep78. Created 1978; Pub. 1978-09-11; Reg. 1978-09-22; TX0000103425

12Sep78. Created 1978; Pub. 1978-09-12; Reg. 1978-09-22; TX0000103426

13Sep78. Created 1978; Pub. 1978-09-13; Reg. 1978-09-22; TX0000103427

14Sep78. Created 1978; Pub. 1978-09-14; Reg. 1978-09-22; TX0000103410

15Sep78. Created 1978; Pub. 1978-09-15; Reg. 1978-09-22; TX0000103422

18Sep78. Created 1978; Pub. 1978-09-18; Reg. 1978-10-05; TX0000115537

19Sep78. Created 1978; Pub. 1978-09-19; Reg. 1978-10-05; TX0000115536

20Sep78. Created 1978; Pub. 1978-09-20; Reg. 1978-10-05; TX0000115535

21Sep78. Created 1978; Pub. 1978-09-21; Reg. 1978-10-05; TX0000115539

22Sep78. Created 1978; Pub. 1978-09-22; Reg. 1978-10-05; TX0000115553

25Sep78. Created 1978; Pub. 1978-09-25; Reg. 1978-10-13; TX0000115548

26Sep78. Created 1978; Pub. 1978-09-26; Reg. 1978-10-13; TX0000115551

27Sep78. Created 1978; Pub. 1978-09-27; Reg. 1978-10-13; TX0000115550

28Sep78. Created 1978; Pub. 1978-09-28; Reg. 1978-10-13; TX0000115545

29Sep78. Created 1978; Pub. 1978-09-29; Reg. 1978-10-13; TX0000115547

2Oct78. Created 1978; Pub. 1978-10-02; Reg. 1978-10-13; TX0000115544

3Oct78. Created 1978; Pub. 1978-10-03; Reg. 1978-10-13; TX0000115543

4Oct78. Created 1978; Pub. 1978-10-04; Reg. 1978-10-13; TX0000115533

5Oct78. Created 1978; Pub. 1978-10-05; Reg. 1978-10-13; TX0000115534

6Oct78. Created 1978; Pub. 1978-10-06; Reg. 1978-10-13; TX0000115542

9Oct78. Created 1978; Pub. 1978-10-09; Reg. 1978-10-20; TX0000123355

10Oct78. Created 1978; Pub. 1978-10-10; Reg. 1978-10-20; TX0000123356

11Oct78. Created 1978; Pub. 1978-10-11; Reg. 1978-10-20; TX0000123357

12Oct78. Created 1978; Pub. 1978-10-12; Reg. 1978-10-20; TX0000123354

13Oct78. Created 1978; Pub. 1978-10-13; Reg. 1978-10-20; TX0000123353

16Oct78. Created 1978; Pub. 1978-10-16; Reg. 1978-10-27; TX0000123350

17Oct78. Created 1978; Pub. 1978-10-17; Reg. 1978-10-27; TX0000123352

18Oct78. Created 1978; Pub. 1978-10-18; Reg. 1978-10-27; TX0000123351

19Oct78. Created 1978; Pub. 1978-10-19; Reg. 1978-10-27; TX0000123363

20Oct78. Created 1978; Pub. 1978-10-20; Reg. 1978-10-27; TX0000123361

23Oct78. Created 1978; Pub. 1978-10-23; Reg. 1978-11-06; TX0000143248

24Oct78. Created 1978; Pub. 1978-10-24; Reg. 1978-11-06; TX0000143249

25Oct78. Created 1978; Pub. 1978-10-25; Reg. 1978-11-06; TX0000143250

26Oct78. Created 1978; Pub. 1978-10-26; Reg. 1978-11-06; TX0000143251

27Oct78. DCR1978; Pub. 1978-10-27; Reg. 1978-11-06; TX0000143252

30Oct78. Created 1978; Pub. 1978-10-30; Reg. 1978-11-13; TX0000133733

31Oct78. Created 1978; Pub. 1978-10-31; Reg. 1978-11-13; TX0000133732

1Nov78. Created 1978; Pub. 1978-11-01; Reg. 1978-11-13; TX0000133735

2Nov78. Created 1978; Pub. 1978-11-02; Reg. 1978-11-13; TX0000133734

3Nov78. Created 1978; Pub. 1978-11-03; Reg. 1978-11-13; TX0000133731

6Nov78. Created 1978; Pub. 1978-11-06; Reg. 1979-01-22; TX0000241297

7Nov78. Created 1978; Pub. 1978-11-07; Reg. 1979-01-22; TX0000241296

8Nov78. Created 1978; Pub. 1978-11-08; Reg. 1979-01-22; TX0000241295

13Nov78. Created 1978; Pub. 1978-11-13; Reg. 1979-01-19; TX0000175536

14Nov78. Created 1978; Pub. 1978-11-14; Reg. 1979-01-19; TX0000175539

15Nov78. Created 1978; Pub. 1978-11-15; Reg. 1979-01-19; TX0000175537

16Nov78. Created 1978; Pub. 1978-11-16; Reg. 1979-01-19; TX0000175538

17Nov78. Created 1978; Pub. 1978-11-17; Reg. 1979-01-19; TX0000175540

20Nov78. Created 1978; Pub. 1978-11-20; Reg. 1979-01-30; TX0000184430

Names:	Saint Louis Post-Dispatch
The Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1985

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 107, no. 159, 8Jun85. Claimant: Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1985; Pub. 1985-06-08; Reg. 1985-08-21; TX0001621514

v.      107, no. 230, 18Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-18; Reg. 1985-08-30; TX0001634301

v.      107, no. 233, 21Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub, 1985-08-21; Reg. 1985-08-30; TX0001634302

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1984

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 106, no. 56-7A, 4Mar84. (C.O. correspondence.) Created 1984; Pub. 1984-03-04; Reg. 1984-03-20; TX0001348237

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial PublicationYear:	1981

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 103, no. 1, 2Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-02; Reg. 1981-04-01; TX0000670768

v. 103, no. 2, 3Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-03; Reg. 1981-04-01; TX0000670769

v. 103, no. 3, 4Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-04; Reg. 1981-04-01; TX0000670770

v. 103, no. 4, 5Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-05; Reg. 1981-04-01; TX0000670771

v. 103, no. 5, 6Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-06; Reg. 1981-04-01; TX0000670772

v. 103, no. 6, 7Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-07; Reg. 1981-04-01; TX0000670773

v. 103, no. 7, 8Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-08; Reg. 1981-04-01; TX0000670774

v. 103, no. 8, 9Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-09; Reg. 1981-04-01; TX0000670775

v. 103, no. 9, 10Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-10; Reg. 1981-04-01; TX0000670776

v. 103, no. 10, 11Jan8l. Microflim. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-11; Reg. 1981-04-01; TX0000670777

v. 103, no. 11, 12Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-12; Reg. 1981-04-01; TX0000670778

v.	103, no. 12, 13Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-13; Reg. 1981-04-01; TX0000670779

v.	103, no. 13, 14Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-14; Reg. 1981-04-01; TX0000670780

v.	103, no. 14, 15Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-15; Reg. 1981-04-01; TX0000670781

v.	103, no. 15, 16Jan8l. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-16; Reg. 1981-04-01; TX0000697045

v.	103, no. 16, 17Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-17; Reg. 1981-04-01; TX0000697044

v.	103, no. 17, 18Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-18; Reg. 1981-04-01; TX0000697043

v.	103, no. 18, 19Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-19; Reg. 1981-04-01; TX0000697042

v.	103, no. 19, 20Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-20; Reg. 1981-04-01; TX0000697041

v.	103, no. 20, 21Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-21; Reg. 1981-04-01; TX0000697040

v.	103, no. 21, 22Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-22; Reg. 1981-04-01; TX0000697039

v.	103, no. 22, 23Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-23; Reg. 1981-04-01; TX0000697038

v.	103, no. 23, 24Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-24; Reg. 1981-04-01; TX0000697037

v.	103, no. 24, 25Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-25; Reg. 1981-04-01; TX0000697036

v.	103, no. 25, 26Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-26; Reg. 1981-04-01; TX0000697035

v.	103, no. 26, 27Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-27; Reg. 1981-04-01; TX0000697034

v.	103, no. 27, 28Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) (C.O. correspondence.) Created 1981; Pub. 1981-01-28; Reg. 1981-04-01; TX0000697033

v.	103, no. 28, 29Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-29; Reg. 1981-04-01; TX0000697032

v.	103, no. 29, 30Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-30; Reg. 1981-04-01; TX0000697031

v.	103, no. 30, 31Jan81. Microfilm, Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-31; Reg. 1981-04-01; TX0000697030

v.	103, no. 31, lFeb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-01; Reg. 1981-04-08; TX0000674399

v.	103, no. 32, 2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-02; Reg. 1981-04-08; TX0000674400

v.	103, no. 33, 3Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-03; Reg. 1981-04-08; TX0000674401

v.	103, no. 34, 4Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-04; Reg. 1981-04-08; TX0000674402

v.	103, no. 35, 5Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-05; Reg. 1981-04-08; TX0000674403

v.	103, no. 36, 6Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-06; Reg. 1981-04-08; TX0000674404

v.	103, no. 37, 7Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-07; Reg. 1981-04-08; TX0000674405

v.	103, no. 38, 8Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-08; Reg. 1981-04-08; TX0000674406

v.	103, no. 39, 9Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-09; Reg. 1981-04-08; TX0000674407

v.	103, no. 40, 10Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-10; Reg. 1981-04-08; TX0000674408

v.	103, no. 41, 11Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-11; Reg. 1981-04-08; TX0000674409

v.	103, no. 42, l2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-12; Reg. 1981-04-08; TX0000674410

v.	103, no. 43, 13Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-13; Reg. 1981-04-08; TX0000674411

v.	103, no. 44, 14Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-14; Reg. 1981-04-08; TX0000674412

v.	103, no. 45, 15Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-15; Reg. 1981-04-08; TX0000674413

v.	103, no. 46, 16Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-16; Reg. 1981-04-08; TX0000674414

v.	103, no. 47, 17Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-17; Reg. 1981-04-08; TX0000674415

v.	103, no. 48, 18Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-18; Reg. 1981-04-08; TX0000674416

v.	103, no. 49, 19Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-19; Reg. 1981-04-08; TX0000674417

v.	103, no. 50, 20Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-20; Reg. 1981-04-08; TX0000674418

v.	103, no. 51, 21Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-21; Reg. 1981-04-08; TX0000674419

v.	103, no. 52, 22Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-22; Reg. 1981-04-08; TX0000674420

v.	103, no. 53, 23Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-23; Reg. 1981-04-08; TX0000674421

v.	103, no. 54, 24Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-24; Reg. 1981-04-08; TX0000674422

v.	103, no. 55, 25Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-25; Reg. 1981-04-08; TX0000674423

v.	103, no. 56, 26Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-26; Reg. 1981-04-08; TX0000674424

v. 103, no. 57, 27Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-27; Reg. 1981-04-08; TX0000674425

v. 103, no. 58, 28Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-28; Reg. 1981-04-08; TX0000674426

v. 103, no. 59, 1Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-01; Reg. 1981-05-14; TX0000698234

v. 103, no. 60, 2Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-02; Reg. 1981-05-14; TX0000698235

v. 103, no. 61, 3Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-03; Reg. 1981-05-14; TX0000698236

v. 103, no. 62, 4Mar81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-04; Reg. 1981-05-14; TX0000698237

v. 103, no. 63, 5Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing company) Created 1981; Pub. 1981-03-05; Reg. 1981-05-14; TX0000698238

v. 103, no. 64, 6Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-06; Reg. 1981-05-14; TX0000698239

v. 103, no. 65, 7Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-07; Reg. 1981-05-14; TX0000698240

v. 103, no. 66, 8Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-08; Reg. 1981-05-14; TX0000698241

v. 103, no. 67, 9Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-09; Reg. 1981-05-14; TX0000698242

v. 103, no. 68, 10Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-10; Reg. 1981-05-14; TX0000698243

v. 103, no. 69, 11Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-11; Reg. 1981-05-14; TX0000698244

v. 103, no. 70, 12Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-12; Reg. 1981-05-14; TX0000698245

v. 103, no. 71, 13Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-13; Reg. 1981-05-14; TX0000698246

v. 103, no. 72, 14Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-14; Reg. 1981-05-14; TX0000698247

v. 103, no. 73, 15Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-15; Reg. 1981-05-14; TX0000698248

v. 103, no. 74, 16Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-16; Reg. 1981-05-14; TX0000698249

v. 103, no. 75, 17Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-17; Reg. 1981-05-14; TX0000698250

v. 103, no. 76, 18Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-18; Reg. 1981-05-14; TX0000698251

v. 103, no. 77, 19Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-19; Reg. 1981-05-14; TX0000698252

v. 103, no. 78, 20Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-20; Reg. 1981-05-14; TX0000698253

v. 103, no. 79, 21Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-21; Reg. 1981-05-14; TX0000698254

v. 103, no. 80, 22Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-22; Reg. 1981-05-14; TX0000698255

v. 103, no. 81, 23Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-23; Reg. 1981-05-14; TX0000698256

v. 103, no. 82, 24Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-24; Reg. 1981-05-14; TX0000698257

v. 103, no. 83, 25Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-25; Reg. 1981-05-14; TX0000698258

v. 103, no. 84, 26Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-26; Reg. 1981-05-14; TX0000698259

v. 103, no. 85, 27Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-27; Reg. 1981-05-14; TX0000698260

v. 103, no. 86, 28Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-28; Reg. 1981-05-14; TX0000698261

v. 103, no. 87, 29Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-29; Reg. 1981-05-14; TX0000698262

v. 103, no. 88, 30Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-30; Reg. 1981-05-14; TX0000698263

v. 103, no. 89, 31Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-31; Reg. 1981-05-14; TX0000698264

v. 103, no. 90, 1Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-01; Reg. 1981-06-11; TX0000757692

v. 103, no. 91, 2Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-02; Reg. 1981-06-11; TX0000757693

v. 103, no. 92, 3Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-03; Reg. 1981-06-11; TX0000757694

v. 103, no. 93, 4Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-04; Reg. 1981-06-11; TX0000757695

v. 103, no. 94, 5Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-05; Reg. 1981-06-11; TX0000757696

v. 103, no. 95, 6Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-06; Reg. 1981-06-11; TX0000757697

v. 103, no. 96, 7Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-07; Reg. 1981-06-11; TX0000757698

v. 103, no. 97, 8Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-08; Reg. 1981-06-11; TX0000757699

v. 103, no. 98, 9Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-09; Reg. 1981-06-11; TX0000757700

v. 103, no. 99, 10Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-10; Reg. 1981-06-11; TX0000757701

v. 103, no. 100, 11Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-11; Reg. 1981-06-11; TX0000757702

v. 103, no. 101, 12Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-12; Reg. 1981-06-11; TX0000757703

v. 103, no. 102, 13Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-13; Reg. 1981-06-11; TX0000757704

v. 103, no. 103, 14Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-14; Reg. 1981-06-11; TX0000757705

v. 103, no. 104, 15Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-15; Reg. 1981-06-11; TX0000757706

v. 103, no. 105, 16Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-16; Reg. 1981-06-11; TX0000757707

v. 103, no. 106, 17Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-17; Reg. 1981-06-11; TX0000757708

v. 103, no. 107, 18Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-18; Reg. 1981-06-11; TX0000757709

v. 103, no. 108, 19Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-19; Reg. 1981-06-11; TX0000757710

v. 103, no. 109, 20Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-20; Reg. 1981-06-11; TX0000757711

v. 103, no. 110, 21Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-21; Reg. 1981-06-11; TX0000757712

v. 103, no. 111, 22Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-22; Reg. 1981-06-11; TX0000757713

v. 103, no. 112, 23Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-23; Reg. 1981-06-11; TX0000757714

v. 103, no. 113, 24Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-24; Reg. 1981-06-11; TX0000757715

v. 103, no. 114, 25Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-25; Reg. 1981-06-11; TX0000757716

v. 103, no. 115, 26Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-26,- Reg. 1981-06-11; TX0000757717

v. 103, no. 116, 27Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-27; Reg. 1981-06-11; TX0000757718

v. 103, no. 117, 28Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-28; Reg. 1981-06-11; TX0000757719

v. 103, no. 118, 29Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-29; Reg. 1981-06-11; TX0000757720

v. 103, no. 119, 30Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-30; Reg. 1981-06-11; TX0000757721

v. 103, no. 120, 1May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-01; Reg. 1981-07-10; TX0000731349

v. 103, no. 121, 2May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-02; Reg. 1981-07-10; TX0000731350

v. 103, no. 122, 3May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-03; Reg. 1981-07-10; TX0000731351

v. 103, no. 123, 4May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-04; Reg. 1981-07-10; TX0000731352

v. 103, no. 124, 5May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-05; Reg. 1981-07-10; TX0000731353

v. 103, no. 125, 6May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-06; Reg. 1981-07-10; TX0000731354

v. 103, no. 126, 7May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-07; Reg. 1981-07-10; TX0000731355

v. 103, no. 127, 8May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-08; Reg. 1981-07-10; TX0000731356

v. 103, no. 128, 9May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-09; Reg. 1981-07-10; TX0000731357

v. 103, no. 129, 10May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-10; Reg. 1981-07-10; TX0000731358

v. 103, no. 130, 11May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-11; Reg. 1981-07-10; TX0000731359

v. 103, no. 131, 12May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-12; Reg. 1981-07-10; TX0000731360

v. 103, no. 132, 13May81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-13; Reg. 1981-07-10; TX0000731361

v. 103, no. 133, 14May81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981, Pub. 1981-05-14; Reg. 1981-07-10; TX0000731362

v. 103, no. 134, 15May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-15; Reg. 1981-07-10; TX0000731363

v. 103, no. 135, 16May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-16; Reg. 1981-07-10; TX0000731298

v. 103, no. 136, 17May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-17; Reg. 1981-07-10; TX0000731297

v. 103, no. 137, 18May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-18; Reg. 1981-07-10; TX0000731296

v. 103, no. 138, 19May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-19; Reg. 1981-07-10; TX0000731295

v. 103, no. 139, 20May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-20; Reg. 1981-07-10; TX0000731294

v. 103, no. 140, 21May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-21; Reg. 1981-07-10; TX0000731293

v. 103, no. 141, 22May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-22; Reg. 1981-07-10; TX0000731292

v. 103, no. 142, 23May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-23; Reg. 1981-07-10; TX0000731291

v. 103, no. 143, 24May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-24; Reg. 1981-07-10; TX0000731299

v. 103, no. 144, 26May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-26; Reg. 1981-07-10; TX0000731290

v. 103, no. 145, 27May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-27; Reg. 1981-07-10; TX0000731289

v. 103, no. 146, 28May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-28; Reg. 1981-07-10; TX0000731288

v. 103, no. 147, 29May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-29; Reg. 1981-07-10; TX0000731287

v. 103, no. 148, 30May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-30; Reg. 1981-07-10; TX0000731285

v. 103, no. 149, 31May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-31; Reg. 1981-07-10; TX0000731286

v. 103, no. 150, 1Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-01; Reg. 1981-08-10; TX0000757722

v. 103, no. 151, 2Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-02; Reg. 1981-08-10; TX0000757723

v. 103, no. 152, 3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-03; Reg. 1981-08-10; TX0000757724

v. 103, no. 153, 4Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-04; Reg. 1981-08-10; TX0000757725

v. 103, no. 154, 5Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-05; Reg. 1981-08-10; TX0000757726

v. 103, no. 155, 6Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-06; Reg. 1981-08-10; TX0000757727

v. 103, no. 156, 7Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-07; Reg. 1981-08-10; TX0000757728

v. 103, no. 157, 8Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-08; Reg. 1981-08-10; TX0000757729

v. 103, no. 158, 9Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-09; Reg. 1981-08-10; TX0000757730

v. 103, no. 159, 10Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-10; Reg. 1981-08-10; TX0000757731

v. 103, no. 160, 11Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-11; Reg. 1981-08-10; TX0000757732

v. 103, no. 161, 12Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-12; Reg. 1981-08-10; TX0000757733

v. 103, no. 162, 13Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-13; Reg. 1981-08-10; TX0000757734

v. 103, no. 163, 14Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-14; Reg. 1981-08-10; TX0000757735

v. 103, no. 164, 15Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-15; Reg. 1981-08-10; TX0000757736

v. 103, no. 165, 16Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-16; Reg. 1981-08-10; TX0000757737

v. 103, no. 166, 17Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-17; Reg. 1981-08-10; TX0000757738

v. 103, no. 167, 18Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-18; Reg. 1981-08-10; TX0000757739

v. 103, no. 168, 19Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-19; Reg. 1981-08-10; TX0000757740

v. 103, no. 169, 20Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-20; Reg. 1981-08-10; TX0000757741

v. 103, no. 170, 21Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-21; Reg. 1981-08-10; TX0000757742

v. 103, no. 171, 22Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-22; Reg. 1981-08-10; TX0000757743

v. 103, no. 172, 23Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-23; Reg. 1981-08-10; TX0000757744

v. 103, no. 173, 24Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-24; Reg. 1981-08-10; TX0000757745

v. 103, no. 174, 25Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-25; Reg. 1981-08-10; TX0000757746

v. 103, no. 175, 26Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-26; Reg. 1981-08-10; TX0000757747

v. 103, no. 176, 27Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-27; Reg. 1981-08-10; TX0000757748

v. 103, no. 177, 28Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-28; Reg. 1981-08-10; TX0000757749

v. 103, no. 178, 29Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-29; Reg. 1981-08-10; TX0000757750

v. 103, no. 179, 30Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-30; Reg. 1981-08-10; TX0000757751

v. 103, no. 180, 1Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-01; Reg. 1981-09-11; TX0000767365

v. 103, no. 181, 2Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-02; Reg. 1981-09-11; TX0000767366

v. 103, no. 182, 3Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-03; Reg. 1981-09-11; TX0000767367

v. 103, no. 183, 5Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-05; Reg. 1981-09-11; TX0000767368

v. 103, no. 184, 6Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-06; Reg. 1981-09-11; TX0000767369

v. 103, no. 185, 7Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-07; Reg. 1981-09-11; TX0000767370

v. 103, no. 186, 8Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-08; Reg. 1981-09-11; TX0000767371

v. 103, no. 187, 9Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-09; Reg. 1981-09-11; TX0000767372

v. 103, no. 188, 10Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-10; Reg. 1981-09-11; TX0000767364

v. 103, no. 189, 11Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-11; Reg. 1981-09-11; TX0000767373

v. 103, no. 190, 12Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-12; Reg. 1981-09-11; TX0000767374

v. 103, no. 191, 13Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-13; Reg. 1981-09-11; TX0000767375

v. 103, no. 192, 14Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-14; Reg. 1981-09-11; TX0000767376

v. 103, no. 193, 15Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-15; Reg. 1981-09-11; TX0000767377

v 103, no. 194, 16Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-16; Reg. 1981-09-11; TX0000767378

v. 103, no. 195, 17Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-17; Reg. 1981-09-11; TX0000767379

v. 103, no. 196, 18Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-18; Reg. 1981-09-11; TX0000767380

v. 103, no. 197, 19Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-19; Reg. 1981-09-11; TX0000767381

v. 103, no. 198, 20Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-20; Reg. 1981-09-11; TX00007S7382

v. 103, no. 199, 21Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-21; Reg. 1981-09-11; TX0000767383

v. 103, no. 200, 22Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-22; Reg. 1981-09-11; TX0000767384

v. 103, no. 201, 23Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-23; Reg. 1981-09-11; TX0000767385

v. 103, no. 202, 24Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-24; Reg. 1981-09-11; TX0000767386

v. 103, no. 203, 25Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-25; Reg. 1981-09-11; TX0000767387

v. 103, no. 204, 26Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-26; Reg. 1981-09-11; TX0000767388

v. 103, no. 205, 27Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-27; Reg. 1981-09-11; TX0000767389

v. 103, no. 206, 28Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-28; Reg. 1981-09-11; TX0000767390

v. 103, no. 207, 29Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-29; Reg. 1981-09-11; TX0000767391

v. 103, no. 208, 30Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-30; Reg. 1981-09-11; TX0000767392

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767393

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767383

v. 103, no. 210, lAug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-01; Reg. 1981-10-09; TX0000790750

v. 103, no. 211, 2Aug8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-02; Reg. 1981-10-09; TX0000790751

v. 103, no. 212, 3Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-03; Reg. 1981-10-09; TX0000790752

v. 103, no. 213, 4Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-04; Reg. 1981-10-09; TX0000790753

v. 103, no. 214, 5Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-05; Reg. 1981-10-09; TX0000790754

v. 103, no. 215, 6Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-06; Reg. 1981-10-09; TX0000790755

v. 103, no. 216, 7Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-07; Reg. 1981-10-09; TX0000790756

v. 103, no. 217, 8Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-08; Reg. 1981-10-09; TX0000790758

v. 103, no. 218, 9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-09; Reg. 1981-10-09; TX0000790757

v. 103, no. 219, 10Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-10; Reg. 1981-10-09; TX0000790759

v. 103, no. 220, 11Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-11; Reg. 1981-10-09; TX0000790760

v. 103, no. 221, 12Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-12; Reg. 1981-10-09; TX0000790761

v. 103, no. 222, 13Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-13; Reg. 1981-10-09; TX0000790762

v. 103, no. 223, 14Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-14; Reg. 1981-10-09; TX0000790763

v. 103, no. 224, 15Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-15; Reg. 1981-10-09; TX0000790764

v. 103, no. 225, 16Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-16; Reg. 1981-10-09; TX0000790765

v. 103, no. 226, 17Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-17; Reg. 1981-10-09; TX0000790766

v. 103, no. 227, 18Aug8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-18; Reg. 1981-10-09; TX0000790767

v. 103, no. 228, 19Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-19; Reg. 1981-10-09; TX0000790768

v. 103, no. 229, 20Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-20; Reg. 1981-10-09; TX0000790769

v. 103, no. 230, 21Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-21; Reg. 1981-10-09; TX0000790770

v. 103, no. 231, 22Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-22; Reg. 1981-10-09; TX0000790771

v. 103, no. 232, 23Aug81. Claimant: Saint Loui Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-23; Reg. 1981-10-09; TX0000790772

v. 103, no. 233, 24Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-24; Reg. 1981-10-09; TX0000790773

v. 103, no. 234, 25Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-25; Reg. 1981-10-09; TX0000790774

v. 103, no. 235, 26Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-26; Reg. 1981-10-09; TX0000790775

v. 103, no. 236, 27Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-27; Reg. 1981-10-09; TX0000790776

v. 103, no. 237, 28Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-28; Reg. 1981-10-09; TX0000790777

v. 103, no. 238, 29Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-29; Reg. 1981-10-09; TX0000790778

v. 103, no. 239, 30Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-30; Reg. 1981-10-09; TX0000790779

v. 103, no. 240, 31Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-31; Reg. 1981-10-09; TX0000790780

v. 103, no. 241, 1Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-01; Reg. 1981-11-10; TX0000803396

v. 103, no. 242, 2Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-02; Reg. 1981-11-10; TX0000803397

v. 103, no. 243, 3Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-03; Reg. 1981-11-10; TX0000803398

v. 103, no. 244, 4Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-04; Reg. 1981-11-10; TX0000803399

v. 103, no. 245, 5Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-05; Reg. 1981-11-10; TX0000803400

v. 103, no. 246, 6Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-06; Reg. 1981-11-10; TX0000803401

v. 103, no. 247, 8Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-08; Reg. 1981-11-10; TX0000803402

v. 103, no. 248, 9Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-09; Reg. 1981-11-10; TX0000803403

v. 103, no. 249, 10Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-10; Reg. 1981-11-10; TX0000803404

v. 103, no. 250, 11Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-11; Reg. 1981-11-10; TX0000803386

v. 103, no. 251, 12Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-12; Reg. 1981-11-10; TX0000803387

v. 103, no. 252, 13Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-13; Reg. 1981-11-10; TX0000803388

v. 103, no. 253, 14Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-14; Reg. 1981-11-10; TX0000803389

v. 103, no. 254, 15Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-15; Reg. 1981-11-10; TX0000803390

v. 103, no. 255, 16Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-16; Reg. 1981-11-10; TX0000803391

v. 103, no. 256, 17Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-17; Reg. 1981-11-10; TX0000803392

v. 103, no. 257, 18Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-18; Reg. 1981-11-10; TX0000803393

v. 103, no. 258, 19Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-19; Reg. 1981-11-10; TX0000803394

v. 103, no. 259, 20Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-20; Reg. 1981-11-10; TX0000803395

v. 103, no. 260, 21Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-21; Reg. 1981-11-10; TX0000803376

v. 103, no. 261, 22Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-22; Reg. 1981-11-10; TX0000803377

v. 103, no. 262, 23Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-23; Reg. 1981-11-10; TX0000803378

v. 103, no. 263, 24Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-24; Reg. 1981-11-10; TX0000803379

v. 103, no. 264, 25Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-25; Reg. 1981-11-10; TX0000803380

v. 103, no. 265, 26Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-26; Reg. 1981-11-10; TX0000803381

v. 103, no. 266, 27Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-27; Reg. 1981-11-10; TX0000803382

v. 103, no. 267, 28Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-28; Reg. 1981-11-10; TX0000803383

v. 103, no. 268, 29Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-29; Reg. 1981-11-10; TX0000803384

v. 103, no. 269, 30Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-30; Reg. 1981-11-10; TX0000803385

v. 103, no. 270, 1Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-01; Reg. 1981-12-04; TX0000809151

v. 103, no. 271, 2Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-02; Reg. 1981-12-04; TX0000809152

v. 103, no. 272, 3Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-03; Reg. 1981-12-04; TX0000809153

v. 103, no. 273, 4Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-04; Reg. 1981-12-04; TX0000809154

v. 103, no. 274, 5Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-05; Reg. 1981-12-04; TX0000809155

v. 103, no. 275, 6Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-06; Reg. 1981-12-04; TX0000809156

v. 103, no. 276, 7Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-07; Reg. 1981-12-04; TX0000809157

v. 103, no. 277, 8Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-08; Reg. 1981-12-04; TX0000809158

v. 103, no. 278, 9Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-09; Reg. 1981-12-04; TX0000809159

v. 103, no. 279, 10Oct 81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-10; Reg. 1981-12-04; TX0000809160

v. 103, no. 280, 11Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-11; Reg. 1981-12-04; TX0000809161

v. 103, no. 281, 12Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-12; Reg. 1981-12-04; TX0000809162

v. 103, no. 282, 13Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-13; Reg. 1981-12-04; TX0000809163

v. 103, no. 283, 14Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-14; Reg. 1981-12-04; TX0000809164

v. 103, no. 284, 15Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-15; Reg. 1981-12-04; TX0000809165

v. 103, no. 285, 16Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981, Pub. 1981-10-16; Reg. 1981-12-04; TX0000809182

v. 103, no. 286, 17Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-17; Reg. 1981-12-04; TX0000809183

v. 103, no. 287, 18Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-18; Reg. 1981-12-04; TX0000809184

v. 103, no. 288, 19Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-19; Reg. 1981-12-04; TX0000809185

v. 103, no. 289, 20Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-20; Reg. 1981-12-04; TX0000809186

v. 103, no. 290, 21Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-21; Reg. 1981-12-04; TX0000809187

v. 103, no. 291, 22Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-22; Reg. 1981-12-04; TX0000809188

v. 103, no. 292, 23Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-23; Reg. 1981-12-04; TX0000809189

v. 103, no. 293, 24Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-24; Reg. 1981-12-04; TX0000809190

v. 103, no. 294, 25Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-25; Reg. 1981-12-04; TX0000809191

v. 103, no. 295, 26Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-26; Reg. 1981-12-04; TX0000809192

v. 103, no. 296, 27Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-27; Reg. 1981-12-04; TX0000809193

v. 103, no. 297, 28Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-28; Reg. 1981-12-04; TX0000809194

v. 103, no. 298, 29Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-29; Reg. 1981-12-04; TX0000809195

v. 103, no. 299, 30Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-30; Reg. 1981-12-04; TX0000809196

v. 103, no. 300, 31Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-31; Reg. 1981-12-04; TX0000809197

v. 103, no. 301, 1NOV81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-01; Reg. 1982-01-04; TX0000822645

v. 103, no. 302, 2Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-02; Reg. 1982-01-04; TX0000822646

v. 103, no. 303, 3Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-03; Reg. 1982-01-04; TX0000822647

v. 103, no. 304, 4Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-04; Reg. 1982-01-04; TX0000822648

v. 103, no. 305, 5Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-05; Reg. 1982-01-04; TX0000822649

v. 103, no. 306, 6Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-06; Reg. 1982-01-04; TX0000822650

v. 103, no. 307, 7Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-07; Reg. 1982-01-04; TX0000822651

v. 103, no. 308, 8Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-08; Reg. 1982-01-04; TX0000822652

v. 103, no. 309, 9Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-09; Reg. 1982-01-04; TX0000822653

v. 103, no. 310, 10Nov81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-10; Reg. 1982-01-04; TX0000822654

v. 103, no. 311, 11Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-11; Reg. 1982-01-04; TX0000822655

v. 103, no. 312, 12Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-12; Reg. 1982-01-04; TX0000822656

v. 103, no. 313, 13Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-13; Reg. 1982-01-04; TX0000822657

v. 103, no. 314, 14Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-14; Reg. 1982-01-04; TX0000822658

v. 103, no. 315, 15Nov81. Claimant: the Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1981; Pub. 1981-11-15; Reg. 1982-01-04; TX0000806189

v. 103, no. 316, 16Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-16; Reg. 1982-01-04; TX0000822631

v. 103, no. 317, 17Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-17; Reg. 1982-01-04; TX0000822632

v. 103, no. 318, 18Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-18; Reg. 1982-01-04; TX0000822633

v. 103, no. 319, 19Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-19; Reg. 1982-01-04; TX0000822634

v. 103, no. 320, 20Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-20; Reg. 1982-01-04; TX0000822635

v. 103, no. 321, 21Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-21; Reg. 1982-01-04; TX0000822636

v. 103, no. 322, 22Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-22; Reg. 1982-01-04; TX0000822637

v. 103, no. 323, 23Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-23; Reg. 1982-01-04; TX0000822638

v. 103, no. 324, 24Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-24; Reg. 1982-01-04; TX0000822639

v. 103, no. 325, 25Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-25; Reg. 1982-01-04; TX0000822640

v. 103, no. 326, 27Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-27; Reg. 1982-01-04; TX0000822641

v. 103, no. 327, 28Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-28; Reg. 1982-01-04; TX0000822642

v. 103, no. 328, 29Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-29; Reg. 1982-01-04; TX0000822643

v. 103, no. 329, 30Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-30; Reg. 1982-01-04; TX0000822644

v. 103, no. 330, 1Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-01; Reg. 1982-02-16; TX0000852563

v. 103, no. 331, 2Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-02; Reg. 1982-02-16; TX0000852564

v. 103, no. 332, 3Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-03; Reg. 1982-02-16; TX0000852565

v. 103, no. 333, 4Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-04; Reg. 1982-02-16; TX0000852566

v. 103, no. 334, 5Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-05; Reg. 1982-02-16; TX0000852567

v. 103, no. 335, 6Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-06; Reg. 1982-02-16; TX0000852568

v. 103, no. 336, 7Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-07; Reg. 1982-02-16; TX0000852569

v. 103, no. 337, 8Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-08; Reg. 1982-02-16; TX0000852570

v. 103, no. 338, 9Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-09; Reg. 1982-02-16; TX0000852571

v. 103, no. 339, 10Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-10; Reg. 1982-02-16; TX0000852572

v. 103, no. 340, 11Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-11; Reg. 1982-02-16; TX0000852573

v. 103, no. 341, 12Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-12; Reg. 1982-02-16; TX0000852574

v. 103, no. 342, 13Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-13; Reg. 1982-02-16; TX0000852575

v. 103, no. 343, 14Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-14; Reg. 1982-02-16; TX0000852576

v. 103, no. 344, 15Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-15; Reg. 1982-02-16; TX0000852577

v. 103, no. 345, 16Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-16; Reg. 1982-02-16; TX0000852578

v. 103, no. 346, 17Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-17; Reg. 1982-02-16; TX0000852579

v. 103, no. 347, 18Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-18; Reg. 1982-02-16; TX0000852580

v. 103, no. 348, 19Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-19; Reg. 1982-02-16; TX0000852581

v. 103, no. 349, 20Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-20; Reg. 1982-02-16; TX0000852582

v. 103, no. 350, 21Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-21; Reg. 1982-02-16; TX0000852583

v. 103, no. 351, 22Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-22; Reg. 1982-02-16; TX0000852584

v. 103, no. 352, 23Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-23; Reg. 1982-02-16; TX0000852585

v. 103, no. 353, 24Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-24; Reg. 1982-02-16; TX0000852586

v. 103, no. 354, 26Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-26; Reg. 1982-02-16; TX0000852587

v. 103, no. 355, 27Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-27; Reg. 1982-02-16; TX0000852588

v. 103, no. 356, 28Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-28; Reg. 1982-02-16; TX0000852589

v. 103, no. 357, 29Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-29; Reg. 1982-02-16; TX0000852590

v. 103, no. 358, 30Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-30; Reg. 1982-02-16; TX0000852591

v. 103, no. 359, 31Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-31; Reg. 1982-02-16; TX0000852592

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1980

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	2Jan80. Created 1980; Pub. 1980-01-02; Reg. 1980-05-01; TX0000493430

3Jan80. Created 1980; Pub. 1980-01-03; Reg. 1980-05-01; TX0000493431

4Jan80. Created 1980; Pub. 1980-01-04; Reg. 1980-05-01; TX0000493432

5Jan80. Created 1980; Pub. 1980-01-05; Reg. 1980-05-01; TX0000493433

6Jan80. Created 1980; Pub. 1980-01-06; Reg. 1980-05-01; TX0000493434

7Jan80. Created 1980; Pub. 1980-01-07; Reg. 1980-05-01; TX0000493435

8Jan80. Created 1980; Pub. 1980-01-08; Reg. 1980-05-01; TX0000493436

9Jan80. Created 1980; Pub. 1980-01-09; Reg. 1980-05-01; TX0000493437

10Jan80. Created 1980; Pub. 1980-01-10; Reg. 1980-05-01; TX0000493438

11Jan80. Created 1980; Pub. 1980-01-11; Reg. 1980-05-01; TX0000493439

12Jan80. Created 1980; Pub. 1980-01-12; Reg. 1980-05-01; TX0000493440

13Jan80. Created 1980; Pub. 1980-01-13; Reg. 1980-05-01; TX0000493441

14Jan80. Created 1980; Pub. 1980-01-14; Reg. 1980-05-01; TX0000493442

15Jan80. Created 1980; Pub. 1980-01-15; Reg. 1980-05-01; TX0000493443

16Jan80. Created 1980; Pub. 1980-01-16; Reg. 1980-05-01; TX0000493400

17Jan80. Created 1980; Pub. 1980-01-17; Reg. 1980-05-01; TX0000493401

18Jan80. Created 1980; Pub. 1980-01-18; Reg. 1980-05-01; TX0000493402

19Jan80. Created 1980; Pub. 1980-01-19; Reg. 1980-05-01; TX0000493403

20Jan80. Created 1980; Pub. 1980-01-20; Reg. 1980-05-01; TX0000493404

21Jan80. Created 1980; Pub. 1980-01-21; Reg. 1980-05-01; TX0000493405

22Jan80. Created 1980; Pub. 1980-01-22; Reg. 1980-05-01; TX0000493406

23Jan80. Created 1980; Pub. 1980-01-23; Reg. 1980-05-01; TX0000493407

24Jan80. Created 1980; Pub. 1980-01-24; Reg. 1980-05-01; TX0000493408

25Jan80. Created 1980; Pub. 1980-01-25; Reg. 1980-05-01; TX0000493409

26Jan80. Created 1980; Pub. 1980-01-26; Reg. 1980-05-01; TX0000493410

27Jan80. Created 1980; Pub. 1980-01-27; Reg. 1980-05-01; TX0000493411

28Jan80. Created 1980; Pub. 1980-01-28; Reg. 1980-05-01; TX0000493412

29Jan80. Created 1980; Pub. 1980-01-29; Reg. 1980-05-01; TX0000493413

30Jan80. Created 1980; Pub. 1980-01-30; Reg 1980-05-01; TX0000493414

31Jan80. Created 1980; Pub. 1980-01-31; Reg 1980-05-01; TX0000493415

v. 102, no. 31, 1Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-01; Reg. 1980-04-08; TX0000516782

1Feb80. Created 1980; Pub. 1980-02-01; Reg. 1980-05-01; TX0000493444

v. 102, no. 32, 2Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-02; Reg. 1980-04-08; TX0000516783

2Feb80. Created 1980; Pub. 1980-02-02; Reg. 1980-05-01; TX0000493445

v. 102, no. 33, 3Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-03; Reg. 1980-04-08; TX0000516784

3Feb80. Created 1980; Pub. 1980-02-03; Reg. 1980-05-01; TX0000493446

v. 102, no. 34, 4Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-04; Reg. 1980-04-08; TX0000516785

4Feb80. Created 1980; Pub. 1980-02-04; Reg. 1980-05-01; TX0000493447

v. 102, no. 35, 5Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-05; Reg. 1980-04-08; TX0000516786

5Feb80. Created 1980; Pub. 1980-02-05; Reg. 1980-05-01; TX0000493448

v. 102, no. 36, 6Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-06; Reg. 1980-04-08; TX0000516787

6Feb80. Created 1980; Pub. 1980-02-06; Reg. 1980-05-01; TX0000493449

v. 102, no. 37, 7Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-07; Reg. 1980-04-08; TX0000516788

7Feb80. Created 1980; Pub. 1980-02-07; Reg. 1980-05-01; TX0000493450

v. 102, no. 38, 8Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-08; Reg. 1980-04-08; TX0000516789

8Feb80. Created 1980; Pub. 1980-02-08; Reg. 1980-05-01; TX0000493451

v. 102, no. 39, 9Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-09; Reg. 1980-04-08; TX0000516790

9Feb80. Created 1980; Pub. 1980-02-09; Reg. 1980-05-01; TX0000493452

v. 102, no. 40, 10Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-10; Reg. 1980-04-08; TX0000516791

10Feb80. Created 1980; Pub. 1980-02-10; Reg. 1980-05-01; TX0000493453

v. 102, no. 41, 11Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-11; Reg. 1980-04-08; TX0000516792

11Feb80. Created 1980; Pub. 1980-02-11; Reg. 1980-05-01; TX0000493454

v. 102, no. 42, 12Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-12; Reg. 1980-04-08; TX0000516793

12Feb80. Created 1980; Pub. 1980-02-12; Reg. 1980-05-01; TX0000493455

v. 102, no. 43, 13Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-13; Reg. 1980-04-08; TX0000516794

13Feb80. Created 1980; Pub. 1980-02-13; Reg. 1980-05-01; TX0000493456

v. 102, no. 44, 14Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-14; Reg. 1980-04-08; TX0000516795

14Feb80. Created 1980; Pub. 1980-02-14; Reg. 1980-05-01; TX0000493457

v. 102, no. 45, 15Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-15; Reg. 1980-04-08; TX0000516796

15Feb80. Created 1980; Pub. 1980-02-15; Reg. 1980-05-01; TX0000493458

16Feb80. Created 1980; Pub. 1980-02-16; Reg. 1980-05-01; TX0000493416

17Feb80. Created 1980; Pub. 1980-02-17; Reg. 1980-05-01; TX0000493417

18Feb80. Created 1980; Pub. 1980-02-18; Reg. 1980-05-01; TX0000493418

19Feb80. Created 1980; Pub. 1980-02-19; Reg. 1980-05-01; TX0000493419

20Feb80. Created 1980; Pub. 1980-02-20; Reg. 1980-05-01; TX0000493420

21Feb80. Created 1980; Pub. 1980-02-21; Reg. 1980-05-01; TX0000493421

22Feb80. Created 1980; Pub. 1980-02-22; Reg. 1980-05-01; TX0000493422

23Feb80. Created 1980; Pub. 1980-02-23; Reg. 1980-05-01; TX0000493423

24Feb80. Created 1980; Pub. 1980-02-24; Reg. 1980-05-01; TX0000493424

25Feb80. Created 1980; Pub. 1980-02-25; Reg. 1980-05-01; TX0000493425

26Feb80. Created 1980; Pub. 1980-02-26; Reg. 1980-05-01; TX0000493426

27Feb80. Created 1980; Pub. 1980-02-27; Reg. 1980-05-01; TX0000493427

28Feb80. Created 1980; Pub. 1980-02-28; Reg. 1980-05-01; TX0000493428

29Feb80. Created 1980; Pub. 1980-02-29; Reg. 1980-05-01; TX0000493429

v. 102, no. 60, 1Mar80. Created 1980; Pub. 1980-03-01; Reg. 1980-05-01; TX0000555504

v. 102, no. 61, 2Mar80. Created 1980; Pub. 1980-03-02; Reg. 1980-05-01; TX0000555505

v. 102, no. 62, 3Mar80. Created 1980; Pub. 1980-03-03; Reg. 1980-05-01; TX0000555506

v. 102, no. 63, 4Mar80. Created 1980; Pub. 1980-03-04; Reg. 1980-05-01; TX0000555507

v. 102, no. 64, 5Mar80. Created 1980; Pub. 1980-03-05; Reg. 1980-05-01; TX0000555508

v. 102, no. 65, 6Mar80. Created 1980; Pub. 1980-03-06; Reg. 1980-05-01; TX0000555509

v. 102, no. 66, 7Mar80. Created 1980; Pub. 1980-03-07; Reg. 1980-05-01; TX0000555510

v. 102, no. 67, 8Mar80. Created 1980; Pub. 1980-03-08; Reg. 1980-05-01; TX0000555511

v. 102, no. 68, 9Mar80. Created 1980; Pub. 1980-03-09; Reg. 1980-05-01; TX0000555512

v. 102, no. 69, 10Mar80. Created 1980; Pub. 1980-03-10; Reg. 1980-05-01; TX0000555513

v. 102, no. 70, 11Mar80. Created 1980; Pub. 1980-03-11; Reg. 1980-05-01; TX0000555514

v. 102, no. 71, 12Mar80. Created 1980; Pub. 1980-03-12; Reg. 1980-05-01; TX0000555515

v. 102, no. 72, 13Mar80. Created 1980; Pub. 1980-03-13; Reg. 1980-05-01; TX0000555516

v. 102, no. 73, 14Mar80. Created 1980; Pub. 1980-03-14; Reg. 1980-05-01; TX0000555517

v. 102, no. 74, 15Mar80. (C.O. correspondence.) Created 1980; Pub. 1980-03-15; Reg. 1980-05-01; TX0000555518

v. 102, no. 75, 16Mar80. Created 1980; Pub. 1980-03-16; Reg. 1980-05-01; TX0000530566

v. 102, no. 76, 17Mar80. Created 1980; Pub. 1980-03-17; Reg. 1980-05-01; TX0000530567

v. 102, no. 77, 18Mar80. Created 1980; Pub. 1980-03-18; Reg. 1980-05-01; TX0000530568

v. 102, no. 78, 19Mar80. Created 1980; Pub. 1980-03-19; Reg. 1980-05-01; TX0000530569

v. 102, no. 79, 20Mar80. Created 1980; Pub. 1980-03-20; Reg. 1980-05-01; TX0000530570

v. 102, no. 80, 21Mar80. Created 1980; Pub. 1980-03-21; Reg. 1980-05-01; TX0000530571

v. 102, no. 81, 22Mar80. Created 1980; Pub. 1980-03-22; Reg. 1980-05-01; TX0000530572

v. 102, no. 82, 23Mar80. Created 1980; Pub. 1980-03-23; Reg. 1980-05-01; TX0000530573

v. 102, no. 83, 24Mar80. Created 1980; Pub. 1980-03-24; Reg. 1980-05-01; TX0000530574

v. 102, no. 84, 25Mar80. Created 1980; Pub. 1980-03-25; Reg. 1980-05-01; TX0000530575

v. 102, no. 85, 26Mar80. Created 1980; Pub. 1980-03-26; Reg. 1980-05-01; TX0000530576

v. 102, no. 86, 27Mar80. Created 1980; Pub. 1980-03-27; Reg. 1980-05-01; TX0000530577

v. 102, no. 87, 28Mar80. Created 1980; Pub. 1980-03-28; Reg. 1980-05-01; TX0000530578

v. 102, no. 88, 29Mar80. Created 1980; Pub. 1980-03-29; Reg. 1980-05-01; TX0000530579

v. 102, no. 89, 30Mar80. Created 1980; Pub. 1980-03-30; Reg. 1980-05-01; TX0000530580

v. 102, no. 90, 31Mar80. Created 1980; Pub. 1980-03-31; Reg. 1980-05-01; TX0000530581

v. 102, no. 91, lApr80. Created 1980; Pub. 1980-04-01; Reg. 1980-06-19; TX0000530551

v. 102, no. 92, 2Apr80. Created 1980; Pub. 1980-04-02; Reg. 1980-06-19; TX0000530552

v. 102, no. 93, 3Apr80. Created 1980; Pub. 1980-04-03; Reg. 1980-06-19; TX0000530553

v. 102, no. 94, 4Apr80. Created 1980; Pub. 1980-04-04; Reg. 1980-06-19; TX0000530554

v. 102, no. 95, 5Apr80. Created 1980; Pub. 1980-04-05; Reg. 1980-06-19; TX0000530555

v. 102, no. 96, 6Apr80. Created 1980; Pub. 1980-04-06; Reg. 1980-06-19; TX0000530556

v. 102, no. 97, 7Apr80. Created 1980; Pub. 1980-04-07; Reg. 1980-06-19; TX0000530557

v. 102, no. 98, 8Apr80. Created 1980; Pub. 1980-04-08; Reg. 1980-06-19; TX0000530558

v. 102, no. 99, 9Apr80. Created 1980; Pub. 1980-04-09; Reg. 1980-06-19; TX0000530559

v. 102, no. 100, 10Apr80. Created 1980; Pub. 1980-04-10; Reg. 1980-06-19; TX0000530560

v. 102, no. 101, 11Apr80. Created 1980; Pub. 1980-04-11; Reg. 1980-06-19; TX0000530561

v. 102, no. 102, 12Apr80. Created 1980; Pub. 1980-04-12; Reg. 1980-06-19; TX0000530562

v. 102, no. 103, 13Apr80. Created 1980; Pub. 1980-04-13; Reg. 1980-06-19; TX0000530563

v. 102, no. 104, 14Apr80. Created 1980; Pub. 1980-04-14; Reg. 1980-06-19; TX0000530564

v. 102, no. 105, 15Apr80. Created 1980; Pub. 1980-04-15; Reg. 1980-06-19; TX0000530565

v. 102, no. 106, 16Apr80. Created 1980; Pub. 1980-04-16; Reg. 1980-06-19; TX0000565950

v. 102, no. 107, 17Apr80. Created 1980; Pub. 1980-04-17; Reg. 1980-06-19; TX0000565951

v. 102, no. 108, 18Apr80. Created 1980; Pub. 1980-04-18; Reg. 1980-06-19; TX0000565952

v. 102, no. 109, 19Apr80. Created 1980; Pub. 1980-04-19; Reg. 1980-06-19; TX0000565953

v. 102, no. 110, 20Apr80. Created 1980; Pub. 1980-04-20; Reg. 1980-06-19; TX0000565954

v. 102, no. 111, 21Apr80. Created 1980; Pub. 1980-04-21; Reg. 1980-06-19; TX0000565955

v. 102, no. 112, 22Apr80. Created 1980; Pub. 1980-04-22; Reg. 1980-06-19; TX0000565956

v. 102, no. 113, 23Apr80. Created 1980; Pub. 1980-04-23; Reg. 1980-06-19; TX0000565957

v. 102, no. 114, 24Apr80. Created 1980; Pub. 1980-04-24; Reg. 1980-06-19; TX0000565958

v. 102, no. 115, 25Apr80. (C.O. correspondence.) Created 1980; Pub. 1980-04-25; Reg. 1980-06-19; TX0000565959

v. 102, no. 116, 26Apr80. Created 1980; Pub. 1980-04-26; Reg. 1980-06-19; TX0000565960

v. 102, no. 117, 27Apr80. Created 1980; Pub. 1980-04-27; Reg. 1980-06-19; TX0000565961

v. 102, no. 118, 28Apr80. Created 1980; Pub. 1980-04-28; Reg. 1980-06-19; TX0000565962

v. 102, no. 119, 29Apr80. Created 1980; Pub. 1980-04-29; Reg. 1980-06-19; TX0000565963

v. 102, no. 120, 30Apr80. Created 1980; Pub. 1980-04-30; Reg. 1980-06-19; TX0000565964

v. 102, no. 121, lMay80. Created 1980; Pub. 1980-05-01; Reg. 1980-07-08; TX0000562642

v. 102, no. 122, 2May80. Created 1980; Pub. 1980-05-02; Reg. 1980-07-08; TX0000562643

v. 102, no. 123, 3May80. Created 1980; Pub. 1980-05-03; Reg. 1980-07-08; TX0000562644

v. 102, no. 124, 4May80. Created 1980; Pub. 1980-05-04; Reg. 1980-07-08; TX0000562645

v. 102, no. 125, 5May80. Created 1980; Pub. 1980-05-05; Reg. 1980-07-08; TX0000562646

v. 102, no. 126, 6May80. Created 1980; Pub. 1980-05-06; Reg. 1980-07-08; TX0000562647

v. 102, no. 127, 7May80. Created 1980; Pub. 1980-05-07; Reg. 1980-07-08; TX0000562648

v. 102, no. 128, 8May80. Created 1980; Pub. 1980-05-08; Reg. 1980-07-08; TX0000562649

v. 102, no. 129, 9May80. Created 1980; Pub. 1980-05-09; Reg. 1980-07-08; TX0000562650

v. 102, no. 130, 10May80. Created 1980; Pub. 1980-05-10; Reg. 1980-07-08; TX0000562651

v. 102, no. 131, 11May80. Created 1980; Pub. 1980-05-11; Reg. 1980-07-08; TX0000562652

v. 102, no. 132, 12May80. Created 1980; Pub. 1980-05-12; Reg. 1980-07-08; TX0000562653

v. 102, no. 133, 13May80. Created 1980; Pub. 1980-05-13; Reg. 1980-07-08; TX0000562654

v. 102, no. 134, 14May80. Created 1980; Pub. 1980-05-14; Reg. 1980-07-08; TX0000562655

v. 102, no. 135, 15May80. Created 1980; Pub. 1980-05-15; Reg. 1980-07-08; TX0000562656

v. 102, no. 136, 16May80. Created 1980; Pub. 1980-05-16; Reg. 1980-07-08; TX0000562657

v. 102, no. 137, 17May80. Created 1980; Pub. 1980-05-17; Reg. 1980-07-08; TX0000562658

v. 102, no. 138, 18May80. Created 1980; Pub. 1980-05-18; Reg. 1980-07-08; TX0000562659

v. 102, no. 139, 19May80. Created 1980; Pub. 1980-05-19; Reg. 1980-07-08; TX0000562660

v. 102, no. 140, 20May80. Created 1980; Pub. 1980-05-20; Reg. 1980-07-08; TX0000562661

v. 102, no. 141, 21May80. Created 1980; Pub. 1980-05-21; Reg. 1980-07-08; TX0000562662

v. 102, no. 142, 22May80. Created 1980; Pub. 1980-05-22; Reg. 1980-07-08; TX0000562663

v. 102, no. 143, 23May80. Created 1980; Pub. 1980-05-23; Reg. 1980-07-08; TX0000562664

v. 102, no. 144, 24May80. Created 1980; Pub. 1980-05-24; Reg. 1980-07-08; TX0000562665

v. 102, no. 145, 25May80. Created 1980; Pub. 1980-05-25; Reg. 1980-07-08; TX0000562666

v. 102, no. 146, 27May80. Created 1980; Pub. 1980-05-27; Reg. 1980-07-08; TX0000562667

v. 102, no. 147, 28May80. (C.O. correspondence.) Created 1980; Pub. 1980-05-28; Reg. 1980-07-08; TX0000562668

v. 102, no. 148, 29May80. Created 1980; Pub. 1980-05-29; Reg. 1980-07-08; TX0000562669

v. 102, no. 149, 30May80. Created 1980; Pub. 1980-05-30; Reg. 1980-07-08; TX0000562670

v. 102, no. 150, 31May80. Created 1980; Pub. 1980-05-31; Reg. 1980-07-08; TX0000562671

v. 102, no. 151, lJun80. Created 1980; Pub. 1980-06-01; Reg. 1980-08-14; TX0000530536

v. 102, no. 152, 2Jun80. Created 1980; Pub. 1980-06-02; Reg. 1980-08-14; TX0000530537

v. 102, no. 153, 3Jun80. Created 1980; Pub. 1980-06-03; Reg. 1980-08-14; TX0000530538

v. 102, no. 154, 4Jun80. Created 1980; Pub. 1980-06-04; Reg. 1980-08-14; TX0000530539

v. 102, no. 155, 5Jun80. Created 1980; Pub. 1980-06-05; Reg. 1980-08-14; TX0000530540

v. 102, no. 156, 6Jun80. Created 1980; Pub. 1980-06-06; Reg. 1980-08-14; TX0000530541

v. 102, no. 157, 7Jun80. Created 1980; Pub. 1980-06-07; Reg. 1980-08-14; TX0000530542

v. 102, no. 158, 8Jun80. Created 1980; Pub. 1980-06-08; Reg. 1980-08-14; TX0000530543

v. 102, no. 159, 9Jun80. Created 1980; Pub. 1980-06-09; Reg. 1980-08-14; TX0000530544

v. 102, no. 160, 10Jun80. Created 1980; Pub. 1980-06-10; Reg. 1980-08-14; TX0000530545

v. 102, no. 161, 11Jun80. Created 1980; Pub. 1980-06-11; Reg. 1980-08-14; TX0000530546

v. 102, no. 162, 12Jun80. Created 1980; Pub. 1980-06-12; Reg. 1980-08-14; TX0000530547

v. 102, no. 163, 13Jun80. Created 1980; Pub. 1980-06-13; Reg. 1980-08-14; TX0000530548

v. 102, no. 164, 14Jun80. Created 1980; Pub. 1980-06-14; Reg. 1980-08-14; TX0000530549

v. 102, no. 165, 15Jun80. Created 1980; Pub. 1980-06-15; Reg. 1980-08-14; TX0000530550

v. 102, no. 166, 16Jun80. Created 1980; Pub. 1980-06-16; Reg. 1980-08-14; TX0000530521

v. 102, no. 167, 17Jun80. Created 1980; Pub. 1980-06-17; Reg. 1980-08-14; TX0000530522

v. 102, no. 168, 18Jun80. Created 1980; Pub. 1980-06-18; Reg. 1980-08-14; TX0000530523

v. 102, no. 169, 19Jun80. Created 1980; Pub. 1980-06-19; Reg. 1980-08-14; TX0000530524

v. 102, no. 170, 20Jun80. Created 1980; Pub. 1980-06-20; Reg. 1980-08-14; TX0000530525

v. 102, no. 171, 21Jun80. Created 1980; Pub. 1980-06-21; Reg. 1980-08-14; TX0000530526

v. 102, no. 172, 22Jun80. Created 1980; Pub. 1980-06-22; Reg. 1980-08-14; TX0000530527

v. 102, no. 173, 23Jun80. Created 1980; Pub. 1980-06-23; Reg. 1980-08-14; TX0000530528

v. 102, no. 174, 24Jun80. Created 1980; Pub. 1980-06-24; Reg. 1980-08-14; TX0000530529

v. 102, no. 175, 25Jun80. Created 1980; Pub. 1980-06-25; Reg. 1980-08-14; TX0000530530

v. 102, no. 176, 26Jun80. Created 1980; Pub. 1980-06-26; Reg. 1980-08-14; TX0000530531

v. 102, no. 177, 27Jun80. Created 1980; Pub. 1980-06-27; Reg. 1980-08-14; TX0000530532

v. 102, no. 178, 28Jun80. Created 1980; Pub. 1980-06-28; Reg. 1980-08-14; TX0000530533

v. 102, no. 179, 29Jun80. Created 1980; Pub. 1980-06-29; Reg. 1980-08-14; TX0000530534

v. 102, no. 180, 30Jun80. Created 1980; Pub. 1980-06-30; Reg. 1980-08-14; TX0000530535

v. 102, no. 181, 1Jul80. Created 1980; Pub. 1980-07-01; Reg. 1980-09-29; TX0000558767

v. 102, no. 182, 2Jul80. Created 1980; Pub. 1980-07-02; Reg. 1980-09-29; TX0000558768

v. 102, no. 183, 3Jul80. Created 1980; Pub. 1980-07-03; Reg. 1980-09-29; TX0000558769

v. 102, no. 184, 5Jul80. Created 1980; Pub. 1980-07-05; Reg. 1980-09-29; TX0000558770

v. 102, no. 185, 6Jul80. Created 1980; Pub. 1980-07-06; Reg. 1980-09-29; TX0000558771

v. 102, no. 186, 7Jul80. Created 1980; Pub. 1980-07-07; Reg. 1980-09-29; TX0000558772

v. 102, no. 187, 8Jul80. Created 1980; Pub. 1980-07-08; Reg. 1980-09-29; TX0000558773

v. 102, no. 188, 9Jul80. Created 1980; Pub. 1980-07-09; Reg. 1980-09-29; TX0000558774

v. 102, no. 189, 10Jul80. Created 1980; Pub. 1980-07-10; Reg. 1980-09-29; TX0000558775

v. 102, no. 190, 11Jul80. Created 1980; Pub. 1980-07-11; Reg. 1980-09-29; TX0000558776

v. 102, no. 191, 12Jul80. Created 1980; Pub. 1980-07-12; Reg. 1980-09-29; TX0000558777

v. 102, no. 192, 13Jul80. Created 1980; Pub. 1980-07-13; Reg. 1980-09-29; TX0000558778

v. 102, no. 193, 14Jul80. Created 1980; Pub. 1980-07-14; Reg. 1980-09-29; TX0000558779

v. 102, no. 194, 15Jul80. Created 1980; Pub. 1980-07-15; Reg. 1980-09-29; TX0000558780

v. 102, no. 195, 16Jul80. Created 1980; Pub. 1980-07-16; Reg. 1980-09-29; TX0000558781

v. 102, no. 196, 17Jul80. Created 1980; Pub. 1980-07-17; Reg. 1980-09-29; TX0000558782

v. 102, no. 197, 18Jul80. Created 1980; Pub. 1980-07-18; Reg. 1980-09-29; TX0000558783

v. 102, no. 198, 19Jul80. Created 1980; Pub. 1980-07-19; Reg. 1980-09-29; TX0000558784

v. 102, no. 199, 20Jul80. Created 1980; Pub. 1980-07-20; Reg. 1980-09-29; TX0000558785

v. 102, no. 200, 21Jul80. Created 1980; Pub. 1980-07-21; Reg. 1980-09-29; TX0000558786

v. 102, no. 201, 22Jul80. Created 1980; Pub. 1980-07-22; Reg. 1980-09-29; TX0000558787

v. 102, no. 202, 23Jul80. Created 1980; Pub. 1980-07-23; Reg. 1980-09-29; TX0000558788

v. 102, no. 203, 24Jul80. Created 1980; Pub. 1980-07-24; Reg. 1980-09-29; TX0000558789

v. 102, no. 204, 25Jul80. Created 1980; Pub. 1980-07-25; Reg. 1980-09-29; TX0000558790

v. 102, no. 205, 26Jul80. Created 1980; Pub. 1980-07-26; Reg. 1980-09-29; TX0000558791

v. 102, no. 206, 27Jul80. Created 1980; Pub. 1980-07-27; Reg. 1980-09-29; TX0000558792

v. 102, no. 207, 28Jul80. Created 1980; Pub. 1980-07-28; Reg. 1980-09-29; TX0000558793

v. 102, no. 208, 29Jul80. Created 1980; Pub. 1980-07-29; Reg. 1980-09-29; TX0000558794

v. 102, no. 209, 30Jul80. Created 1980; Pub. 1980-07-30; Reg. 1980-09-29; TX0000558795

v. 102, no. 210, 31Jul80. Created 1980; Pub. 1980-07-31; Reg. 1980-09-29; TX0000558796

v. 102, no. 211, 1Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-01; Reg. 1980-10-23; TX0000806181

v. 102, no. 212, 2Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-02; Reg. 1980-10-23; TX0000806182

v. 102, no. 213, 3Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-03; Reg. 1980-10-23; TX0000806183

v. 102, no. 214, 4Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-04; Reg. 1980-10-23; TX0000806184

v. 102, no. 215, 5Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-05; Reg. 1980-10-23; TX0000806185

v. 102, no. 216, 6Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-06; Reg. 1980-10-23; TX0000806186

v. 102, no. 217, 7Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-07; Reg. 1980-10-23; TX0000806187

v. 102, no. 218, 8Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-08; Reg. 1980-10-23; TX0000806188

v. 102, no. 219, 9Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-09; Reg. 1980-10-23; TX0000806190

v. 102, no. 220, 10Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-10; Reg. 1980-10-23; TX0000806191

v. 102, no. 221, 11Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-11; Reg. 1980-10-23; TX0000806192

v. 102, no. 222, 12Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-12; Reg. 1980-10-23; TX0000806193

v. 102, no. 223, 13Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-13; Reg. 1980-10-23; TX0000806194

v. 102, no. 224, 14Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-14; Reg. 1980-10-23; TX0000806195

v. 102, no. 225, 15Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-15; Reg. 1980-10-23; TX0000806196

v. 102, no. 226, 16Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-16; Reg. 1980-10-23; TX0000806165

v. 102, no. 227, 17Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-17; Reg. 1980-10-23; TX0000806166

v. 102, no. 228, 18Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-18; Reg. 1980-10-23; TX0000806167

v. 102, no. 229, 19Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-19; Reg. 1980-10-23; TX0000806168

v. 102, no. 230, 20Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-20; Reg. 1980-10-23; TX0000806169

v. 102, no. 231, 21Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-21; Reg. 1980-10-23; TX0000806170

v. 102, no. 232, 22Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-22; Reg. 1980-10-23; TX0000806171

v. 102, no. 233, 23Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-23; Reg. 1980-10-23; TX0000806172

v. 102, no. 234, 24Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-24; Reg. 1980-10-23; TX0000806173

v. 102, no. 235, 25Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-25; Reg. 1980-10-23; TX0000806174

v. 102, no. 236, 26Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-26; Reg. 1980-10-23; TX0000806175

v. 102, no. 237, 27Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-27; Reg. 1980-10-23; TX0000806176

v. 102, no. 238, 28Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-28; Reg. 1980-10-23; TX0000806177

v. 102, no. 239, 29Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-29; Reg. 1980-10-23; TX0000806178

v. 102, no. 240, 30Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-30; Reg. 1980-10-23; TX0000806179

v. 102, no. 241, 31Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-31; Reg. 1980-10-23; TX0000806180

v. 102, no. 242, 2Sep80. Created 1980; Pub. 1980-09-02; Reg. 1980-10-31; TX0000574310

v. 102, no. 243, 3Sep80. Created 1980; Pub. 1980-09-03; Reg. 1980-10-31; TX0000574311

v. 102, no. 244, 4Sep80. Created 1980; Pub. 1980-09-04; Reg. 1980-10-31; TX0000574312

v. 102, no. 245, 5Sep80. Created 1980; Pub. 1980-09-05; Reg. 1980-10-31; TX0000574313

v. 102, no. 246, 6Sep80. Created 1980; Pub. 1980-09-06; Reg. 1980-10-31; TX0000574314

v. 102, no. 247, 7Sep80. Created 1980; Pub. 1980-09-07; Reg. 1980-10-31; TX0000574315

v. 102, no. 248, 8Sep80. Created 1980; Pub. 1980-09-08; Reg. 1980-10-31; TX0000574316

v. 102, no. 249, 9Sep80. Created 1980; Pub. 1980-09-09; Reg. 1980-10-31; TX0000574317

v. 102, no. 250, 10Sep80. Created 1980; Pub. 1980-09-10; Reg. 1980-10-31; TX0000574318

v. 102, no. 251, 11Sep80. Created 1980; Pub. 1980-09-11; Reg. 1980-10-31; TX0000574319

v. 102, no. 252, 12Sep80. Created 1980; Pub. 1980-09-12; Reg. 1980-10-31; TX0000574320

v. 102, no. 253, 13Sep80. Created 1980; Pub. 1980-09-13; Reg. 1980-10-31; TX0000574321

v. 102, no. 254, 14Sep80. Created 1980; Pub. 1980-09-14; Reg. 1980-10-31; TX0000574328

v. 102, no. 255, 15Sep80. Created 1980; Pub. 1980-09-15; Reg. 1980-10-31; TX0000574322

v. 102, no. 256, 16Sep80. Created 1980; Pub. 1980-09-16; Reg. 1980-10-31; TX0000574323

v. 102, no. 257, 17Sep80. Created 1980; Pub. 1980-09-17; Reg. 1980-10-31; TX0000574324

v. 102, no. 258, 18Sep80. Created 1980; Pub. 1980-09-18; Reg. 1980-10-31; TX0000574325

v. 102, no. 259, 19Sep80. Created 1980; Pub. 1980-09-19; Reg. 1980-10-31; TX0000574326

v. 102, no. 260, 20Sep80. Created 1980; Pub. 1980-09-20; Reg. 1980-10-31; TX0000574327

v. 102, no. 261, 21Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-21; Reg. 1980-10-31; TX0000624172

v. 102, no. 262, 22Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-22; Reg. 1980-10-31; TX0000624169

v. 102, no. 263, 23Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-23; Reg. 1980-10-31; TX0000624170

v. 102, no. 264, 24Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-24; Reg. 1980-10-31; TX0000624171

v. 102, no. 265, 25Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-25; Reg. 1980-10-31; TX0000624168

v. 102, no. 266, 26Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-26; Reg. 1980-10-31; TX0000624167

v. 102, no. 267, 27Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-27; Reg. 1980-10-31; TX0000624166

v. 102, no. 268, 28Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-28; Reg. 1980-10-31; TX0000624165

v. 102, no. 269, 29Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-29; Reg. 1980-10-31; TX0000624164

v. 102, no. 270, 30Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-30; Reg. 1980-10-31; TX0000624163

v. 102, no. 271, 1Oct80. Created 1980; Pub. 1980-10-01; Reg. 1980-12-16; TX0000618016

v. 102, no. 272, 2Oct80. Created 1980; Pub. 1980-10-02; Reg. 1980-12-16; TX0000618017

v. 102, no. 273, 3Oct80. Created 1980; Pub. 1980-10-03; Reg. 1980-12-16; TX0000618018

v. 102, no. 274, 4Oct80. Created 1980; Pub. 1980-10-04; Reg. 1980-12-16; TX0000618019

v. 102, no. 275, 5Oct80. Created 1980; Pub. 1980-10-05; Reg. 1980-12-16; TX0000618020

v. 102, no. 276, 6Oct80. Created 1980; Pub. 1980-10-06; Reg. 1980-12-16; TX0000618021

v. 102, no. 277, 7Oct80. Created 1980; Pub. 1980-10-07; Reg. 1980-12-16; TX0000618022

v. 102, no. 278, 8Oct80. Created 1980; Pub. 1980-10-08; Reg. 1980-12-16; TX0000618023

v. 102, no. 279, 9Oct80. Created 1980; Pub. 1980-10-09; Reg. 1980-12-16; TX0000618024

v. 102, no. 280, 10Oct80. Created 1980; Pub. 1980-10-10; Reg. 1980-12-16; TX0000618025

v. 102, no. 281, 11Oct80. Created 1980; Pub. 1980-10-11; Reg. 1980-12-16; TX0000618026

v. 102, no. 282, 12Oct80. Created 1980; Pub. 1980-10-12; Reg. 1980-12-16; TX0000618027

v. 102, no. 283, 13Oct80. Created 1980; Pub. 1980-10-13; Reg. 1980-12-16; TX0000618028

v. 102, no. 284, 14Oct80. Created 1980; Pub. 1980-10-14; Reg. 1980-12-16; TX0000618029

v. 102, no. 285, 15Oct80. Created 1980; Pub. 1980-10-15; Reg. 1980-12-16; TX0000618030

v. 102, no. 286, 16Oct80. Created 1980; Pub. 1980-10-16; Reg. 1980-12-16; TX0000618031

v. 102, no. 287, 17Oct80. Created 1980; Pub. 1980-10-17; Reg. 1980-12-16; TX0000618032

v. 102, no. 288, 18Oct80. Created 1980; Pub. 1980-10-18; Reg. 1980-12-16; TX0000618033

v. 102, no. 289, 19Oct80. Created 1980; Pub. 1980-10-19; Reg. 1980-12-16; TX0000618034

v. 102, no. 290, 20Oct80. Created 1980; Pub. 1980-10-20; Reg. 1980-12-16; TX0000618035

v. 102, no. 291, 21Oct80. Created 1980; Pub. 1980-10-21; Reg. 1980-12-16; TX0000618036

v. 102, no. 292, 22Oct80. Created 1980; Pub. 1980-10-22; Reg. 1980-12-16; TX0000618037

v. 102, no. 293, 23Oct80. Created 1980; Pub. 1980-10-23; Reg. 1980-12-16; TX0000618038

v. 102, no. 294, 24Oct80. Created 1980; Pub. 1980-10-24; Reg. 1980-12-16; TX0000618039

v. 102, no. 295, 25Oct80. Created 1980; Pub. 1980-10-25; Reg. 1980-12-16; TX0000618040

v. 102, no. 296, 26Oct80. Created 1980; Pub. 1980-10-26; Reg. 1980-12-16; TX0000618041

v. 102, no. 297, 27Oct80. Created 1980; Pub. 1980-10-27; Reg. 1980-12-16; TX0000618042

v. 102, no. 298, 28Oct80. Created 1980; Pub. 1980-10-28; Reg. 1980-12-16; TX0000618043

v. 102, no. 299, 29Oct80. Created 1980; Pub. 1980-10-29; Reg. 1980-12-16; TX0000618044

v. 102, no. 300, 30Oct80. Created 1980; Pub. 1980-10-30; Reg. 1980-12-16; TX0000618045

v. 102, no. 301, 31Oct80. Created 1980; Pub. 1980-10-31; Reg. 1980-12-16; TX0000618046

v. 102, no. 302, 1Nov80. Created 1980; Pub. 1980-11-01; Reg. 1981-01-07; TX0000607126

v. 102, no. 303, 2Nov80. Created 1980; Pub. 1980-11-02; Reg. 1981-01-07; TX0000607127

v. 102, no. 304, 3Nov80. Created 1980; Pub. 1980-11-03; Reg. 1981-01-07; TX0000607128

v. 102, no. 305, 4Nov80. Created 1980; Pub. 1980-11-04; Reg. 1981-01-07; TX0000607129

v. 102, no. 306, 5Nov80. Created 1980; Pub. 1980-11-05; Reg. 1981-01-07; TX0000607130

v. 102, no. 307, 6Nov80. Created 1980; Pub. 1980-11-06; Reg. 1981-01-07; TX0000607131

v. 102, no. 308, 7Nov80. Created 1980; Pub. 1980-11-07; Reg. 1981-01-07; TX0000607132

v. 102, no. 309, 8Nov80. Created 1980; Pub. 1980-11-08; Reg. 1981-01-07; TX0000607133

v. 102, no. 310, 9Nov80. Created 1980; Pub. 1980-11-09; Reg. 1981-01-07; TX0000607134

v. 102, no. 311, 10Nov80. Created 1980; Pub. 1980-11-10; Reg. 1981-01-07; TX0000607135

v. 102, no. 312, 11Nov80. Created 1980; Pub. 1980-11-11; Reg. 1981-01-07; TX0000607136

v. 102, no. 313, 12Nov80. Created 1980; Pub. 1980-11-12; Reg. 1981-01-07; TX0000607137

v. 102, no. 314, 13Nov80. Created 1980; Pub. 1980-11-13; Reg. 1981-01-07; TX0000607138

v. 102, no. 315, 14Nov80. Created 1980; Pub. 1980-11-14; Reg. 1981-01-07; TX0000607139

v. 102, no. 316, 15Nov80. Created 1980; Pub. 1980-11-15; Reg. 1981-01-07; TX0000607140

v. 102, no. 317, 16Nov80. Created 1980; Pub. 1980-11-16; Reg. 1981-01-07; TX0000607141

v. 102, no. 318, 17Nov80. Created 1980; Pub. 1980-11-17; Reg. 1981-01-07; TX0000607142

v. 102, no. 319, 18Nov80. Created 1980; Pub. 1980-11-18; Reg. 1981-01-07; TX0000607143

v. 102, no. 320, 19Nov80. Created 1980; Pub. 1980-11-19; Reg. 1981-01-07; TX0000607144

v. 102, no. 321, 20Nov80. Created 1980; Pub. 1980-11-20; Reg. 1981-01-07; TX0000607145

v. 102, no. 322, 21Nov80. Created 1980; Pub. 1980-11-21; Reg. 1981-01-07; TX0000607146

v. 102, no. 323, 22Nov80. Created 1980; Pub. 1980-11-22; Reg. 1981-01-07; TX0000607147

v. 102, no. 324, 23Nov80. Created 1980; Pub. 1980-11-23; Reg. 1981-01-07; TX0000607148

v. 102, no. 325, 24Nov80. Created 1980; Pub. 1980-11-24; Reg. 1981-01-07; TX0000607149

v. 102, no. 326, 25Nov80. Created 1980; Pub. 1980-11-25; Reg. 1981-01-07; TX0000607150

v. 102, no. 327, 26Nov80. Created 1980; Pub. 1980-11-26; Reg. 1981-01-07; TX0000607151

v. 102, no. 328, 27Nov80. Created 1980; Pub. 1980-11-27; Reg. 1981-01-07; TX0000607152

v. 102, no. 329, 28Nov80. Created 1980; Pub. 1980-11-29; Reg. 1981-01-07; TX0000607153

v. 102, no. 330, 29Nov80. Created 1980; Pub. 1980-11-30; Reg. 1981-01-07; TX0000607154

v. 102, no. 331, 1Dec80. Created 1980; Pub. 1980-12-01; Reg. 1981-02-09; TX0000664163

v. 102, no. 332, 2Dec80. Created 1980; Pub. 1980-12-02; Reg. 1981-02-09; TX0000664164

v. 102, no. 333, 3Dec80. Created 1980; Pub. 1980-12-03; Reg. 1981-02-09; TX0000664165

v. 102, no. 334, 4Dec80. Created 1980; Pub. 1980-12-04; Reg. 1981-02-09; TX0000664166

v. 102, no. 335, 5Dec80. Created 1980; Pub. 1980-12-05; Reg. 1981-02-09; TX0000664167

v. 102, no. 336, 6Dec80. Created 1980; Pub. 1980-12-06; Reg. 1981-02-09; TX0000664168

v. 102, no. 337, 7Dec80. Created 1980; Pub. 1980-12-07; Reg. 1981-02-09; TX0000664169

v. 102, no. 338, 8Dec80. Created 1980; Pub. 1980-12-08; Reg. 1981-02-09; TX0000664170

v. 102, no. 339, 9Dec80. Created 1980; Pub. 1980-12-09; Reg. 1981-02-09; TX0000664171

v. 102, no. 340, l0Dec80. Created 1980; Pub. 1980-12-10; Reg. 1981-02-09; TX0000664172

v. 102, no. 341, 11Dec80. Created 1980; Pub. 1980-12-11; Reg. 1981-02-09; TX0000664153

v. 102, no. 342, 12Dec80. Created 1980; Pub. 1980-12-12; Reg. 1981-02-09; TX0000664154

v. 102, no. 343, 13Dec80. Created 1980; Pub. 1980-12-13; Reg. 1981-02-09; TX0000664155

v. 102, no. 344, 14Dec80. Created 1980; Pub. 1980-12-14; Reg. 1981-02-09; TX0000664156

v. 102, no. 345, 15Dec80. Created 1980; Pub. 1980-12-15; Reg. 1981-02-09; TX0000664157

v. 102, no. 346, 16Dec80. Created 1980; Pub. 1980-12-16; Reg. 1981-02-09; TX0000664158

v. 102, no. 347, 17Dec80. Created 1980; Pub. 1980-12-17; Reg. 1981-02-09; TX0000664159

v. 102, no. 348, 18Dec80. Created 1980; Pub. 1980-12-18; Reg. 1981-02-09; TX0000664160

v. 102, no. 349, 19Dec80. Created 1980; Pub. 1980-12-19; Reg. 1981-02-09; TX0000664161

v. 102, no. 350, 20Dec80. Created 1980; Pub. 1980-12-20; Reg. 1981-02-09; TX0000664162

v. 102, no. 351, 21Dec80. Created 1980; Pub. 1980-12-21; Reg. 1981-02-09; TX0000698224

v. 102, no. 352, 22Dec80. Created 1980; Pub. 1980-12-22; Reg. 1981-02-09; TX0000698225

v. 102, no. 353, 23Dec80. Created 1980; Pub. 1980-12-23; Reg. 1981-02-09; TX0000698226

v. 102, no. 354, 24Dec80. Created 1980; Pub. 1980-12-24; Reg. 1981-02-09; TX0000698227

v. 102, no. 355, 26Dec80. Created 1980; Pub. 1980-12-26; Reg. 1981-02-09; TX0000698228

v. 102, no. 356, 27Dec80. Created 1980; Pub. 1980-12-27; Reg. 1981-02-09; TX0000698229

v. 102, no. 357, 28Dec80. Created 1980; Pub. 1980-12-28; Reg. 1981-02-09; TX0000698230

v. 102, no. 358, 29Dec80. Created 1980; Pub. 1980-12-29; Reg. 1981-02-09; TX0000698231

v. 102, no. 359, 30Dec80. Created 1980; Pub. 1980-12-30; Reg. 1981-02-09; TX0000698232

v. 102, no. 360, 31Dec80. Created 1980; Pub. 1980-12-31; Reg. 1981-02-09; TX0000698233

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 101, no. 1, 14Jan79. Created 1979; Pub. 1979-01-14; Reg. 1979-01-30; TX0000175543

v. 101, no. 7, 20Jan79. Created 1979; Pub. 1979-01-20; Reg. 1979-01-30; TX0000184429

v. 101, no. 8, 21Jan79. Created 1979; Pub. 1979-01-21; Reg. 1979-01-30; TX0000175542

v. 101, no. 14, 27Jan79. Created 1979; Pub. 1979-01-27; Reg. 1979-02-02; TX0000179717

v. 101, no. 15, 28Jan79. Created 1979; Pub. 1979-01-28; Reg. 1978-02-02; TX0000179718

v. 101, no. 21, 3Feb79. Created 1979; Pub. 1979-02-03; Reg. 1979-02-12; TX0000193279

v. 101, no. 22, 4Feb79. Created 1979; Pub. 1979-02-04; Reg. 1979 -02-12; TX0000189477

v. 101, no. 28, 10Feb79. Created 1979; Pub. 1979-02-10; Reg. 1979-02-23; TX0000193281

v. 101, no. 29, 11Feb79. Created 1979; Pub. 1979-02-11; Reg. 1979-02-23; TX0000197825

v. 101, no. 35, 17Feb79. Created 1979; Pub. 1979-02-17; Reg. 1979-02-26; TX0000193275

v. 101, no. 36, 18Feb79. Created 1979; Pub. 1979-02-18; Reg. 1979-02-26; TX0000197824

v. 101, no. 42, 24Feb79. Created 1979; Pub. 1979-02-24; Reg. 1979-03-02; TX0000226497

v. 101, no. 43, 25Feb79. Created 1979; Pub. 1979-02-25; Reg. 1979-03-02; TX0000226498

v. 101, no. 49, 3Mar79. Created 1979; Pub. 1979-03-03; Reg. 1979-03-08; TX0000197832

v. 101, no. 50, 4Mar79. Created 1979; Pub. 1979-03-04; Reg. 1979-03-08; TX0000197831

v. 101, no. 56, 10Mar79. Created 1979; Pub. 1979-03-10; Reg. 1979-03-16; TX0000205852

v. 101, no. 57, 11Mar79. Created 1979; Pub. 1979-03-11; Reg. 1979-03-16; TX0000205853

v. 101, no. 63, l7Mar79. Created 1979; Pub. 1979-03-17; Reg. 1979-03-23; TX0000213473

v. 101, no. 64, 18Mar79. Created 1979; Pub. 1979-03-18; Reg. 1979-03-23; TX0000213474

v. 101, no. 70, 24Mar79. Created 1979; Pub. 1979-03-24; Reg. 1979-04-02; TX0000209601

v. 101, no. 71, 25Mar79. DCR 1979; Pub. 1979-03-25; Reg. 1979-04-02; TX0000209603

v. 101, no. 77, 31Mar79. Created 1979; Pub. 1979-03-31; Reg. 1979-04-09; TX0000218760

v. 101, no. 84, 7Apr79. Created 1979; Pub. 1979-04-07; Reg. 1979-08-17; TX0000307772

v. 101, no. 85, 8Apr79. Created 1979; Pub. 1979-04-08; Reg. 1979-08-17; TX0000307777

v. 101, no. 91, 14Apr79. Created 1979; Pub. 1979-04-14; Reg. 1979-04-23; TX0000232983

v. 101, no. 92, 15Apr79. Created 1979; Pub. 1979-04-15; Reg. 1979-04-23; TX0000232985

v. 101, no. 98, 2lApr79. Created 1979; Pub. 1979-04-21; Reg. 1979-04-30; TX0000241304

v. 101, no. 99, 22Apr79. Created 1979; Pub. 1979-04-22; Reg. 1979-04-30; TX0000241305

v. 101, no. 105, 28Apr79. Created 1979; Pub. 1979-04-28; Reg. 1979-05-07; TX0000232987

v. 101, no. 106, 29Apr79. Created 1979; Pub. 1979-04-29; Reg. 1979-05-07; TX0000232993

v. 101, no. 112, 5May79. Created 1979; Pub. 1979-05-05; Reg. 1979-05-11; TX0000241306

v. 101, no. 113, 6May79. Created 1979; Pub. 1979-05-06; Reg. 1979-05-11; TX0000241312

v. 101, no. 119, 12May79. Created 1979; Pub. 1979-05-12; Reg. 1979-05-21; TX0000241300

v. 101, no. 120, 13May79. Created 1979; Pub. 1979-05-13; Reg. 1979-05-21; TX0000241301

v. 101, no. 126, 19May79. Created 1979; Pub. 1979-05-19; Reg. 1979-05-29; TX0000254588

v. 101, no. 127, 20May79. Created 1979; Pub. 1979-05-20; Reg. 1979-05-29; TX0000254587

v. 101, no. 133, 26May79. Created 1979; Pub . 1979-05-26; Reg. 1979-06-06; TX0000262101

v. 101, no. 134, 27May79. Created 1979; Pub. 1979-05-27; Reg. 1979-06-06; TX0000254592

v. 101, no. 137, 31May79. Created 1979; Pub. 1979-05-31; Reg. 1979-06-11; TX0000266861

v. 101, no. 138, 1Jun79. Created 1979; Pub. 1979-06-01; Reg. 1979-06-11; TX0000275452

v. 101, no. 139, 2Jun79. Created 1979; Pub. 1979-06-02; Reg. 1979-06-11; TX0000275453

v. 101, no. 140, 3Jun79. Created 1979; Pub. 1979-06-03; Reg. 1979-06-11; TX0000266862

v. 101, no. 146, 9Jun79. Created 1979; Pub. 1979-06-09; Reg. 1979-06-18; TX0000271678

v. 101, no. 147, 10Jun79. Created 1979; Pub. 1979-06-10; Reg. 1979-06-18; TX0000271692

v. 101, no. 153, 16Jun79. Created 1979; Pub. 1979-06-16; Reg. 1979-06-22; TX0000271686

v. 101, no. 154, l7Jun79. Created 1979; Pub. 1979-06-17; Reg. 1979-06-22; TX0000271691

v. 101, no. 160, 23Jun79. Created 1979, Pub. 1979-06-23; Reg. 1979-06-29; TX0000271674

v. 101, no. 161, 24Jun79. Created 1979, Pub. 1979-06-24; Reg. 1979-06-29; TX0000271675

v. 101, no. 167, 30Jun79. Created 1979 Pub. 1979-06-30; Reg. 1979-07-11; TX0000321604

v. 101, no. 168, 1Jul79. Created 1979; Pub. 1979-07-01; Reg. 1979-07-11; TX0000321594

v. 101, no. 173, 7Jul79. Created 1979; Pub. 1979-07-07; Reg. 1979-07-19; TX0000284752

v. 101, no. 174, 8Jul79. Created 1979; Pub. 1979-07-08; Reg. 1979-07-19; TX0000284753

v. 101, no. 180, 14Jul79. Created 1979; Pub 1979-07-14; Reg. 1979-07-23; TX0000321598

v. 101, no. 181, 15Jul79. Created 1979; Pub 1979-07-15; Reg. 1979-07-23; TX0000321602

v. 101, no. 187, 21Jul79. Created 1979; Pub 1979-07-21; Reg. 1979-07-30; TX0000321595

v. 101, no. 188, 22Jul79. Created 1979; Pub 1979-07-22; Reg. 1979-07-30; TX0000321597

v. 101, no. 194, 28Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-28; Reg. 1979-08-07; TX0000368128

v. 101, no. 195, 29Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-29; Reg. 1979-08-07; TX0000368127

v. 101, no. 201, 4Aug79. Created 1979; Pub. 1979-08-04; Reg. 1979-08-09; TX0000302286

v. 101, no. 202, 5Aug79. Created 1979; Pub. 1979-08-05; Reg. 1979-08-09; TX0000302291

v. 101, no. 208, 11Aug79. Created 1979; Pub 1979-08-11; Reg. 1979-08-17; TX0000307784

v. 101, no. 209, 12Aug79. Created 1979; Pub 1979-08-12; Reg. 1979-08-17; TX0000307787

v. 101, no. 215, 18Aug79. Created 1979; Pub 1979-08-18; Reg. 1979-08-27; TX0000307779

v. 101, no. 216, 19Aug79. Created 1979; Pub 1979-08-19; Reg. 1979-08-27; TX0000307780

v. 101, no. 222, 25Aug79. Created 1979; Pub 1979-08-25; Reg. 1979-09-05; TX0000316430

v. 101, no. 223, 26Aug79. Created 1979; Pub 1979-08-26; Reg. 1979-09-05; TX0000316431

v. 101, no. 224, 27Aug79. Created 1979; Pub 1979-08-27; Reg. 1979-09-10; TX0000318623

v. 101, no. 225, 28Aug79. Created 1979; Pub. 1979-08-28; Reg. 1979-09-10; TX0000318624

v. 101, no. 226, 29Aug79. Created 1979; Pub. 1979-08-29; Reg. 1979-09-10; TX0000318622

v. 101, no. 227, 30Aug79. Created 1979; Pub. 1979-08-30; Reg. 1979-09-10; TX0000318621

v. 101, no. 228, 3lAug79. Created 1979; Pub. 1979-08-31; Reg. 1979-09-10; TX0000318626

v. 101, no. 229, 1Sep79. Created 1979; Pub. 1979-09-01; Reg. 1979-09-10; TX0000318625

v. 101, no. 230, 2Sep79. Created 1979; Pub. 1979-09-02; Reg. 1979-09-10; TX0000318627

v. 101, no. 235, 8Sep79. Created 1979; Pub. 1979-09-08; Reg. 1979-09-17; TX0000328242

v. 101, no. 236, 9Sep79. Created 1979; Pub. 1979-09-09; Reg. 1979-09-17; TX0000328241

v. 101, no. 237, 10Sep79. Created 1979; Pub. 1979-09-10; Reg. 1979-09-26; TX0000383648

v. 101, no. 240, 13Sep79. Created 1979; Pub. 1979-09-13; Reg. 1979-09-26; TX0000383651

v. 101, no. 242, 15Sep79. Created 1979; Pub. 1979-09-15; Reg. 1979-09-26; TX0000373298

v. 101, no. 243, 16Sep79. Created 1979; Pub. 1979-09-16; Reg. 1979-09-26; TX0000336044

v. 101, no. 249, 22Sep79. Created 1979; Pub. 1979-09-22; Reg. 1979-10-01; TX0000347613

v. 101, no. 250, 23Sep79. Created 1979; Pub. 1979-09-23; Reg. 1979-10-01; TX0000336045

v. 101, no. 256, 29Sep79. Created 1979; Pub. 1979-09-29; Reg. 1979-10-09; TX0000351969

v. 101, no. 257, 30Sep79. Created 1979; Pub. 1979-09-30; Reg. 1979-10-09; TX0000351970

v. 101, no. 258, 1Oct79. Created 1979; Pub. 1979-10-01; Reg. 1979-10-16; TX0000344797

v. 101, no. 259, 2Oct79. Created 1979; Pub. 1979-10-02; Reg. 1979-10-16; TX0000344794

v. 101, no. 260, 3Oct79. Created 1979; Pub. 1979-10-03; Reg. 1979-10-16; TX0000344795

v. 101, no. 261, 4Oct79. Created 1979; Pub. 1979-10-04; Reg. 1979-10-16; TX0000344796

v. 101, no. 262, 5Oct79. Created 1979; Pub. 1979-10-05; Reg. 1979-10-16; TX0000344799

v. 101, no. 263, 6Oct79. Created 1979; Pub. 1979-10-06; Reg. 1979-10-16; TX0000344798

v. 101, no. 264, 7Oct79. Created 1979; Pub. 1979-10-07; Reg. 1979-10-16; TX0000344793

v. 101, no. 270, 13Oct79. Created 1979; Pub. 1979-10-13; Reg. 1979-11-09; TX0000355801

v. 101, no. 271, 14Oct79. Created 1979; Pub. 1979-10-14; Reg. 1979-10-25; TX0000355803

v. 101, no. 277, 20Oct79. Created 1979; Pub. 1979-10-20; Reg. 1979-11-01; TX0000351976

v. 101, no. 278, 21Oct79. Created 1979; Pub. 1979-10-21; Reg. 1979-11-01; TX0000351974

v. 101, no. 280, 23Oct79. Created 1979; Pub. 1979-10-23; Reg. 1979-11-08; TX0000355807

v. 101, no. 282, 25Oct79. Created 1979; Pub. 1979-10-25; Reg. 1979-11-08; TX0000355805

v. 101, no. 283, 26Oct79. Created 1979; Pub. 1979-10-26; Reg. 1979-11-08; TX0000355806

v. 101, no. 284, 27Oct79. Created 1979; Pub. 1979-10-27; Reg. 1979-11-08; TX0000355800

v. 101, no. 291, 3Nov79. Created 1979; Pub. 1979-11-03; Reg. 1979-11-14; TX0000364065

v. 101, no. 292, 4Nov79. Created 1979; Pub. 1979-11-04; Reg. 1979-11-14; TX0000364066

v. 101, no. 298, 10Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-10; Reg. 1979-11-19; TX0000360118

v. 101, no. 299, 11NOV79. (C.O. correspondence.) Created 1979; Pub. 1979-11-11; Reg. 1979-11-19; TX0000360115

v. 101, no. 305, 17Nov79. Created 1979; Pub. 1979-11-17; Reg. 1979-11-26; TX0000368132

v. 101, no. 306, 18Nov79. Created 1979; Pub. 1979-11-18; Reg. 1979-11-26; TX0000364067

v. 101, no. 309, 21Nov79. Created 1979; Pub. 1979-11-21; Reg. 1979-12-04; TX0000373299

v. 101, no. 311, 24Nov79. Created 1979; Pub. 1979-11-24; Reg. 1979-12-04; TX0000373300

v. 101, no. 312, 25Nov79. Created 1979; Pub. 1979-11-25; Reg. 1979-12-04; TX0000373303

v. 101, no. 318, 1Dec79. Created 1979; Pub. 1979-12-01; Reg. 1979-12-11; TX0000383655

v. 101, no. 319, 2Dec79. Created 1979; Pub. 1979-12-02; Reg. 1979-12-11; TX0000383658

v. 101, no. 325, 8Dec79. Created 1979; Pub. 1979-12-08; Reg. 1979-12-14; TX0000380441

v. 101, no. 326, 9Dec79. Created 1979; Pub. 1979-12-09; Reg. 1979-12-14; TX0000377003

v. 101, no. 332, 15Dec79. Created 1979; Pub. 1979-12-15; Reg. 1979-12-27; TX0000380432

v. 101, no. 333, 16Dec79. Created 1979; Pub. 1979-12-16; Reg. 1979-12-27; TX0000380438

v. 101, no. 339, 22Dec79. Created 1979; Pub. 1979-12-22; Reg. 1980-01-07; TX0000383645

v. 101, no. 340, 23Dec79. Created 1979; Pub. 1979-12-23; Reg. 1980-01-07; TX0000383646

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1979

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	lApr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-01; Reg. 1979-07-25; TX0000421445

28Oct79. (C.O. correspondence.) Created 1979; Pub. 1979-10-28; Reg. 1979-11-08; TX0000392237

7Dec79. Created 1979; Pub. 1979-12-07; Reg. 1979-12-14; TX0000412057

17Dec79. Created 1979; Pub. 1979-12-17; Reg. 1980-01-07; TX0000387445

18Dec79. Created 1979; Pub. 1979-12-18; Reg. 1980-01-07; TX0000387446

19Dec79. Created 1979; Pub. 1979-12-19; Reg. 1980-01-07; TX0000387444

20Dec79. (C.O. correspondence.) Created 1979; Pub. 1979-12-20; Reg. 1980-01-07; TX0000425718

21Dec79. Created 1979; Pub. 1979-12-21; Reg. 1980-01-07; TX0000383647

24Dec79. Created 1979; Pub. 1979-12-24; Reg. 1980-01-11; TX0000387439

26Dec79. Created 1979; Pub. 1979-12-26; Reg. 1980-01-11; TX0000387443

27Dec79. Created 1979; Pub. 1979-12-27; Reg. 1980-01-11; TX0000387438

28Dec79. Created 1979; Pub. 1979-12-28; Reg. 1980-01-11; TX0000387442

29Dec79. Created 1979; Pub. 1979-12-29; Reg. 1980-01-11; TX0000387441

30Dec79. Created 1979; Pub. 1979-12-30; Reg. 1980-01-11; TX0000387437

31Dec79. Created 1979; Pub. 1979-12-31; Reg. 1980-01-11; TX0000387440

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1978

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 100, no. 1, 1Jan78. Created 1978; Pub. 1978-01-01; Reg. 1978-01-13; TX0000014190

v. 100, no. 2, 3Jan78. Created 1978; Pub. 1978-01-03; Reg. 1978-01-13; TX0000031298

v. 100, no. 3, 4Jan78. Created 1978; Pub. 1978-01-04; Reg. 1978-01-13; TX0000031299

v. 100, no. 4, 5Jan78. Created 1978; Pub. 1978-01-05; Reg. 1978-01-13; TX0000014169

v. 100, no. 5, 6Jan78. Created 1978; Pub. 1978-01-06; Reg. 1978-01-13; TX0000014188

v. 100, no. 6, 7Jan78. Created 1978; Pub. 1978-01-07; Reg. 1978-01-13; TX0000014189

v. 100, no. 7, 8Jan78. Created 1978; Pub. 1978-01-08; Reg. 1978-01-26; TX0000014171

v. 100, no. 8, 9Jan78. Created 1978; Pub. 1978-01-09; Reg. 1978-01-26; TX0000014172

v. 100, no. 9, 10Jan78. Created 1978; Pub. 1978-01-10; Reg. 1978-01-26; TX0000014178

v. 100, no. 10, 11Jan78. Created 1978; Pub. 1978-01-11; Reg. 1978-01-26; TX0000014174

v. 100, no. 11, 12Jan78. Created 1978; Pub. 1978-01-12; Reg. 1978-01-26; TX0000014179

v. 100, no. 12, 13Jan78. Created 1978; Pub. 1978-01-13; Reg. 1978-01-26; TX0000014168

v. 100, no. 13, 14Jan78. Created 1978; Pub. 1978-01-14; Reg. 1978-01-26; TX0000014170

v. 100, no. 14, 15Jan78. Created 1978; Pub. 1978-01-15; Reg. 1978-01-26; TX0000014177

v. 100, no. 15, 16Jan78. Created 1978; Pub. 1978-01-16; Reg. 1978-01-26; TX0000014176

v. 100, no. 16, 17Jan78. Created 1978; Pub. 1978-01-17; Reg. 1978-01-26; TX0000014175

v. 100, no. 17, 18Jan78. Created 1978; Pub. 1978-01-18; Reg. 1978-01-26; TX0000014173

v. 100, no. 18, 19Jan78. Created 1978; Pub. 1978-01-19; Reg. 1978-01-26; TX0000014167

v. 100, no. 19, 20Jan78. Created 1978; Pub. 1978-01-20; Reg. 1978-02-03; TX0000031285

v. 100, no. 20, 21Jan78. Created 1978; Pub. 1978-01-21; Reg. 1978-02-03; TX0000031288

v. 100, no. 21, 22Jan78. Created 1978; Pub. 1978-01-22; Reg. 1978-02-03; TX0000031290

v. 100, no. 22, 23Jan78. Created 1978; Pub. 1978-01-23; Reg. 1978-02-03; TX0000031286

v. 100, no. 23, 24Jan78. Created 1978; Pub. 1978-01-24; Reg. 1978-02-03; TX0000031289

v. 100, no. 24, 25Jan78. Created 1978; Pub. 1978-01-25; Reg. 1978-02-03; TX0000031287

v. 100, no. 25, 26Jan78. Created 1978; Pub. 1978-01-26; Reg. 1978-02-09; TX0000014183

v. 100, no. 26, 27Jan78. Created 1978; Pub. 1978-01-27; Reg. 1978-02-09; TX0000014185

v. 100, no. 27, 28Jan78. Created 1978; Pub. 1978-01-28; Reg. 1978-02-09; TX0000014184

v. 100, no. 28, 29Jan78. Created 1978; Pub. 1978-01-29; Reg. 1978-02-09; TX0000014187

v. 100, no. 29, 30Jan78. Created 1978; Pub. 1978-01-30; Reg. 1978-02-09; TX0000014180

v. 100, no. 30, 31Jan78. Created 1978; Pub. 1978-01-31; Reg. 1978-02-09; TX0000014186

v. 100, no. 31, 1Feb78. Created 1978; Pub. 1978-02-01; Reg. 1978-02-09; TX0000014181

v. 100, no. 32, 2Feb78. Created 1978; Pub. 1978-02-02; Reg. 1978-02-21; TX0000007048

v. 100, no. 33, 3Feb78. Created 1978; Pub. 1978-02-03; Reg. 1978-02-21; TX0000007045

v. 100, no. 34, 4Feb78. Created 1978; Pub. 1978-02-04; Reg. 1978-02-21; TX0000007046

v. 100, no. 35, 5Feb78. Created 1978; Pub. 1978-02-05; Reg. 1978-02-21; TX0000007030

v. 100, no. 36, 6Feb78. Created 1978; Pub. 1978-02-06; Reg. 1978-02-21; TX0000007047

v. 100, no. 37, 7Feb78. Created 1978; Pub. 1978-02-07; Reg. 1978-02-21; TX0000007049

v. 100, no. 38, 8Feb78. Created 1978; Pub. 1978-02-08; Reg. 1978-02-21; TX0000007042

v. 100, no. 39, 9Feb78. Created 1978; Pub. 1978-02-09; Reg. 1978-02-21; TX0000007044

v. 100, no. 40, 10Feb78. Created 1978; Pub. 1978-02-10; Reg. 1978-02-24; TX0000007032

v. 100, no. 41, 11Feb78. Created 1978; Pub. 1978-02-11; Reg. 1978-02-24; TX0000007028

v. 100, no. 42, 12Feb78. Created 1978; Pub. 1978-02-12; Reg. 1978-02-24; TX0000007033

v. 100, no. 43, 13Feb78. Created 1978; Pub. 1978-02-13; Reg. 1978-02-24; TX0000007027

v. 100, no. 44, 14Feb78. Created 1978; Pub. 1978-02-14; Reg. 1978-02-24; TX0000007035

v. 100, no. 45, 15Feb78. Created 1978; Pub. 1978-02-15; Reg. 1978-02-24; TX0000007026

v. 100, no. 46, 16Feb78. Created 1978; Pub. 1978-02-16; Reg. 1978-03-06; TX0000007038

v. 100, no. 47, 17Feb78. Created 1978; Pub. 1978-02-17; Reg. 1978-03-06; TX0000007062

v. 100, no. 48, 18Feb78. Created 1978; Pub. 1978-02-18; Reg. 1978-03-06; TX0000007034

v. 100, no. 49, 19Feb78. Created 1978; Pub. 1978-02-19; Reg. 1978-03-06; TX0000007041

v. 100, no. 50, 20Feb78. Created 1978; Pub. 1978-02-20; Reg. 1978-03-06; TX0000007036

v. 100, no. 51, 21Feb78. Created 1978; Pub. 1978-02-21; Reg. 1978-03-06; TX0000007061

v. 100, no. 52, 22Feb78. Created 1978; Pub. 1978-02-22; Reg. 1978-03-06; TX0000007040

v. 100, no. 53, 23Feb78. Created 1978; Pub. 1978-02-23; Reg. 1978-03-06; TX0000007064

v. 100, no. 54, 24Feb78. Created 1978; Pub. 1978-02-24; Reg. 1978-03-06; TX0000007031

v. 100, no. 55, 25Feb78. Created 1978; Pub. 1978-02-25; Reg. 1978-03-06; TX0000007037

v. 100, no. 56, 26Feb78. Created 1978; Pub. 1978-02-26; Reg. 1978-03-06; TX0000007043

v. 100, no. 57, 27Feb78. Created 1978; Pub. 1978-02-27; Reg. 1978-03-06; TX0000007063

v. 100, no. 58, 28Feb78. Created 1978; Pub. 1978-02-28; Reg. 1978-03-13; TX0000007060

v. 100, no. 59, 1Mar78. Created 1978; Pub. 1978-03-01; Reg. 1978-03-13; TX0000007029

v. 100, no. 60, 2Mar78. Created 1978; Pub. 1978-03-02; Reg. 1978-03-13; TX0000007056

v. 100, no. 61, 3Mar78. Created 1978; Pub. 1978-03-03; Reg. 1978-03-13; TX0000007057

v. 100, no. 62, 4Mar78. Created 1978; Pub. 1978-03-04; Reg. 1978-03-13; TX0000007058

v. 100, no. 63, 5Mar78. Created 1978; Pub. 1978-03-05; Reg. 1978-03-13; TX0000007059

v. 100, no. 64, 6Mar78. Created 1978; Pub. 1978-03-06; Reg. 1978-03-17; TX0000007053

v. 100, no. 65, 7Mar78. Created 1978; Pub. 1978-03-07; Reg. 1978-03-17; TX0000007054

v. 100, no. 66, 8Mar78. Created 1978; Pub. 1978-03-08; Reg. 1978-03-17; TX0000007050

v. 100, no. 67, 9Mar78. Created 1978; Pub. 1978-03-09; Reg. 1978-03-17; TX0000007051

v. 100, no. 68, 10Mar78. Created 1978; Pub. 1978-03-10; Reg. 1978-03-17; TX0000007052

v. 100, no. 69, 11Mar78. Created 1978; Pub. 1978-03-11; Reg. 1978-03-17; TX0000007055

v. 100, no. 70, 12Mar78. Created 1978; Pub. 1978-03-12; Reg. 1978-03-27; TX0000011877

v. 100, no. 71, 13Mar78. Created 1978; Pub. 1978-03-13; Reg. 1978-03-27; TX0000011880

v. 100, no. 72, 14Mar78. Created 1978; Pub. 1978-03-14; Reg. 1978-03-27; TX0000031296

v. 100, no. 73, 15Mar78. Created 1978; Pub. 1978-03-15; Reg. 1978-03-27; TX0000011878

v. 100, no. 74, 16Mar78. Created 1978; Pub. 1978-03-16; Reg. 1978-03-27; TX0000011879

v. 100, no. 75, 17Mar78. Created 1978; Pub. 1978-03-17; Reg. 1978-03-27; TX0000031297

v. 100, no. 76, 18Mar78. Created 1978; Pub. 1978-03-18; Reg. 1978-03-31; TX0000011871

v. 100, no. 77, 19Mar78. Created 1978; Pub. 1978-03-19; Reg. 1978-03-31; TX0000011875

v. 100, no. 78, 20Mar78. Created 1978; Pub. 1978-03-20; Reg. 1978-03-31; TX0000011874

v. 100, no. 79, 21Mar78. Created 1978; Pub. 1978-03-21; Reg. 1978-03-31; TX0000011873

v. 100, no. 80, 22Mar78. Created 1978; Pub. 1978-03-22; Reg. 1978-03-31; TX0000011876

v. 100, no. 81, 23Mar78. Created 1978; Pub. 1978-03-23; Reg. 1978-03-31; TX0000011872

v. 100, no. 82, 24Mar78. Created 1978; Pub. 1978-03-24; Reg. 1978-04-10; TX0000023144

v. 100, no. 83, 25Mar78. Created 1978; Pub. 1978-03-25; Reg. 1978-04-10; TX0000023145

v. 100, no. 84, 26Mar78. Created 1978; Pub. 1978-03-26; Reg. 1978-04-10; TX0000023140

v. 100, no. 85, 27Mar78. Created 1978; Pub. 1978-03-27; Reg. 1978-04-10; TX0000023139

v. 100, no. 86, 28Mar78. Created 1978; Pub. 1978-03-28; Reg. 1978-04-10; TX0000031295

v. 100, no. 87, 29Mar78. Created 1978; Pub. 1978-03-29; Reg. 1978-04-10; TX0000023146

v. 100, no. 88, 30Mar78. Created 1978; Pub. 1978-03-30; Reg. 1978-04-10; TX0000023141

v. 100, no. 89, 31Mar78. Created 1978; Pub. 1978-03-31; Reg. 1978-04-10; TX0000023142

v. 100, no. 90, 1Apr78. Created 1978; Pub. 1978-04-01; Reg. 1978-04-10; TX0000023143

v. 100, no. 91, 2Apr78. Created 1978; Pub. 1978-04-02; Reg. 1978-04-17; TX0000019630

v. 100, no. 92, 3Apr78. Created 1978; Pub. 1978-04-03; Reg. 1978-04-17; TX0000019632

v. 100, no. 93, 4Apr78. Created 1978; Pub. 1978-04-04; Reg. 1978-04-17; TX0000019636

v. 100, no. 94, 5Apr78. Created 1978; Pub. 1978-04-05; Reg. 1978-04-17; TX0000019634

v. 100, no. 95, 6Apr78. Created 1978; Pub. 1978-04-06; Reg. 1978-04-17; TX0000019635

v. 100, no. 96, 7Apr78. Created 1978; Pub. 1978-04-07; Reg. 1978-04-17; TX0000019631

v. 100, no. 97, 8Apr78. Created 1978; Pub. 1978-04-08; Reg. 1978-04-17; TX0000019642

v. 100, no. 98, 9Apr78. Created 1978; Pub. 1978-04-09; Reg. 1978-04-20; TX0000019640

v. 100, no. 99, 10Apr78. Created 1978; Pub. 1978-04-10; Reg. 1978-04-20; TX0000019639

v. 100, no. 100, 11Apr78. Created 1978; Pub. 1978-04-11; Reg. 1978-04-20; TX0000019637

v. 100, no. 101, 12Apr78. Created 1978; Pub. 1978-04-12; Reg. 1978-04-20; TX0000019638

v. 100, no. 102, l3Apr78. Created 1978; Pub. 1978-04-13; Reg. 1978-04-20; TX0000019641

v. 100, no. 103, 14Apr78. Created 1978; Pub. 1978-04-14; Reg. 1978-04-26; TX0000031291

v. 100, no. 104, 15Apr78. Created 1978; Pub. 1978-04-15; Reg. 1978-04-26; TX0000031292

v. 100, no. 105, 16Apr78. Created 1978; Pub. 1978-04-16; Reg. 1978-04-26; TX0000023138

v. 100, no. 106, 17Apr78. Created 1978; Pub. 1978-04-17; Reg. 1978-04-26; TX0000031284

v. 100, no. 107, 18Apr78. Created 1978; Pub. 1978-04-18; Reg. 1978-04-26; TX0000031293

v. 100, no. 108, l9Apr78. Created 1978; Pub. 1978-04-19; Reg. 1978-04-26; TX0000031294

v. 100, no. 109, 20Apr78. Created 1978; Pub. 1978-04-20; Reg. 1978-05-08; TX0000028981

v. 100, no. 110, 21Apr78. Created 1978; Pub. 1978-04-21; Reg. 1978-05-08; TX0000028982

v. 100, no. 111, 22Apr78. Created 1978; Pub. 1978-04-22; Reg. 1978-05-08; TX0000028979

v. 100, no. 112, 23Apr78. Created 1978; Pub. 1978-04-23; Reg. 1978-05-08; TX0000028983

v. 100, no. 113, 24Apr78. Created 1978; Pub. 1978-04-24; Reg. 1978-05-08; TX0000028980

v. 100, no. 114, 25Apr78. Created 1978; Pub. 1978-04-25; Reg. 1978-05-08; TX0000028989

v. 100, no. 115, 26Apr78. Created 1978; Pub. 1978-04-26; Reg. 1978-05-08; TX0000028977

v. 100, no. 116, 27Apr78. Created 1978; Pub. 1978-04-27; Reg. 1978-05-08; TX0000028978

v. 100, no. 117, 28Apr78. Created 1978; Pub. 1978-04-28; Reg. 1978-05-08; TX0000033766

v. 100, no. 118, 29Apr78. Created 1978; Pub. 1978-04-29; Reg. 1978-05-08; TX0000033765

v. 100, no. 119, 30Apr78. Created 1978; Pub. 1978-04-30; Reg. 1978-05-08; TX0000033767

v. 100, no. 120, 1May78. Created 1978; Pub. 1978-05-01; Reg. 1978-05-08; TX0000037421

v. 100, no. 121, 2May78. Created 1978; Pub. 1978-05-02; Reg. 1978-05-12; TX0000028986

v. 100, no. 122, 3May78. Created 1978; Pub. 1978-05-03; Reg. 1978-05-12; TX0000028985

v. 100, no. 123, 4May78. Created 1978; Pub. 1978-05-04; Reg. 1978-05-12; TX0000028984

v. 100, no. 124, 5May78. Created 1978; Pub. 1978-05-05; Reg. 1978-05-12; TX0000028976

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1979-05-12; TX0000028987

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-08-07; TX0000101649

v. 100, no. 126, 7May78. Created 1978; Pub. 1978-05-07; Reg. 1978-05-12; TX0000028988

v. 100, no. 127, 8May78. Created 1978; Pub. 1978-05-08; Reg. 1978-05-19; TX0000033770

v. 100, no. 128, 9May78. Created 1978; Pub. 1978-05-09; Reg. 1978-05-19; TX0000033768

v. 100, no. 129, 10May78. Created 1978; Pub. 1978-05-10; Reg. 1978-05-19; TX0000033769

v. 100, no. 130, 11May78. Created 1978; Pub. 1978-05-11; Reg. 1978-05-19; TX0000033772

v. 100, no. 131, 12May78. Created 1978; Pub. 1978-05-12; Reg. 1978-05-19; TX0000033771

v. 100, no. 132, 13May78. Created 1978; Pub. 1978-05-13; Reg. 1978-05-19; TX0000033764

v. 100, no. 133, 14May78. Created 1978; Pub. 1978-05-14; Reg. 1978-05-26; TX0000033763

v. 100, no. 134, 15May78. Created 1978; Pub. 1978-05-15; Reg. 1978-05-26; TX0000037425

v. 100, no. 135, 16May78. Created 1978; Pub. 1978-05-16; Reg. 1978-05-26; TX0000037420

v. 100, no. 136, 17May78. Created 1978; Pub. 1978-05-17; Reg. 1978-05-26; TX0000037426

v. 100, no. 137, 18May78. Created 1978; Pub. 1978-05-18; Reg. 1978-05-26; TX0000037424

v. 100, no. 138, 19May78. Created 1978; Pub. 1978-05-19; Reg. 1978-05-26; TX0000037422

v. 100, no. 139, 20May78. Created 1978; Pub. 1978-05-20; Reg. 1978-06-05; TX0000037423

v. 100, no. 140, 21May78. Created 1978; Pub. 1978-05-21; Reg. 1978-06-05; TX0000037429

v. 100, no. 141, 22May78. Created 1978; Pub. 1978-05-22; Reg. 1978-06-05; TX0000044349

v. 100, no. 142, 23May78. Created 1978; Pub. 1978-05-23; Reg. 1978-06-05; TX0000037428

v. 100, no. 143, 24May78. Created 1978; Pub. 1978-05-24; Reg. 1978-06-05; TX0000044348

v. 100, no. 144, 25May78. Created 1978; Pub. 1978-05-25; Reg. 1978-06-05; TX0000037427

v. 100, no. 145, 26May78. Created 1978; Pub. 1978-05-26; Reg. 1978-06-12; TX0000040892

v. 100, no. 146, 27May78. Created 1978; Pub. 1978-05-27; Reg. 1978-06-12; TX0000040894

v. 100, no. 147, 28May78. Created 1978; Pub. 1978-05-28; Reg. 1978-06-12; TX0000040893

v. 100, no. 148, 30May78. Created 1978; Pub. 1978-05-30; Reg. 1978-06-12; TX0000040895

v. 100, no. 149, 31May78. Created 1978; Pub. 1978-05-31; Reg. 1978-06-12; TX0000040891

v. 100, no. 150, 1Jun78. Created 1978; Pub. 1978-06-01; Reg. 1978-06-12; TX0000040890

v. 100, no. 151, 2Jun78. Created 1978; Pub. 1978-06-02; Reg. 1978-06-15; TX0000040898

v. 100, no. 152, 3Jun78. Created 1978; Pub. 1978-06-03; Reg. 1978-06-15; TX0000040897

v. 100, no. 153, 4Jun78. Created 1978; Pub. 1978-06-04; Reg. 1978-06-15; TX0000040896

v. 100, no. 154, 5Jun78. Created 1978; Pub. 1978-06-05; Reg. 1978-06-15; TX0000040899

v. 100, no. 155, 6Jun78. Created 1978; Pub. 1978-06-06; Reg. 1978-06-15; TX0000040900

v. 100, no. 156, 7Jun78. Created 1978; Pub. 1978-06-07; Reg. 1978-06-15; TX0000044355

v. 100, no. 157, 8Jun78. Created 1978; Pub. 1978-06-08; Reg. 1978-06-19; TX0000044353

v. 100, no. 158, 9Jun78. Created 1978; Pub. 1978-06-09; Reg. 1978-06-19; TX0000044354

v. 100, no. 159, 10Jun78. Created 1978; Pub. 1978-06-10; Reg. 1978-06-19; TX0000044352

v. 100, no. 160, 11Jun78. Created 1978; Pub. 1978-06-11; Reg. 1978-06-19; TX0000044351

v. 100, no. 161, 12Jun78. Created 1978; Pub. 1978-06-12; Reg. 1978-06-19; TX0000046179

v. 100, no. 162, 13Jun78. Created 1978; Pub. 1978-06-13; Reg. 1978-06-19; TX0000044350

v. 100, no. 163, 14Jun78. Created 1978; Pub. 1978-06-14; Reg. 1978-06-23; TX0000050065

v. 100, no. 164, 15Jun78. Created 1978; Pub. 1978-06-15; Reg. 1978-06-23; TX0000050066

v. 100, no. 165, 16Jun78. Created 1978; Pub. 1978-06-16; Reg. 1978-06-23; TX0000050067

v. 100, no. 166, l7Jun78. Created 1978; Pub. 1978-06-17; Reg. 1978-06-23; TX0000050068

v. 100, no. 167, 18Jun78. Created 1978; Pub. 1978-06-18; Reg. 1978-06-23; TX0000050064

v. 100, no. 168, 19Jun78. Created 1978; Pub. 1978-06-19; Reg. 1978-06-23; TX0000050057

v. 100, no. 169, 20Jun78. Created 1978; Pub. 1978-06-20; Reg. 1978-07-05; TX0000050058

v. 100, no. 170, 21Jun78. Created 1978; Pub. 1978-06-21; Reg. 1978-07-05; TX0000050059

v. 100, no. 171, 22Jun78. Created 1978; Pub. 1978-06-22; Reg. 1978-07-05; TX0000050060

v. 100, no. 172, 23Jun78. Created 1978; Pub. 1978-06-23; Reg. 1978-07-05; TX0000050061

v. 100, no. 173, 24Jun78. Created 1978; Pub. 1978-06-24; Reg. 1978-07-05; TX0000050062

v. 100, no. 174, 25Jun78. Created 1978; Pub. 1978-06-25; Reg. 1978-07-05; TX0000050063

v. 100, no. 175, 26Jun78. Created 1978; Pub. 1978-06-26; Reg. 1978-07-07; TX0000053982

v. 100, no. 176, 27Jun78. Created 1978; Pub. 1978-06-27; Reg. 1978-07-07; TX0000053985

v. 100, no. 177, 28Jun78. Created 1978; Pub. 1978-06-28; Reg. 1978-07-07; TX0000053986

v. 100, no. 178, 29Jun78. Created 1978; Pub. 1978-06-29; Reg. 1978-07-07; TX0000053987

v. 100, no. 179, 30Jun78. Created 1978; Pub. 1978-06-30; Reg. 1978-07-07; TX0000053984

v. 100, no. 180, 1Jul78. Created 1978; Pub. 1978-07-01; Reg. 1978-07-07; TX0000053983

v. 100, no. 181, 2Jul78. Created 1978; Pub. 1978-07-02; Reg. 1978-07-17; TX0000057940

v. 100, no. 182, 3Jul78. Created 1978; Pub. 1978-07-03; Reg. 1978-07-17; TX0000057939

v. 100, no. 183, 5Jul78. Created 1978; Pub. 1978-07-05; Reg. 1978-07-17; TX0000057938

v. 100, no. 184, 6Jul78. Created 1978; Pub. 1978-07-06; Reg. 1978-07-17; TX0000057943

v. 100, no. 185, 7Jul78. Created 1978; Pub. 1978-07-07; Reg. 1978-07-17; TX0000057942

v. 100, no. 186, 8Jul78. Created 1978; Pub. 1978-07-08; Reg. 1978-07-17; TX0000057941

v. 100, no. 187, 9Jul78. Created 1978; Pub. 1978-07-09; Reg. 1978-07-21; TX0000062482

v. 100, no. 188, 10Jul78. Created 1978; Pub. 1978-07-10; Reg. 1978-07-21; TX0000062483

v. 100, no. 189, 11Jul78. Created 1978; Pub. 1978-07-11; Reg. 1978-07-21; TX0000062479

v. 100, no. 190, 12Jul78. Created 1978; Pub. 1978-07-12; Reg. 1978-07-21; TX0000062481

v. 100, no. 191, 13Jul78. Created 1978; Pub. 1978-07-13; Reg. 1978-07-21; TX0000062480

v. 100, no. 192, 14Jul78. Created 1978; Pub. 1978-07-14; Reg. 1978-07-21; TX0000062478

v. 100, no. 193, 15Jul78. Created 1978; Pub. 1978-07-15; Reg. 1978-07-28; TX0000073982

v. 100, no. 194, 16Jul78. Created 1978; Pub. 1978-07-16; Reg. 1978-07-28; TX0000073984

v. 100, no. 195, 17Jul78. Created 1978; Pub. 1978-07-17; Reg. 1978-07-28; TX0000073983

v. 100, no. 196, 18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-07-28; TX0000073978

v. 100, no. 197, 19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-07-28; TX0000073985

v. 100, no. 198, 20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-07-28; TX0000130314

v. 100, no. 199, 21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-02; TX0000077490

v. 100, no. 200, 22Jul78. Created 1978; Pub. 1978-07-22; Reg. 1978-08-02; TX0000073981

v. 100, no. 201, 23Jul78. Created 1978; Pub. 1978-07-23; Reg. 1978-08-02; TX0000073980

v. 100, no. 202, 24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-02; TX0000073976

v. 100, no. 203, 25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-02; TX0000073979

v. 100, no. 204, 26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-02; TX0000073977

v. 100, no. 207, 29Jul78. Created 1978; Pub. 1978-07-29; Reg. 1978-08-17; TX0000103409

v. 100, no. 208, 30Jul78. Created 1978; Pub. 1978-07-30; Reg. 1978-08-17; TX0000103421

v. 100, no. 214, 5Aug78. Created 1978; Pub. 1978-08-05; Reg. 1978-08-17; TX0000103420

v. 100, no. 215, 6Aug78. Created 1978; Pub. 1978-08-06; Reg. 1978-08-17; TX0000103419

v. 100, no. 217, 8Aug78. Created 1978; Pub. 1978-08-08; Reg. 1978-09-07; TX0000094724

v. 100, no. 221, 12Aug78. Created 1978; Pub. 1978-08-12; Reg. 1978-09-07; TX0000094725

v. 100, no. 222, 13Aug78. Created 1978; Pub. 1978-08-13; Reg. 1978-09-07; TX0000094729

v. 100, no. 228, 19Aug78. Created 1978; Pub. 1978-08-19; Reg. 1978-09-07; TX0000094714

v. 100, no. 229, 20Aug78. Created 1978; Pub. 1978-08-20; Reg. 1978-09-07; TX0000094715

v. 100, no. 230, 21Aug78. Created 1978; Pub. 1978-08-21; Reg. 1978-09-07; TX0000094719

v. 100, no. 231, 22Aug78. Created 1978; Pub. 1978-08-22; Reg. 1978-09-07; TX0000094721

v. 100, no. 232, 23Aug78. Created 1978; Pub. 1978-08-23; Reg. 1978-09-07; TX0000094720

v. 100, no. 233, 24Aug78. Created 1978; Pub. 1978-08-24; Reg. 1978-09-07; TX0000094722

v. 100, no. 234, 25Aug78. Created 1978; Pub. 1978-08-25; Reg. 1978-09-07; TX0000094723

v. 100, no. 235, 26Aug78. Created 1978; Pub. 1978-08-26; Reg. 1978-09-07; TX0000094718

v. 100, no. 236, 27Aug78. Created 1978; Pub. 1978-08-27; Reg. 1978-09-07; TX0000094717

v. 100, no. 237, 28Aug78. Created 1978; Pub. 1978-08-28; Reg. 1978-09-07; TX0000094716

v. 100, no. 242, 2Sep78. Created 1978; Pub. 1978-09-02; Reg. 1978-09-12; TX0000097023

v. 100, no. 243, 3Sep78. Created 1978; Pub. 1978-09-03; Reg. 1978-09-12; TX0000097024

v. 100, no. 248, 9Sep78. Created 1978; Pub. 1978-09-09; Reg. 1978-09-18; TX0000097019

v. 100, no. 249, 10Sep78. Created 1978; Pub. 1978-09-10; Reg. 1978-09-18; TX0000097022

v. 100, no. 255, 16Sep78. Created 1978; Pub. 1978-09-16; Reg. 1978-09-22; TX0000103423

v. 100, no. 256, 17Sep78. Created 1978; Pub. 1978-09-17; Reg. 1978-09-22; TX0000103424

v. 100, no. 262, 23Sep78. Created 1978; Pub. 1978-09-23; Reg. 1978-10-05; TX0000115549

v. 100, no. 263, 24Sep78. Created 1978; Pub. 1978-09-24; Reg. 1978-10-05; TX0000115538

v. 100, no. 269, 30Sep78. Created 1978; Pub. 1978-09-30; Reg. 1978-10-13; TX0000115546

v. 100, no. 270, 1Oct78. Created 1978; Pub. 1978-10-01; Reg. 1978-10-13; TX0000115552

v. 100, no. 276, 7Oct78. Created 1978; Pub. 1978-10-07; Reg. 1978-10-13; TX0000115540

v. 100, no. 277, 8Oct78. Created 1978; Pub. 1978-10-08; Reg. 1978-10-13; TX0000115541

v. 100, no. 283 (called 258), 14Oct78. Created 1978; Pub. 1978-10-14; Reg. 1978-10-20; TX0000123358

v. 100, no. 284, 15Oct78. Created 1978; Pub. 1978-10-15; Reg. 1978-10-20; TX0000123359

v. 100, no. 290, 21Oct78. Created 1978; Pub. 1978-10-21; Reg. 1978-10-27; TX0000123362

v. 100, no. 291, 22Oct78. Created 1978; Pub. 1978-10-22; Reg. 1978-10-27; TX0000123360

v. 100, no. 297, 28Oct78. Created 1978; Pub. 1978-10-28; Reg. 1978-11-06; TX0000143253

v. 100, no. 298, 29Oct78. Created 1978; Pub. 1978-10-29; Reg. 1978-11-06; TX0000143247

v. 100, no. 304, 4Nov78. Created 1978; Pub. 1978-11-04; Reg. 1978-11-13; TX0000133736

v. 100, no. 305, 5Nov78. Created 1978; Pub. 1978-11-05; Reg. 1978-11-13; TX0000133737

v. 100, no. 309, 9Nov78. Created 1978; Pub. 1978-11-09; Reg. 1978-11-20; TX0000161544

v. 100, no. 310, 10Nov78. Created 1978; Pub. 1978-11-10; Reg. 1978-11-20; TX0000161545

v. 100, no. 311, 11Nov78. Created 1978; Pub. 1978-11-11; Reg. 1978-11-20; TX0000181962

v. 100, no. 312, 12Nov78. Created 1978; Pub. 1978-11-12; Reg. 1978-11-20; TX0000175534

v. 100, no. 318, 18Nov78. Created 1978; Pub. 1978-11-18; Reg. 1979-01-19; TX0000175535

v. 100, no. 319, 19Nov78. Created 1978; Pub. 1978-11-19; Reg. 1979-01-19: TX0000175541

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1977

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 99, no. 346, 17Dec77. Created 1977; Pub. 1977-12-17; Reg. 1978-03-06; TX0000007039

v. 99, no. 352, 23Dec77. Created 1977; Pub. 1977-12-23; Reg. 1978-01-06; TX0000019633

v. 99, no. 353, 24Dec77. Created 1977; Pub. 1977-12-24; Reg. 1978-01-06; TX0000019629

v. 99, no. 354, 25Dec77. Created 1977; Pub. 1977-12-25; Reg. 1978-01-06; TX0000019623

v. 99, no. 355, 27Dec77. Created 1977; Pub. 1977-12-27; Reg. 1978-01-06; TX0000019627

v. 99, no. 356, 28Dec77. Created 1977; Pub. 1977-12-28; Reg. 1978-01-06; TX0000019624

v. 99, no. 357, 29Dec77. Created 1977; Pub. 1977-12-29; Reg. 1978-01-06; TX0000019625

v. 99, no. 358, 30Dec77. Created 1977; Pub. 1977-12-30; Reg. 1978-01-06; TX0000019626

v. 99, no. 359, 31Dec77. Created 1977; Pub. 1977-12-31; Reg. 1978-01-06; TX0000019628

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo. ) post.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	15Jan79. Created 1979; Pub. 1979-01-15; Reg. 1979-01-30; TX0000184431

16Jan79. Created 1979; Pub. 1979-01-16; Reg. 1979-01-30; TX0000181963

17Jan79. Created 1979; Pub. 1979-01-17; Reg. 1979-01-30; TX0000184427

18Jan79. Created 1979; Pub. 1979-01-18; Reg. 1979-01-30; TX0000175533

19Jan79. Created 1979; Pub. 1979-01-19; Reg. 1979-01-30; TX0000184428

22Jan79. Created 1979; Pub. 1979-01-22; Reg. 1979-02-02; TX0000179719

23Jan79. Created 1979; Pub. 1979-01-23; Reg. 1979-02-02; TX0000179713

24Jan79. Created 1979; Pub. 1979-01-24; Reg. 1979-02-02; TX0000179714

25Jan79. Created 1979; Pub. 1979-01-25; Reg. 1979-02-02; TX0000179715

26Jan79. Created 1979; Pub. 1979-01-26; Reg. 1979-02-02; TX0000179716

29Jan79. Created 1979; Pub. 1979-01-29; Reg. 1979-02-12; TX0000189475

30Jan79. Created 1979; Pub. 1979-01-30; Reg. 1979-02-12; TX0000193278

31Jan79. Created 1979; Pub. 1979-01-31; Reg. 1979-02-12; TX0000189476

1Feb79. Created 1979; Pub. 1979-02-01; Reg. 1979-02-12; TX0000193274

2Feb79. (C.O. correspondence.) Created 1979; Pub. 1979-02-02; Reg. 1979-02 -12; TX0000340121

5Feb79. Created 1979; Pub. 1979-02-05; Reg. 1979-02-23; TX0000197823

6Feb79. Created 1979; Pub. 1979-02-06; Reg. 1979-02-23; TX0000197821

7Feb79. Created 1979; Pub. 1979-02-07; Reg. 1979-02-23; TX0000197822

8Feb79. Created 1979; Pub. 1979-02-08; Reg. 1979-02-23; TX0000193277

9Feb79. Created 1979; Pub. 1979-02-09; Reg. 1979-02-23; TX0000193276

12Feb79. Created 1979; Pub. 1979-02-12; Reg. 1979-02-26; TX0000193283

13Feb79. Created 1979; Pub. 1979-02-13; Reg. 1979-02-26; TX0000197819

14Feb79. Created 1979; Pub. 1979-02-14; Reg. 1979-02-26; TX0000193282

15Feb79. Created 1979; Pub. 1979-02-15; Reg. 1979-02-26; TX0000193280

16Feb79. Created 1979; Pub. 1979-02-16; Reg. 1979-02-26; TX0000197820

19Feb79. Created 1979; Pub. 1979-02-19; Reg. 1979-03-02; TX0000197830

20Feb79. Created 1979; Pub. 1979-02-20; Reg. 1979-03-02; TX0000197829

2lFeb79. Created 1979; Pub. 1979-02-21; Reg. 1979-03-02; TX0000197828

22Feb79. Created 1979; Pub. 1979-02-22; Reg. 1979-03-02; TX0000197826

23 Feb79. Created 1979; Pub. 1979-02-23; Reg. 1979-03-02; TX0000197827

26Feb79. Created 1979; Pub. 1979-02-26; Reg. 1979-03-08; TX0000197837

27Feb79. Created 1979; Pub. 1979-02-27; Reg. 1979-03-08; TX0000197836

28Feb79. Created 1979; Pub. 1979-02-28; Reg. 1979-03-08; TX0000197835

1Mar79. Created 1979; Pub. 1979-03-01; Reg. 1979-03-08; TX0000197834

2Mar79. Created 1979; Pub. 1979-03-02; Reg. 1979-03-08; TX0000197833

5Mar79. Created 1979; Pub. 1979-03-05; Reg. 1979-03-16; TX0000205847

6Mar79. Created 1979; Pub. 1979-03-06; Reg. 1979-03-16; TX0000205848

7Mar79. Created 1979; Pub. 1979-03-07; Reg. 1979-03-16; TX0000205849

8Mar79. Created 1979; Pub. 1979-03-08; Reg. 1979-03-16; TX0000205850

9Mar79. Created 1979; Pub. 1979-03-09; Reg. 1979-03-16; TX000020585/

12Mar79. Created 1979; Pub. 1979-03-12; Reg. 1979-03-23; TX0000213475

13Mar79. Created 1979; Pub. 1979-03-13; Reg. 1979-03-23; TX0000213476

14Mar79. Created 1979; Pub. 1979-03-14; Reg. 1979-03-23; TX0000213470

15Mar79. Created 1979; Pub. 1979-03-15; Reg. 1979-03-23; TX0000213471

16Mar79. Created 1979; Pub. 1979-03-16; Reg. 1979-03-23; TX0000213472

19Mar79. Created 1979; Pub. 1979-03-19; Reg. 1979-04-02; TX0000236426

20Mar79. Created 1979; Pub. 1979-03-20; Reg. 1979-04-02; TX0000209602

2lMar79. Created 1979; Pub. 1979-03-21; Reg.1979-04-02; TX0000213469

22Mar79. Created 1979; Pub. 1979-03-22; Reg. 1979-04-02; TX0000213478

23Mar79. Created 1979; Pub. 1979-03-23; Reg. 1979-04-02; TX0000213477

26Mar79. Created 1979; Pub. 1979-03-26; Reg. 1979-04-09; TX0000218764

27Mar79. Created 1979; Pub. 1979-03-27; Reg. 1979-04-09; TX0000218761

28Mar79. Created 1979; Pub. 1979-03-28; Reg. 1979-04-09; TX0000218762

29Mar79. Created 1979; Pub. 1979-03-29; Reg. 1979-04-09; TX0000218763

30Mar79. Created 1979; Pub. 1979-03-30; Reg. 1979-04-09; TX0000218765

2Apr79. Created 1979; Pub. 1979-04-02; Reg. 1979-08-17; TX0000307776

3Apr79. Created 1979; Pub. 1979-04-03; Reg. 1979-08-17; TX0000307775

4Apr79. Created 1979; Pub. 1979-04-04; Reg. 1979-08-17; TX0000307771

5Apr79. Created 1979; Pub. 1979-04-05; Reg. 1979-08-17; TX0000307774

6Apr79. Created 1979; Pub. 1979-04-06; Reg. 1979-08-17; TX0000307773

9Apr79. Created 1979; Pub. 1979-04-09; Reg. 1979-04-23; TX0000232980

10Apr79. Created 1979; Pub. 1979-04-10; Reg. 1979-04-23; TX0000232986

11Apr79. Created 1979; Pub. 1979-04-11; Reg. 1979-04-23; TX0000232981

12Apr79. Created 1979; Pub. 1979-04-12; Reg. 1979-04-23; TX0000232982

13Apr79. Created 1979; Pub. 1979-04-13; Reg. 1979-04-23; TX0000232984

16Apr79. Created 1979; Pub. 1979-04-16; Reg. 1979-04-30; TX0000244018

17Apr79. Created 1979; Pub. 1979-04-17; Reg. 1979-04-30; TX0000244014

18Apr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-18; Reg. 1979-04-30; TX0000244017

19Apr79. Created 1979; Pub. 1979-04-19; Reg. 1979-04-30; TX0000244016

20Apr79. Created 1979; Pub. 1979-04-20; Reg. 1979-04-30; TX0000244015

23Apr79. Created 1979; Pub. 1979-04-23; Reg. 1979-05-07; TX0000232992

24Apr79. Created 1979; Pub. 1979-04-24; Reg. 1979-05-07; TX0000232988

25Apr79. Created 1979; Pub. 1979-04-25; Reg. 1979-05-07; TX0000232989

26Apr79. Created 1979; Pub. 1979-04-26; Reg. 1979-05-07; TX0000232990

27Apr79. Created 1979; Pub. 1979-04-27; Reg. 1979-05-07; TX0000232991

30Apr79. Created 1979; Pub. 1979-04-30; Reg. 1979-05-11; TX0000241311

1May79. Created 1979; Pub. 1979-05-01; Reg. 1979-05-11; TX0000241310

2May79. Created 1979; Pub. 1979-05-02; Reg. 1979-05-11; TX0000241308

3May79. Created 1979; Pub. 1979-05-03; Reg. 1979-05-11; TX0000241309

4May79. Created 1979; Pub. 1979-05-04; Reg. 1979-05-11; TX0000241307

7May79. Created 1979; Pub. 1979-05-07; Reg. 1979-05-21; TX0000241303

8May79. Created 1979; Pub. 1979-05-08; Reg. 1979-05-21; TX0000241302

9May79. dCR 1979; Pub. 1979-05-09; Reg. 1979-05-21; TX0000241298

10May79. Created 1979; Pub. 1979-05-10; Reg. 1979-05-21; TX0000241299

11May79. Photocopy deposited. (C.O. correspondence.) Created 1979; Pub. 1979-05-11; Reg. 1979-11-14; TX0000373304

14May79. Created 1979; Pub. 1979-05-14; Reg. 1979-05-29; TX0000254586

15May79. Created 1979; Pub. 1979-05-15; Reg. 1979-05-29; TX0000254585

16May79. Created 1979; Pub. 1979-05-16; Reg. 1979-05-29; TX0000254584

17May79. Created 1979; Pub. 1979-05-17; Reg. 1979-05-29; TX0000254589

18May79. Created 1979; Pub. 1979-05-18; Reg. 1979-05-29; TX0000254590

21May79. Created 1979; Pub. 1979-05-21; Reg. 1979-06-06; TX0000254591

22May79. Created 1979; Pub. 1979-05-22; Reg. 1979-06-06; TX0000316433

23May79. Created 1979; Pub. 1979-05-23, Reg. 1979-06-06; TX0000254593

24May79. Created 1979; Pub. 1979-05-24, Reg. 1979-06-06; TX0000254594

25May79. Created 1979; Pub. 1979-05-25, Reg. 1979-06-06; TX0000262102

29May79. Created 1979; Pub. 1979-05-29 Reg. 1979-06-11; TX0000275451

30May79. Created 1979, Pub. 1979-05-30 Reg 1979-06-11; TX0000275450

4Jun79. Created 1979; Pub. 1979-06-04; Reg. 1979-06-18; TX0000271689

5Jun79. Created 1979; Pub. 1979-06-05; Reg. 1979-06-18; TX0000271688

6Jun79. Created 1979; Pub. 1979-06-06; Reg. 1979-06-18; TX0000271687

7Jun79. Created 1979; Pub. 1979-06-07; Reg. 1979-05-18; TX0000271677

8Jun79. Created 1979; Pub. 1979-06-08; Reg. 1979-06-18; TX0000271676

11Jun79. Created 1979; Pub 1979-06-11; Reg. 1979-06-22; TX0000271690

12Jun79. Created 1979; Pub 1979-06-12; Reg. 1979-06-22; TX0000271680

13Jun79. Created 1979; Pub. 1979-06-13; Reg. 1979-06-22; TX0000271681

14Jun79. Created 1979; Pub. 1979-06-14; Reg. 1979-06-22; TX0000271682

15Jun79. Created 1979; Pub. 1979-06-15; Reg. 1979-06-22; TX0000271679

18Jun79. Created 1979; Pub. 1979-06-18; Reg. 1979-06-29; TX0000271673

19Jun79. Created 1979; Pub. 1979-06-19; Reg. 1979-06-29; TX0000271672

20Jun79. Created 1979; Pub. 1979-06-20; Reg. 1979-06-29; TX0000271685

21Jun79. Created 1979; Pub. 1979-06-21; Reg. 1979-06-29; TX0000271684

22Jun79. Created 1979; Pub. 1979-06-22; Reg. 1979-06-29; TX0000271683

25Jun79. Created 1979; Pub. 1979-06-25; Reg. 1979-07-11; TX0000284757

26Jun79. Created 1979; Pub. 1979-06-26; Reg. 1979-06-11; TX0000284756

27Jun79. Created 1979; Pub. 1979-06-27; Reg. 1979-06-11; TX0000284755

28Jun79. Created 1979; Pub. 1979-06-28; Reg. 1979-06-11; TX0000284758

29Jun79. Created 1979; Pub. 1979-06-29; Reg. 1979-07-11; TX0000321603

2Jul79. Created 1979; Pub. 1979-07-02; Reg. 1979-07-19; TX0000284748

3Jul79. Created 1979; Pub. 1979-07-03; Reg. 1979-07-19; TX0000284749

5Jul79. Created 1979; Pub. 1979-07-05; Reg. 1979-07-19; TX0000284750

6Jul79. Created 1979; Pub. 1979-07-06; Reg. 1979-06-19; TX0000284751

9Jul79. Created 1979; Pub. 1979-07-09; Reg. 1979-07-23; TX0000321600

10Jul79. Created 1979; Pub. 1979-07-10; Reg. 1979-07-23; TX0000321599

11Jul79. Created 1979; Pub. 1979-07-11; Reg. 1979-07-23; TX0000284754

12Jul79. Created 1979; Pub. 1979-07-12; Reg. 1979-07-23; TX0000321601

13Jul79. Created 1979; Pub. 1979-07-13; Reg. 1979-07-23; TX0000284747

16Jul79. Created 1979; Pub. 1979-07-16; Reg. 1979-07-30; TX0000302287

17Jul79. Created 1979; Pub. 1979-07-17; Reg. 1979-07-30; TX0000302288

18Jul79. Created 1979; Pub. 1979-07-18; Reg. 1979-07-30; TX0000302289

19Jul79. Created 1979; Pub. 1979-07-19; Reg. 1979-07-30; TX0000302290

20Jul79. Created 1979; Pub. 1979-07-20; Reg. 1979-07-30; TX0000321596

23Jul79. Created 1979; Pub. 1979-07-23; Reg. 1979-08-07; TX0000304860

24Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-24; Reg. 1979-08-07; TX0000355808

25Jul79. Created 1979; Pub. 1979-07-25; Reg. 1979-08-07; TX0000304862

26Jul79. Created 1979; Pub. 1979-07-26; Reg. 1979-08-07; TX0000304861

27Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-27; Reg. 1979-08-07; TX0000368129

30Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-30; Reg. 1979-08-09; TX0000368126

31Jul79. Created 1979; Pub 1979-07-31; Reg. 1979-08-09; TX0000304863

lAug79. Created 1979; Pub. 1979-08-01; Reg. 1979-08-09; TX0000304864

2Aug79. Created 1979; Pub. 1979-08-02; Reg. 1979-08-09; TX0000302284

3Aug79. Created 1979; Pub. 1979-08-03; Reg. 1979-08-09; TX0000302285

6Aug79. Created 1979; Pub. 1979-08-06; Reg. 1979-08-17; TX0000307781

7Aug79. Created 1979; Pub. 1979-08-07; Reg. 1979-08-17; TX0000307782

8Aug79. Created 1979; Pub. 1979-08-08; Reg. 1979-08-17; TX0000307783

9Aug79. Created 1979; Pub. 1979-08-09; Reg. 1979-08-17; TX0000307786

10Aug79. Created 1979; Pub. 1979-08-10; Reg. 1979-08-17; TX0000307785

13Aug79. Created 1979; Pub. 1979-08-13; Reg. 1979-08-27; TX0000307789

14Aug79. Created 1979; Pub. 1979-08-14; Reg. 1979-08-27; TX0000307788

15Aug79. Created 1979; Pub. 1979-08-15; Reg. 1979-08-27; TX0000307790

16Aug79. Created 1979; Pub. 1979-08-16; Reg. 1979-08-27; TX0000307791

17Aug79. Created 1979; Pub. 1979-08-17; Reg. 1979-08-27; TX0000307778

20Aug79. Created 1979; Pub. 1979-08-20; Reg. 1979-09-05; TX0000316427

21Aug79. Created 1979; Pub. 1979-08-21; Reg. 1979-09-05; TX0000316426

22Aug79. Created 1979; Pub. 1979-08-22; Reg. 1979-09-05; TX0000316428

23Aug79. Created 1979; Pub. 1979-08-23; Reg. 1979-09-05; TX0000316429

24Aug79. Created 1979; Pub. 1979-08-24; Reg 1979-09-05; TX0000316432

4Sep79. Created 1979; Pub. 1979-09-04; Reg. 1979-09-17; TX0000328246

5Sep79. Created 1979; Pub. 1979-09-05; Reg. 1979-09-17; TX0000328245

6Sep79. Created 1979; Pub. 1979-09-06; Reg. 1979-09-17; TX0000328244

7Sep79. Created 1979; Pub. 1979-09-07; Reg. 1979-09-17; TX0000328243

11Sep79. Created 1979; Pub. 1979-09-11; Reg. 1979-09-26; TX0000383652

12Sep79. Created 1979; Pub. 1979-09-12; Reg. 1979-09-26; TX0000383649

l4Sep79. Created 1979; Pub. 1979-09-14; Reg. 1979-09-26; TX0000383650

l7Sep79. Created 1979; Pub. 1979-09-17; Reg. 1979-10-01; TX0000347614

l8Sep79. Created 1979; Pub. 1979-09-18; Reg. 1979-10-01; TX0000360121

19Sep79. Created 1979; Pub. 1979-09-19; Reg. 1979-10-01; TX0000360122

20Sep79. Created 1979; Pub. 1979-09-20; Reg. 1979-10-01; TX0000347612

21Sep79. Created 1979; Pub. 1979-09-21; Reg. 1979-10-01; TX0000347615

24Sep79. Created 1979; Pub. 1979-09-24; Reg. 1979-10-09; TX0000351966

25Sep79. Created 1979; Pub. 1979-09-25; Reg. 1979-10-09; TX0000351964

26Sep79. Created 1979; Pub. 1979-09-26; Reg. 1979-10-09; TX0000351965

27Sep79. Created 1979; Pub. 1979-09-27; Reg. 1979-10-09; TX0000351967

28Sep79. Created 1979; Pub. 1979-09-28; Reg. 1979-10-09; TX0000351968

8Oct79. Created 1979; Pub. 1979-10-08; Reg. 1979-10-25; TX0000347611

9Oct79. Created 1979; Pub. 1979-10-09; Reg. 1979-10-25; TX0000347610

10Oct79. Created 1979; Pub. 1979-10-10; Reg. 1979-10-25; TX0000355799

11Oct79. Created 1979; Pub. 1979-10-11; Reg. 1979-10-25; TX0000355802

12Oct 79. Created 1979; Pub. 1979-10-12; Reg. 1979-10-25; TX0000347609

15Oct79. Created 1979; Pub. 1979-10-15; Reg. 1979-11-01; TX0000351971

16Oct79. Created 1979; Pub. 1979-10-16; Reg. 1979-11-01; TX0000351975

17Oct79. Created 1979; Pub. 1979-10-17; Reg. 1979-11-01; TX0000351977

18Oct79. Created 1979; Pub. 1979-10-18; Reg. 1979-11-01; TX0000351973

19Oct79. Created 1979; Pub. 1979-10-19; Reg. 1979-11-01; TX0000351972

22Oct79. Created 1979; Pub. 1979-10-22; Reg. 1979-11-08; TX0000368130

24Oct79. Created 1979; Pub. 1979-10-24; Reg. 1979-11-08; TX0000355804

29Oct79. Created 1979; Pub. 1979-10-29; Reg. 1979-11-14; TX0000364061

30Oct79. Created 1979; Pub. 1979-10-30; Reg. 1979-11-14; TX0000364063

31Oct79. Created 1979; Pub. 1979-10-31; Reg. 1979-11-14; TX0000364064

1NOV79. Created 1979; Pub. 1979-11-01; Reg. 1979-11-14; TX0000364060

2Nov79. Created 1979; Pub. 1979-11-02; Reg. 1979-11-14; TX0000364062

5Nov79. Created 1979; Pub. 1979-11-05; Reg. 1979-11-19; TX0000360123

6Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-06; Reg. 1979-11-19; TX0000360117

7Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-07; Reg. 1979-11-19; TX0000360116

8Nov79. Created 1979; Pub. 1979-11-08; Reg. 1979-11-19; TX0000360120

9Nov79. Created 1979; Pub. 1979-11-09; Reg. 1979-11-19; TX0000360119

12Nov79. Created 1979; Pub. 1979-11-12; Reg. 1979-11-26; TX0000368137

13Nov79. Created 1979; Pub. 1979-11-13; Reg. 1979-11-26; TX0000368136

14Nov79. Created 1979; Pub. 1979-11-14; Reg. 1979-11-26; TX0000368135

15Nov79. Created 1979; Pub. 1979-11-15; Reg. 1979-11-26; TX0000368134

16Nov79. Created 1979; Pub. 1979-11-16; Reg. 1979-11-26; TX0000368131

19Nov79. Created 1979; Pub. 1979-11-19; Reg. 1979-12-04; TX0000373301

20Nov79. Created 1979; Pub. 1979-11-20; Reg. 1979-12-04; TX0000373302

23Nov79. Created 1979; Pub. 1979-11-23; Reg. 1979-12-04; TX0000368133

26Nov79. Created 1979; Pub. 1979-11-26; Reg. 1979-12-11; TX0000383657

27Nov79. Created 1979; Pub. 1979-11-27; Reg. 1979-12-11; TX0000383654

28Nov79. Created 1979; Pub. 1979-11-28; Reg. 1979-12-11; TX0000383653

29Nov79. Created 1979; Pub. 1979-11-29; Reg. 1979-12-11; TX0000383656

30Nov79. Created 1979; Pub. 1979-11-30; Reg. 1979-12-11; TX0000377001

3Dec79. Created 1979; Pub. 1979-12-03; Reg. 1979-12-14; TX0000377002

4Dec79. Created 1979; Pub. 1979-12-04; Reg. 1979-12-14; TX0000380440

5Dec79. Created 1979; Pub. 1979-12-05; Reg. 1979-12-14; TX0000380439

6Dec79. Created 1979; Pub. 1979-12-06; Reg. 1979-12-14; TX0000377004

10Dec79. Created 1979; Pub. 1979-12-10; Reg. 1979-12-27; TX0000380434

11Dec79. Created 1979; Pub. 1979-12-11; Reg. 1979-12-27; TX0000380435

12Dec79. Created 1979; Pub. 1979-12-12; Reg. 1979-12-27; TX0000380437

13Dec79. Created 1979; Pub. 1979-12-13; Reg. 1979-12-27; TX0000380436

14Dec79. Created 1979; Pub. 1979-12-14; Reg. 1979-12-27; TX0000380433

Names:	The Pulitzer Publishing Company
Saint Louis Post-Dispatch

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1978

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-08-17; TX0000106599

19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-08-17; TX0000106600

20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-08-17; TX0000106601

21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-17; TX0000106602

24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-17; TX0000106603

25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-17; TX0000106604

26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-17; TX0000106605

27Jul78. Created 1978; Pub. 1978-07-27; Reg. 1978-08-17; TX0000103418

28Jul78. Created 1978; Pub. 1978-07-28; Reg. 1978-08-17; TX0000103417

31Jul78. Created 1978; Pub. 1978-07-31; Reg. 1978-08-17; TX0000103416

lAug78. Created 1978; Pub. 1978-08-01; Reg. 1978-08-17; TX0000103412

2Aug78. Created 1978; Pub. 1978-08-02; Reg. 1978-08-17; TX0000103413

3Aug78. Created 1978; Pub. 1978-08-03; Reg. 1978-08-17; TX0000103414

4Aug78. Created 1978; Pub. 1978-08-04; Reg. 1978-08-17; TX0000103415

7Aug78. Created 1978; Pub. 1978-08-07; Reg. 1978-08-17; TX0000103411

9Aug78. Created 1978; Pub. 1978-08-09; Reg. 1978-09-07; TX0000094726

10Aug78. Created 1978; Pub. 1978-08-10; Reg. 1978-09-07; TX0000094727

11Aug78. Created 1978; Pub. 1978-08-11; Reg. 1978-09-07; TX0000094728

14Aug78. Created 1978; Pub. 1978-08-14; Reg. 1978-09-07; TX0000094730

15Aug78. Created 1978; Pub. 1978-08-15; Reg. 1978-09-07; TX0000094731

16Aug78. Created 1978; Pub. 1978-08-16; Reg. 1978-09-07; TX0000094732

17Aug78. Created 1978; Pub. 1978-08-17; Reg. 1978-09-07; TX0000094733

18Aug78. Created 1978; Pub. 1978-08-18; Reg. 1978-09-07; TX0000094734

29Aug78. Created 1978; Pub. 1978-08-29; Reg. 1978-09-12; TX0000158499

30Aug78. Created 1978; Pub. 1978-08-30; Reg. 1978-09-12; TX0000097027

31Aug78. Created 1978; Pub. 1978-08-31; Reg. 1978-09-12; TX0000097026

1Sep78. Created 1978; Pub. 1978-09-01; Reg. 1978-09-12; TX0000097025

5Sep78. Created 1978; Pub. 1978-09-05; Reg. 1978-09-18; TX0000097018

6Sep78. Created 1978; Pub. 1978-09-06; Reg. 1978-09-18; TX0000097020

7Sep78. Created 1978; Pub. 1978-09-07; Reg. 1978-09-18; TX0000097021

8Sep78. Created 1978; Pub. 1978-09-08; Reg. 1978-09-18; TX0000097017

11Sep78. Created 1978; Pub. 1978-09-11; Reg. 1978-09-22; TX0000103425

12Sep78. Created 1978; Pub. 1978-09-12; Reg. 1978-09-22; TX0000103426

13Sep78. Created 1978; Pub. 1978-09-13; Reg. 1978-09-22; TX0000103427

14Sep78. Created 1978; Pub. 1978-09-14; Reg. 1978-09-22; TX0000103410

15Sep78. Created 1978; Pub. 1978-09-15; Reg. 1978-09-22; TX0000103422

18Sep78. Created 1978; Pub. 1978-09-18; Reg. 1978-10-05; TX0000115537

19Sep78. Created 1978; Pub. 1978-09-19; Reg. 1978-10-05; TX0000115536

20Sep78. Created 1978; Pub. 1978-09-20; Reg. 1978-10-05; TX0000115535

21Sep78. Created 1978; Pub. 1978-09-21; Reg. 1978-10-05; TX0000115539

22Sep78. Created 1978; Pub. 1978-09-22; Reg. 1978-10-05; TX0000115553

25Sep78. Created 1978; Pub. 1978-09-25; Reg. 1978-10-13; TX0000115548

26Sep78. Created 1978; Pub. 1978-09-26; Reg. 1978-10-13; TX0000115551

27Sep78. Created 1978; Pub. 1978-09-27; Reg. 1978-10-13; TX0000115550

28Sep78. Created 1978; Pub. 1978-09-28; Reg. 1978-10-13; TX0000115545

29Sep78. Created 1978; Pub. 1978-09-29; Reg. 1978-10-13; TX0000115547

2Oct78. Created 1978; Pub. 1978-10-02; Reg. 1978-10-13; TX0000115544

3Oct78. Created 1978; Pub. 1978-10-03; Reg. 1978-10-13; TX0000115543

4Oct78. Created 1978; Pub. 1978-10-04; Reg. 1978-10-13; TX0000115533

5Oct78. Created 1978; Pub. 1978-10-05; Reg. 1978-10-13; TX0000115534

6Oct78. Created 1978; Pub. 1978-10-06; Reg. 1978-10-13; TX0000115542

9Oct78. Created 1978; Pub. 1978-10-09; Reg. 1978-10-20; TX0000123355

10Oct78. Created 1978; Pub. 1978-10-10; Reg. 1978-10-20; TX0000123356

11Oct78. Created 1978; Pub. 1978-10-11; Reg. 1978-10-20; TX0000123357

12Oct78. Created 1978; Pub. 1978-10-12; Reg. 1978-10-20; TX0000123354

13Oct78. Created 1978; Pub. 1978-10-13; Reg. 1978-10-20; TX0000123353

16Oct78. Created 1978; Pub. 1978-10-16; Reg. 1978-10-27; TX0000123350

17Oct78. Created 1978; Pub. 1978-10-17; Reg. 1978-10-27; TX0000123352

18Oct78. Created 1978; Pub. 1978-10-18; Reg. 1978-10-27; TX0000123351

19Oct78. Created 1978; Pub. 1978-10-19; Reg. 1978-10-27; TX0000123363

20Oct78. Created 1978; Pub. 1978-10-20; Reg. 1978-10-27; TX0000123361

23Oct78. Created 1978; Pub. 1978-10-23; Reg. 1978-11-06; TX0000143248

24Oct78. Created 1978; Pub. 1978-10-24; Reg. 1978-11-06; TX0000143249

25Oct78. Created 1978; Pub. 1978-10-25; Reg. 1978-11-06; TX0000143250

26Oct78. Created 1978; Pub. 1978-10-26; Reg. 1978-11-06; TX0000143251

27Oct78. DCR1978; Pub. 1978-10-27; Reg. 1978-11-06; TX0000143252

30Oct78. Created 1978; Pub. 1978-10-30; Reg. 1978-11-13; TX0000133733

31Oct78. Created 1978; Pub. 1978-10-31; Reg. 1978-11-13; TX0000133732

1Nov78. Created 1978; Pub. 1978-11-01; Reg. 1978-11-13; TX0000133735

2Nov78. Created 1978; Pub. 1978-11-02; Reg. 1978-11-13; TX0000133734

3Nov78. Created 1978; Pub. 1978-11-03; Reg. 1978-11-13; TX0000133731

6Nov78. Created 1978; Pub. 1978-11-06; Reg. 1979-01-22; TX0000241297

7Nov78. Created 1978; Pub. 1978-11-07; Reg. 1979-01-22; TX0000241296

8Nov78. Created 1978; Pub. 1978-11-08; Reg. 1979-01-22; TX0000241295

13Nov78. Created 1978; Pub. 1978-11-13; Reg. 1979-01-19; TX0000175536

14Nov78. Created 1978; Pub. 1978-11-14; Reg. 1979-01-19; TX0000175539

15Nov78. Created 1978; Pub. 1978-11-15; Reg. 1979-01-19; TX0000175537

16Nov78. Created 1978; Pub. 1978-11-16; Reg. 1979-01-19; TX0000175538

17Nov78. Created 1978; Pub. 1978-11-17; Reg. 1979-01-19; TX0000175540

20Nov78. Created 1978; Pub. 1978-11-20; Reg. 1979-01-30; TX0000184430

Names:	Saint Louis Post-Dispatch The Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1985

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 107, no. 159, 8Jun85. Claimant: Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1985; Pub. 1985-06-08; Reg. 1985-08-21; TX0001621514

v.      107, no. 230, 18Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-18; Reg. 1985-08-30; TX0001634301

v.      107, no. 233, 21Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-21; Reg. 1985-08-30; TX0001634302

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1984

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 106, no. 56-7A, 4Mar84. (C.O. correspondence.) Created 1984; Pub. 1984-03-04; Reg. 1984-03-20; TX0001348237

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1981

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 103, no. 1, 2Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-02; Reg. 1981-04-01; TX0000670768

v. 103, no. 2, 3Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-03; Reg. 1981-04-01; TX0000670769

v. 103, no. 3, 4Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-04; Reg. 1981-04-01; TX0000670770

v. 103, no. 4, 5Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-05; Reg. 1981-04-01; TX0000670771

v. 103, no. 5, 6Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-06; Reg. 1981-04-01; TX0000670772

v. 103, no. 6, 7Jan8l. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-07; Reg. 1981-04-01; TX0000670773

v. 103, no. 7, 8Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-08; Reg. 1981-04-01; TX0000670774

v. 103, no. 8, 9Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-09; Reg. 1981-04-01; TX0000670775

v. 103, no. 9, 10Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-10; Reg. 1981-04-01; TX0000670776

v. 103, no. 10, 11Jan81. Microflim. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-11; Reg. 1981-04-01; TX0000670777

v. 103, no. 11, 12Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-12; Reg. 1981-04-01; TX0000670778

v. 103, no. 12, 13Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-13; Reg. 1981-04-01; TX0000670779

v. 103, no. 13, l4Jan81. Microfilm, Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-14; Reg. 1981-04-01; TX0000670780

v. 103, no. 14, 15Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-15; Reg. 1981-04-01; TX0000670781

v. 103, no. 15, 16Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-16; Reg. 1981-04-01; TX0000697045

v. 103, no. 16, l7Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-17; Reg. 1981-04-01; TX0000697044

v. 103, no. 17, 18Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-18; Reg. 1981-04-01; TX0000697043

v. 103, no. 18, 19Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-19; Reg. 1981-04-01; TX0000697042

v. 103, no. 19, 20Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-20, Reg. 1981-04-01; TX0000697041

v. 103, no. 20, 21Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-21; Reg. 1981-04-01; TX0000697040

v. 103, no. 21, 22Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-22; Reg. 1981-04-01; TX0000697039

v. 103, no. 22, 23Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-23; Reg. 1981-04-01; TX0000697038

v. 103, no. 23, 24Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-24; Reg. 1981-04-01; TX0000697037

v. 103, no. 24, 25Jan81. Microfilm. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-25; Reg. 1981-04-01; TX0000697036

v. 103, no. 25, 26Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-26; Reg. 1981-04-01; TX0000697035

v. 103, no. 26, 27Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-27; Reg. 1981-04-01; TX0000697034

v.      103, no. 27, 28Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) (C.O. correspondence.) Created 1981; Pub. 1981-01-28;
Reg. 1981-04-01; TX0000697033

v. 103, no. 28, 29Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-29; Reg. 1981-04-01; TX0000697032

v. 103, no. 29, 30Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-30; Reg. 1981-04-01; TX0000697031

v. 103, no. 30, 31Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-31; Reg. 1981-04-01; TX0000697030

v. 103, no. 31, 1Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-01; Reg. 1981-04-08; TX0000674399

v. 103, no. 32, 2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-02; Reg. 1981-04-08; TX0000674400

v. 103, no. 33, 3Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-03; Reg. 1981-04-08; TX0000674401

v. 103, no. 34, 4Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-04; Reg. 1981-04-08; TX0000674402

v. 103, no. 35, 5Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-05; Reg. 1981-04-08; TX0000674403

v. 103, no. 36, 6Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-06; Reg. 1981-04-08; TX0000674404

v. 103, no. 37, 7Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-07; Reg. 1981-04-08; TX0000674405

v. 103, no. 38, 8Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-08; Reg. 1981-04-08; TX0000674406

v. 103, no. 39, 9Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-09; Reg. 1981-04-08; TX0000674407

v. 103, no. 40, 10Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-10; Reg. 1981-04-08; TX0000674408

v. 103, no. 41, 11Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-11; Reg. 1981-04-08; TX0000674409

v. 103, no. 42, 12Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-12; Reg. 1981-04-08; TX0000674410

v. 103, no. 43, 13Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-13; Reg. 1981-04-08; TX0000674411

v. 103, no. 44, 14Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-14; Reg. 1981-04-08; TX0000674412

v. 103, no. 45, 15Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-15; Reg. 1981-04-08; TX0000674413

v. 103, no. 46, 16Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-16; Reg. 1981-04-08; TX0000674414

v. 103, no. 47, 17Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-17; Reg. 1981-04-08; TX0000674415

v. 103, no. 48, 18Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-18; Reg. 1981-04-08; TX0000674416

v. 103, no. 49, 19Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-19; Reg. 1981-04-08; TX0000674417

v. 103, no. 50, 20Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-20; Reg. 1981-04-08; TX0000674418

v. 103, no. 51, 21Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-21; Reg. 1981-04-08; TX0000674419

v. 103, no. 52, 22Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-22; Reg. 1981-04-08; TX0000674420

v. 103, no. 53, 23Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-23; Reg. 1981-04-08; TX0000674421

v. 103, no. 54, 24Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-24; Reg. 1981-04-08; TX0000674422

v. 103, no. 55, 25Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-25; Reg. 1981-04-08; TX0000674423

v. 103, no. 56, 26Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-26; Reg. 1981-04-08; TX0000674424

v. 103, no. 57, 27Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-27; Reg. 1981-04-08; TX0000674425

v. 103, no. 58, 28Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-28; Reg. 1981-04-08; TX0000674426

v. 103, no. 59, 1Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-01; Reg. 1981-05-14; TX0000698234

v. 103, no. 60, 2Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-02; Reg. 1981-05-14; TX0000698235

v. 103, no. 61, 3Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-03; Reg. 1981-05-14; TX0000698236

v. 103, no. 62, 4Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-04; Reg. 1981-05-14; TX0000698237

v. 103, no. 63, 5Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-05; Reg. 1981-05-14; TX0000698238

v. 103, no. 64, 6Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-06; Reg. 1981-05-14; TX0000698239

v. 103, no. 65, 7Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-07; Reg. 1981-05-14; TX0000698240

v. 103, no. 66, 8Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-08; Reg. 1981-05-14; TX0000698241

v. 103, no. 67, 9Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-09; Reg. 1981-05-14; TX0000698242

v. 103, no. 68, 10Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-10; Reg. 1981-05-14; TX0000698243

v. 103, no. 69, 11Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-11; Reg. 1981-05-14; TX0000698244

v. 103, no. 70, 12Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-12; Reg. 1981-05-14; TX0000698245

v. 103, no. 71, 13Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-13; Reg. 1981-05-14; TX0000698246

v. 103, no. 72, 14Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-14; Reg. 1981-05-14; TX0000698247

v. 103, no. 73, 15Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-15; Reg. 1981-05-14; TX0000698248

v. 103, no. 74, 16Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-16; Reg. 1981-05-14; TX0000698249

v. 103, no. 75, 17Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-17; Reg. 1981-05-14; TX0000698250

v. 103, no. 76, 18Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-18; Reg. 1981-05-14; TX0000698251

v. 103, no. 77, 19Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-19; Reg. 1981-05-14; TX0000698252

v. 103, no. 78, 20Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-20; Reg. 1981-05-14; TX0000698253

v. 103, no. 79, 21Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-21; Reg. 1981-05-14; TX0000698254

v. 103, no. 80, 22Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-22; Reg. 1981-05-14; TX0000698255

v. 103, no. 81, 23Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-23; Reg. 1981-05-14; TX0000698256

v. 103, no. 82, 24Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-24; Reg. 1981-05-14; TX0000698257

v. 103, no. 83, 25Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-25; Reg. 1981-05-14; TX0000698258

v. 103, no. 84, 26Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-26; Reg. 1981-05-14; TX0000698259

v. 103, no. 85, 27Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-27; Reg. 1981-05-14; TX0000698260

v. 103, no. 86, 28Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-28; Reg. 1981-05-14; TX0000698261

v. 103, no. 87, 29Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-29; Reg. 1981-05-14; TX0000698262

v. 103, no. 88, 30Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-30; Reg. 1981-05-14; TX0000698263

v. 103, no. 89, 31Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-31; Reg. 1981-05-14; TX0000698264

v. 103, no. 90, 1Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-01; Reg. 1981-06-11; TX0000757692

v. 103, no. 91, 2Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-02; Reg. 1981-06-11; TX0000757693

v. 103, no. 92, 3Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-03; Reg. 1981-06-11; TX0000757694

v. 103, no. 93, 4Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-04; Reg. 1981-06-11; TX0000757695

v. 103, no. 94, 5Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-05; Reg. 1981-06-11; TX0000757696

v. 103, no. 95, 6Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-06; Reg. 1981-06-11; TX0000757697

v. 103, no. 96, 7Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-07; Reg. 1981-06-11; TX0000757698

v. 103, no. 97, 8Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-08; Reg. 1981-06-11; TX0000757699

v. 103, no. 98, 9Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-09; Reg. 1981-06-11; TX0000757700

v. 103, no. 99, 10Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-10; Reg. 1981-06-11; TX0000757701

v. 103, no. 100, 11Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-11; Reg. 1981-06-11; TX0000757702

v. 103, no. 101, 12Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-12; Reg. 1981-06-11; TX0000757703

v. 103, no. 102, 13Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-13; Reg. 1981-06-11; TX0000757704

v. 103, no. 103, 14Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-14; Reg. 1981-06-11; TX0000757705

v. 103, no. 104, 15Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-15; Reg. 1981-06-11; TX0000757706

v. 103, no. 105, 16Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-16; Reg. 1981-06-11; TX0000757707

v. 103, no. 106, 17Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-17; Reg. 1981-06-11; TX0000757708

v. 103, no. 107, 18Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-18; Reg. 1981-06-11; TX0000757709

v. 103, no. 108, 19Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-19; Reg. 1981-06-11; TX0000757710

v. 103, no. 109, 20Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-20; Reg. 1981-06-11; TX0000757711

v. 103, no. 110, 21Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-21; Reg. 1981-06-11; TX0000757712

v. 103, no. 111, 22Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-22; Reg. 1981-06-11; TX0000757713

v.	103, no. 112, 23Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-23; Reg. 1981-06-11; TX0000757714

v.	103, no. 113, 24Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-24; Reg. 1981-06-11; TX0000757715

v.	103, no. 114, 25Apr8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-25; Reg. 1981-06-11; TX0000757716

v.	103, no. 115, 26Apr8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-26; Reg. 1981-06-11; TX0000757717

v.	103, no. 116, 27Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-27; Reg. 1981-06-11; TX0000757718

v.	103, no. 117, 28Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-28; Reg. 1981-06-11; TX0000757719

v.	103, no. 118, 29Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-29; Reg. 1981-06-11; TX0000757720

v.	103, no. 119, 30Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-30; Reg. 1981-06-11; TX0000757721

v.	103, no. 120, 1May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-01; Reg. 1981-07-10; TX0000731349

v.	103, no. 121, 2May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-02; Reg. 1981-07-10; TX0000731350

v.	103, no. 122, 3May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-03; Reg. 1981-07-10; TX0000731351

v.	103, no. 123, 4May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-04; Reg. 1981-07-10; TX0000731352

v.	103, no. 124, 5May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-05; Reg. 1981-07-10; TX0000731353

v.	103, no. 125, 6May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-06; Reg. 1981-07-10; TX0000731354

v.	103, no. 126, 7May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-07; Reg. 1981-07-10; TX0000731355

v.	103, no. 127, 8May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-08; Reg. 1981-07-10; TX0000731356

v.	103, no. 128, 9May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-09; Reg. 1981-07-10; TX0000731357

v.	103, no. 129, 10May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-10; Reg. 1981-07-10; TX0000731358

v.	103, no. 130, 11May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-11; Reg. 1981-07-10; TX0000731359

v.	103, no. 131, 12May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-12; Reg. 1981-07-10; TX0000731360

v.	103, no. 132, 13May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-13; Reg. 1981-07-10; TX0000731361

v.	103, no. 133, 14May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-14; Reg. 1981-07-10; TX0000731362

v.	103, no. 134, 15May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-15; Reg. 1981-07-10; TX0000731363

v.	103, no. 135, 16May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-16; Reg. 1981-07-10; TX0000731298

v.	103, no. 136, 17May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-17; Reg. 1981-07-10; TX0000731297

v.	103, no. 137, 18May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-18; Reg. 1981-07-10; TX0000731296

v.	103, no. 138, 19May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-19; Reg. 1981-07-10; TX0000731295

v.	103, no. 139, 20May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-20; Reg. 1981-07-10; TX0000731294

v.	103, no. 140, 21May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-21; Reg. 1981-07-10; TX0000731293

v.	103, no. 141, 22May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-22; Reg. 1981-07-10; TX0000731292

v.	103, no. 142, 23May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-23; Reg. 1981-07-10; TX0000731291

v.	103, no. 143, 24May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-24; Reg. 1981-07-10; TX0000731299

v.	103, no, 144, 26May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-26; Reg. 1981-07-10; TX0000731290

v.	103, no. 145, 27May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-27; Reg. 1981-07-10; TX0000731289

v.	103, no. 146, 28May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-28; Reg. 1981-07-10; TX0000731288

v.	103, no. 147, 29May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-29; Reg. 1981-07-10; TX0000731287

v.	103, no. 148, 30May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-30; Reg. 1981-07-10; TX0000731285

v.	103, no. 149, 31May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-31; Reg. 1981-07-10; TX0000731286

v.	103, no. 150, 1Jun81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-01; Reg. 1981-08-10; TX0000757722

v.	103, no. 151, 2Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-02; Reg. 1981-08-10; TX0000757723

v.	103, no. 152, 3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-03; Reg. 1981-08-10; TX0000757724

v.	103, no. 153, 4Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-04; Reg. 1981-08-10; TX0000757725

v.	103, no. 154, 5Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-05; Reg. 1981-08-10; TX0000757726

v.	103, no. 155, 6Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-06; Reg. 1981-08-10; TX0000757727

v.	103, no. 156, 7Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-07; Reg. 1981-08-10; TX0000757728

v. 103, no. 157, 8Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-08; Reg. 1981-08-10; TX0000757729

v. 103, no. 158, 9Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-09; Reg. 1981-08-10; TX0000757730

v. 103, no. 159, 10Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-10; Reg. 1981-08-10; TX0000757731

v. 103, no. 160, 11Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-11; Reg. 1981-08-10; TX0000757732

v. 103, no. 161, 12Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-12; Reg. 1981-08-10; TX0000757733

v. 103, no. 162, l3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-13; Reg. 1981-08-10; TX0000757734

v. 103, no. 163, 14Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-14; Reg. 1981-08-10; TX0000757735

v. 103, no. 164, 15Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-15; Reg. 1981-08-10; TX0000757736

v. 103, no. 165, 16Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-16; Reg. 1981-08-10; TX0000757737

v. 103, no. 166, 17Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-17; Reg. 1981-08-10; TX0000757738

v. 103, no. 167, 18Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-18; Reg. 1981-08-10; TX0000757739

v. 103, no. 168, 19Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-19; Reg. 1981-08-10; TX0000757740

v. 103, no. 169, 20Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-20; Reg. 1981-08-10; TX0000757741

v. 103, no. 170, 21Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-21; Reg. 1981-08-10; TX0000757742

v. 103, no. 171, 22Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-22; Reg. 1981-08-10; TX0000757743

v. 103, no. 172, 23Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-23; Reg. 1981-08-10; TX0000757744

v. 103, no. 173, 24Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-24; Reg. 1981-08-10; TX0000757745

v. 103, no. 174, 25Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-25; Reg. 1981-08-10; TX0000757746

v. 103, no. 175, 26Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-26; Reg. 1981-08-10; TX0000757747

v. 103, no. 176, 27Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-27; Reg. 1981-08-10; TX0000757748

v. 103, no. 177, 28Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-28; Reg. 1981-08-10; TX0000757749

v. 103, no. 178, 29Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-29; Reg. 1981-08-10; TX0000757750

v. 103, no. 179, 30Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-30; Reg. 1981-08-10; TX0000757751

v. 103, no. 180, 1Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-01; Reg. 1981-09-11; TX0000767365

v. 103, no. 181, 2Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-02; Reg. 1981-09-11; TX0000767366

v. 103, no. 182, 3Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-03; Reg. 1981-09-11; TX0000767367

v. 103, no. 183, 5Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-05; Reg. 1981-09-11; TX0000767368

v. 103, no. 184, 6Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-06; Reg. 1981-09-11; TX0000767369

v. 103, no. 185, 7Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-07; Reg. 1981-09-11; TX0000767370

v. 103, no. 186, 8Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-08; Reg. 1981-09-11; TX0000767371

v. 103, no. 187, 9Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-09; Reg. 1981-09-11; TX0000767372

v. 103, no. 188, 10Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-10; Reg. 1981-09-11; TX0000767364

v. 103, no. 189, 11Ju181. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-11; Reg. 1981-09-11; TX0000767373

v. 103, no. 190, 12Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-12; Reg. 1981-09-11; TX0000767374

v. 103, no. 191, 13Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-13; Reg. 1981-09-11; TX0000767375

v. 103, no. 192, 14Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-14; Reg. 1981-09-11; TX0000767376

v. 103, no. 193, 15Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-15; Reg. 1981-09-11; TX0000767377

v. 103, no. 194, 16Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-16; Reg. 1981-09-11; TX0000767378

v. 103, no. 195, 17Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-17; Reg. 1981-09-11; TX0000767379

v. 103, no. 196, 18Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-18; Reg. 1981-09-11; TX0000767380

v. 103, no. 197, 19Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-19; Reg. 1981-09-11; TX0000767381

v. 103, no. 198, 20Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-20; Reg. 1981-09-11; TX0000767382

v. 103, no. 199, 21Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-21; Reg. 1981-09-11; TX0000767383

v. 103, no. 200, 22Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-22; Reg. 1981-09-11; TX0000767384

v. 103, no. 201, 23Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-23; Reg. 1981-09-11; TX0000767385

v. 103, no. 202, 24Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-24; Reg. 1981-09-11; TX0000767386

v. 103, no. 203, 25Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-25; Reg. 1981-09-11; TX00007S7387

v. 103, no. 204, 26Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-26; Reg. 1981-09-11; TX0000767388

v. 103, no. 205, 27Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-27; Reg. 1981-09-11; TX0000767389

v. 103, no. 206, 28Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-28; Reg. 1981-09-11; TX0000767390

v. 103, no. 207, 29Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-29; Reg. 1981-09-11; TX0000767391

v. 103, no. 208, 30Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-30; Reg. 1981-09-11; TX0000767392

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767393

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767383

v. 103, no. 210, 1Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-01; Reg. 1981-10-09; TX0000790750

v. 103, no. 211, 2Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-02; Reg. 1981-10-09; TX0000790751

v. 103, no. 212, 3Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-03; Reg. 1981-10-09; TX0000790752

v. 103, no. 213, 4Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-04; Reg. 1981-10-09; TX0000790753

v. 103, no. 214, 5Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-05; Reg. 1981-10-09; TX0000790754

v. 103, no. 215, 6Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-06; Reg. 1981-10-09; TX0000790755

v. 103, no. 216, 7Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-07; Reg. 1981-10-09; TX0000790756

v. 103, no. 217, 8Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-08; Reg. 1981-10-09; TX0000790758

v. 103, no. 218, 9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-09; Reg. 1981-10-09; TX0000790757

v. 103, no. 219, 10Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-10; Reg. 1981-10-09; TX0000790759

v. 103, no. 220, 11Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-11; Reg. 1981-10-09; TX0000790760

v. 103, no. 221, 12Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-12; Reg. 1981-10-09; TX0000790761

v. 103, no. 222, 13Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-13; Reg. 1981-10-09; TX0000790762

v. 103, no. 223, 14Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-14; Reg. 1981-10-09; TX0000790763

v. 103, no. 224, 15Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-15; Reg. 1981-10-09; TX0000790764

v. 103, no. 225, 16Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-16; Reg. 1981-10-09; TX0000790765

v. 103, no. 226, 17Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-17; Reg. 1981-10-09; TX0000790766

v. 103, no. 227, 18Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-18; Reg. 1981-10-09; TX0000790767

v. 103, no. 228, l9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-19; Reg. 1981-10-09; TX0000790768

v. 103, no. 229, 20Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-20; Reg. 1981-10-09; TX0000790769

v. 103, no. 230, 21Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-21; Reg. 1981-10-09; TX0000790770

v. 103, no. 231, 22Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-22; Reg. 1981-10-09; TX0000790771

v. 103, no. 232, 23Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-23; Reg. 1981-10-09; TX0000790772

v. 103, no. 233, 24Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-24; Reg. 1981-10-09; TX0000790773

v. 103, no. 234, 25Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-25; Reg. 1981-10-09; TX0000790774

v. 103, no. 235, 26Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-26; Reg. 1981-10-09; TX0000790775

v. 103, no. 236, 27Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-27; Reg. 1981-10-09; TX0000790776

v. 103, no. 237, 28Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-28; Reg. 1981-10-09; TX0000790777

v. 103, no. 238, 29Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-29; Reg. 1981-10-09; TX0000790778

v. 103, no. 239, 30Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-30; Reg. 1981-10-09; TX0000790779

v. 103, no. 240, 31Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-31; Reg. 1981-10-09; TX0000790780

v. 103, no. 241, 1Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-01; Reg. 1981-11-10; TX0000803396

v. 103, no. 242, 2Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-02; Reg. 1981-11-10; TX0000803397

v. 103, no. 243, 3Sep8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-03; Reg. 1981-11-10; TX0000803398

v. 103, no. 244, 4Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-04; Reg. 1981-11-10; TX0000803399

v. 103, no. 245, 5Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-05; Reg. 1981-11-10; TX0000803400

v. 103, no. 246, 6Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-06; Reg. 1981-11-10; TX0000803401

v. 103, no. 247, 8Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-08; Reg. 1981-11-10; TX0000803402

v. 103, no. 248, 9Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-09; Reg. 1981-11-10; TX0000803403

v. 103, no. 249, 10Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-10; Reg. 1981-11-10; TX0000803404

v. 103, no. 250, 11Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-11; Reg. 1981-11-10; TX0000803386

v. 103, no. 251, 12Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-12; Reg. 1981-11-10; TX0000803387

v. 103, no. 252, 13Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-13; Reg. 1981-11-10; TX0000803388

v. 103, no. 253, 14Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-14; Reg. 1981-11-10; TX0000803389

v. 103, no. 254, 15Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-15; Reg. 1981-11-10; TX0000803390

v. 103, no. 255, 16Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-16; Reg. 1981-11-10; TX0000803391

v. 103, no. 256, 17Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-17; Reg. 1981-11-10; TX0000803392

v. 103, no. 257, 18Sep8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-18; Reg. 1981-11-10; TX0000803393

v. 103, no. 258, 19Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-19; Reg. 1981-11-10; TX0000803394

v. 103, no. 259, 20Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-20; Reg. 1981-11-10; TX0000803395

v. 103, no. 260, 21Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-21; Reg. 1981-11-10; TX0000803376

v. 103, no. 261, 22Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-22; Reg. 1981-11-10; TX0000803377

v. 103, no. 262, 23Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-23; Reg. 1981-11-10; TX0000803378

v. 103, no. 263, 24Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-24; Reg. 1981-11-10; TX0000803379

v. 103, no. 264, 25Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-25; Reg. 1981-11-10; TX0000803380

v. 103, no. 265, 26Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-26; Reg. 1981-11-10; TX0000803381

v. 103, no. 266, 27Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-27; Reg. 1981-11-10; TX0000803382

v. 103, no. 267, 28Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-28; Reg. 1981-11-10; TX0000803383

v. 103, no. 268, 29Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-29; Reg. 1981-11-10; TX0000803384

v. 103, no. 269, 30Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-30; Reg. 1981-11-10; TX0000803385

v. 103, no. 270, 1Oct81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-01; Reg. 1981-12-04; TX0000809151

v. 103, no. 271, 2Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-02; Reg. 1981-12-04; TX0000809152

v. 103, no. 272, 3Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-03; Reg. 1981-12-04; TX0000809153

v. 103, no. 273, 4Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-04; Reg. 1981-12-04; TX0000809154

v. 103, no. 274, 5Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-05; Reg. 1981-12-04; TX0000809155

v. 103, no. 275, 6Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-06; Reg. 1981-12-04; TX0000809156

v. 103, no. 276, 7Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-07; Reg. 1981-12-04; TX0000809157

v. 103, no. 277, 8Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-08; Reg. 1981-12-04; TX0000809158

v. 103, no. 278, 9Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-09; Reg. 1981-12-04; TX0000809159

v. 103, no. 279, 10Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-10; Reg. 1981-12-04; TX0000809160

v. 103, no. 280, 11Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-11; Reg. 1981-12-04; TX0000809161

v. 103, no. 281, 12Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-12; Reg. 1981-12-04; TX0000809162

v. 103, no. 282, 13Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-13; Reg. 1981-12-04; TX0000809163

v. 103, no. 283, 14Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-14; Reg. 1981-12-04; TX0000809164

v. 103, no. 284, 15Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-15; Reg. 1981-12-04; TX0000809165

v. 103, no. 285, 16Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-16; Reg. 1981-12-04; TX0000809182

v. 103, no. 286, 17Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-17; Reg. 1981-12-04; TX0000809183

v. 103, no. 287, 18Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-18; Reg. 1981-12-04; TX0000809184

v. 103, no. 288, 19Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-19; Reg. 1981-12-04; TX0000809185

v. 103, no. 289, 20Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-20; Reg. 1981-12-04; TX0000809186

v. 103, no. 290, 21Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-21; Reg. 1981-12-04; TX0000809187

v. 103, no. 291, 22Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-22; Reg. 1981-12-04; TX0000809188

v. 103, no. 292, 23Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-23; Reg. 1981-12-04; TX0000809189

v. 103, no. 293, 24Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-24; Reg. 1981-12-04; TX0000809190

v. 103, no. 294, 25Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-25; Reg. 1981-12-04; TX0000809191

v. 103, no. 295, 26Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-26; Reg. 1981-12-04; TX0000809192

v. 103, no. 296, 27Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-27; Reg. 1981-12-04; TX0000809193

v. 103, no. 297, 28Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-28; Reg. 1981-12-04; TX0000809194

v. 103, no. 298, 29Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-29; Reg. 1981-12-04; TX0000809195

v. 103, no. 299, 30Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-30; Reg. 1981-12-04; TX0000809196

v. 103, no. 300, 31Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-31; Reg. 1981-12-04; TX0000809197

v. 103, no. 301, 1Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-01; Reg. 1982-01-04; TX0000822645

v. 103, no. 302, 2Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-02; Reg. 1982-01-04; TX0000822646

v. 103, no. 303, 3Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-03; Reg. 1982-01-04; TX0000822647

v. 103, no. 304, 4Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-04; Reg. 1982-01-04; TX0000822648

v. 103, no. 305, 5Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-05; Reg. 1982-01-04; TX0000822649

v. 103, no. 306, 6Nov8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-06; Reg. 1982-01-04; TX0000822650

v. 103, no. 307, 7Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-07; Reg. 1982-01-04; TX0000822651

v. 103, no. 308, 8Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-08; Reg. 1982-01-04; TX0000822652

v. 103, no. 309, 9Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-09; Reg. 1982-01-04; TX0000822653

v. 103, no. 310, 10Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-10; Reg. 1982-01-04; TX0000822654

v. 103, no. 311, 11Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-11; Reg. 1982-01-04; TX0000822655

v. 103, no. 312, 12Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-12; Reg. 1982-01-04; TX0000822656

v. 103, no. 313, 13Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-13; Reg. 1982-01-04; TX0000822657

v. 103, no. 314, 14Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-14; Reg. 1982-01-04; TX0000822658

v. 103, no. 315, 15Nov81. Claimant: the Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1981; Pub. 1981-11-15; Reg. 1982-01-04; TX0000806189

v. 103, no. 316, 16Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-16; Reg. 1982-01-04; TX0000822631

v. 103, no. 317, 17Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-17; Reg. 1982-01-04; TX0000822632

v. 103, no. 318, 18Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-18; Reg. 1982-01-04; TX0000822633

v. 103, no. 319, 19Nov8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-19; Reg. 1982-01-04; TX0000822634

v. 103, no. 320, 20Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-20; Reg. 1982-01-04; TX0000822635

v. 103, no. 321, 21Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-21; Reg. 1982-01-04; TX0000822636

v. 103, no. 322, 22Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-22; Reg. 1982-01-04; TX0000822637

v. 103, no. 323, 23Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-23; Reg. 1982-01-04; TX0000822638

v. 103, no. 324, 24Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-24; Reg. 1982-01-04; TX0000822639

v. 103, no. 325, 25Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-25; Reg. 1982-01-04; TX0000822640

v. 103, no. 326, 27Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-27; Reg. 1982-01-04; TX0000822641

v. 103, no. 327, 28Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-28; Reg. 1982-01-04; TX0000822642

v. 103, no. 328, 29Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-29; Reg. 1982-01-04; TX0000822643

v. 103, no. 329, 30Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-30; Reg. 1982-01-04; TX0000822644

v. 103, no. 330, 1Dec8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-01; Reg. 1982-02-16; TX0000852563

v. 103, no. 331, 2Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-02; Reg. 1982-02-16; TX0000852564

v. 103, no. 332, 3Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-03; Reg. 1982-02-16; TX0000852565

v. 103, no. 333, 4Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-04; Reg. 1982-02-16; TX0000852566

v. 103, no. 334, 5Dec8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-05; Reg. 1982-02-16; TX0000852567

v. 103, no. 335, 6Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-06; Reg. 1982-02-16; TX0000852568

v. 103, no. 336, 7Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-07; Reg. 1982-02-16; TX0000852569

v. 103, no. 337, 8Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-08; Reg. 1982-02-16; TX0000852570

v. 103, no. 338, 9Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-09; Reg. 1982-02-16; TX0000852571

v. 103, no. 339, 10Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-10; Reg. 1982-02-16; TX0000852572

v. 103, no. 340, 11Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-11; Reg. 1982-02-16; TX0000852573

v. 103, no. 341, 12Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-12; Reg. 1982-02-16; TX0000852574

v. 103, no. 342, 13Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-13; Reg. 1982-02-16; TX0000852575

v. 103, no. 343, 14Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-14; Reg. 1982-02-16; TX0000852576

v. 103, no. 344, 15Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-15; Reg. 1982-02-16; TX0000852577

v. 103, no. 345, 16Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-16; Reg. 1982-02-16; TX0000852578

v. 103, no. 346, 17Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-17; Reg. 1982-02-16; TX0000852579

v. 103, no. 347, 18Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-18; Reg. 1982-02-16; TX0000852580

v. 103, no. 348, 19Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-19; Reg. 1982-02-16; TX0000852581

v. 103, no. 349, 20Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-20; Reg. 1982-02-16; TX0000852582

v. 103, no. 350, 21Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-21; Reg. 1982-02-16; TX0000852583

v. 103, no. 351, 22Dec81. Claimant: saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-22; Reg. 1982-02-16; TX0000852584

v. 103, no. 352, 23Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-23; Reg. 1982-02-16; TX0000852585

v. 103, no. 353, 24Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-24; Reg. 1982-02-16; TX0000852586

v. 103, no. 354, 26Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-26; Reg. 1982-02-16; TX0000852587

v. 103, no. 355, 27Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-27; Reg. 1982-02-16; TX0000852588

v. 103, no. 356, 28Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-28; Reg. 1982-02-16; TX0000852589

v. 103, no. 357, 29Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-29; Reg. 1982-02-16; TX0000852590

v. 103, no. 358, 30Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-30; Reg. 1982-02-16; TX0000852591

v. 103, no. 359, 31Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-31; Reg. 1982-02-16; TX0000852592

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1980

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	2Jan80. Created 1980; Pub. 1980-01-02; Reg. 1980-05-01; TX0000493430

3Jan80. Created 1980; Pub. 1980-01-03; Reg. 1980-05-01; TX0000493431

4Jan80. Created 1980; Pub. 1980-01-04; Reg. 1980-05-01; TX0000493432

5Jan80. Created 1980; Pub. 1980-01-05; Reg. 1980-05-01; TX0000493433

6Jan80. Created 1980; Pub. 1980-01-06; Reg. 1980-05-01; TX0000493434

7Jan80. Created 1980; Pub. 1980-01-07; Reg. 1980-05-01; TX0000493435

8Jan80. Created 1980; Pub. 1980-01-08; Reg. 1980-05-01; TX0000493436

9Jan80. Created 1980; Pub. 1980-01-09; Reg. 1980-05-01; TX0000493437

10Jan80. Created 1980; Pub. 1980-01-10; Reg. 1980-05-01; TX0000493438

11Jan80. Created 1980; Pub. 1980-01-11; Reg. 1980-05-01; TX0000493439

12Jan80. Created 1980; Pub. 1980-01-12; Reg. 1980-05-01; TX0000493440

13Jan80. Created 1980; Pub. 1980-01-13; Reg. 1980-05-01; TX0000493441

14Jan80. Created 1980; Pub. 1980-01-14; Reg. 1980-05-01; TX0000493442

15Jan80. Created 1980; Pub. 1980-01-15; Reg. 1980-05-01; TX0000493443

16Jan80. Created 1980; Pub. 1980-01-16; Reg. 1980-05-01; TX0000493400

17Jan80. Created 1980; Pub. 1980-01-17; Reg. 1980-05-01; TX0000493401

18Jan80. Created 1980; Pub. 1980-01-18; Reg. 1980-05-01; TX0000493402

19Jan80. Created 1980; Pub. 1980-01-19; Reg. 1980-05-01; TX0000493403

20Jan80. Created 1980; Pub. 1980-01-20; Reg. 1980-05-01; TX0000493404

21Jan80. Created 1980; Pub. 1980-01-21; Reg. 1980-05-01; TX0000493405

22Jan80. Created 1980; Pub. 1980-01-22; Reg. 1980-05-01; TX0000493406

23Jan80. Created 1980; Pub. 1980-01-23; Reg. 1980-05-01; TX0000493407

24Jan80. Created 1980; Pub. 1980-01-24; Reg. 1980-05-01; TX0000493408

25Jan80. Created 1980; Pub. 1980-01-25; Reg. 1980-05-01; TX0000493409

26Jan80. Created 1980; Pub. 1980-01-26; Reg. 1980-05-01; TX0000493410

27Jan80. Created 1980; Pub. 1980-01-27; Reg. 1980-05-01; TX0000493411

28Jan80. Created 1980; Pub. 1980-01-28; Reg. 1980-05-01; TX0000493412

29Jan80. Created 1980; Pub. 1980-01-29; Reg. 1980-05-01; TX0000493413

30Jan80. Created 1980; Pub. 1980-01-30; Reg. 1980-05-01; TX0000493414

31Jan80. Created 1980; Pub. 1980-01-31; Reg. 1980-05-01; TX0000493415

v. 102, no. 31, lFeb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-01; Reg. 1980-04-08; TX0000516782

1Feb80. Created 1980; Pub. 1980-02-01; Reg. 1980-05-01; TX0000493444

v. 102, no. 32, 2Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-02; Reg. 1980-04-08; TX0000516783

2Feb80. Created 1980; Pub. 1980-02-02; Reg. 1980-05-01; TX0000493445

v. 102, no. 33, 3Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-03; Reg. 1980-04-08; TX0000516784

3Feb80. Created 1980; Pub. 1980-02-03; Reg. 1980-05-01; TX0000493446

v. 102, no. 34, 4Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-04; Reg. 1980-04-08; TX0000516785

4Feb80. Created 1980; Pub. 1980-02-04; Reg. 1980-05-01; TX0000493447

v. 102, no. 35, 5Feb80. (C.O. correspondence.) Created 1980) Pub. 1980-02-05; Reg. 1980-04-08; TX0000516786

5Feb80. Created 1980; Pub. 1980-02-05; Reg. 1980-05-01; TX0000493448

v. 102, no. 36, 6Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-06; Reg. 1980-04-08; TX0000516787

6Feb80. Created 1980; Pub. 1980-02-06; Reg. 1980-05-01; TX0000493449

v. 102, no. 37, 7Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-07; Reg. 1980-04-08; TX0000516788

7Feb80. Created 1980; Pub. 1980-02-07; Reg. 1980-05-01; TX0000493450

v. 102, no. 38, 8Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-08; Reg. 1980-04-08; TX0000516789

8Feb80. Created 1980; Pub. 1980-02-08; Reg. 1980-05-01; TX0000493451

v. 102, no. 39, 9Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-09; Reg. 1980-04-08; TX0000516790

9Feb80. Created 1980; Pub. 1980-02-09; Reg. 1980-05-01; TX0000493452

v. 102, no. 40, 10Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-10; Reg. 1980-04-08; TX0000516791

10Feb80. Created 1980; Pub. 1980-02-10; Reg. 1980-05-01; TX0000493453

v. 102, no. 41, 11Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-11; Reg. 1980-04-08; TX0000516792

11Feb80. Created 1980; Pub. 1980-02-11; Reg. 1980-05-01; TX0000493454

v. 102, no. 42, 12Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-12; Reg. 1980-04-08; TX0000516793

12Feb80. Created 1980; Pub. 1980-02-12; Reg. 1980-05-01; TX0000493455

v. 102, no. 43, 13Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-13; Reg. 1980-04-08; TX0000516794

13Feb80. Created 1980; Pub. 1980-02-13; Reg. 1980-05-01; TX0000493456

v. 102, no. 44, 14Feb80. (C.0. correspondence.) Created 1980; Pub. 1980-02-14; Reg. 1980-04-08; TX0000516795

14Feb80. Created 1980; Pub. 1980-02-14 Reg. 1980-05-01; TX0000493457

v. 102, no. 45, 15Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-15; Reg. 1980-04-08; TX0000516796

15Feb80. Created 1980; Pub. 1980-02-15; Reg. 1980-05-01; TX0000493458

16Feb80. Created 1980; Pub. 1980-02-16; Reg. 1980-05-01; TX0000493416

17Feb80. created 1980; Pub. 1980-02-17; Reg. 1980-05-01; TX0000493417

18Feb80. Created 1980; Pub. 1980-02-18; Reg. 1980-05-01; TX0000493418

19Feb80. Created 1980; Pub. 1980-02-19; Reg. 1980-05-01; TX0000493419

20Feb80. Created 1980; Pub. 1980-02-20; Reg. 1980-05-01; TX0000493420

21Feb80. Created 1980; Pub. 1980-02-21; Reg. 1980-05-01; TX0000493421

22Feb80. Created 1980; Pub. 1980-02-22; Reg. 1980-05-01; TX0000493422

23Feb80. Created 1980; Pub. 1980-02-23; Reg. 1980-05-01; TX0000493423

24Feb80. created 1980; Pub. 1980-02-24; Reg. 1980-05-01; TX0000493424

25Feb80. Created 1980; Pub. 1980-02-25; Reg. 1980-05-01; TX0000493425

26Feb80. Created 1980; Pub. 1980-02-26; Reg. 1980-05-01; TX0000493426

27Feb80. Created 1980; Pub. 1980-02-27; Reg. 1980-05-01; TX0000493427

28Feb80. created 1980; Pub. 1980-02-28; Reg. 1980-05-01; TX0000493428

29Feb80. created 1980; Pub. 1980-02-29; Reg. 1980-05-01; TX0000493429

v. 102, no. 60, lMar80. Created 1980; Pub. 1980-03-01; Reg. 1980-05-01; TX0000555504

v. 102, no. 61, 2Mar80. Created 1980; Pub. 1980-03-02; Reg. 1980-05-01; TX0000555505

v. 102, no. 62, 3Mar80. Created 1980; Pub. 1980-03-03; Reg. 1980-05-01; TX0000555506

v. 102, no. 63, 4Mar80. Created 1980; Pub. 1980-03-04; Reg. 1980-05-01; TX0000555507

v. 102, no. 64, 5Mar80. Created 1980; Pub. 1980-03-05; Reg. 1980-05-01; TX0000555508

v. 102, no. 65, 6Mar80. Created 1980; Pub. 1980-03-06; Reg. 1980-05-01; TX0000555509

v. 102, no. 66, 7Mar80. Created 1980; Pub. 1980-03-07; Reg. 1980-05-01; TX0000555510

v. 102, no. 67, 8Mar80. Created 1980; Pub. 1980-03-08; Reg. 1980-05-01; TX0000555511

v. 102, no. 68, 9Mar80. Created 1980; Pub. 1980-03-09; Reg. 1980-05-01; TX0000555512

v. 102, no. 69, 10Mar80. Created 1980; Pub. 1980-03-10; Reg. 1980-05-01; TX0000555513

v. 102, no. 70, 11Mar80. Created 1980; Pub. 1980-03-11; Reg. 1980-05-01; TX0000555514

v. 102, no. 71, l2Mar80. Created 1980; Pub. 1980-03-12; Reg. 1980-05-01; TX0000555515

v. 102, no. 72, 13Mar80. Created 1980; Pub. 1980-03-13, Reg. 1980-05-01; TX0000555516

v. 102, no. 73, 14Mar80. Created 1980; Pub. 1980-03-14, Reg. 1980-05-01; TX0000555517

v. 102, no. 74, 15Mar80. (C.O. correspondence.) Created 1980; Pub. 1980-03-15; Reg. 1980-05-01; TX0000555518

v. 102, no. 75, 16Mar80. Created 1980; Pub. 1980-03-16; Reg. 1980-05-01; TX0000530566

v. 102, no. 76, 17Mar80. Created 1980; Pub. 1980-03-17; Reg. 1980-05-01; TX0000530567

v. 102, no. 77, 18Mar80. Created 1980; Pub. 1980-03-18; Reg. 1980-05-01; TX0000530568

v. 102, no. 78, 19Mar80. Created 1980; Pub. 1980-03-19; Reg. 1980-05-01; TX0000530569

v. 102, no. 79, 20Mar80. Created 1980; Pub. 1980-03-20; Reg. 1980-05-01; TX0000530570

v. 102, no. 80, 21Mar80. Created 1980; Pub. 1980-03-21; Reg. 1980-05-01; TX0000530571

v. 102, no. 81, 22Mar80. Created 1980; Pub. 1980-03-22; Reg. 1980-05-01; TX0000530572

v. 102, no. 82, 23Mar80. Created 1980; Pub. 1980-03-23; Reg. 1980-05-01; TX0000530573

v. 102, no. 83, 24Mar80. Created 1980; Pub. 1980-03-24; Reg. 1980-05-01; TX0000530574

v. 102, no. 84, 25Mar80. Created 1980; Pub. 1980-03-25; Reg. 1980-05-01; TX0000530575

v. 102, no. 85, 26Mar80. Created 1980; Pub. 1980-03-26; Reg. 1980-05-01; TX0000530576

v. 102, no. 86, 27Mar80. Created 1980; Pub. 1980-03-27; Reg. 1980-05-01; TX0000530577

v. 102, no. 87, 28Mar80. Created 1980; Pub. 1980-03-28; Reg. 1980-05-01; TX0000530578

v. 102, no. 88, 29Mar80. Created 1980; Pub. 1980-03-29; Reg. 1980-05-01; TX0000530579

v. 102, no. 89, 30Mar80. Created 1980; Pub. 1980-03-30; Reg. 1980-05-01; TX0000530580

v. 102, no. 90, 31Mar80. Created 1980; Pub. 1980-03-31; Reg. 1980-05-01; TX0000530581

v. 102, no. 91, lApr80. Created 1980; Pub. 1980-04-01; Reg. 1980-06-19; TX0000530551

v. 102, no. 92, 2Apr80. Created 1980; Pub. 1980-04-02; Reg. 1980-06-19; TX0000530552

v. 102, no. 93, 3Apr80. Created 1980; Pub. 1980-04-03; Reg. 1980-06-19; TX0000530553

v. 102, no. 94, 4Apr80. Created 1980; Pub. 1980-04-04; Reg. 1980-06-19; TX0000530554

v. 102, no. 95, 5Apr80. Created 1980; Pub. 1980-04-05; Reg. 1980-06-19; TX0000530555

v. 102, no. 96, 6Apr80. Created 1980; Pub. 1980-04-06; Reg. 1980-06-19; TX0000530556

v. 102, no. 97, 7Apr80. Created 1980; Pub. 1980-04-07; Reg. 1980-06-19; TX0000530557

v. 102, no. 98, 8Apr80. Created 1980; Pub. 1980-04-08; Reg. 1980-06-19; TX0000530558

v. 102, no. 99, 9Apr80. Created 1980; Pub. 1980-04-09; Reg. 1980-06-19; TX0000530559

v. 102, no. 100, 10Apr80. Created 1980; Pub. 1980-04-10; Reg. 1980-06-19; TX0000530560

v. 102, no. 101, 11Apr80. Created 1980; Pub. 1980-04-11; Reg. 1980-06-19; TX0000530561

v. 102, no. 102, 12Apr80. Created 1980; Pub. 1980-04-12; Reg. 1980-06-19; TX0000530562

v. 102, no. 103, 13Apr80. Created 1980; Pub. 1980-04-13; Reg. 1980-06-19; TX0000530563

v. 102, no. 104, l4Apr80. Created 1980; Pub. 1980-04-14; Reg. 1980-06-19; TX0000530564

v. 102, no. 105, 15Apr80. Created 1980; Pub. 1980-04-15; Reg. 1980-06-19; TX0000530565

v. 102, no. 106, 16Apr80. Created 1980; Pub. 1980-04-16; Reg. 1980-06-19; TX0000565950

v. 102, no. 107, l7Apr80. Created 1980; Pub. 1980-04-17; Reg. 1980-06-19; TX0000565951

v. 102, no. 108, 18Apr80. Created 1980; Pub. 1980-04-18; Reg. 1980-06-19; TX0000565952

v. 102, no. 109, 19Apr80. Created 1980; Pub. 1980-04-19; Reg. 1980-06-19; TX0000565953

v. 102, no. 110, 20Apr80. Created 1980; Pub. 1980-04-20; Reg. 1980-06-19; TX0000565954

v. 102, no. 111, 21Apr80. Created 1980; Pub. 1980-04-21; Reg. 1980-06-19; TX0000565955

v. 102, no. 112, 22Apr80. Created 1980; Pub. 1980-04-22; Reg. 1980-06-19; TX0000565956

v. 102, no. 113, 23Apr80. Created 1980; Pub. 1980-04-23; Reg. 1980-06-19; TX0000565957

v. 102, no. 114, 24Apr80. Created 1980; Pub. 1980-04-24; Reg. 1980-06-19; TX0000565958

v. 102, no. 115, 25Apr80. (C.O. correspondence.) Created 1980; Pub. 1980-04-25; Reg. 1980-06-19; TX0000565959

v. 102, no. 116, 26Apr80. Created 1980; Pub. 1980-04-26; Reg. 1980-06-19; TX0000565960

v. 102, no. 117, 27Apr80. Created 1980; Pub. 1980-04-27; Reg. 1980-06-19; TX0000565961

v. 102, no. 118, 28Apr80. Created 1980, Pub. 1980-04-28; Reg. 1980-06-19; TX0000565962

v. 102, no. 119, 29Apr80. Created 1980, Pub. 1980-04-29; Reg. 1980-06-19; TX0000565963

v. 102, no. 120, 30Apr80. Created 1980, Pub. 1980-04-30; Reg. 1980-06-19; TX0000565964

v. 102, no. 121, 1May80. Created 1980; Pub. 1980-05-01; Reg. 1980-07-08; TX0000562642

v. 102, no. 122, 2May80. Created 1980; Pub. 1980-05-02; Reg. 1980-07-08; TX0000562643

v. 102, no. 123, 3May80. Created 1980; Pub. 1980-05-03; Reg. 1980-07-08; TX0000562644

v. 102, no. 124, 4May80. Created 1980; Pub. 1980-05-04; Reg. 1980-07-08; TX0000562645

v. 102, no. 125, 5May80. Created 1980; Pub. 1980-05-05; Reg. 1980-07-08; TX0000562646

v. 102, no. 126, 6May80. Created 1980; Pub. 1980-05-06; Reg. 1980-07-08; TX0000562647

v. 102, no. 127, 7May80. Created 1980; Pub. 1980-05-07; Reg. 1980-07-08; TX0000562648

v. 102, no. 128, 8May80. Created 1980; Pub. 1980-05-08; Reg. 1980-07-08; TX0000562649

v. 102, no. 129, 9May80. Created 1980; Pub. 1980-05-09; Reg. 1980-07-08; TX0000562650

v. 102, no. 130, 10May80. Created 1980 Pub. 1980-05-10; Reg. 1980-07-08; TX0000562651

v. 102, no. 131, 11May80. Created 1980 Pub. 1980-05-11; Reg. 1980-07-08; TX0000562652

v. 102, no. 132, 12May80. Created 1980; Pub. 1980-05-12; Reg. 1980-07-08; TX0000562653

v. 102, no. 133, 13May80. Created 1980; Pub. 1980-05-13; Reg. 1980-07-08; TX0000562654

v. 102, no. 134, 14May80. Created 1980; Pub. 1980-05-14; Reg. 1980-07-08; TX0000562655

v. 102, no. 135, 15May80. Created 1980; Pub. 1980-05-15; Reg. 1980-07-08; TX0000562656

v. 102, no. 136, 16May80. Created 1980; Pub. 1980-05-16; Reg. 1980-07-08; 1X0000562657

v. 102, no. 137, 17May80. Created 1980; Pub. 1980-05-17; Reg. 1980-07-08; TX0000562658

v. 102, no. 138, l8May80. Created 1980; Pub. 1980-05-18; Reg. 1980-07-08; TX0000562659

v. 102, no. 139, 19May80. Created 1980; Pub. 1980-05-19; Reg. 1980-07-08; TX0000562660

v. 102, no. 140, 20May80. Created 1980; Pub. 1980-05-20; Reg. 1980-07-08; TX0000562661

v. 102, no. 141, 21May80. Created 1980; Pub. 1980-05-21; Reg. 1980-07-08; TX0000562662

v. 102, no. 142, 22May80. Created 1980; Pub. 1980-05-22; Reg. 1980-07-08; TX0000562663

v. 102, no. 143, 23May80. Created 1980; Pub. 1980-05-23; Reg. 1980-07-08; TX0000562664

v. 102, no. 144, 24May80. Created 1980; Pub. 1980-05-24; Reg. 1980-07-08; TX0000562665

v. 102, no. 145, 25May80. Created 1980; Pub. 1980-05-25; Reg. 1980-07-08; TX0000562666

v. 102, no. 146, 27May80. Created 1980; Pub. 1980-05-27; Reg. 1980-07-08; TX0000562667

v. 102, no. 147, 28May80. (C.O. correspondence.) Created 1980; Pub. 1980-05-28; Reg. 1980-07-08; TX0000562668

v. 102, no. 148, 29May80. Created 1980; Pub. 1980-05-29; Reg. 1980-07-08; TX0000562669

v. 102, no. 149, 30May80. Created 1980; Pub. 1980-05-30; Reg. 1980-07-08; TX0000562670

v. 102, no. 150, 31May80. Created 1980; Pub. 1980-05-31; Reg. 1980-07-08; TX0000562671

v. 102, no. 151, 1Jun80. Created 1980; Pub. 1980-06-01; Reg. 1980-08-14; TX0000530536

v. 102, no. 152, 2Jun80. Created 1980; Pub. 1980-06-02; Reg. 1980-08-14; TX0000530537

v. 102, no. 153, 3Jun80. Created 1980; Pub. 1980-06-03; Reg. 1980-08-14; TX0000530538

v 102, no. 154, 4Jun80. Created 1980; Pub. 1980-06-04; Reg. 1980-08-14; TX0000530539

v. 102, no. 155, 5Jun80. Created 1980; Pub. 1980-06-05; Reg. 1980-08-14; TX0000530540

v. 102, no. 156, 6Jun80. Created; 1980; Pub. 1980-06-06; Reg. 1980-08-14; TX0000530541

v. 102, no. 157, 7Jun80. Created 1980; Pub. 1980-06-07; Reg. 1980-08-14; TX0000530542

v. 102, no. 158, 8Jun80. Created 1980; Pub. 1980-06-08; Reg. 1980-08-14; TX0000530543

v. 102, no. 159, 9Jun80. Created 1980; Pub. 1980-06-09; Reg. 1980-08-14; TX0000530544

v. 102, no. 160, 10Jun80. Created 1980; Pub. 1980-06-10; Reg. 1980-08-14; TX0000530545

v. 102, no. 161, 11Jun80. Created 1980; Pub. 1980-06-11; Reg. 1980-08-14; TX0000530546

v. 102, no. 162, 12Jun80. Created 1980; Pub. 1980-06-12; Reg. 1980-08-14; TX0000530547

v. 102, no. 163, 13Jun80. Created 1980; Pub. 1980-06-13; Reg. 1980-08-14; TX0000530548

v. 102, no. 164, 14Jun80. Created 1980; Pub. 1980-06-14; Reg. 1980-08-14; TX0000530549

v. 102, no. 165, 15Jun80. Created 1980; Pub. 1980-06-15; Reg. 1980-08-14; TX0000530550

v. 102, no. 166, 16Jun80. Created 1980; Pub. 1980-06-16; Reg. 1980-08-14; TX0000530521

v. 102, no. 167, 17Jun80. Created 1980; Pub. 1980-06-17; Reg. 1980-08-14; TX0000530522

v. 102, no. 168, 18Jun80. Created 1980; Pub. 1980-06-18; Reg. 1980-08-14; TX0000530523

v. 102, no. 169, 19Jun80. Created 1980; Pub. 1980-06-19; Reg. 1980-08-14; TX0000530524

v. 102, no. 170, 20Jun80. Created 1980; Pub. 1980-06-20; Reg. 1980-08-14; TX0000530525

v. 102, no. 171, 21Jun80. Created 1980; Pub. 1980-06-21; Reg. 1980-08-14; TX0000530526

v. 102, no. 172, 22Jun80. Created 1980; Pub. 1980-06-22; Reg. 1980-08-14; TX0000530527

v. 102, no. 173, 23Jun80. Created 1980; Pub. 1980-06-23; Reg. 1980-08-14; TX0000530528

v. 102, no. 174, 24Jun80. Created 1980; Pub. 1980-06-24; Reg. 1980-08-14; TX0000530529

v. 102, no. 175, 25Jun80. Created 1980; Pub. 1980-06-25; Reg. 1980-08-14; TX0000530530

v. 102, no. 176, 26Jun80. Created 1980; Pub. 1980-06-26; Reg. 1980-08-14; TX0000530531

v. 102, no. 177, 27Jun80. Created 1980; Pub. 1980-06-27; Reg. 1980-08-14; TX0000530532

v. 102, no. 178, 28Jun80. Created 1980; Pub. 1980-06-28; Reg. 1980-08-14; TX0000530533

v. 102, no. 179, 29Jun80. Created 1980; Pub. 1980-06-29; Reg. 1980-08-14; TX0000530534

v. 102, no. 180, 30Jun80. Created 1980; Pub. 1980-06-30; Reg. 1980-08-14; TX0000530535

v. 102, no. 181, 1Jul80. Created 1980; Pub. 1980-07-01; Reg. 1980-09-29; TX0000558767

v. 102, no. 182, 2Jul80. Created 1980; Pub. 1980-07-02; Reg. 1980-09-29; TX0000558768

v. 102, no. 183, 3Jul80. Created 1980; Pub. 1980-07-03; Reg. 1980-09-29; TX0000558769

v. 102, no. 184, 5Jul80, Created 1980; Pub. 1980-07-05; Reg. 1980-09-29; TX0000558770

v. 102, no. 185, 6Jul80. Created 1980; Pub. 1980-07-06; Reg. 1980-09-29; TX0000558771

v. 102, no. 186, 7Jul80. Created 1980; Pub. 1980-07-07; Reg. 1980-09-29; TX0000558772

v. 102, no. 187, 8Jul80. Created 1980; Pub. 1980-07-08; Reg. 1980-09-29; TX0000558773

v. 102, no. 188, 9Jul80. Created 1980; Pub. 1980-07-09; Reg. 1980-09-29; TX0000558774

v. 102, no. 189, 10Jul80. Created 1980; Pub. 1980-07-10; Reg. 1980-09-29; TX0000558775

v. 102, no. 190, 11Jul80. Created 1980; Pub. 1980-07-11; Reg. 1980-09-29; TX0000558776

v. 102, no. 191, 12Jul80. Created 1980; Pub. 1980-07-12; Reg. 1980-09-29; TX0000558777

v. 102, no. 192, 13Jul80. Created 1980; Pub. 1980-07-13; Reg. 1980-09-29; TX0000558778

v. 102, no. 193, 14Jul80. Created 1980; Pub. 1980-07-14; Reg. 1980-09-29; TX0000558779

v. 102, no. 194, 15Ju180. Created 1980; Pub. 1980-07-15; Reg. 1980-09-29; TX0000558780

v. 102, no. 195, 16Jul80. Created 1980; Pub. 1980-07-16; Reg. 1980-09-29; TX0000558781

v. 102, no. 196, 17Ju180. Created 1980; Pub. 1980-07-17; Reg. 1980-09-29; TX0000558782

v. 102, no. 197, 18Jul80. Created 1980; Pub. 1980-07-18; Reg. 1980-09-29; TX0000558783

v. 102, no. 198, 19Ju180. Created 1980; Pub. 1980-07-19; Reg. 1980-09-29; TX0000558784

v. 102, no. 199, 20Jul80. Created 1980; Pub. 1980-07-20; Reg. 1980-09-29; TX0000558785

v. 102, no. 200, 21Jul80. Created 1980; Pub. 1980-07-21; Reg. 1980-09-29; TX0000558786

v. 102, no. 201, 22Ju180. Created 1980; Pub. 1980-07-22; Reg. 1980-09-29; TX0000558787

v. 102, no. 202, 23Jul80. Created 1980; Pub. 1980-07-23; Reg. 1980-09-29; TX0000558788

v. 102, no. 203, 24Jul80. Created 1980; Pub. 1980-07-24; Reg. 1980-09-29; TX0000558789

v. 102, no. 204, 25Jul80. Created 1980; Pub. 1980-07-25; Reg. 1980-09-29; TX0000558790

v. 102, no. 205, 26Jul80. Created 1980; Pub. 1980-07-26; Reg. 1980-09-29; TX0000558791

v. 102, no. 206, 27Jul80. Created 1980; Pub. 1980-07-27; Reg. 1980-09-29; TX0000558792

v. 102, no. 207, 28Jul80. Created 1980; Pub. 1980-07-28; Reg. 1980-09-29; TX0000558793

v. 102, no. 208, 29Jul80. Created 1980; Pub. 1980-07-29; Reg. 1980-09-29; TX0000558794

v. 102, no. 209, 30Jul80. Created 1980; Pub. 1980-07-30; Reg. 1980-09-29; TX0000558795

v. 102, no. 210, 31Jul80. Created 1980; Pub. 1980-07-31; Reg. 1980-09-29; TX0000558796

v. 102, no. 211, lAug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-01; Reg. 1980-10-23; TX0000806181

v. 102, no. 212, 2Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-02; Reg. 1980-10-23; TX0000806182

v. 102, no. 213, 3Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-03; Reg. 1980-10-23; TX0000806183

v. 102, no. 214, 4Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-04; Reg. 1980-10-23; TX0000806184

v. 102, no. 215, 5Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-05; Reg. 1980-10-23; TX0000806185

v. 102, no. 216, 6Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-06; Reg. 1980-10-23; TX0000806186

v. 102, no. 217, 7Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-07; Reg. 1980-10-23; TX0000806187

v. 102, no. 218, 8Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-08; Reg. 1980-10-23; TX0000806188

v. 102, no. 219, 9Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-09; Reg. 1980-10-23; TX0000806190

v. 102, no. 220, 10Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-10; Reg. 1980-10 -23; TX0000806191

v. 102, no. 221, 11Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-11; Reg. 1980-10-23; TX0000806192

v. 102, no. 222, 12Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-12; Reg. 1980-10-23; TX0000806193

v. 102, no. 223, 13Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-13; Reg. 1980-10-23; TX0000806194

v. 102, no. 224, 14Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-14; Reg. 1980-10-23; TX0000806195

v. 102, no. 225, 15Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-15; Reg. 1980-10-23; TX0000806196

v. 102, no. 226, 16Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-16; Reg. 1980-10-23; TX0000806165

v. 102, no. 227, 17Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-17; Reg. 1980-10-23; TX0000806166

v. 102, no. 228, 18Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-18; Reg. 1980-10-23; TX0000806167

v. 102, no. 229, 19Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-19; Reg. 1980-10-23; TX0000806168

v. 102, no. 230, 20Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-20; Reg. 1980-10-23; TX0000806169

v. 102, no. 231, 21Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-21; Reg. 1980-10-23; TX0000806170

v. 102, no. 232, 22Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-22; Reg. 1980-10-23; TX0000806171

v. 102, no. 233, 23Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-23; Reg. 1980-10-23; TX0000806172

v. 102, no. 234, 24Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-24; Reg. 1980-10-23; TX0000806173

v. 102, no. 235, 25Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-25; Reg. 1980-10-23; TX0000806174

v. 102, no. 236, 26Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-26; Reg. 1980-10-23; TX0000806175

v. 102, no. 237, 27Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-27; Reg. 1980-10-23; TX0000806176

v. 102, no. 238, 28Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-28; Reg. 1980-10-23; TX0000806177

v. 102, no. 239, 29Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-29; Reg. 1980-10-23; TX0000806178

v. 102, no. 240, 30Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-30; Reg. 1980-10-23; TX0000806179

v. 102, no. 241, 31Aug80 (C.O. correspondence.) Created 1980; Pub. 1980-08-31, Reg. 1980-10-23; TX0000806180

v. 102, no. 242, 2Sep80. Created 1980; Pub. 1980-09-02; Reg. 1980-10-31; TX0000574310

v. 102, no. 243, 3Sep80. Created 1980; Pub. 1980-09-03; Reg. 1980-10-31; TX0000574311

v. 102, no. 244, 4Sep80. Created 1980; Pub. 1980-09-04; Reg. 1980-10-31; TX0000574312

v. 102, no. 245, 5Sep80. Created 1980; Pub. 1980-09-05; Reg. 1980-10-31; TX0000574313

v. 102, no. 246, 6Sep80. Created 1980; Pub. 1980-09-06; Reg. 1980-10-31; TX0000574314

v. 102, no. 247, 7Sep80. Created 1980; Pub. 1980-09-07; Reg. 1980-10-31; TX0000574315

v. 102, no. 248, 8Sep80. Created 1980; Pub. 1980-09-08; Reg. 1980-10-31; TX0000574316

v. 102, no. 249, 9Sep80. Created 1980; Pub. 1980-09-09; Reg. 1980-10-31; TX0000574317

v. 102, no. 250, 10Sep80. Created 1980; Pub. 1980-09-10; Reg. 1980-10-31; TX0000574318

v. 102, no. 251, 11Sep80. Created 1980; Pub. 1980-09-11; Reg. 1980-10-31; TX0000574319

v. 102, no. 252, 12Sep80. Created 1980; Pub. 1980-09-12; Reg. 1980-10-31; TX0000574320

v. 102, no. 253, 13Sep80. Created 1980; Pub. 1980-09-13; Reg. 1980-10-31; TX0000574321

v. 102, no. 254, 14Sep80. Created 1980; Pub. 1980-09-14; Reg. 1980-10-31; TX0000574328

v. 102, no. 255, 15Sep80. Created 1980; Pub. 1980-09-15; Reg. 1980-10-31; TX0000574322

v. 102, no. 256, 16Sep80. Created 1980; Pub. 1980-09-16; Reg. 1980-10-31; TX0000574323

v. 102, no. 257, 17Sep80. Created 1980; Pub. 1980-09-17; Reg. 1980-10-31; TX0000574324

v. 102, no. 258, 18Sep80. Created 1980; Pub. 1980-09-18; Reg. 1980-10-31; TX0000574325

v. 102, no. 259, 19Sep80. Created 1980; Pub. 1980-09-19; Reg. 1980-10-31; TX0000574326

v. 102, no. 260, 20Sep80. Created 1980, Pub. 1980-09-20; Reg. 1980-10-31; TX0000574327

v. 102, no. 261, 21Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-21; Reg. 1980-10-31; TX0000624172

v. 102, no. 262, 22Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-22; Reg. 1980-10-31; TX0000624169

v. 102, no. 263, 23Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-23; Reg. 1980-10-31; TX0000624170

v. 102, no. 264, 24Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-24; Reg. 1980-10-31; TX0000624171

v. 102, no. 265, 25Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-25; Reg. 1980-10-31; TX0000624168

v. 102, no. 266, 26Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-26; Reg. 1980-10-31; TX0000624167

v. 102, no. 267, 27Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-27; Reg. 1980-10-31; TX0000624166

v. 102, no. 268, 28Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-28; Reg. 1980-10-31; TX0000624165

v. 102, no. 269, 29Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-29; Reg. 1980-10-31; TX0000624164

v. 102, no. 270, 30Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-30, Reg. 1980-10-31; TX0000624163

v. 102, no. 271, 1Oct80. Created 1980; Pub. 1980-10-01; Reg. 1980-12-16; TX0000618016

v. 102, no. 272, 2Oct80. Created 1980; Pub. 1980-10-02; Reg. 1980-12-16; TX0000618017

v. 102, no. 273, 3Oct80. Created 1980; Pub. 1980-10-03; Reg. 1980-12-16; TX0000618018

v. 102, no. 274, 4Oct80. Created 1980; Pub. 1980-10-04; Reg. 1980-12-16; TX0000618019

v. 102, no. 275, 5Oct80. Created 1980; Pub. 1980-10-05; Reg. 1980-12-16; TX0000618020

v. 102, no. 276, 6Oct80. Created 1980; Pub. 1980-10-06; Reg. 1980-12-16; TX0000618021

v. 102, no. 277, 7Oct80. Created 1980; Pub. 1980-10-07; Reg. 1980-12-16; TX0000618022

v. 102, no. 278, 8Oct80. Created 1980; Pub. 1980-10-08; Reg. 1980-12-16; TX0000618023

v. 102, no. 279, 9Oct80. Created 1980; Pub. 1980-10-09; Reg. 1980-12-16; TX0000618024

v. 102, no. 280, 10Oct80. Created 1980; Pub. 1980-10-10; Reg. 1980-12-16; TX0000618025

v. 102, no. 281, 11Oct80. Created 1980; Pub. 1980-10-11; Reg. 1980-12-16; TX0000618026

v. 102, no. 282, 12Oct80. Created 1980; Pub. 1980-10-12; Reg. 1980-12-16; TX0000618027

v. 102, no. 283, 13Oct80. Created 1980; Pub. 1980-10-13; Reg. 1980-12-16; TX0000618028

v. 102, no. 284, 14Oct80. Created 1980; Pub. 1980-10-14; Reg. 1980-12-16; TX0000618029

v. 102, no. 285, 15Oct80. Created 1980; Pub. 1980-10-15; Reg. 1980-12-16; TX0000618030

v. 102, no. 286, 16Oct80. Created 1980; Pub. 1980-10-16; Reg. 1980-12-16; TX0000618031

v. 102, no. 287, 17Oct80. Created 1980; Pub. 1980-10-17; Reg. 1980-12-16; TX0000618032

v. 102, no. 288, 18Oct80. Created 1980; Pub. 1980-10-18; Reg. 1980-12-16; TX0000618033

v. 102, no. 289, 19Oct80. Created 1980; Pub. 1980-10-19; Reg. 1980-12-16; TX0000618034

v. 102, no. 290, 20Oct80. Created 1980; Pub. 1980-10-20; Reg. 1980-12-16; TX0000618035

v. 102, no. 291, 21Oct80. Created 1980; Pub. 1980-10-21; Reg. 1980-12-16; TX0000618036

v. 102, no. 292, 22Oct80. Created 1980; Pub. 1980-10-22; Reg. 1980-12-16; TX0000618037

v. 102, no. 293, 23Oct80. Created 1980; Pub. 1980-10-23; Reg. 1980-12-16; TX0000618038

v. 102, no. 294, 24Oct80. Created 1980; Pub. 1980-10-24; Reg. 1980-12-16; TX0000618039

v. 102, no. 295, 25Oct80. Created 1980; Pub. 1980-10-25; Reg. 1980-12-16; TX0000618040

v. 102, no. 296, 26Oct80. Created 1980; Pub. 1980-10-26; Reg. 1980-12-16; TX0000618041

v. 102, no. 297, 27Oct80. Created 1980; Pub. 1980-10-27; Reg. 1980-12-16; TX0000618042

v. 102, no. 298, 28Oct80. Created 1980; Pub. 1980-10-28; Reg. 1980-12-16; TX0000618043

v. 102, no. 299, 29Oct80. Created 1980; Pub. 1980-10-29; Reg. 1980-12-16; TX0000618044

v. 102, no. 300, 30Oct80. Created 1980; Pub. 1980-10-30; Reg. 1980-12-16; TX0000618045

v. 102, no. 301, 31Oct80. Created 1980; Pub. 1980-10-31; Reg. 1980-12-16; TX0000618046

v. 102, no. 302, 1Nov80. Created 1980; Pub. 1980-11-01; Reg. 1981-01-07; TX0000607126

v. 102, no. 303, 2Nov80. Created 1980; Pub. 1980-11-02; Reg. 1981-01-07; TX0000607127

v. 102, no. 304, 3Nov80. Created 1980; Pub. 1980-11-03; Reg. 1981-01-07; TX0000607128

v. 102, no. 305, 4Nov80. Created 1980; Pub. 1980-11-04; Reg. 1981-01-07; TX0000607129

v. 102, no. 306, 5Nov80. Created 1980; Pub. 1980-11-05; Reg. 1981-01-07; TX0000607130

v. 102, no. 307, 6Nov80. Created 1980; Pub. 1980-11-06; Reg. 1981-01-07; TX0000607131

v. 102, no. 308, 7Nov80. Created 1980; Pub. 1980-11-07; Reg. 1981-01-07; TX0000607132

v. 102, no. 309, 8Nov80. Created 1980; Pub. 1980-11-08; Reg. 1981-01-07; TX0000607133

v. 102, no. 310, 9Nov80. Created 1980; Pub. 1980-11-09; Reg. 1981-01-07; TX0000607134

v. 102, no. 311, 10Nov80. Created 1980; Pub. 1980-11-10; Reg. 1981-01-07; TX0000607135

v. 102, no. 312, 11Nov80. Created 1980; Pub. 1980-11-11; Reg. 1981-01-07; TX0000607136

v. 102, no. 313, 12Nov80. Created 1980; Pub. 1980-11-12; Reg. 1981-01-07; TX0000607137

v. 102, no. 314, 13Nov80. Created 1980; Pub. 1980-11-13; Reg. 1981-01-07; TX0000607138

v. 102, no. 315, 14Nov80. Created 1980; Pub. 1980-11-14; Reg. 1981-01-07; TX0000607139

v. 102, no. 316, 15Nov80. Created 1980; Pub. 1980-11-15; Reg. 1981-01-07; TX0000607140

v. 102, no. 317, 16Nov80. Created 1980; Pub. 1980-11-16; Reg. 1981-01-07; TX0000607141

v. 102, no. 318, 17Nov80. Created 1980; Pub. 1980-11-17; Reg. 1981-01-07; TX0000607142

v. 102, no. 319, 18Nov80. Created 1980; Pub. 1980-11-18; Reg. 1981-01-07; TX0000607143

v. 102, no. 320, 19Nov80. Created 1980; Pub. 1980-11-19; Reg. 1981-01-07; TX0000607144

v. 102, no. 321, 20Nov80. Created 1980; Pub. 1980-11-20; Reg. 1981-01-07; TX0000607145

v. 102, no.’322, 21Nov80. Created 1980; Pub. 1980-11-21; Reg. 1981-01-07; TX0000607146

v. 102, no. 323, 22Nov80. Created 1980; Pub. 1980-11-22; Reg. 1981-01-07; TX0000607147

v. 102, no. 324, 23Nov80. Created 1980; Pub. 1980-11-23; Reg. 1981-01-07; TX0000607148

v. 102, no. 325, 24Nov80. Created 1980; Pub. 1980-11-24; Reg. 1981-01-07; TX0000607149

v. 102, no. 326, 25Nov80. Created 1980; Pub. 1980-11-25; Reg. 1981-01-07; TX0000607150

v. 102, no. 327, 26Nov80. Created 1980; Pub. 1980-11-26; Reg. 1981-01-07; TX0000607151

v. 102, no. 328, 27Nov80. Created 1980; Pub. 1980-11-27; Reg. 1981-01-07; TX0000607152

v. 102, no. 329, 28Nov80. Created 1980; Pub. 1980-11-29; Reg. 1981-01-07; TX0000607153

v. 102, no. 330, 29Nov80. Created 1980; Pub. 1980-11-30; Reg. 1981-01-07; TX0000607154

v. 102, no. 331, lDec80. Created 1980; Pub. 1980-12-01; Reg. 1981-02-09; TX0000664163

v. 102, no. 332, 2Dec80. Created 1980; Pub. 1980-12-02; Reg. 1981-02-09; TX0000664164

v. 102, no. 333, 3Dec80. Created 1980; Pub. 1980-12-03; Reg. 1981-02-09; TX0000664165

v. 102, no. 334, 4Dec80. Created 1980; Pub. 1980-12-04; Reg. 1981-02-09; TX0000664166

v. 102, no. 335, 5Dec80. Created 1980; Pub. 1980-12-05; Reg. 1981-02-09; TX0000664167

v. 102, no. 336, 6Dec80. Created 1980; Pub. 1980-12-06; Reg. 1981-02-09; TX0000664168

v. 102, no. 337, 7Dec80. Created 1980; Pub. 1980-12-07; Reg. 1981-02-09; TX0000664169

v. 102, no. 338, 8Dec80. Created 1980; Pub. 1980-12-08; Reg. 1981-02-09; TX0000664170

v. 102, no. 339, 9Dec80. Created 1980; Pub. 1980-12-09; Reg. 1981-02-09; TX0000664171

v. 102, no. 340, 10Dec80. Created 1980; Pub. 1980-12-10; Reg. 1981-02-09; TX0000664172

v. 102, no. 341, 11Dec80. Created 1980; Pub. 1980-12-11; Reg. 1981-02-09; TX0000664153

v. 102, no. 342, 12Dec80. Created 1980; Pub. 1980-12-12; Reg. 1981-02-09; TX0000664154

v. 102, no. 343, 13Dec80. Created 1980; Pub. 1980-12-13; Reg. 1981-02-09; TX0000664155

v. 102, no. 344, 14Dec80. Created 1980; Pub. 1980-12-14; Reg. 1981-02-09; TX0000664156

v. 102, no. 345, 15Dec80. Created 1980; Pub. 1980-12-15; Reg. 1981-02-09; TX0000664157

v. 102, no. 346, 16Dec80. Created 1980; Pub. 1980-12-16; Reg. 1981-02-09; TX0000664158

v. 102, no. 347, 17Dec80. Created 1980; Pub. 1980-12-17; Reg. 1981-02-09; TX0000664159

v. 102, no. 348, 18Dec80. Created 1980; Pub. 1980-12-18; Reg. 1981-02-09; TX0000664160

v. 102, no. 349, 19Dec80. Created 1980; Pub. 1980-12-19; Reg. 1981-02-09; TX0000664161

v. 102, no. 350, 20Dec80. Created 1980; Pub. 1980-12-20; Reg. 1981-02-09; TX0000664162

v. 102, no. 351, 21Dec80. Created 1980; Pub. 1980-12-21; Reg. 1981-02-09; TX0000698224

v. 102, no. 352, 22Dec80. Created 1980; Pub. 1980-12-22; Reg. 1981-02-09; TX0000698225

v. 102, no. 353, 23Dec80. Created 1980; Pub. 1980-12-23; Reg. 1981-02-09; TX0000698226

v. 102, no. 354, 24Dec80. Created 1980; Pub. 1980-12-24; Reg. 1981-02-09; TX0000698227

v. 102, no. 355, 26Dec80. Created 1980; Pub. 1980-12-26; Reg. 1981-02-09; TX0000698228

v. 102, no. 356, 27Dec80. Created 1980; Pub. 1980-12-27; Reg. 1981-02-09; TX0000698229

v. 102, no. 357, 28Dec80. Created 1980; Pub. 1980-12-28; Reg. 1981-02-09; TX0000698230

v. 102, no. 358, 29Dec80. Created 1980; Pub. 1980-12-29; Reg. 1981-02-09; TX0000698231

v. 102, no. 359, 30Dec80. Created 1980; Pub. 1980-12-30; Reg. 1981-02-09; TX0000698232

v. 102, no. 360, 31Dec80. Created 1980; Pub. 1980-12-31; Reg. 1981-02-09; TX0000698233

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 101, no. l, 14Jan79. Created 1979; Pub. 1979-01-14; Reg. 1979-01-30; TX0000175543

v. 101, no. 7, 20Jan79. Created 1979; Pub. 1979-01-20; Reg. 1979-01-30; TX0000184429

v. 101, no. 8, 21Jan79. Created 1979; Pub. 1979-01-21; Reg. 1979-01-30; TX0000175542

v. 101, no. 14, 27Jan79. Created 1979; Pub. 1979-01-27; Reg. 1979-02-02; TX0000179717

v. 101, no. 15, 28Jan79. Created 1979; Pub. 1979-01-28; Reg. 1978-02-02; TX0000179718

v. 101, no. 21, 3Feb79. Created 1979; Pub. 1979-02- 03; Reg. 1979-02-12; TX0000193279

v. 101, no. 22, 4Feb79. Created 1979; Pub. 1979-02-04; Reg. 1979-02-12; TX0000189477

v. 101, no. 28, 10Feb79. Created 1979; Pub. 1979-02-10; Reg. 1979-02-23; TX0000193281

v. 101, no. 29, 11Feb79. Created 1979; Pub. 1979-02-11; Reg. 1979-02-23; TX0000197825

v. 101, no. 35, 17Feb79. Created 1979; Pub. 1979-02-17; Reg. 1979-02-26; TX0000193275

v. 101, no. 36, 18Feb79. Created 1979; Pub. 1979-02-18; Reg. 1979-02-26; TX0000197824

v. 101, no. 42, 24Feb79. Created 1979; Pub. 1979-02-24; Reg. 1979-03-02; TX0000226497

v. 101, no. 43, 25Feb79. Created 1979; Pub. 1979-02-25; Reg. 1979-03-02; TX0000226498

v. 101, no. 49, 3Mar79. Created 1979; Pub. 1979-03-03; Reg. 1979-03-08; TX0000197832

v. 101, no. 50, 4Mar79. Created 1979; Pub. 1979-03-04; Reg. 1979-03-08; TX0000197831

v. 101, no. 56, 10Mar79. Created 1979; Pub. 1979-03-10; Reg. 1979-03-16; TX0000205852

v. 101, no. 57, 11Mar79. Created 1979; Pub. 1979-03-11; Reg. 1979-03-16; TX0000205853

v. 101, no. 63, 17Mar79. Created 1979; Pub. 1979-03-17; Reg. 1979-03-23; TX0000213473

v. 101, no. 64, 18Mar79. Created 1979; Pub. 1979-03-18; Reg. 1979-03-23; TX0000213474

v. 101, no. 70, 24Mar79. Created 1979; Pub. 1979-03-24; Reg. 1979-04-02; TX0000209601

v. 101, no. 71, 25Mar79. DCR 1979; Pub. 1979-03-25; Reg. 1979-04-02; TX0000209603

v. 101, no. 77, 31Mar79. Created 1979; Pub. 1979-03-31; Reg. 1979-04-09; TX0000218760

v. 101, no. 84, 7Apr79. Created 1979; Pub. 1979-04-07; Reg. 1979-08-17; TX0000307772

v. 101, no. 85, 8Apr79. Created 1979; Pub. 1979-04-08; Reg. 1979-08-17; TX0000307777

v. 101, no. 91, 14Apr79. Created 1979; Pub. 1979-04-14; Reg. 1979-04-23; TX0000232983

v. 101, no. 92, 15Apr79. Created 1979; Pub. 1979-04-15; Reg. 1979-04-23; TX0000232985

v. 101, no. 98, 21Apr79. Created 1979; Pub. 1979-04-21; Reg. 1979-04-30; TX0000241304

v. 101, no. 99, 22Apr79. Created 1979; Pub. 1979-04-22; Reg. 1979-04-30; TX0000241305

v. 101, no. 105, 28Apr79. Created 1979; Pub. 1979-04-28; Reg. 1979-05-07; TX0000232987

v. 101, no. 106, 29Apr79. Created 1979; Pub. 1979-04-29; Reg. 1979-05-07; TX0000232993

v. 101, no. 112, 5May79. Created 1979; Pub. 1979-05-05; Reg. 1979-05-11; TX0000241306

v. 101, no. 113, 6May79. Created 1979; Pub. 1979-05-06; Reg. 1979-05-11; TX0000241312

v. 101, no. 119, 12May79. Created 1979; Pub. 1979-05-12; Reg. 1979-05-21; TX0000241300

v. 101, no. 120, 13May79. Created 1979; Pub. 1979-05-13; Reg. 1979-05-21; TX0000241301

v. 101, no. 126, 19May79. Created 1979; Pub. 1979-05-19; Reg. 1979-05-29; TX0000254588

v. 101, no. 127, 20May79. Created 1979; Pub. 1979-05-20; Reg. 1979-05-29; TX0000254587

v. 101, no. 133, 26May79. Created 1979; Pub. 1979-05-26; Reg. 1979-06-06; TX0000262101

v. 101, no. 134, 27May79. Created 1979; Pub. 1979-05-27; Reg. 1979-06-06; TX0000254592

v. 101, no. 137, 31May79. Created 1979; Pub. 1979-05-31; Reg. 1979-06-11; TX0000266861

v. 101, no. 138, 1Jun79. Created 1979; Pub. 1979-06-01; Reg. 1979-06-11; TX0000275452

v. 101, no. 139, 2Jun79. Created 1979; Pub. 1979-06-02; Reg. 1979-06-11; TX0000275453

v. 101, no. 140, 3Jun79. Created 1979; Pub. 1979-06-03; Reg. 1979-06-11; TX0000266862

v. 101, no. 146, 9Jun79. Created 1979; Pub. 1979-06-09; Reg. 1979-06-18; TX0000271678

v. 101, no. 147, 10Jun79. Created 1979; Pub. 1979-06-10; Reg. 1979-06-18; TX0000271692

v. 101, no. 153, 16Jun79. Created 1979; Pub. 1979-06-16; Reg. 1979-06-22; TX0000271686

v. 101, no. 154, 17Jun79. Created 1979; Pub. 1979-06-17; Reg. 1979-06-22; TX0000271691

v. 101, no. 160, 23Jun79. Created 1979; Pub. 1979-06-23; Reg. 1979-06-29; TX0000271674

v. 101, no. 161, 24Jun79. Created 1979; Pub. 1979-06-24; Reg. 1979-06-29; TX0000271675

v. 101, no. 167, 30Jun79. Created 1979; Pub. 1979-06-30; Reg. 1979-07-11; TX0000321604

v. 101, no. 168, 1Jul79. Created 1979; Pub. 1979-07-01; Reg. 1979-07-11; TX0000321594

v. 101, no. 173, 7Jul79. Created 1979; Pub. 1979-07-07; Reg. 1979-07-19; TX0000284752

v. 101, no. 174, 8Jul79. Created 1979; Pub. 1979-07-08; Reg. 1979-07-19; TX0000284753

v. 101, no. 180, 14Jul79. Created 1979; Pub. 1979-07-14; Reg. 1979-07-23; TX0000321598

v. 101, no. 181, 15Jul79. Created 1979; Pub. 1979-07-15; Reg. 1979-07-23; TX0000321602

v. 101, no. 187, 21Jul79. Created 1979; Pub. 1979-07-21; Reg. 1979-07-30; TX0000321595

v. 101, no. 188, 22Jul79. Created 1979; Pub. 1979-07-22; Reg. 1979-07-30; TX0000321597

v. 101, no. 194, 28Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-28; Reg. 1979-08 -07; TX0000368128

v. 101, no. 195, 29Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-29; Reg. 1979-08- 07; TX0000368127

v. 101, no. 201, 4Aug79. Created 1979; Pub. 1979-08-04; Reg. 1979-08-09; TX0000302286

v. 101, no. 202, 5Aug79. Created 1979; Pub. 1979-08-05; Reg. 1979-08-09; TX0000302291

v. 101, no. 208, 11Aug79. Created 1979; Pub. 1979-08-11; Reg. 1979-08-17; TX0000307784

v. 101, no. 209, 12Aug79. Created 1979; Pub. 1979-08-12; Reg. 1979-08-17; TX0000307787

v. 101, no. 215, 18Aug79. Created 1979; Pub. 1979-08-18; Reg. 1979-08-27; TX0000307779

v. 101, no. 216, 19Aug79. Created 1979; Pub. 1979-08-19; Reg. 1979-08-27; TX0000307780

v. 101, no. 222, 25Aug79. Created 1979; Pub. 1979-08-25; Reg. 1979-09-05; TX0000316430

v. 101, no. 223, 26Aug79. Created 1979; Pub. 1979-08-26; Reg. 1979-09-05; TX0000316431

v. 101, no. 224, 27Aug79. Created 1979; Pub. 1979-08-27; Reg. 1979-09-10; TX0000318623

v. 101, no. 225, 28Aug79. Created 1979; Pub. 1979-08-28; Reg. 1979-09-10; TX0000318624

v. 101, no. 226, 29Aug79. Created 1979; Pub. 1979-08-29; Reg. 1979-09-10; TX0000318622

v. 101, no. 227, 30Aug79. Created 1979; Pub. 1979-08-30; Reg. 1979-09-10; TX0000318621

v. 101, no. 228, 31Aug79. Created 1979; Pub. 1979-08-31; Reg. 1979-09-10; TX0000318626

v. 101, no. 229, 1Sep79. Created 1979; Pub. 1979-09-01; Reg. 1979-09-10; TX0000318625

v. 101, no. 230, 2Sep79. Created 1979; Pub. 1979-09-02; Reg. 1979-09-10; TX0000318627

v. 101, no. 235, 8Sep79. Created 1979; Pub. 1979-09-08; Reg. 1979-09-17; TX0000328242

v. 101, no. 236, 9Sep79. Created 1979; Pub. 1979-09-09; Reg. 1979-09-17; TX0000328241

v. 101, no. 237, 10Sep79. Created 1979; Pub. 1979-09-10; Reg. 1979-09-26; TX0000383648

v. 101, no. 240, 13Sep79. Created 1979; Pub. 1979-09-13; Reg. 1979-09-26; TX0000383651

v. 101, no. 242, 15Sep79. Created 1979; Pub. 1979-09-15; Reg. 1979-09-26; TX0000373298

v. 101, no. 243, 16Sep79. Created 1979; Pub. 1979-09-16; Reg. 1979-09-26; TX0000336044

v. 101, no. 249, 22Sep79. Created 1979; Pub. 1979-09-22; Reg. 1979-10-01; TX0000347613

v. 101, no. 250, 23Sep79. Created 1979; Pub. 1979-09-23; Reg. 1979-10-01; TX0000336045

v. 101, no. 256, 29Sep79. Created 1979; Pub. 1979-09-29; Reg. 1979-10-09; TX0000351969

v. 101, no. 257, 30Sep79. Created 1979; Pub. 1979-09-30; Reg. 1979-10-09; TX0000351970

v. 101, no. 258, 1Oct79. Created 1979; Pub. 1979-10-01; Reg. 1979-10-16; TX0000344797

v. 101, no. 259, 2Oct79. Created 1979; Pub. 1979-10-02; Reg. 1979-10-16; TX0000344794

v. 101, no. 260, 3Oct79. Created 1979; Pub. 1979-10-03; Reg. 1979-10-16; TX0000344795

v. 101, no. 261, 4Oct79. Created 1979; Pub. 1979-10-04; Reg. 1979-10-16; TX0000344796

v. 101, no. 262, 5Oct79. Created 1979; Pub. 1979-10-05; Reg. 1979-10-16; TX0000344799

v. 101, no. 263, 6Oct79. Created 1979; Pub. 1979-10-06; Reg. 1979-10-16; TX0000344798

v. 101, no. 264, 7Oct79. Created 1979; Pub. 1979-10-07; Reg. 1979-10-16; TX0000344793

v. 101, no. 270, 13Oct79. Created 1979; Pub. 1979-10-13; Reg. 1979-11-09; TX0000355801

v. 101, no. 271, 14Oct79. Created 1979; Pub. 1979-10-14; Reg. 1979-10-25; TX0000355803

v. 101, no. 277, 20Oct79. Created 1979; Pub. 1979-10-20; Reg. 1979-11-01; TX0000351976

v. 101, no. 278, 2lOct79. Created 1979; Pub. 1979-10-21; Reg. 1979-11-01; TX0000351974

v. 101, no. 280, 23Oct79. Created 1979; Pub. 1979-10-23; Reg. 1979-11-08; TX0000355807

v. 101, no. 282, 25Oct79. Created 1979; Pub. 1979-10-25; Reg. 1979-11-08; TX0000355805

v. 101, no. 283, 26Oct79. Created 1979; Pub. 1979-10-26; Reg. 1979-11-08; TX0000355806

v. 101, no. 284, 27Oct79. Created 1979; Pub. 1979-10-27; Reg. 1979-11-08; TX0000355800

v. 101, no. 291, 3Nov79. Created 1979; Pub. 1979-11-03; Reg. 1979-11-14; TX0000364065

v. 101, no. 292, 4Nov79. Created 1979; Pub. 1979-11-04; Reg. 1979-11-14; TX0000364066

v. 101, no. 298, 10Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-10; Reg. 1979-11-19; TX0000360118

v. 101, no. 299, 11Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-11; Reg. 1979-11-19; TX0000360115

v. 101, no. 305, 17Nov79. Created 1979; Pub. 1979-11-17; Reg. 1979-11-26; TX0000368132

v. 101, no. 306, 18Nov79. Created 1979; Pub. 1979-11-18; Reg. 1979-11-26; TX0000364067

v. 101, no. 309, 21Nov79. Created 1979; Pub. 1979-11-21; Reg. 1979-12-04; TX0000373299

v. 101, no. 311, 24Nov79. Created 1979; Pub. 1979-11-24; Reg. 1979-12-04; TX0000373300

v. 101, no. 312, 25Nov79. Created 1979; Pub. 1979-11-25; Reg. 1979-12-04; TX0000373303

v. 101, no. 318, 1Dec79. Created 1979; Pub. 1979-12-01; Reg. 1979-12-11; TX0000383655

v. 101, no. 319, 2Dec79. Created 1979; Pub. 1979-12-02; Reg. 1979-12-11; TX0000383658

v. 101, no. 325, 8Dec79. Created 1979; Pub. 1979-12-08; Reg. 1979-12-14; TX0000380441

v. 101, no. 326, 9Dec79. Created 1979; Pub. 1979-12-09; Reg. 1979-12-14; TX0000377003

v. 101, no. 332, 15Dec79. Created 1979; Pub. 1979-12-15; Reg. 1979-12-27; TX0000380432

v. 101, no. 333, 16Dec79. Created 1979; Pub. 1979-12-16; Reg. 1979-12-27; TX0000380438

v. 101, no. 339, 22Dec79. Created 1979; Pub. 1979-12-22; Reg. 1980-01-07; TX0000383645

v. 101, no. 340, 23Dec79. Created 1979; Pub. 1979-12-23; Reg. 1980-01-07; TX0000383646

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial PublicationYear:	1979

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	1Apr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-01; Reg. 1979-07-25; TX0000421445

28Oct79. (C.O. correspondence.) Created 1979; Pub. 1979-10-28; Reg. 1979-11-08; TX0000392237

7Dec79. Created 1979; Pub. 1979-12-07; Reg. 1979-12-14; TX0000412057

17Dec79. Created 1979; Pub. 1979-12-17; Reg. 1980-01-07; TX0000387445

18Dec79. Created 1979; Pub. 1979-12-18; Reg. 1980-01-07; TX0000387446

19Dec79. Created 1979; Pub. 1979-12-19; Reg. 1980-01-07; TX0000387444

20Dec79. (C.O. correspondence.) Created 1979; Pub. 1979-12-20; Reg. 1980-01-07; TX0000425718

21Dec79. Created 1979; Pub. 1979-12-21; Reg. 1980-01-07; TX0000383647

24Dec79. Created 1979; Pub. 1979-12-24; Reg. 1980-01-11; TX0000387439

26Dec79. Created 1979; Pub. 1979-12-26; Reg. 1980-01-11; TX0000387443

27Dec79. Created 1979; Pub. 1979-12-27; Reg. 1980-01-11; TX0000387438

28Dec79. Created 1979; Pub. 1979-12-28; Reg. 1980-01-11; TX0000387442

29Dec79. Created 1979; Pub. 1979-12-29; Reg. 1980-01-11; TX0000387441

30Dec79. Created 1979; Pub. 1979-12-30; Reg. 1980-01-11; TX0000387437

31Dec79. Created 1979; Pub. 1979-12-31; Reg. 1980-01-11; TX0000387440

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch .

Serial PublicationYear:	1978

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 100, no. 1, 1Jan78. Created 1978; Pub. 1978-01-01; Reg. 1978-01-13; TX0000014190

v. 100, no. 2, 3Jan78. Created 1978; Pub. 1978-01-03; Reg. 1978-01-13; TX0000031298

v. 100, no. 3, 4Jan78. Created 1978; Pub. 1978-01-04; Reg. 1978-01-13; TX0000031299

v. 100, no. 4, 5Jan78. Created 1978; Pub. 1978-01-05; Reg. 1978-01-13; TX0000014169

v. 100, no. 5, 6Jan78. Created 1978; Pub. 1978-01-06; Reg. 1978-01-13; TX0000014188

v. 100, no. 6, 7Jan78. Created 1978; Pub. 1978-01-07; Reg. 1978-01-13; TX0000014189

v. 100, no. 7, 8Jan78. Created 1978; Pub. 1978-01-08; Reg. 1978-01-26; TX0000014171

v. 100, no. 8, 9Jan78. Created 1978; Pub. 1978-01-09; Reg. 1978-01-26; TX0000014172

v. 100, no. 9, 10Jan78. Created 1978; Pub. 1978-01-10; Reg. 1978-01-26; TX0000014178

v. 100, no. 10, 11Jan78. Created 1978; Pub. 1978-01-11; Reg. 1978-01-26; TX0000014174

v. 100, no. 11, 12Jan78. Created 1978; Pub. 1978-01-12; Reg. 1978-01-26; TX0000014179

v. 100, no. 12, 13Jan78. Created 1978; Pub. 1978-01-13; Reg. 1978-01-26; TX0000014168

v. 100, no. 13, 14Jan78. Created 1978; Pub. 1978-01-14; Reg. 1978-01-26; TX0000014170

v. 100, no. 14, 15Jan78. Created 1978; Pub. 1978-01-15; Reg. 1978-01-26; TX0000014177

v. 100, no. 15, 16Jan78. Created 1978; Pub. 1978-01-16; Reg. 1978-01-26; TX0000014176

v. 100, no. 16, 17Jan78. Created 1978; Pub. 1978-01-17; Reg. 1978-01-26; TX0000014175

v. 100, no. 17, 18Jan78. Created 1978; Pub. 1978-01-18; Reg. 1978-01-26; TX0000014173

v. 100, no. 18, 19Jan78. Created 1978; Pub. 1978-01-19; Reg. 1978-01-26; TX0000014167

v. 100, no. 19, 20Jan78. Created 1978; Pub. 1978-01-20; Reg. 1978-02-03; TX0000031285

v. 100, no. 20, 21Jan78. Created 1978; Pub. 1978-01-21; Reg. 1978-02-03; TX0000031288

v. 100, no. 21, 22Jan78. Created 1978; Pub. 1978-01-22; Reg. 1978-02-03; TX0000031290

v. 100, no. 22, 23Jan78. Created 1978; Pub. 1978-01-23; Reg. 1978-02-03; TX0000031286

v. 100, no. 23, 24Jan78. Created 1978; Pub. 1978-01-24; Reg. 1978-02-03; TX0000031289

v. 100, no. 24, 25Jan78. Created 1978; Pub. 1978-01-25; Reg. 1978-02-03; TX0000031287

v. 100, no. 25, 26Jan78. Created 1978; Pub. 1978-01-26; Reg. 1978-02-09; TX0000014183

v. 100, no. 26, 27Jan78. Created 1978; Pub. 1978-01-27; Reg. 1978-02-09; TX0000014185

v. 100, no. 27, 28Jan78. Created 1978; Pub. 1978-01-28; Reg. 1978-02-09; TX0000014184

v. 100, no. 28, 29Jan78. Created 1978; Pub. 1978-01-29; Reg. 1978-02-09; TX0000014187

v. 100, no. 29, 30Jan78. Created 1978; Pub. 1978-01-30; Reg. 1978-02-09; TX0000014180

v. 100, no. 30, 31Jan78. Created 1978; Pub. 1978-01-31; Reg. 1978-02-09; TX0000014186

v. 100, no. 31, 1Feb78. Created 1978; Pub. 1978-02-01; Reg. 1978-02-09; TX0000014181

v. 100, no. 32, 2Feb78. Created 1978; Pub. 1978-02-02; Reg. 1978-02-21; TX0000007048

v. 100, no. 33, 3Peb78. Created 1978; Pub. 1978-02-03; Reg. 1978-02-21; TX0000007045

v. 100, no. 34, 4Feb78. Created 1978; Pub. 1978-02-04; Reg. 1978-02-21; TX0000007046

v. 100, no. 35, 5Feb78. Created 1978; Pub. 1978-02-05; Reg. 1978-02-21; TX0000007030

v. 100, no. 36, 6Feb78. Created 1978; Pub. 1978-02-06; Reg. 1978-02-21; TX0000007047

v. 100, no. 37, 7Feb78. Created 1978; Pub. 1978-02-07; Reg. 1978-02-21; TX0000007049

v. 100, no. 38, 8Feb78. Created 1978; Pub. 1978-02-08; Reg. 1978-02-21; TX0000007042

v. 100, no. 39, 9Feb78. Created 1978; Pub. 1978-02-09; Reg. 1978-02-21; TX0000007044

v. 100, no. 40, 10Feb78. Created 1978; Pub. 1978-02-10; Reg. 1978-02-24; TX0000007032

v. 100, no. 41, 11Feb78. Created 1978; Pub. 1978-02-11; Reg. 1978-02-24; TX0000007028

v. 100, no. 42, 12Feb78. Created 1978; Pub. 1978-02-12; Reg. 1978-02-24; TX0000007033

v. 100, no. 43, 13Feb78. Created 1978; Pub. 1978-02-13; Reg. 1978-02-24; TX0000007027

v. 100, no. 44, 14Feb78. Created 1978; Pub. 1978-02-14; Reg. 1978-02-24; TX0000007035

v. 100, no. 45, 15Feb78. Created 1978; Pub. 1978-02-15; Reg. 1978-02-24; TX0000007026

v. 100, no. 46, 16Feb78. Created 1978; Pub. 1978-02-16; Reg. 197B-03-06; TX0000007038

v. 100, no. 47, 17Feb78. Created 1978; Pub. 1978-02-17; Reg. 1978-03-06; TX0000007062

v. 100, no. 48, 18Feb78. Created 1978; Pub. 1978-02-18; Reg. 1978-03-06; TX0000007034

v. 100, no. 49, 19Feb78. Created 1978; Pub. 1978-02-19; Reg. 1978-03-06; TX0000007041

v. 100, no. 50, 20Feb78. Created 1978; Pub. 1978-02-20; Reg. 1978-03-06; TX0000007036

v. 100, no. 51, 21Feb78. Created 1978; Pub. 1978-02-21; Reg. 1978-03-06; TX0000007061

v. 100, no. 52, 22Feb78. Created 1978; Pub. 1978-02-22; Reg. 1978-03-06; TX0000007040

v. 100, no. 53, 23Feb78. Created 1978; Pub. 1978-02-23; Reg. 1978-03-06; TX0000007064

v. 100, no. 54, 24Feb78. Created 1978; Pub. 1978-02-24; Reg. 1978-03-06; TX0000007031

v. 100, no. 55, 25Feb78. Created 1978; Pub. 1978-02-25; Reg. 1978-03-06; TX0000007037

v. 100, no. 56, 26Feb78. Created 1978; Pub. 1978-02-26; Reg. 1978-03-06; TX0000007043

v. 100, no. 57, 27Feb78. Created 1978; Pub. 1978-02-27; Reg. 1978-03-06; TX0000007063

v. 100, no. 58, 28Feb78. Created 1978; Pub. 1978-02-28; Reg. 1978-03-13; TX0000007060

v. 100, no. 59, 1Mar78. Created 1978; Pub. 1978-03-01; Reg. 1978-03-13; TX0000007029

v. 100, no. 60, 2Mar78. Created 1978; Pub. 1978-03-02; Reg. 1978-03-13; TX0000007056

v. 100, no. 61, 3Mar78. Created 1978; Pub. 1978-03-03; Reg. 1978-03-13; TX0000007057

v. 100, no. 62, 4Mar78. Created 1978; Pub. 1978-03-04; Reg. 1978-03-13; TX0000007058

v. 100, no. 63, 5Mar78. Created 1978; Pub. 1978-03-05; Reg. 1978-03-13; TX0000007059

v. 100, no. 64, 6Mar78. Created 1978; Pub. 1978-03-06; Reg. 1978-03-17; TX0000007053

v. 100, no. 65, 7Mar78. Created 1978; Pub. 1978-03-07; Reg. 1978-03-17; TX0000007054

v. 100, no. 66, 8Mar78. Created 1978; Pub. 1978-03-08; Reg. 1978-03-17; TX0000007050

v. 100, no. 67, 9Mar78. Created 1978; Pub. 1978-03-09; Reg. 1978-03-17; TX0000007051

v. 100, no. 68, 10Mar78. Created 1978; Pub. 1978-03-10; Reg. 1978-03-17; TX0000007052

v. 100, no. 69, 11Mar78. Created 1978; Pub. 1978-03-11; Reg. 1978-03-17; TX0000007055

v. 100, no. 70, 12Mar78. Created 1978; Pub. 1978-03-12; Reg. 1978-03-27; TX0000011877

v. 100, no. 71, 13Mar78. Created 1978; Pub. 1978-03-13; Reg. 1978-03-27; TX0000011880

v. 100, no. 72, 14Mar78. Created 1978; Pub. 1978-03-14; Reg. 1978-03-27; TX0000031296

v. 100, no. 73, 15Mar78. Created 1978; Pub. 1978-03-15; Reg. 1978-03-27; TX0000011878

v. 100, no. 74, 16Mar78. Created 1978; Pub. 1978-03-16; Reg. 1978-03-27; TX0000011879

v. 100, no. 75, 17Mar78. Created 1978; Pub. 1978-03-17; Reg. 1978-03-27; TX0000031297

v. 100, no. 76, 18Mar78. Created 1978; Pub. 1978-03-18; Reg. 1978-03-31; TX0000011871

v. 100, no. 77, 19Mar78. Created 1978; Pub. 1978-03-19; Reg. 1978-03-31; TX0000011875

v. 100, no. 78, 20Mar78. Created 1978; Pub. 1978-03-20; Reg. 1978-03-31; TX0000011874

v. 100, no. 79, 21Mar78. Created 1978; Pub. 1978-03-21; Reg. 1978-03-31; TX0000011873

v. 100, no. 80, 22Mar78. Created 1978; Pub. 1978-03-22; Reg. 1978-03-31; TX0000011876

v. 100, no. 81, 23Mar78. Created 1978; Pub. 1978-03-23; Reg. 1978-03-31; TX0000011872

v. 100, no. 82, 24Mar78. Created 1978; Pub. 1978-03-24; Reg. 1978-04-10; TX0000023144

v. 100, no. 83, 25Mar78. Created 1978; Pub. 1978-03-25; Reg. 1978-04-10; TX0000023145

v. 100, no. 84, 26Mar78. Created 1978; Pub. 1978-03-26; Reg. 1978-04-10; TX0000023140

v. 100, no. 85, 27Mar78. Created 1978; Pub. 1978-03-27; Reg. 1978-04-10; TX0000023139

v. 100, no. 86, 28Mar78. Created 1978; Pub. 1978-03-28; Reg. 1978-04-10; TX0000031295

v. 100, no. 87, 29Mar78. Created 1978; Pub. 1978-03-29; Reg. 1978-04-10; TX0000023146

v. 100, no. 88, 30Mar78. Created 1978; Pub. 1978-03-30; Reg. 1978-04-10; TX0000023141

v. 100, no. 89, 31Mar78. Created 1978; Pub. 1978-03-31; Reg. 1978-04-10; TX0000023142

v. 100, no. 90, 1Apr78. Created 1978; Pub. 1978-04-01; Reg. 1978-04-10; TX0000023143

v. 100, no. 91, 2Apr78. Created 1978; Pub. 1978-04-02; Reg. 1978-04-17; TX0000019630

v. 100, no. 92, 3Apr78. Created 1978; Pub. 1978-04-03; Reg. 1978-04-17; TX0000019632

v. 100, no. 93, 4Apr78. Created 1978; Pub. 1978-04-04; Reg. 1978-04-17; TX0000019636

v. 100, no. 94, 5Apr78. Created 1978; Pub. 1978-04-05; Reg. 1978-04-17; TX0000019634

v. 100, no. 95, 6Apr78. Created 1978; Pub. 1978-04-06; Reg. 1978-04-17; TX0000019635

v. 100, no. 96, 7Apr78. Created 1978; Pub. 1978-04-07; Reg. 1978-04-17; TX0000019631

v. 100, no. 97, 8Apr78. Created 1978; Pub. 1978-04-08; Reg. 1978-04-17; TX0000019642

v. 100, no. 98, 9Apr78. Created 1978; Pub. 1978-04-09; Reg. 1978-04-20; TX0000019640

v. 100, no. 99, 10Apr78. Created 1978; Pub. 1978-04-10; Reg. 1978-04-20; TX0000019639

v. 100, no. 100, 11Apr78. Created 1978; Pub. 1978-04-11; Reg. 1978-04-20; TX0000019637

v. 100, no. 101, 12Apr78. Created 1978; Pub. 1978-04-12; Reg. 1978-04-20; TX0000019638

v. 100, no. 102, 13Apr78. Created 1978; Pub. 1978-04-13; Reg. 1978-04-20; TX0000019641

v. 100, no. 103, 14Apr78. Created 1978; Pub. 1978-04-14; Reg. 1978-04-26; TX0000031291

v. 100, no. 104, 15Apr78. Created 1978; Pub. 1978-04-15; Reg. 1978-04-26; TX0000031292

v. 100, no. 105, 16Apr78. Created 1978; Pub. 1978-04-16; Reg. 1978-04-26; TX0000023138

v. 100, no. 106, 17Apr78. Created 1978; Pub. 1978-04-17; Reg. 1978-04-26; TX0000031284

v. 100, no. 107, 18Apr78. Created 1978; Pub. 1978-04-18; Reg. 1978-04-26; TX0000031293

v. 100, no. 108, 19Apr78. Created 1978; Pub. 1978-04-19; Reg. 1978-04-26; TX0000031294

v. 100, no. 109, 20Apr78. Created 1978; Pub. 1978-04-20; Reg. 1978-05-08; TX0000028981

v. 100, no. 110, 21Apr78. Created 1978; Pub. 1978-04-21; Reg. 1978-05-08; TX0000028982

v. 100, no. 111, 22Apr78. Created 1978; Pub. 1978-04-22; Reg. 1978-05-08; TX0000028979

v. 100, no. 112, 23Apr78. Created 1978; Pub. 1978-04-23; Reg. 1978-05-08; TX0000028983

v. 100, no. 113, 24Apr78. Created 1978; Pub. 1978-04-24; Reg. 1978-05-08; TX0000028980

v. 100, no. 114, 25Apr78. Created 1978; Pub. 1978-04-25; Reg. 1978-05-08; TX0000028989

v. 100, no. 115, 26Apr78. Created 1978; Pub. 1978-04-26; Reg. 1978-05-08; TX0000028977

v. 100, no. 116, 27Apr78. Created 1978; Pub. 1978-04-27; Reg. 1978-05-08; TX0000028978

v. 100, no. 117, 28Apr78. Created 1978; Pub. 1978-04-28; Reg. 1978-05-08; TX0000033766

v. 100, no. 118, 29Apr78. Created 1978; Pub. 1978-04-29; Reg. 1978-05-08; TX0000033765

v. 100, no. 119, 30Apr78. Created 1978; Pub. 1978-04-30; Reg. 1978-05-08; TX0000033767

v. 100, no. 120 lMay78. Created 1978; Pub. 1978-05-01; Reg. 1978-05-08; TX0000037421

v. 100, no. 121, 2May78. Created 1978; Pub. 1978-05-02; Reg. 1978-05-12; TX0000028986

v. 100, no. 122, 3May78. Created 1978; Pub. 1978-05-03; Reg. 1978-05-12; TX0000028985

v. 100, no. 123, 4May78. Created 1978; Pub. 1978-05-04; Reg. 1978-05-12; TX0000028984

v. 100, no. 124, 5May78. Created 1978; Pub. 1978-05-05; Reg. 1978-05-12; TX0000028976

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-05-12; TX0000028987

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-08-07; TX0000101649

v. 100, no. 126, 7May78. Created 1978; Pub. 1978-05-07; Reg. 1978-05-12; TX0000028988

v. 100, no. 127, 8May78. Created 1978; Pub. 1978-05-08; Reg. 1978-05-19; TX0000033770

v. 100, no. 128, 9May78. Created 1978; Pub. 1978-05-09; Reg. 1978-05-19; TX0000033768

v. 100, no. 129, 10May78. Created 1978; Pub. 1978-05-10; Reg. 1978-05-19; TX0000033769

v. 100, no. 130, 11May78. Created 1978; Pub. 1978-05-11; Reg. 1978-05-19; TX0000033772

v. 100, no. 131, 12May78. Created 1978; Pub. 1978-05-12; Reg. 1978-05-19; TX0000033771

v. 100, no. 132, 13May78. Created 1978; Pub. 1978-05-13; Reg. 1978-05-19; TX0000033764

v. 100, no. 133, 14May78. Created 1978; Pub. 1978-05-14; Reg. 1978-05-26; TX0000033763

v. 100, no. 134, 15May78. Created 1978; Pub. 1978-05-15; Reg. 1978-05-26; TX0000037425

v. 100, no. 135, 16May78. Created 1978; Pub. 1978-05-16; Reg. 1978-05-26; TX0000037420

v. 100, no. 136, 17May78. Created 1978; Pub. 1978-05-17; Reg. 1978-05-26; TX0000037426

v. 100, no. 137, 18May78. Created 1978; Pub. 1978-05-18; Reg. 1978-05-26; TX0000037424

v. 100, no. 138, 19May78. Created 1978; Pub. 1978-05-19; Reg. 1978-05-26; TX0000037422

v. 100, no. 139, 20May78. Created 1978; Pub. 1978-05-20; Reg. 1978-06-05; TX0000037423

v. 100, no. 140, 21May78. Created 1978; Pub. 1978-05-21; Reg. 1978-06-05; TX0000037429

v. 100, no. 141, 22May78. Created 1978; Pub. 1978-05-22; Reg. 1978-06-05; TX0000044349

v. 100, no. 142, 23May78. Created 1978; Pub. 1978-05-23; Reg. 1978-06-05; TX0000037428

v. 100, no. 143, 24May78. Created 1978; Pub. 1978-05-24; Reg. 1978-06-05; TX0000044348

v. 100, no. 144, 25May78. Created 1978; Pub. 1978-05-25; Reg. 1978-06-05; TX0000037427

v. 100, no. 145, 26May78. Created 1978; Pub. 1978-05-26; Reg. 1978-06-12; TX0000040892

v. 100, no. 146, 27May78. Created 1978; Pub. 1978-05-27; Reg. 1978-06-12; TX0000040894

v. 100, no. 147, 28May78. Created 1978; Pub. 1978-05-28; Reg. 1978-06-12; TX0000040893

v. 100, no. 148, 30May78. Created 1978; Pub. 1978-05-30; Reg. 1978-06-12; TX0000040895

v. 100, no. 149, 31May78. Created 1978; Pub. 1978-05-31; Reg. 1978-06-12; TX0000040891

v. 100, no. 150, 1Jun78. Created 1978; Pub. 1978-06-01; Reg. 1978-06-12; TX0000040890

v. 100, no. 151, 2Jun78. Created 1978; Pub. 1978-06-02; Reg. 1978-06-15; TX0000040898

v. 100, no. 152, 3Jun78. Created 1978; Pub. 1978-06-03; Reg. 1978-06-15; TX0000040897

v. 100, no. 153, 4Jun78. Created 1978; Pub. 1978-06-04; Reg. 1978-06-15; TX0000040896

v. 100, no. 154, 5Jun78. Created 1978; Pub. 1978-06-05; Reg. 1978-06-15; TX0000040899

v. 100, no. 155, 6Jun78. Created 1978; Pub. 1978-06-06; Reg. 1978-06-15; TX0000040900

v. 100, no. 156, 7Jun78. Created 1978; Pub. 1978-06-07; Reg. 1978-06-15; TX0000044355

v. 100, no. 157, 8Jun78. Created 1978; Pub. 1978-06-08; Reg. 1978-06-19; TX0000044353

v. 100, no. 158, 9Jun78. Created 1978; Pub. 1978-06-09; Reg. 1978-06-19; TX0000044354

v. 100, no. 159, 10Jun78. Created 1978; Pub. 1978-06-10; Reg. 1978-06-19; TX0000044352

v. 100, no. 160, 11Jun78. Created 1978; Pub. 1978-06-11; Reg. 1978-06-19; TX0000044351

v. 100, no. 161, 12Jun78. Created 1978; Pub. 1978-06-12; Reg. 1978-06-19; TX0000046179

v. 100, no. 162, 13Jun78. Created 1978; Pub. 1978-06-13; Reg. 1978-06-19; TX0000044350

v. 100, no. 163, 14Jun78. Created 1978; Pub. 1978-06-14; Reg. 1978-06-23; TX0000050065

v. 100, no. 164, 15Jun78. Created 1978; Pub. 1978-06-15; Reg. 1978-06-23; TX0000050066

v. 100, no. 165, 16Jun78. Created 1978; Pub. 1978-06-16; Reg. 1978-06-23; TX0000050067

v. 100, no. 166, 17Jun78. Created 1978; Pub. 1978-06-17; Reg. 1978-06-23; TX0000050068

v. 100, no. 167, 18Jun78. Created 1978; Pub. 1978-06-18; Reg. 1978-06-23; TX0000050064

v. 100, no. 168, 19Jun78. Created 1978; Pub. 1978-06-19; Reg. 1978-06-23; TX0000050057

v. 100, no. 169, 20Jun78. Created 1978; Pub. 1978-06-20; Reg. 1978-07-05; TX0000050058

v. 100, no. 170, 21Jun78. Created 1978; Pub. 1978-06-21; Reg. 1978-07-05; TX0000050059

v. 100, no. 171, 22Jun78. Created 1978; Pub. 1978-06-22; Reg. 1978-07-05; TX0000050060

v. 100, no. 172, 23Jun78. Created 1978; Pub. 1978-06-23; Reg. 1978-07-05; TX0000050061

v. 100, no. 173, 24Jun78. Created 1978; Pub. 1978-06-24; Reg. 1978-07-05; TX0000050062

v. 100, no. 174, 25Jun78. Created 1978; Pub. 1978-06-25; Reg. 1978-07-05; TX0000050063

v. 100, no. 175, 26Jun78. Created 1978; Pub. 1978-06-26; Reg. 1978-07-07; TX0000053982

v. 100, no. 176, 27Jun78. Created 1978; Pub. 1978-06-27; Reg. 1978-07-07; TX0000053985

v. 100, no. 177, 28Jun78. Created 1978; Pub. 1978-06-28; Reg. 1978-07-07; TX0000053986

v. 100, no. 178, 29Jun78. Created 1978; Pub. 1978-06-29; Reg. 1978-07-07; TX0000053987

v. 100, no. 179, 30Jun78. Created 1978; Pub. 1978-06-30; Reg. 1978-07-07; TX0000053984

v. 100, no. 180, 1Jul78. Created 1978; Pub. 1978-07-01; Reg. 1978-07-07; TX0000053983

v. 100, no. 181, 2Jul78. Created 1978; Pub. 1978-07-02; Reg. 1978-07-17; TX0000057940

v. 100, no. 182, 3Jul78. Created 1978; Pub. 1978-07-03; Reg. 1978-07-17; TX0000057939

v. 100, no. 183, 5Jul78. Created 1978; Pub. 1978-07-05; Reg. 1978-07-17; TX0000057938

v. 100, no. 184, 6Jul78. Created 1978; Pub. 1978-07-06; Reg. 1978-07-17; TX0000057943

v. 100, no. 185, 7Jul78. Created 1978; Pub. 1978-07-07; Reg. 1978-07-17; TX0000057942

v. 100, no. 186, 8Jul78. Created 1978; Pub. 1978-07-08; Reg. 1978-07-17; TX0000057941

v. 100, no. 187, 9Jul78. Created 1978; Pub. 1978-07-09; Reg. 1978-07-21; TX0000062482

v. 100, no. 188, 10Jul78. Created 1978; Pub. 1978-07-10; Reg. 1978-07-21; TX0000062483

v. 100, no. 189, 11Jul78. Created 1978; Pub. 1978-07-11; Reg. 1978-07-21; TX0000062479

v. 100, no. 190, 12Jul78. Created 1978; Pub. 1978-07-12; Reg. 1978-07-21; TX0000062481

v. 100, no. 191, 13Jul78. Created 1978; Pub. 1978-07-13; Reg. 1978-07-21; TX0000062480

v. 100, no. 192, 14Jul78. Created 1978; Pub. 1978-07-14; Reg. 1978-07-21; TX0000062478

v. 100, no. 193, 15Jul78. Created 1978; Pub. 1978-07-15; Reg. 1978-07-28; TX0000073982

v. 100, no. 194, 16Jul78. Created 1978; Pub. 1978-07-16; Reg. 1978-07-28; TX0000073984

v. 100, no. 195, 17Jul78. Created 1978; Pub. 1978-07-17; Reg. 1978-07-28; TX0000073983

v. 100, no. 196, 18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-07-28; TX0000073978

v. 100, no. 197, 19JU178. Created 1978 Pub. 1978-07-19; Reg. 1978-07-28; TX0000073985

v. 100, no. 198, 20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-07-28; TX0000130314

v. 100, no. 199, 21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-02; TX0000077490

v. 100, no. 200, 22Jul78. Created 1978; Pub. 1978-07-22; Reg. 1978-08-02; TX0000073981

v. 100, no. 201, 23Jul78. Created 1978; Pub. 1978-07-23; Reg. 1978-08-02; TX0000073980

v. 100, no. 202, 24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-02; TX0000073976

v. 100, no. 203, 25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-02; TX0000073979

v. 100, no. 204, 26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-02; TX0000073977

v. 100, no. 207, 29Jul78. Created 1978; Pub. 1978-07-29; Reg. 1978-08-17; TX0000103409

v. 100, no. 208, 30Jul78. Created 1978; Pub. 1978-07-30; Reg. 1978-08-17; TX0000103421

v. 100, no. 214, 5Aug78. Created 1978; Pub. 1978-08-05; Reg. 1978-08-17; TX0000103420

v. 100, no. 215, 6Aug78. Created 1978; Pub. 1978-08-06; Reg. 1978-08-17; TX0000103419

v. 100, no. 217, 8Aug78. Created 1978; Pub. 1978-08-08; Reg. 1978-09-07; TX0000094724

v. 100, no. 221, 12Aug78. Created 1978; Pub. 1978-08-12; Reg. 1978-09-07; TX0000094725

v. 100, no. 222, 13Aug78. Created 1978; Pub. 1978-08-13; Reg. 1978-09-07; TX0000094729

v. 100, no. 228, 19Aug78. Created 1978; Pub. 1978-08-19; Reg. 1978-09-07; TX0000094714

v. 100, no. 229, 20Aug78. Created 1978; Pub. 1978-08-20; Reg. 1978-09-07; TX0000094715

v. 100, no. 230, 21Aug78. Created 1978; Pub. 1978-08-21; Reg. 1978-09-07; TX0000094719

v. 100, no. 231, 22Aug78. Created 1978; Pub. 1978-08-22; Reg. 1978-09-07; TX0000094721

v. 100, no. 232, 23Aug78. Created 1978; Pub. 1978-08-23; Reg. 1978-09-07; TX0000094720

v. 100, no. 233, 24Aug78. Created 1978; Pub. 1978-08-24; Reg. 1978-09-07; TX0000094722

v. 100, no. 234, 25Aug78. Created 1978; Pub. 1978-08-25; Reg. 1978-09-07; TX0000094723

v. 100, no. 235, 26Aug78. Created 1978; Pub. 1978-08-26; Reg. 1978-09-07; TX0000094718

v. 100, no. 236, 27Aug78. Created 1978; Pub. 1978-08-27; Reg. 1978-09-07; TX0000094717

v. 100, no. 237, 28Aug78. Created 1978; Pub. 1978-08-28; Reg. 1978-09-07; TX0000094716

v. 100, no. 242, 2Sep78. Created 1978; Pub. 1978-09-02; Reg. 1978-09-12; TX0000097023

v. 100, no. 243, 3Sep78. Created 1978; Pub. 1978-09-03; Reg. 1978-09-12; TX0000097024

v. 100, no. 248, 9Sep78. Created 1978; Pub. 1978-09-09; Reg. 1978-09-18; TX0000097019

v. 100, no. 249, 10Sep78. Created 1978; Pub. 1978-09-10; Reg. 1978-09-18; TX0000097022

v. 100, no. 255, 16Sep78. Created 1978; Pub. 1978-09-16; Reg. 1978-09-22; TX0000103423

v. 100, no. 256, 17Sep78. Created 1978; Pub. 1978-09-17; Reg. 1978-09-22; TX0000103424

v. 100, no. 262, 23Sep78. Created 1978; Pub. 1978-09-23; Reg. 1978-10-05; TX0000115549

v. 100, no. 263, 24Sep78. Created 1978; Pub. 1978-09-24; Reg. 1978-10-05; TX0000115538

v. 100, no. 269, 30Sep78. Created 1978; Pub. 1978-09-30; Reg. 1978-10-13; TX0000115546

v. 100, no. 270, 1Oct78. Created 1978; Pub. 1978-10-01; Reg. 1978-10-13; TX0000115552

v. 100, no. 276, 7Oct78. Created 1978; Pub. 1978-10-07; Reg. 1978-10-13; TX0000115540

v. 100, no. 277, 8Oct78. Created 1978; Pub. 1978-10-08; Reg. 1978-10-13; TX0000115541

v. 100, no. 283 (called 258), 14Oct78. Created 1978; Pub. 1978-10-14; Reg. 1978-10-20; TX0000123358

v. 100, no. 284, 15Oct78. Created 1978; Pub. 1978-10-15; Reg. 1978-10-20; TX0000123359

v. 100, no. 290, 21Oct78. Created 1978; Pub. 1978-10-21; Reg. 1978-10-27; TX0000123362

v. 100, no. 291, 22Oct78. Created 1978; Pub. 1978-10-22; Reg. 1978-10-27; 1X0000123360

v. 100, no. 297, 28Oct78. Created 1978; Pub. 1978-10-28; Reg. 1978-11-06; TX0000143253

v. 100, no. 298, 29Oct78. Created 1978; Pub. 1978-10-29; Reg. 1978-11-06; TX0000143247

v. 100, no. 304, 4Nov78. Created 1978; Pub. 1978-11-04; Reg. 1978-11-13; TX0000133736

v. 100, no. 305, 5Nov78. Created 1978; Pub. 1978-11-05; Reg. 1978-11-13; TX0000133737

v. 100, no. 309, 9Nov78. Created 1978; Pub. 1978-11-09; Reg. 1978-11-20; TX0000161544

v. 100, no. 310, 10Nov78. Created 1978; Pub. 1978-11-10; Reg. 1978-11-20; TX0000161545

v. 100, no. 311, 11Nov78. Created 1978; Pub. 1978-11-11; Reg. 1978-11-20; TX0000181962

v. 100, no. 312, 12Nov78. Created 1978; Pub. 1978-11-12; Reg. 1978-11-20; TX0000175534

v. 100, no. 318, 18Nov78. Created 1978; Pub. 1978-11-18; Reg. 1979-01-19; TX0000175535

v. 100, no. 319, 19Nov78. Created 1978; Pub. 1978-11-19; Reg. 1979-01-19; TX0000175541

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1977

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 99, no. 346, 17Dec77. Created 1977; Pub. 1977-12-17; Reg. 1978-03-06; TX0000007039

v. 99, no. 352, 23Dec77. Created 1977; Pub. 1977-12-23; Reg. 1978-01-06; TX0000019633

v. 99, no. 353, 24Dec77. Created 1977; Pub. 1977-12-24; Reg. 1978-01-06; TX0000019629

v. 99, no. 354, 25Dec77. Created 1977; Pub. 1977-12-25; Reg. 1978-01-06; TX0000019623

v. 99, no. 355, 27Dec77. Created 1977; Pub. 1977-12-27; Reg. 1978-01-06; TX0000019627

v. 99, no. 356, 28Dec77. Created 1977; Pub. 1977-12-28; Reg. 1978-01-06; TX0000019624

v. 99, no. 357, 29Dec77. Created 1977; Pub. 1977-12-29; Reg. 1978-01-06; TX0000019625

v. 99, no. 358, 30Dec77. Created 1977; Pub. 1977-12-30; Reg. 1978-01-06; TX0000019626

v. 99, no. 359, 31Dec77. Created 1977; Pub. 1977-12-31; Reg. 1978-01-06; TX0000019628

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.